UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22027

FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended April 30, 2011, originally filed with the Securities and Exchange Commission on July 7, 2011 (Accession Number 0001193125-11-183764), to report Item 4 by each accountant and to correct the amounts listed in Items 4(a), 4(d), and 4(g) of Form N-CSR. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Shareholder,

Review and Performance

Global financial assets performed reasonably well during the first three months of the life of the Boston Advisors Broad Allocation Strategy Fund (“the Fund”). However, markets had to overcome the proverbial “wall of worry” in order to achieve positive returns. Chief among the worries were the Eurozone’s efforts to avoid a sovereign debt crisis, the uncertain effects of a devastating tsunami on Japan’s nuclear power plants and industry, Mideast unrest and a rise in commodity prices, in particular oil. While these concerns contributed to a measure of volatility in the period, other more positive factors outweighed these concerns and caused asset prices to appreciate. Equities were supported by better-than-expected corporate profits and merger and acquisition activity, precious metals, in particular gold, benefited from political uncertainty, and U.S. fixed income markets benefited from a growing conviction that growth in the U.S. economy would slowdown.

The Fund maintained a mildly defensive stance during most of the period under review. This positioning reflected the magnitude of the rally across many asset classes over the preceding six months and the fact that many of the concerns highlighted above remained unresolved. In addition, the three lenses we use to assess asset classes, namely fundamentals, sentiment and price dynamics increasingly exhibited a neutral reading. When compared to an equally weighted target benchmark, the Fund was underweight global equities, global fixed income and commodities while cash was slightly overweight.

Against this background, the Fund provided investors with positive returns while maintaining a low level of volatility compared to pure equity funds or other types of balanced funds. From inception to the end of April, the Fund returned 5.00% net of fees while a traditional balanced portfolio, as represented by a blended index comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index returned 4.34%. The return on a 3 month Treasury Bill plus 3% was 0.79%, over the period.

Global Equities

The U.S. equity market was one of the stronger performing developed markets during the period. In contrast, the rise in European markets was somewhat muted given the concerns surrounding the potential for a widespread sovereign debt crisis. During the period, the Fund favored emerging markets given their more robust growth prospects. For much of the period, we held a “short” position in U.S. small stocks in order to hedge overall equity exposure and reduce portfolio volatility. While the strategy served to reduce volatility, it hurt performance. Towards the end of the period, we increased the position in U.S. equities. Exposure to Europe remained relatively stable.

Commodities

Commodities were the best performing asset class in the period. Unrest in the Middle East and fears of disruptions to global crude oil supplies provided a catalyst to drive oil prices higher. Unrest and shortages also caused prices of some agricultural commodities to rise. Performance among precious metals was mixed. However, a relatively large position in silver benefited performance. Some gains within commodities were given back by an allocation to uranium, which fell sharply as a result of the uncertainty over the future of nuclear power in a number of countries.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2011

(Unaudited)

Fixed Income

Global fixed income markets rebounded from earlier declines in the period. The Fund benefited from a bias towards high yield credit and high quality U.S. municipal bonds, and deemphasizing sovereign bonds. High yield credit or junk bonds benefited from relatively attractive yields and the capital appreciation potential should economic growth accelerate. Prior to the beginning of the period, municipal bonds had fallen deeply out of favor with investors. However, the rise in yield (and decline in price) coupled with an improving supply/demand background caused investors to renew their interest in municipal bonds. A major contributor to Fund returns was Build America Bonds, which were in demand ahead of the expiration of the program. The Fund also held positions in emerging market debt in order to capitalize on strong economic growth and relatively attractive yields.

Currency

Currencies are held to diversify risk and as a way to add incremental income or return. The holdings in the Canadian dollar performed well, followed by allocations to emerging market currencies and the “carry trade”, which seeks to take advantage of interest rate differentials between currencies.

Global Real Estate

Real Estate was the second best performing asset class in the period. The primary contributor to return was a holding in DWS World Real Estate Fund, which completed its conversion from a closed-end fund to an open-ended fund and paid a special dividend.

Cash

During the period, exposure to cash was doubled to just over 12%. The increase reflected a more cautious stance towards financial markets, a desire to protect gains in the portfolio and reduce volatility. The cash position also enables management to enter into new positions as opportunities arise.

Outlook and Positioning

At the end of the reporting period, the Fund continued to be conservatively positioned. Many of the economic and political concerns highlighted earlier continue to lurk in the background. In addition, the strong performance of riskier asset classes such as equities and commodities has lead our sentiment and price dynamic models to be less constructive on a near term basis. In keeping with its objective to deliver attractive risk adjusted returns, we believe that the Fund is positioned to participate in positive developments in asset markets and at the same time, limit downside risk.

Boston Advisors, LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011 †
Since Inception*
Institutional Class Shares	5.00%
60% S&P 500® Index/ 40% Barclays Capital U.S. Aggregate Bond Index	4.34%**
S&P 500® Index	6.53%**
Barclays Capital U.S. Aggregate Bond Index	1.58%**

†	Not Annualized

*	The Fund commenced operations on January 31, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 2.30% and 1.49%, respectively, for Institutional Class Shares average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Boston Advisors, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund in order to limit “Total Annual Fund Operating Expenses,” excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate performance as compared to that of the unmanaged blended index of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

3

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Performance Data

April 30, 2011

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly-concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transcation costs from high portfolio turnover since the Adviser may engage in active trading.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from January 31, 2011, the commencement of operations, through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure (Concluded)

April 30, 2011

(Unaudited)

	Boston Advisors Broad Allocation Strategy Fund
	Beginning Account Value*	Ending Account Value April 30, 2011	Expenses Paid During Period
Institutional Class Shares
Actual **	$1,000.00	$1,050.00	$2.47
Hypothetical (5% return before expenses) ***	1,000.00	1,019.82	4.97

*	The Fund commenced operations on January 31, 2011. Beginning account value for the Hypothetical is November 1, 2010.

**

Expenses are equal to an annualized expense ratio for the period January 31, 2011 (commencement of operations) to April 30, 2011 of 0.99% for Institutional Class Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (89), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total returns since inception for the Fund of 5.00% for Institutional Class Shares. The annualized expense ratio do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectus were 0.01% - 0.06%.

***

Expenses (hypothetical expenses if the Fund had been in existence from November 1, 2010) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365.

6

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE TRADED FUNDS:
Equity	24.6%	$141,809
Fixed Income	23.9	137,941
Commodity	22.2	128,285
Currency	8.1	46,924
Real Estate	6.2	36,064
Other	1.9	11,001
Other Assets in Excess of Liabilities	13.1	75,698

NET ASSETS	100.0%	$577,722

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — 86.9%
Commodity — 22.2%
iPath Dow Jones-UBS Agriculture Subindex Total Return ETN*	162	$10,514
iPath Dow Jones-UBS Cocoa Subindex Total Return ETN*	122	5,782
PowerShares DB Agriculture Fund*	304	10,354
PowerShares DB Energy Fund*	1,302	43,552
PowerShares DB Gold Fund*	712	39,067
PowerShares DB Silver Fund*	130	10,971
Uranium Participation Corp.*	1,155	8,045

		128,285

Currency — 8.1%
CurrencyShares Canadian Dollar Trust	50	5,256
PowerShares DB G10 Currency Harvest Fund*	1,048	26,315
WisdomTree Dreyfus Chinese Yuan Fund*	391	10,064
WisdomTree Dreyfus Emerging Currency Fund*	224	5,289

		46,924

Equity — 24.6%
Guggenheim Canadian Energy Income ETF	346	7,996
iShares MSCI EAFE Index Fund	194	12,311
iShares S&P Global Timber & Forestry Index Fund	60	2,999

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — (Continued)
Equity — (Continued)
iShares S&P Latin America 40 Index Fund	234	$12,676
PowerShares High Yield Equity Dividend Achievers Portfolio	1,394	12,644
ProShares Ultrashort Russell2000*	159	6,271
SPDR S&P 500 ETF Trust	87	11,879
SPDR S&P Emerging Asia Pacific ETF	122	10,784
Vanguard FTSE All-World ex-US ETF	222	11,546
Vanguard MCSI Emerging Markets ETF	540	27,313
WisdomTree Equity Income Fund	324	13,676
WisdomTree Total Dividend Fund	231	11,714

		141,809

Fixed Income — 23.9%
First Trust Strategic High Income Fund	846	3,105
First Trust Strategic High Income Fund II	1,008	5,201
iPath US Treasury 10-Year Bear ETN*	112	5,600
iShares Barclays 1-3 Year Credit Bond Fund	117	12,279
iShares Barclays Credit Bond Fund	139	14,723
iShares S&P National Municipal Bond Fund	334	34,031
Market Vectors Pre-Refunded Municipal Index ETF	436	10,865

The accompanying notes are an integral part of the financial statements.

8

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — (Continued)
Fixed Income — (Continued)
PowerShares Build America Bond Portfolio	376	$9,715
PowerShares Emerging Markets Sovereign Debt Portfolio	460	12,287
PowerShares International Corporate Bond Portfolio	358	10,389
SPDR Barclays Capital High Yield Bond ETF	246	10,061
Western Asset Emerging Markets Income Fund Inc.	719	9,685

		137,941

Other — 1.9%
Credit Suisse Merger Arbitrage Index ETN*	525	11,001

Real Estate — 6.2%
RMR Asia Pacific Real Estate Fund	376	6,749
SPDR Dow Jones International Real Estate ETF	276	11,446

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — (Continued)
Real Estate — (Continued)
Vanguard REIT ETF	289	$17,869

		36,064

TOTAL EXCHANGE TRADED FUNDS (Cost $483,816)		502,024

TOTAL INVESTMENTS - 86.9% (Cost $483,816)		502,024

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.1%		75,698

NET ASSETS - 100.0%		$577,722

*	Non-income producing.

DB	Deutche Bank
EAFE	Europe, Australia, and Far East
ETN	Exchange Traded Notes
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s Depositary Receipt
SPDR	Sponsored Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

9

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $483,816)	$502,024
Cash	71,176
Receivable from Investment Adviser	37,282
Prepaid expenses and other assets	2,048

Total assets	612,530

Liabilities
Payable for administration and accounting	3,800
Payable for transfer agent fees	2,600
Payable for custodian fees	885
Payable for audit fees	17,500
Payable for legal fees	7,500
Accrued expenses	2,523

Total liabilities	34,808

Net Assets	$577,722

Net Assets Consisted of:
Capital stock, $0.01 par value	$550
Paid-in capital	559,450
Accumulated net investment income	148
Accumulated net realized loss from investments	(634)
Net unrealized appreciation on investments	18,208

Net Assets	$577,722

Institutional Class:
Net asset value, offering and redemption price per share ($577,722 / 55,021)	$10.50

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Dividends	$707

Total investment income	707

Expenses
Advisory fees (Note 2)	452
Administration and accounting fees (Note 2)	17,872
Audit fees	17,500
Transfer agent fees (Note 2)	12,598
Legal fees	7,500
Custodian transaction and out of pocket fees (Note 2)	4,229
Printing and shareholder reporting fees	2,500
Officers’ fees	2,300
Registration and filing fees	93
Other expenses	238

Total expenses before waivers and reimbursements	65,282

Less: waivers and reimbursements (Note 2)	(64,723)

Net expenses after waivers and reimbursements	559

Net investment income	148

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(634)
Net change in unrealized appreciation on investments	18,208

Net realized and unrealized gain on investments	17,574

Net increase in net assets resulting from operations	$17,722

*	The Fund commenced operations on January 31, 2011.

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income	$148
Net realized loss from investments	(634)
Net change in unrealized appreciation from investments	18,208

Net increase in net assets resulting from operations	17,722

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	560,000

Total increase in net assets	577,722

Net assets
Beginning of period	—

End of period	$577,722

Accumulated net investment income, end of period	$148

*	The Fund commenced operations on January 31, 2011.

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period January 31, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment gain	0.01	(1)
Net realized and unrealized gain on investments	0.49

Net increase in net assets resulting from operations	0.50

Net asset value, end of period	$10.50

Total investment return(2)	5.00%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$578
Ratio of expenses to average net assets(3)	0.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)(5)	115.64	%(4)
Ratio of net investment income to average net assets(3)	0.26	%(4)
Portfolio turnover rate	22.69	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The Boston Advisors Broad Allocation Strategy Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on January 31, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A and Institutional Class Shares. As of April 30, 2011, Class A Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities ;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) ; and

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2011

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$502,024	$502,024	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2011

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Boston Advisors, LLC (“Boston Advisors” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three

16

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2011

(3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. For the period ended April 30, 2011, the amount of fees accrued and waived was $452, and the fees reimbursed by the Adviser were $37,281. At April 30, 2011, the amount of the potential recovery by the Adviser was $37,733 which will expire in 2014.

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $17,872 and waived fees totaling $13,991.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $12,598 and waived fees totaling $9,999.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, the Custodian accrued custodian fees totaling $4,229 and waived fees totaling $3,000.

BNY Mellon Distributors Inc. (the “Underwriter”), provides principal underwriting services to the Fund. For the period ended, April 30, 2011, there were no fees paid for the sale of Fund shares.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $0. During the period, there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

17

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2011

3. Investment in Securities

From commencement of operations on January 31, 2011 to April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$543,310	$58,860

4. Capital Share Transactions

For the period January 31, 2011 (commencement of operations) to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011
	Shares	Values
Institutional Class:
Sales	55,021	$560,000

Net increase	55,021	$560,000

As of April 30, 2011, the following three shareholders held, of record or beneficially, 10% or more of the outstanding shares of the Fund: LPL Financial, Account 1(35%), LPL Financial, Account 2(35%) and Ann E. Redpath (18%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of April 30, 2011, the components of distributable earnings on a tax basis was undistributed ordinary income of $148. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

18

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Concluded)

April 30, 2011

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$483,524

Gross unrealized appreciation	$19,377
Gross unrealized depreciation	(877)

Net unrealized appreciation	$18,500

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $926.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective June 9, 2011, the Fund’s Class A commenced operations.

19

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Boston Advisors Broad Allocation Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2011 (commencement of operations) through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

20

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 526-8968 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on June 11, 2010, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement between Boston Advisors, LLC (“Boston Advisors” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and Proxy voting policies for the Trustees’ review and consideration. The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. Representatives from Boston Advisors attended the meeting and answered questions from the Board.

22

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Continued)

(Unaudited)

The Trustees reviewed historical performance charts including comparisons to the S&P 500 Index and a blended index comprised of 60% S&P 500 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index and discussed the performance information for a composite of similarly managed accounts for the period ending March 31, 2010 on a month to date, quarter to date, year to date, one-year and since inception basis.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financial statements. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Adviser noted that the range of the total expense ratios of similarly managed funds provided shows that the proposed advisory fee and total expense ratio for the Fund are lower than the similarly managed funds, but explained that the precise fee ranges of peer funds are difficult to ascertain due to classification definitions for this type of fund. The Trustees concluded that the advisory fee and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset

23

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Concluded)

(Unaudited)

levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement.

24

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 526-8968.

25

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 526-8968.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee Widener University

1Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

26

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”)(investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (6 Portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

27

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., and predecessor firms, from 2002 to 2004.

28

Investment Adviser

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BOSTON ADVISORS

BROAD ALLOCATION

STRATEGY FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Boston Advisors Broad Allocation Strategy Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Boston Advisors Broad Allocation Strategy Fund. Shares of the Boston Advisors Broad Allocation Strategy Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

CORVERUS STRATEGIC EQUITY FUND

Annual Investment Adviser’s Report
April 30, 2011
(Unaudited)

Dear Fellow Shareholder,

The S&P 500 posed a solid 17.22% return during the 2011 fiscal year as the markets’ recovery and rebound from the 2007-2008 recession continued. The Corverus Strategic Equity Fund participated in the rebound, finishing the fiscal year up 11.88% net of fees. Overall, the resiliency of the large cap equity market has been impressive and provided investors comfort that the U.S. markets are settling into a more stable economic and investment environment.

Investment Review and Portfolio Strategy

Investor optimism over the past year was buoyed by many factors, including the removal of U.S. election overhang, extension of the Bush-era tax rates, solid GDP and manufacturing data, a stabilized employment picture and actions by the Federal Reserve intended to keep interest rates low. Additionally, corporate profits and cash balances for non-financial US companies have reached record levels as executives continue to put the pause on major investments and hiring. When the market did demonstrate signs of weakness, macro events and geo-political worries were the culprits.

Market gains over the past year were broad based and demonstrated a strengthening economy as well as a cyclical rebound that continued to show resilience and gain momentum. Every one of the major Global Industry Classification Standard (“GICS”) S&P 500 sectors posted double digit returns except Financial Services. Some of the key economic sectors that have been instrumental in lifting the markets off of the bottom hit in mid-2009 continued to perform well over the past year: the Energy sector gained almost 36%; Industrials were up 20%; and the Consumer Discretionary sector gained almost 19%.

The Fund’s exposure to the sharp, significant increase in the price of oil weighed on results, especially in the latter half of 2010 and early 2011. In our opinion, the short and mid-term impacts of oil and commodity price volatility are two factors that are sure to influence performance of both the energy sector as well as the broader markets. As oil prices increased almost $20 a barrel in a few weeks and gas prices approached $4 per gallon, profit margins for consumer-related companies find themselves stuck between a rock and a hard place. We maintained enough direct exposure to oil via our energy holdings to keep pace with the sector. However, several other sectors, particularly those related to consumers were severely hampered, as energy prices jumped. Higher oil prices, along with other commodity costs, will drive higher input costs for these companies, leading to margin compression. Increased energy costs will also decrease the discretionary income of consumers, particularly lower and middle income consumers, potentially making it difficult for companies to fully pass along those higher input costs.

Investment Climate and Outlook

Both national and global uncertainties remain numerous. Political upheavals, raging fiscal policy and budget debates and a continued weak housing sector are just some of the headwinds we face. Additionally, we are keenly aware that persistently high oil and commodity prices could also crimp economic growth, especially in the short-term. The markets now know about and are pricing in the risks of political upheaval in the Middle East and persistent debt woes throughout both Europe and the U.S. Second, as we progress through the year, quarterly comparisons will become more difficult to beat. Finally, if higher commodity prices, specifically oil, persist for an extended period, the increased input costs will likely reverberate through the broader economy and hamper global gap growth. The sticker shock of gas at $4 per gallon, to many, is both visceral and real. The ability of consumers, especially at the low and middle income tier, to absorb higher costs passed onto them by businesses should be carefully gauged. We’re maintaining a watchful eye on higher oil prices and have adjusted our portfolio, on the margin, to mitigate the potential negative impact.

Market sentiment remains optimistic and U.S. large-cap equities continue to climb. Multiple data points continue to suggest that the positive environment for equities should prevail in the near term. The U.S. economy created more than 200,000 new jobs in March and the jobless rate fell to a two-year low. February saw the eighth straight month of increases in consumer spending. The Business Roundtable association of CEOs reported that over half the companies polled expect to increase hiring over the next two quarters and that nearly all expected sales to increase over the next six months. Over half of CEOs from large companies are expecting to increase their hiring over the next two quarters to support the continued increases in sales. Interest rates also remain very accommodative to fund economic expansion and also provide fuel for increasing mergers and acquisitions. This year’s favorable depreciation tax treatment for capital investments should provide noticeable catalyst for many companies and sectors, especially Industrial and Information Technology. We feel the portfolio is poised to benefit from these positive trends as we position the portfolio to exploit the current pro-cyclical phase of the business cycle. We believe that the cycle is improving and strengthening and our holdings have taken and will continue to take advantage of these trends.

Isaac Green, CFA

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and they do not guarantee the future performance of the Fund or the markets.

1

CORVERUS STRATEGIC EQUITY FUND

Annual Report
Fund Performance
April 30, 2011
(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Corverus Strategic

Equity Fund vs. Russell 1000® and S&P 500® Indexes

Average Annual Total Returns for the Year Ended April 30, 2011
	1 Year	Since Inception*
Class I Shares	11.88%	1.53%
S&P 500® Index	17.22%	2.80	%**
Russell 1000® Index	18.02%	3.12	%**

*	The Corverus Strategic Equity Fund (the “Fund”) commenced operations on June 19, 2008.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 739-1390. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratio for Class I Shares, as stated in the current prospectus, is 9.84% and 1.00%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Piedmont Investment Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class I Shares to 1.00%. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2011, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 180 days of purchase. A reduced redemption fee of 1.00%, calculated as a percentage of the amount redeemed (using standard rounding criteria) applies to shares

2

CORVERUS STRATEGIC EQUITY FUND

Annual Report

Fund Performance (Concluded)

April 30, 2011

(Unaudited)

redeemed within 360 days of purchase but after 181 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

3

CORVERUS STRATEGIC EQUITY FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2010 through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Corverus Strategic Equity Fund — Class I Shares
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,118.80	$5.25
Hypothetical (5% return before expenses)	1,000.00	1,019.77	5.02

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2011 of 1.00% for Class I Shares for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) then divided by 365 days. The Fund’s ending account values on the first line in the table are based on the actual six month total return for the Fund of 11.88% for Class I Shares.

4

CORVERUS STRATEGIC EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	16.0%	$819,915
Financials	15.5	792,468
Energy	14.6	746,137
Consumer Discretionary	13.7	699,707
Industrials	12.0	613,724
Health Care	9.2	469,679
Consumer Staples	6.8	348,049
Materials	5.5	282,070
Telecommunication Services	3.1	160,592
Utilities	2.8	141,425
Other Assets In Excess of Liabilities	0.8	40,650

NET ASSETS	100.0%	$5,114,416

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

CORVERUS STRATEGIC EQUITY FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 99.2%
Consumer Discretionary — 13.7%
Abercrombie & Fitch Co.,
Class A	1,540	$109,032
DIRECTV, Class A*	2,640	128,278
Ford Motor Co.*	9,860	152,534
Macy’s, Inc.	6,220	148,720
Mattel, Inc	1,860	49,699
Wyndham Worldwide Corp.	3,220	111,444

		699,707

Consumer Staples — 6.8%
Kraft Foods, Inc., Class A	4,600	154,468
PepsiCo, Inc.	2,810	193,581

		348,049

Energy — 14.6%
ConocoPhillips	2,010	158,649
Exxon Mobil Corp.	1,300	114,400
Halliburton Co.	2,210	111,561
Hess Corp.	1,500	128,940
National Oilwell Varco, Inc.	1,930	148,012
Occidental Petroleum Corp.	740	84,575

		746,137

Financials — 15.5%
American Express Co.	3,380	165,890
Ameriprise Financial, Inc.	2,570	159,494
Bank of America Corp.	10,055	123,475
JPMorgan Chase & Co.	3,250	148,298
Lazard Ltd., Class A	1,760	72,160
MetLife, Inc.	2,632	123,151

		792,468

Health Care — 9.2%
Bristol-Myers Squibb Co.	3,950	110,995
Illumina, Inc.*	1,740	123,505
Mylan, Inc.*	4,380	109,150
UnitedHealth Group, Inc.	2,560	126,029

		469,679

Industrials — 12.0%
Boeing Co. (The)	2,480	197,854
Caterpillar, Inc.	230	26,544

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrials — (Continued)
Cummins, Inc.	1,390	$167,050
Fedex Corp.	1,090	104,280
General Electric Co.	5,770	117,996

		613,724

Information Technology — 16.0%
Apple, Inc.*	510	177,597
EMC Corp.*	4,270	121,012
Google, Inc., Class A*	237	128,952
Microsoft Corp.	4,890	127,238
NVIDIA Corp.*	4,460	89,200
Teradyne, Inc.*	4,110	66,171
VMware, Inc., Class A*	1,150	109,745

		819,915

Materials — 5.5%
Allegheny Technologies, Inc.	1,290	92,880
E.I du Pont de Nemours & Co.	2,320	131,753
International Paper Co.	1,860	57,437

		282,070

Telecommunication Services — 3.1%
American Tower Corp., Class A*	3,070	160,592

Utilities — 2.8%
NextEra Energy, Inc.	2,500	141,425

TOTAL COMMON STOCKS (Cost $4,272,637)		5,073,766

TOTAL INVESTMENTS — 99.2% (Cost $4,272,637)		5,073,766
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		40,650

NET ASSETS — 100.0%.		$5,114,416

*	Non income producing.

The accompanying notes are an integral part of the financial statements.

6

CORVERUS STRATEGIC EQUITY FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $4,272,637)	$5,073,766
Receivable for investments sold	102,489
Dividends and interest receivable	1,933
Receivable from Investment Adviser	49,462
Prepaid expenses and other assets	2,160

Total assets	5,229,810

Liabilities
Cash overdraft	5,355
Payable for capital shares redeemed	5,734
Payable for investments purchased	25,763
Payable for audit fees	24,803
Payable for printing fees	15,914
Payable for administration and accounting fees	12,981
Payable for transfer agent fees	10,924
Payable for legal fees	6,481
Payable for Trustees and Officers	3,342
Payable for custodian fees	2,767
Accrued expenses	1,330

Total liabilities	115,394

Net Assets	$5,114,416

Net Assets Consisted of:
Capital stock, $0.01 par value	$5,287
Paid-in capital	4,183,825
Accumulated net realized gain from investments	124,175
Net unrealized appreciation on investments	801,129

Net Assets	$5,114,416

Class I:
Shares outstanding	528,707

Net asset value, offering and redemption price per share	$9.67

The accompanying notes are an integral part of the financial statements.

7

CORVERUS STRATEGIC EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2011

Investment Income
Dividends	$62,961
Interest	61

Total investment income	63,022

Expenses
Advisory fees (Note 2)	27,165
Administration and accounting fees (Note 2)	72,463
Transfer agent fees (Note 2)	41,818
Audit fees	25,024
Printing and shareholder reporting fees	24,380
Custodian fees (Note 2)	22,264
Legal fees	21,355
Trustees’ and officers’ fees	17,895
Registration and filing fees	2,856
Other expenses	4,676

Total expenses before waivers and reimbursements	259,896

Less: waivers and reimbursements (Note 2)	(218,103)

Net expenses after waivers and reimbursements	41,793

Net investment income	21,229

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	235,226
Net change in unrealized appreciation on investments	293,757

Net realized and unrealized gain from investments	528,983

Net increase in net assets resulting from operations	$550,212

The accompanying notes are an integral part of the financial statements.

8

CORVERUS STRATEGIC EQUITY FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Increase in net assets from operations:
Net investment income	$21,229	$17,068
Net realized gain on investments	235,226	305,362
Net change in unrealized appreciation from investments	293,757	416,682

Net increase in net assets resulting from operations	550,212	739,112

Less Dividends and Distributions to Shareholders:
Net investment income	(24,292)	(20,500)
Net realized capital gains	(262,577)	—
Net decrease in net assets from dividends and distributions to shareholders	(286,869)	(20,500)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,091,222	1,282,258

Total increase in net assets	1,354,565	2,000,870

Net assets
Beginning of year	3,759,851	1,758,981

End of year	$5,114,416	$3,759,851

Accumulated net investment income, end of year	$—	$2,845

The accompanying notes are an integral part of the financial statements.

9

CORVERUS STRATEGIC EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period June 19, 2008* to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$9.23	$6.83	$10.00
Net investment income	0.05 (1)	0.06 (1)	0.08	(1)
Net realized and unrealized gain/loss on investments	1.00 (1)	2.40 (1)	(3.22	)(1)

Net increase (decrease) in net assets resulting from operations	1.05	2.46	(3.14)

Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.06)	(0.03)
Net realized gains	(0.56)	—	—

Total dividends and distributions to shareholders	(0.61)	(0.06)	(0.03)

Net asset value, end of period	$9.67	$9.23	$6.83

Total investment return(2)	11.88%	36.15%	(31.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,114	$3,760	$1,759
Ratio of expenses to average net assets	1.00%	1.00%	1.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	6.22%	9.84%	31.79	%(3)
Ratio of net investment income to average net assets	0.51%	0.68%	1.47	%(3)
Portfolio turnover rate	111.98%	134.95%	133.18	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

10

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements

April 30, 2011

1.	Organization and Significant Accounting Policies

The Corverus Strategic Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on June 19, 2008. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. As of April 30, 2011, Class A Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

11

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2011

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$5,073,766	$5,073,766	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

12

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2011

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Transactions with Affiliates and Related Parties

Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. At April 30, 2011, the amount of potential recovery by the Adviser was as follows:

April 30, 2012	Expiration April 30, 2013	April 30, 2014
$212,468	$222,557	$218,103

For the year ended April 30, 2011, investment advisory fees accrued and waived were $27,165 and fees reimbursed by the Adviser were $190,938. At April 30, 2011, $49,462 was due from the Adviser for reimbursement of other expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $72,463.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $41,818.

13

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2011

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s Custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, the Custodian accrued fees totaling $22,264.

BNY Mellon Distributors Inc. (the “Underwriter”), provides principal underwriting services to the Fund. For the year ended April 30, 2011, there were no fees paid for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement effective July 1, 2010. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares. As of April 30, 2011, the Fund’s Class A Shares had not been offered.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2011 was $3,826. During the period, there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3.	Investment in Securities

For the year ended April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$5,464,624	$4,564,954

4.	Capital Share Transactions

For the year ended April 30, 2011 and the year ended April 30, 2010, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010
	Shares	Value	Shares	Value
Sales	305,446	$2,755,676	354,049	$2,950,009
Reinvestments	31,768	286,869	2,412	20,500
Redemptions	(215,813)	(1,951,323)	(206,790)	(1,688,251)

Net Increase	121,401	$1,091,222	149,671	$1,282,258

As of April 30, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Maria J. Mauceri Trustees for New York Life Progress - Sharing Investment Program Trust (92%).

14

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2011

5.	Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2011, these adjustments were to increase undistributed net investment income/(loss) and decrease accumulated net realized gain/(loss) by $218 due to the redesignation of dividends paid and investments in partnerships. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal year ended April 30, 2011 and the fiscal period ended April 30, 2010, the tax character of distributions paid by the Fund was $147,444 and $20,500, respectively, of ordinary income dividends, and $139,425 and $0, respectively, of long-term capital gain dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, there was $152,808 of undistributed ordinary income and $39,797 of accumulated long-term capital gains on a tax basis. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$4,341,067

Gross unrealized appreciation	$835,352
Gross unrealized depreciation	(102,653)

Net unrealized appreciation	$732,699

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any capital losses after October 31, 2010.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to financial statements for the fiscal year ending April 30, 2012.

15

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Concluded) April 30, 2011

6.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

CORVERUS STRATEGIC EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Corverus Strategic Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Corverus Strategic Equity Fund (the “Fund”) at April 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

17

CORVERUS STRATEGIC EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, the Fund paid $147,444 of ordinary income dividends and $139,425 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 48.20%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 48.47%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

18

CORVERUS STRATEGIC EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 739-1390 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreements

At a meeting held on March 23-24, 2011, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a continuation of the advisory agreement between Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the Corverus Strategic Equity Fund (the “Fund”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information for similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration.

The Trustees reviewed historical performance charts including the Fund’s investment performance in comparison to its applicable Lipper peer group for the period ending December 31, 2010 on a one-year, two year and since-inception basis. The Trustees considered the short-term and long-term performance of the Fund. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies.

19

CORVERUS STRATEGIC EQUITY FUND

Other Information (Continued)

(Unaudited)

A representative from Piedmont attended the meeting in person and discussed Piedmont’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, a profitability analysis of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financials, including its balance sheets. The Trustees also reviewed a comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by Piedmont

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund are likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the

20

CORVERUS STRATEGIC EQUITY FUND

Other Information (Continued)

(Unaudited)

approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the Agreement.

On April 28, 2011, the Agreement terminated automatically as a result of a change of control of the Adviser when Rosemont Partners, II L.P. (“Rosemont”), a private equity fund of Rosemont Investment Partners, LLC, acquired a 30% interest in the Adviser (the “Transaction”). In order for Piedmont to provide uninterrupted services to the Fund, the Board, at a special in-person meeting held on April 20, 2011, approved an interim sub-advisory agreement between the Trust, on behalf of the Fund, and Piedmont dated April 28, 2011 (the “Interim Agreement”). At the April 20, 2011 meeting, the Board also approved a new advisory agreement with Piedmont (the “New Agreement”), subject to shareholder approval. The Agreement, the Interim Agreement, and the New Agreement are collectively referred to as the “Agreements.”

Before considering the Interim Agreement and New Agreement, the Board requested information about the Transaction. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by Piedmont in conjunction with the April 20, 2011 in-person meeting and information previously provided by Piedmont at the March 23-24, 2011 meeting. To assist the Board in considering the Interim Agreement and New Agreement, Piedmont provided materials and information about Rosemont Partners and the Transaction and updated materials designed to assist the Board in its consideration of the Interim Agreement and New Agreement. In addition to considering the same factors as those discussed during the March 23-24, 2011 meeting, the Trustees also considered information that Piedmont provided regarding (i) the procedures for allocating investment opportunities between the Fund and other clients, (ii) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Fund, and (iii) the Transaction and the impact of the resulting change of control on the services provided by Piedmont. The Trustees also received and reviewed a memorandum from legal counsel with regarding the legal standard applicable to their review of the Interim Agreement and New Agreement. In addition the Board consulted with legal counsel in executive session with respect to their review of the Interim Agreement and New Agreement and certain other considerations relevant to their deliberations on whether to approve the Interim Agreement and New Agreement.

At the in-person meeting on April 20, 2011, representatives from Piedmont joined the meeting telephonically and discussed the Transaction, including the background of and reasons for the Transaction. Representatives of Piedmont responded to questions from the Board. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, certain employees and officers of Piedmont following completion of the Transaction. In connection with the Trustees’ review of the Interim Agreement and New Agreement, the representatives from Piedmont emphasized that: (i) it expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material changes in personnel or operations are contemplated; and (iii) Piedmont has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

In addition to the information provided by Piedmont as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However,

21

CORVERUS STRATEGIC EQUITY FUND

Other Information (Continued)

(Unaudited)

the Trustees determined that the overall arrangements between the Fund and Piedmont, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and New Agreement, including that the Fund’s contractual fee under the Interim Agreement and New Agreement will remain the same; (ii) the Board’s full annual review of the Agreement at their in-person meeting on March 23-24, 2011 as required by the 1940 Act and their determination at that time that (a) Piedmont had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to Piedmont in light of the services provided, the costs to Piedmont of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the portfolio management team for the Fund and the operations of Piedmont are not currently expected to change as a result of the Transaction. Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

The Trustees considered the services historically provided by Piedmont to the Fund and its shareholders. I n reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered Piedmont’s personnel and the depth of Piedmont’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by Piedmont, including that no material changes are expected as a result of the Transaction in Piedmont’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by Piedmont are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) Piedmont has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement, and (vi) it is very unlikely that any “unfair burden” resulting from the Transaction will be imposed on the Fund for the first two years following closing of the Transaction because no adverse changes are expected as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its shareholders.

The Board considered the overall investment performance of Piedmont and the Fund. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance

22

CORVERUS STRATEGIC EQUITY FUND

Other Information (Continued)

(Unaudited)

in connection with the approval of the Agreement at the in-person Board meeting held on March 23-24, 2011. The Board also concluded that neither the Transaction nor the Interim Agreement and New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) Piedmont does not currently expect the Transaction to cause any material change to the Fund’s portfolio management team responsible for investment performance, which the Board found to be satisfactory, (ii) as discussed in more detail below, the Fund’s expenses are not expected to increase as a result of the Transaction, and (iii) there is not expected to be any “unfair burden” imposed on the Fund as a result of the Transaction.

Piedmont provided information regarding advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Piedmont’s relationship with the Fund. The Trustees evaluated expense comparison data for the Fund and comparative funds. The Trustees reviewed a comparative Lipper Expense Table for the Fund as of December 31, 2010, which compared the Fund to a group of funds selected by Lipper as being similar to the Fund. The Lipper Expense Table compared each fund’s average net assets, contractual management fee and actual advisory fee, among other items. The Trustees reviewed the services provided to the Fund by Piedmont as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees also reviewed information regarding fees charged by Piedmont to fees charged to other clients of Piedmont. The Trustees also evaluated explanations provided by Piedmont as to differences in fees charged to the Fund and other similarly managed accounts. The Trustees considered any direct or indirect revenues which would be received by affiliates of Piedmont. The Trustees concluded that the advisory fees and services provided by Piedmont are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees considered whether the Transaction would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Transaction.

The Trustees also considered the costs of the services provided by Piedmont, the compensation and benefits received by Piedmont in providing services to the Fund, as well as its profitability. The Trustees were provided with Piedmont’s financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Piedmont. The Trustees noted that the level of profitability of Piedmont is an important factor in providing service to the Fund, and the Trustees should be satisfied that Piedmont’s profits are sufficient to continue as healthy, on-going concerns generally and as investment adviser of the Fund specifically. Based on the information provided, the Trustees concluded that Piedmont’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by Piedmont.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels.

23

CORVERUS STRATEGIC EQUITY FUND

Other Information (Concluded)

(Unaudited)

In addition, the Trustees also considered Piedmont’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Trust and the Fund to spread its fixed costs across a larger asset base.

After consideration of all the factors, taking into consideration the information presented at the meeting and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. The Board concluded that the advisory fee rate under each of the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreements is in the best interests of the shareholders of the Fund. The Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in March 2011 that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s respective peer groups; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially since that determination; and that Piedmont had represented that the overall expenses for the Fund is not expected to be adversely affected by the Transaction. The Trustees also noted that Piedmont had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

24

CORVERUS STRATEGIC EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 739-1390.

25

CORVERUS STRATEGIC EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 739-1390.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University
1

Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

26

CORVERUS STRATEGIC EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

27

CORVERUS STRATEGIC EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

28

Investment Adviser

Piedmont Investment Advisors, LLC

300 W. Morgan Street

Suite 1200

Durham, NC 27701

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of FundVantage Trust

Class I Shares

ANNUAL

REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Corverus Strategic Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Corverus Strategic Equity Fund. Shares of the Corverus Strategic Equity Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

CUTWATER INVESTMENT GRADE BOND FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Cutwater Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Cutwater Investment Grade Bond Fund. Shares of the Cutwater Investment Grade Bond Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

CUTWATER INVESTMENT GRADE BOND FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Shareholder,

The Cutwater Investment Grade Bond Fund (the “Fund”) was successfully launched on December 2, 2010 with the ticker “CWBIX” and we believe that the Fund is off to a good start. Over the last six months including inception of the fund, the markets have primarily focused on and responded to improving economic data in the U.S. and overseas and largely ignored the series of crises including concerns over sovereign indebtedness in peripheral Europe, dramatic political changes in the Middle East, rising oil prices, and the tragic earthquake and tsunami in Japan. Clearly the focus has been on basic economic data such as improvement in consumer spending, positive Institute for Supply Management (ISM) Survey numbers for both Manufacturing and Non-Manufacturing and the declining unemployment rate that seem to indicate that growth is likely to be sustained in the U.S. and that last year’s concerns over a possible “double-dip” recession are not likely to resurface in the immediate future. More recently the economic data has shown signs of weakness, for instance, the unemployment rate has ticked back up to 9 percent from the March reading of 8.8 percent. Also the first quarter Gross Domestic Product (GDP) growth rate was 1.8 percent, a deceleration from 3.1 percent in the fourth quarter of 2010.

With a positive outlook for growth, going into 2011, and the substantial liquidity provided by the Federal Reserve through its Quantitative Easing program, investors continued allocating capital to riskier assets despite periodic bouts of volatility. This risk appetite is reflected in the S&P 500 index that rose over 12 percent and high yield bonds that returned over 6 percent from inception of the Fund to April 30, 2011. At the other end of the risk spectrum, U.S. Treasuries returned a mere 0.11 percent due to a rise in rates. The ten-year Treasury increased 29 basis points from 2.99 percent at inception to 3.28 percent at the end of April. Fundamentals for corporate bonds remain firm as default rates continue to fall given the gradual improvement in the economy and substantially stronger liquidity in the bond and loan markets, enabling companies to refinance maturing debt at attractive rates. Moody’s is forecasting that the global speculative grade default rate will continue to decline from an already low 2.3 percent in April 2011 to 1.2 percent in April 2012.

Budget pressures at Federal, State and Local governments were a drag on economic growth in the 4th quarter of 2010 and the first quarter of 2011 and will likely continue being a drag in the near term. Expectations for the full year 2011 GDP growth are for a continued sluggish recovery around 2.75 percent. This forecast is down from earlier expectations reflecting the continuing high debt burden, a weak housing market, and elevated unemployment levels. The recent increase in oil prices has also raised concerns about a decline in consumer spending in the U.S. as well as slower global growth. These significant headwinds notwithstanding, we continue to believe in a “checkmark” shaped recovery, as has been our expectation for a few quarters. Concerns over the substantial increase in the U.S. federal deficit, the potential for increased inflation and resolution of the deficit over the longer term remain and could contribute to future periods of market volatility.

Performance of the Fund was strong for the most recent quarter and year to date period ended April 30, 2011, generating a total return after fees and expenses of 2.16 percent and 2.36 percent, respectively, which compares to 1.58 percent and 1.70 percent for the Fund’s benchmark, the Barclays Aggregate Bond Index. The Fund outperformed the Barclays Aggregate Bond Index benchmark for the quarter and year to date periods ended April 30, 2011 by 58 basis points and 66 basis points, respectively. The Fund’s Inception to Date (April 30, 2011) total return was 1.22 percent which compares to 1.37 percent for the Barclays Aggregate Bond Index. The modest Inception to Date underperformance of the Fund compared to the Barclays Aggregate Bond Index benchmark reflected the cash drag during the start-up phase of the Fund. In terms of sector allocations, the Fund’s overweights in the industrial, financial institutions, CMBS and local authority (municipal) sectors were the primary contributors to the Fund’s outperformance during the period ended April 30, 2011. The Fund’s overweight of BBB, BB and B securities and underweight of US Treasuries also contributed to the outperformance in the periods ended April 30, 2011. Duration was not a meaningful factor to the Fund’s performance in the subject periods as the Fund’s duration was approximately even with the benchmark’s duration.

Thank you for entrusting us with your confidence. We appreciate your support and look forward to communicating with you in the future.

Cutwater Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

1

CUTWATER INVESTMENT GRADE BOND FUND

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011 †
Since Inception*
Institutional Class	1.22%
Barclays Aggregate Bond Index	1.37%**

†	Not annualized.

*	The Cutwater Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

The Fund’s total annual operating expense ratio for Institutional Class shares of the Fund, as stated in the current prospectus, is 0.76% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Aggregate Bond Index. Barclays Aggregate Bond Index is an unmanaged intermediate-term index and should not be considered indicative of any Cutwater Investment Grade Bond Fund investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

2

CUTWATER INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from December 2, 2010, commencement of operations, through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cutwater Investment Grade Bond Fund
	Beginning Account Value(1)	Ending Account Value April 30, 2011	Expenses Paid During Period
Institutional Class
Actual*	$1,000.00	$1,012.20	$3.41
Hypothetical (5% return before expenses)**	1,000.00	1,020.63	4.17

(1) The Fund commenced operations on December 2, 2010. Beginning account value for the Hypothetical is November 1, 2010.

*

  Expenses are equal to an annualized expense ratio for the period December 2, 2010 to April 30, 2011 of 0.83% for the Institutional Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (149), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total returns since inception for the Fund of 1.22%.

**

  Expenses (hypothetical expenses if the Fund had been in existence from November 1, 2010) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181) then divided by 365.

3

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Debt Securities	46.5%	$31,593,845
Residential Mortgage-Backed Securities	21.7	14,780,064
U.S. Treasury Obligations	10.2	6,898,706
Asset Backed Securities	9.9	6,696,531
Commercial Mortgage-Backed Securities	6.5	4,434,022
Municipal Bonds	3.8	2,564,919
Registered Investment Company	1.3	895,126
Other Assets in Excess of Liabilities	0.1	98,895

NET ASSETS	100.0%	$67,962,108

The accompanying notes are an integral part of the financial statements.

4

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments

April 30, 2011

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE DEBT SECURITIES — 46.5%
Automotive — 2.2%
Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21 (b)	B3/BB-	$200	$201,750
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Ba3/B+	200	249,662
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.70%, 10/01/14	Ba2/BB-	500	572,583
Hertz Corp., Sr. Unsec. Notes, 6.90%, 08/15/14	B3/B-	200	200,894
Hyundai Capital Services, Inc., Sr. Unsec. Notes, 4.375%, 07/27/16 144A	Baa2/BBB+	300	305,034

			1,529,923

Basic Materials — 0.3%
Gerdau Trade, Inc., Co. Gty., 5.75%, 01/30/21 144A	Baa3/BBB-	200	202,000

Chemicials — 1.5%
Braskem Finance, Ltd., Co. Gty., 7.00%, 05/07/20 144A	Baa3/BBB-	250	271,875
Chevron Phillips Chemical Co., LLC/LP, Sr. Unsec. Notes, 8.25%, 06/15/19 144A	Baa1/BBB	200	246,663
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa3/BBB-	393	503,862

			1,022,400

Consumer Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec. Notes, 8.00%, 10/15/16 144A(b)	Ba3/BB	200	212,000
Diversified Financial Services — 13.5%
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18 144A	Ba1/BB+	300	312,000
American Express Co., Sub. Notes, 6.80%, 09/01/66 (b)(c)	Baa2/BB	300	313,500
Bank of America Corp., Jr. Sub. Notes, 8.00%, 01/30/18 (c)(d)	Ba3/BB+	600	649,038
Bank of America Corp., Sub. Notes, 5.75%, 08/15/16	A3/A-	410	437,870
BioMed Realty LP, Co. Gty., REIT, 6.125%, 04/15/20	Baa3/BBB-	347	369,757
Citigroup, Inc., Sr. Unsec. Notes, 6.01%, 01/15/15	A3/A	225	249,396
Commonwealth Bank of Australia, Govt. Liquid Gtd., 3.492%, 08/13/14 144A	Aaa/AAA	350	369,260
Dexia Credit Local/New York NY, Govt. Liquid Gtd., 0.71%, 03/05/13 144A(c)	Aa1/AA+	575	572,677
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	Aa2/AA+	200	219,096
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	Aa3/AA	400	415,054
Goodman Funding Property Ltd., Sr. Unsec. Notes, REIT, 6.375%, 04/15/21 144A	Baa3/BBB	250	257,937
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 10.176%, 06/30/30 144A(c)(d)	A3/A-	500	675,000
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 4.61%, 06/27/13 144A(c)(d)	A3/A-	250	246,924
ICICI Bank, Ltd., Sr. Unsec. Notes, 5.75%, 11/16/20 144A	Baa2/BBB-	500	501,916
ING Bank NV, Sub. Notes, 0.519%, 09/26/16 (b)(c)	A1/NA	600	560,225
JPMorgan Chase Capital XV, Ltd. Gtd., 5.875%, 03/15/35	A2/BBB+	750	746,887
Royal Bank of Scotland, PLC, Govt. Liquid Gtd., 2.625%, 05/11/12 144A	Aaa/AAA	550	561,881
State Bank of India/London, Sr. Unsec. Notes, 4.50%, 07/27/15 144A	Baa2/BBB-	300	309,126
WEA Finance, LLC/WT Finance Australia Property, Ltd., Co. Gty., REIT, 7.50%, 06/02/14 144A	A2/A-	200	229,409
Wells Fargo Capital XV, Ltd. Gtd., 9.75%, 09/26/13 (c)(d)	Baa3/A-	1,100	1,211,375

			9,208,328

Energy — 6.0%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/20/21 (b)	Ba3/BB-	250	258,750

The accompanying notes are an integral part of the financial statements.

5

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2011

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE DEBT SECURITIES — (Continued)
Energy — (Continued)
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.00%, 10/01/12	Ba1/BBB-	$400	$416,932
Calfrac Holdings LP, Sr. Unsec. Notes, 7.50%, 12/01/20 144A(b)	B2/B+	100	104,750
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17 144A(b)	Ba2/BB+	200	235,500
Consol Energy, Inc., Co. Gty., 8.00%, 04/01/17 (b)	B1/BB	200	221,000
Frac Tech Services LLC/Frac Tech Finance, Inc., Co. Gty., 7.125%, 11/15/18 144A(b)	B2/BB	200	213,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 7.625%, 04/15/21 144A(b)	B2/BB-	200	210,000
Husky Energy, Inc., Sr. Unsec. Notes, 5.90%, 06/15/14	Baa2/BBB+	200	222,372
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21 144A	Baa3/BBB-	250	260,625
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19	Baa2/BBB	225	286,949
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19 144A	Baa3/BBB	200	239,000
Pride International, Inc., Sr. Unsec. Notes, 6.875%, 08/15/20	Ba1/BBB-	325	375,603
Reliance Holdings USA, Inc., Co. Gty., 4.50%, 10/19/20 144A	Baa2/BBB	500	473,026
Transocean, Inc., Co. Gty., 6.50%, 11/15/20	Baa3/BBB	250	280,630
Weatherford International, Ltd./Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB	250	267,397

			4,065,534

Food And Beverage — 1.5%
Anheuser-Busch Cos., Inc., Co. Gty., 5.50%, 01/15/18	Baa1/A-	300	333,707
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 0.824%, 01/27/14 (c)	Baa1/A-	325	326,693
PepsiCo, Inc., Sr. Unsec. Notes, 4.875%, 11/01/40	Aa3/A-	375	358,071

			1,018,471

Gaming,Lodging & Leisure — 0.8%
Royal Caribbean Cruises, Ltd., Sr. Unsec. Notes, 11.875%, 07/15/15	Ba2/BB	200	245,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 1st Mtge., 7.875%, 05/01/20 (b)	Ba1/BB+	250	275,000

			520,500

Healthcare — 2.4%
CR Bard, Inc., Sr. Unsec. Notes, 4.40%, 01/15/21	A3/A	290	297,680
DaVita, Inc., Co. Gty., 6.375%, 11/01/18 (b)	B2/B	200	204,750
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A	Ba2/BB	500	488,125
HCP, Inc., Sr. Unsec. Notes, REIT, 5.375%, 02/01/21 (b)	Baa2/BBB	295	306,640
Health Care REIT, Inc., Sr. Unsec. Notes, REIT, 5.25%, 01/15/22 (b)	Baa2/BBB-	325	326,395

			1,623,590

Industrial — 0.8%
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19 144A	Baa2/BBB	250	266,522
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15 (b)	Ba1/BB+	300	309,750

			576,272

Insurance — 4.8%
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19	Baa2/BBB+	200	248,239
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68 (b)(c)	Baa2/BBB	500	560,000
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88 144A(b)(c)	Baa3/BB	250	340,000
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20	A3/A-	250	250,358
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69 (b)	Baa2/BBB	450	634,500

The accompanying notes are an integral part of the financial statements.

6

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2011

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE DEBT SECURITIES — (Continued)
Insurance — (Continued)
Metropolitan Life Global Funding I, Sr. Sec. Notes, 0.532%, 08/13/12 144A(c)	Aa3/AA-	$500	$500,085
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68 (b)(c)	Baa3/BBB+	290	355,250
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67 (b)(c)	A3/BBB	375	391,406

			3,279,838

Media — 1.0%
AMC Entertainment, Inc., Co. Gty., 8.75%, 06/01/19 (b)	B1/B-	200	217,000
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 03/15/23	Baa2/BBB	225	284,718
Valassis Communications, Inc., Co. Gty., 6.625%, 02/01/21 144A(b)	Ba3/BB-	175	173,687

			675,405

Mining — 0.9%
BHP Billiton Finance USA, Ltd., Co. Gty., 6.50%, 04/01/19	A1/A+	200	239,469
Teck Resources, Ltd., Sr. Sec. Notes, 10.75%, 05/15/19 (b)	Baa2/BBB	275	351,670

			591,139

Paper — 0.4%
Georgia-Pacific LLC, Co. Gty., 5.40%, 11/01/20 144A	Ba1/BBB	250	252,216

Pipe Lines Ex Natural Gas — 1.8%
Colonial Pipeline Co., Sr. Unsec. Notes, 3.50%, 10/15/20 144A(b)	A2/A	350	331,129
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(c)	Ba1/BB	325	342,875
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	Baa3/BBB-	275	284,181
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 9.00%, 02/01/19	Baa2/BBB	200	257,095

			1,215,280

Steel — 0.4%
Allegheny Technologies, Inc., Sr. Unsec. Notes, 9.375%, 06/01/19	Baa3/BBB-	200	256,001

Technology — 0.7%
Hewlett-Packard Co., Sr. Unsec. Notes, 2.125%, 09/13/15	A2/A	450	446,931

Telecommunications — 2.3%
Alestra SA, Sr. Unsec. Notes, 11.75%, 08/11/14	B1/B+	250	285,625
CCO Holdings LLC/CCO Holdings Capital Corp., Co. Gty., 7.00%, 01/15/19 (b)	B2/B+	200	209,500
Intelsat Jackson Holdings SA, Co. Gty., 7.25%, 10/15/20 144A(b)	B3/B	100	100,750
NII Capital Corp., Co. Gty., 10.00%, 08/15/16 (b)	B2/B+	200	229,500
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 (b)	Baa3/BBB-	300	304,125
Telecom Italia Capital SA, Co. Gty., 5.25%, 10/01/15	Baa2/BBB	300	315,812
Virgin Media Finance PLC, Co. Gty., 8.375%, 10/15/19 (b)	Ba2/BB-	100	113,000

			1,558,312

Transportation — 1.8%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 3.60%, 09/01/20 (b)	A3/BBB+	250	240,571
Kansas City Southern de Mexico SA de CV, Sr. Unsec. Notes, 8.00%, 02/01/18 (b)	B1/BB-	250	276,875
United Airlines 2009-2A Pass Through Trust, Pass Through Certs., Series 2009-02, 9.75%, 01/15/17	Baa2/BBB+	646	734,821

			1,252,267

The accompanying notes are an integral part of the financial statements.

7

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2011

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE DEBT SECURITIES — (Continued)
Utilities — 3.1%
Commonwealth Edison Co., 1st Mtge., 6.15%, 09/15/17	Baa1/A-	$300	$345,265
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A	Ba1/BBB-	250	258,019
NextEra Energy Capital Holdings, Inc., Jr. Sub. Notes, 7.30%, 09/01/67 (b)(c)	Baa2/BBB	750	791,250
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20 (b)	Ba3/BB-	200	210,500
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa3/BBB-	500	482,404

			2,087,438

TOTAL CORPORATE DEBT SECURITIES (Cost $31,017,213)			31,593,845
ASSET BACKED SECURITIES — 9.9%
Ally Master Owner Trust, Series 2010-3, Class A, 2.88%, 04/15/15 144A	Aaa/AAA	120	123,281
ARES Enhanced Loan Investment Strategy, Ltd., Series 2008-IRA, Class A2, 4.274%, 10/16/20 144A(c)	Aa2/AA	500	494,426
Centerpoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.192%, 02/01/20	Aaa/AAA	879	945,651
CIT Equipment Collateral, Series 2010-VT1A, Class A3, 2.41%, 05/15/13 144A	Aaa/AAA	650	654,754
Citibank Omni Master Trust, Series 2009-A12, Class A12, 3.35%, 08/15/16 144A	Aaa/AAA	1,110	1,139,488
CitiFinancial Auto Issuance Trust, Series 2009-1. Class A4, 3.15%, 08/15/16 144A	Aaa/AAA	250	257,298
Ford Credit Auto Owner Trust, Series 2009-C, Class A3, 2.72%, 11/15/13	Aaa/AAA	482	488,458
Gale Force CLO, Ltd., Series 2005-1A, Class A1, 0.583%, 11/15/17 144A(c)	Aa1/AA+	850	819,952
Octagon Investment Partners VI, Ltd., Series 2003-6A, Class A1L, 0.813%, 01/13/16 144A(c)	Aa1/AA+	739	726,200
Octagon Investment Partners VII, Ltd., Series 2004-7A, Class A1L, 0.67%, 12/02/16 144A(c)	Aa1/AA+	670	651,131
OHA Intrepid Leveraged Loan Fund, Ltd., Series 2011-1A, Class A, 2.04%, 04/20/21
144A(c)	Aaa/AAA	400	395,892

TOTAL ASSET BACKED SECURITIES (Cost $6,693,759)			6,696,531

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.5%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.648%, 04/10/49(c)	A1/A+	400	433,560
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM, 5.582%, 09/11/41(c)	A2/A	850	903,525
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.014%, 02/15/38(c)	Aaa/AAA	360	385,736
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class E, 6.135%, 07/12/37 144A	A2/A-	265	273,122
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM, 5.593%, 05/12/45	Aa3/A	850	869,921
Morgan Stanley Capital I, Series 2005-HQ6, Class A4B, 5.042%, 08/13/42	A1/A+	500	524,838
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, 5.447%, 02/12/44(c)	Aaa/A	800	855,999
Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A1, 5.50%, 06/25/34	Aaa/AAA	187	187,321

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,390,225)			4,434,022

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 21.7%
FHLMC Gold Pool # A47297, 5.00%, 10/01/35	Aaa/AAA	864	915,712
FHLMC Gold Pool # A78358, 5.50%, 12/01/37	Aaa/AAA	840	907,142

The accompanying notes are an integral part of the financial statements.

8

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2011

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — (Continued)
FHLMC Gold Pool # A89699, 4.50%, 11/01/39	Aaa/AAA	$784	$806,874
FHLMC Gold Pool # A95134, 4.50%, 11/01/40	Aaa/AAA	918	945,752
FHLMC Gold Pool # D98505, 4.00%, 01/01/31	Aaa/AAA	588	597,710
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AAA	478	525,043
FHLMC Gold Pool # G03900, 5.50%, 02/01/38	Aaa/AAA	898	969,131
FHLMC Gold Pool # G05832, 5.00%, 03/01/40	Aaa/AAA	825	871,736
FHLMC Gold Pool # G13996, 4.00%, 11/01/25	Aaa/AAA	579	601,925
FHLMC Gold Pool # J14072, 4.00%, 01/01/26	Aaa/AAA	439	456,269
FHLMC Non Gold Pool # IB8060, 2.908%, 03/01/41(c)	Aaa/NA	528	532,791
FNMA Pool # 255814, 5.50%, 08/01/35	Aaa/AAA	432	466,622
FNMA Pool # 720475, 4.00%, 08/01/18	Aaa/AAA	144	151,555
FNMA Pool # 931997, 5.00%, 09/01/39	Aaa/AAA	328	346,796
FNMA Pool # 954875, 6.00%, 11/01/37	Aaa/AAA	522	573,183
FNMA Pool # AD0657, 5.00%, 06/01/23	Aaa/AAA	487	523,982
FNMA Pool # AE0411, 4.50%, 09/01/40	Aaa/AAA	488	502,678
FNMA Pool # AE0704, 4.00%, 01/01/26	Aaa/AAA	215	223,004
GNMA Pool # 3997, 5.50%, 06/20/37	Aaa/AAA	58	63,276
GNMA Pool # 4923, 4.50%, 01/20/41	Aaa/AAA	323	337,909
GNMA Pool # 692783, 5.00%, 09/15/39	Aaa/AAA	548	587,777
GNMA Pool # 694462, 6.00%, 10/15/38	Aaa/AAA	527	582,984
GNMA Pool # 698338, 4.50%, 05/15/39	Aaa/AAA	784	822,931
GNMA Pool # 711532, 4.50%, 09/15/40	Aaa/AAA	173	182,142
GNMA Pool # 737183, 5.00%, 04/15/40	Aaa/AAA	355	382,020
GNMA Pool # 748482, 5.00%, 08/15/40	Aaa/AAA	514	551,952
GNMA Pool # 82717, 3.00%, 01/20/41(c)	Aaa/AAA	348	351,168

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $14,640,160)			14,780,064

MUNICIPAL BONDS — 3.8%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A2/A	350	324,142
California State, Build America Bonds, GO, 7.625%, 03/01/40	A3/A-	525	599,828
Illinois State, Build America Bonds, GO, 7.35%, 07/01/35	A1/A+	200	214,828
Massachusetts State, Development Finance Agency, Harvard University, RB, Series B-1, 5.00%, 10/15/40(b)	Aaa/AAA	325	335,114
New York City Municipal Water Finance Authority, Water & Sewer RB, 2nd Generation Resolution, Series GG-1, 5.00%, 06/15/39(b)	Aa1/AA+	385	385,743
New York City Transitional Finance Authority, Build America Bonds, RB, 5.508%, 08/01/37	Aaa/AAA	325	325,325
Washington State, Various Purpose, Series B, GO, 5.25%, 02/01/36(b)	Aa1/AA+	365	379,939

TOTAL MUNICIPAL BONDS (Cost $2,434,512)			2,564,919

U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bonds, 4.25%, 11/15/40	Aaa/AAA	675	656,227
U.S. Treasury Notes, 0.50%, 11/15/13	Aaa/AAA	230	228,131
U.S. Treasury Notes, 0.875%, 02/29/12	Aaa/AAA	1,000	1,005,550
U.S. Treasury Notes, 1.00%, 10/31/11	Aaa/AAA	1,800	1,807,735
U.S. Treasury Notes, 1.25%, 10/31/15	Aaa/AAA	300	293,414

The accompanying notes are an integral part of the financial statements.

9

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Concluded)

April 30, 2011

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes, 1.375%, 02/15/13	Aaa/AAA	$500	$507,500
U.S. Treasury Notes, 2.00%, 01/31/16	Aaa/AAA	200	201,188
U.S. Treasury Notes, 2.25%, 11/30/17	Aaa/AAA	175	171,691
U.S. Treasury Notes, 2.375%, 07/31/17	Aaa/AAA	150	149,344
U.S. Treasury Notes, 2.625%, 11/15/20	Aaa/AAA	935	884,598
U.S. Treasury Notes, 2.75%, 11/30/16	Aaa/AAA	275	282,820
U.S. Treasury Notes, 2.875%, 03/31/18	Aaa/AAA	245	248,445
U.S. Treasury Notes, 3.50%, 05/15/20	Aaa/AAA	200	205,266
U.S. Treasury Notes, 3.625%, 02/15/21	Aaa/AAA	250	256,797

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,871,615)			6,898,706

		Shares
REGISTERED INVESTMENT COMPANY — 1.3%
BlackRock Liquidity Funds TempCash Portfolio	Aaa/AAA	895,126	895,126

TOTAL REGISTERED INVESTMENT COMPANY (Cost $895,126)			895,126

TOTAL INVESTMENTS - 99.9%
(Cost $66,942,610)			67,863,213

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%			98,895

NET ASSETS - 100.0%			$67,962,108

(a)	Ratings for debt securities are unaudited. All ratings are as of April 30, 2011 and may have changed subsquently.
(b)	This security is callable.
(c)	Floating or variable rate security. Rate disclosed is as of April 30, 2011.
(d)	Security is perpetual. Date shown is next call date.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At April 30, 2011, these securities amounted to $15,539,861 or 22.9% of net assets.

Legend
Certs.	Certificates	LLC	Limited Liability Company
CLO	Collateralized Loan Obligation	LP	Limited Partnership
Co. Gty.	Company Guaranty	Ltd.	Limited
Debs.	Debentures	Mtge.	Mortgage
FHLMC	Federal Home Loan Mortgage Corp.	NA	Not Available
FNMA	Federal National Mortgage Association	RB	Revenue Bond
GNMA	Governement National Mortgage Association	REIT	Real Estate Investment Trust
GO	General Obligations	Sec.	Secured
Govt.	Government	Sr.	Senior
Gtd.	Guaranteed	Sub.	Subordinated
Jr.	Junior	Unsec.	Unsecured

The accompanying notes are an integral part of the financial statements.

10

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities
April 30, 2011

Assets
Investments, at value (Cost $66,942,610)	$67,863,213
Receivable for investments sold	194,188
Dividends and interest receivable	636,961
Prepaid expenses and other assets	37,023

Total assets	68,731,385

Liabilities
Payable for investments purchased	682,594
Payable to Adviser	27,622
Payable for transfer agent fees	10,921
Payable for administration and accounting	12,413
Payable for Trustees and Officers	6
Payable for custodian fees	2,522
Accrued expenses	33,199

Total liabilities	769,277

Net Assets	$67,962,108

Net Assets Consisted of:
Capital stock, $0.01 par value	$67,918
Paid-in capital	67,844,246
Accumulated net investment income	5,787
Accumulated net realized loss from investments	(876,446)
Net unrealized appreciation on investments	920,603

Net Assets	$67,962,108

Institutional Class:
Net asset value, offering and redemption price per share ($67,962,108 / 6,791,811)	$10.01

The accompanying notes are an integral part of the financial statements.

11

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Interest	$930,836
Dividends	3,665

Total investment income	934,501

Expenses
Advisory fees (Note 2)	133,234
Administration and accounting fees (Note 2)	33,894
Transfer agent fees (Note 2)	22,878
Audit fees	17,500
Legal fees	10,569
Custodian transaction and out of pocket fees (Note 2)	8,870
Printing and shareholder reporting fees	8,188
Trustees’ and officers’ fees	6,681
Registration and filing fees	265
Other expenses	2,000

Total expenses before waivers and reimbursements	244,079

Less: waivers and reimbursements (Note 2)	(19,011)

Net expenses after waivers and reimbursements	225,068

Net investment income	709,433

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(836,928)
Net change in unrealized appreciation on investments	920,603

Net realized and unrealized gain on investments	83,675

Net increase in net assets resulting from operations	$793,108

*	The Fund commenced operations on December 2, 2010.

The accompanying notes are an integral part of the financial statements.

12

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income	$709,433
Net realized loss from investments	(836,928)
Net change in unrealized appreciation from investments	920,603

Net increase in net assets resulting from operations	793,108

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(743,318)

Total net investment income	(743,318)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	67,912,318

Total increase in net assets	67,962,108

Net assets
Beginning of period	—

End of period	$67,962,108

Accumulated net investment income, end of period	$5,787

*	The Fund commenced operations on December 2, 2010.

The accompanying notes are an integral part of the financial statements.

13

CUTWATER INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period December 2, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.11
Net realized and unrealized gain on investments	0.01

Net increase in net assets resulting from operations	0.12

Dividends to shareholders from:
Net investment income	(0.11)

Net asset value, end of period	$10.01

Total investment return(1)	1.22%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$67,962
Ratio of expenses to average net assets	0.83	%(2)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	0.90	%(2)
Ratio of net investment income to average net assets	2.61	%(2)
Portfolio turnover rate	106.84	%(4)

*	Commencement of operations.
(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(2)	Annualized.
(3)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2).
(4)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The Cutwater Investment Grade Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A Shares made within eighteen months of purchase where no initial sales charge was paid at time of purchase as part of an investment of $1 million or more. As of April 30, 2011, Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at the last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued) April 30, 2011

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Debt Securities	$31,593,845	$—	$31,593,845	$—
Asset Backed Securities	6,696,531	—	6,696,531	—
Commercial Mortgage-Backed Securities	4,434,022	—	4,434,022	—
Residential Mortgage-Backed Securities	14,780,064	—	14,780,064	—
Municipal Bonds	2,564,919	—	2,564,919	—
U.S. Treasury Obligations	6,898,706	—	6,898,706	—
Registered Investment Company	895,126	895,126	—	—

Total Investments	$67,863,213	$895,126	$66,968,087	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable

16

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2011

dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until: (i) August 31, 2011; (ii) upon the termination of the Adviser as investment adviser to the Fund; or (iii) unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. At April 30, 2011, there were no amounts to be recouped.

For the period December 2, 2010, commencement of operations, to April 30, 2011, investment advisory fees payable to the Adviser were $27,622.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $33,894 and waived fees totaling $6,434.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $22,878 and waived fees totaling $10,416.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, the Custodian accrued custodian fees totaling $8,870 and waived fees totaling $2,161.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

17

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2011

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the period ended April 30, 2011, there were no fees paid for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement dated July 1, 2010. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $2,200. During the period, there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the period December 2, 2010, commencement of operations, to April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities (excluding Government Securities)	$38,619,988	$6,837,748
Government Securities	97,772,722	62,530,541

4. Capital Share Transactions

For the period December 2, 2010 (commencement of operations), to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011
	Shares	Values

Institutional Class:
Sales	6,716,900	$67,169,000
Reinvestments	74,911	743,318

Net increase	6,791,811	$67,912,318

As of April 30, 2011, one shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Wendel & Co. (100%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In

18

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2011

the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2011, the adjustments were to increase undistributed net investment income by $39,672, increase accumulated net realized loss by $39,518 and decrease paid-in-capital by $154, these are primarily attributable to paydowns and non-deductible expenses. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal period ended April 30, 2011, the tax character of distributions by the Fund was $743,318 of ordinary income dividends.

As of April 30, 2011, the components of distributable earnings on a tax basis was undistributed ordinary income of $5,787. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$66,976,990

Gross unrealized appreciation	1,025,706
Gross unrealized depreciation	(139,483)

Net unrealized appreciation	$886,223

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $842,066.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.
6. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy:

19

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)
April 30, 2011

quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

CUTWATER INVESTMENT GRADE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Cutwater Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cutwater Investment Grade Bond Fund (the “Fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period December 2, 2010 (commencement of operations) through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

21

CUTWATER INVESTMENT GRADE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2011, the Fund paid ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on June 11, 2010, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement between Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the Cutwater Investment Grade Bond Fund (the “Fund”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics for the Trustees’ review and consideration. The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. Representatives from the Adviser attended the meeting and answered questions from the Board.

The Trustees reviewed historical performance charts including a comparison to the Barclays Capital U.S. Aggregate Index for the Fund and discussed the performance information for a composite of similarly managed accounts for the period ending December 31, 2009 on a one-, three- and five- year basis.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financial statements. The Adviser explained the difference in the proposed advisory fee and the fees it charges to similarly managed accounts. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees concluded that the advisory fee and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

23

CUTWATER INVESTMENT GRADE BOND FUND

Other Information (Concluded)

(unaudited)

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement.

24

CUTWATER INVESTMENT GRADE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 678-6242.

25

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 678-6242.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

1Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

26

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 Portfolios)

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American
Express Receivables Financing Corporation II; BNP US
Funding
L.L.C.; Merrill Lynch
Mortgage Investors, Inc.; SDG&E
					Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

27

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

28

Investment Adviser

Cutwater Asset Management

113 King Street

Armonk, NY 10504

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Fund Shareholder,

Thank you for your investment in the DuPont Capital Emerging Markets Fund (the “Fund”). This report covers performance for the period from commencement of the Fund, December 6, 2010, through the Fund’s fiscal year end, April 30, 2011.

DuPont Capital Management (“DCM”) is a wholly-owned subsidiary of the E. I. du Pont de Nemours and Company with over $26 billion in institutional assets under management across global equity, fixed income and private equity strategies. Within the Fund, DCM opportunistically seeks to identify profitable emerging market companies trading at a discount to their normalized earnings power. To accomplish this, DCM integrates proprietary analytics, in-depth fundamental analysis and top-down country risk assessment into the investment process. By applying a disciplined, process-driven approach, we seek to construct a well-diversified portfolio we believe will achieve excess returns with below average risk relative to the MSCI Emerging Market Index.

Performance Review

Since inception, the Fund gained 3.90% (net of fees) lagging the MSCI Emerging Market Index which rose 7.64%. At the country level, holdings in Korea and Thailand were the primary areas of underperformance. A modest overweight in exposure to Egypt also hurt relative returns. At the sector level, the Fund was overweight in Energy and outperformed in all regions due to rising oil prices. Several Energy holdings were the best performers since inception. Banks in Brazil and Taiwan have also been among the top performers. Fund’s holdings in materials under lagged. From an allocation perspective, under-allocation to India (-5%) advantaged relative returns in Asia. However, these positive contributors were not sufficient to offset weak results elsewhere in the Fund.

Generally, higher cash levels in December disadvantaged the Fund’s returns during the initial funding effort. The benchmark rallied 7% that month as concerns about the European debt crisis eased and the global economy continued to show encouraging signs of recovery. As we entered 2011, turmoil in North Africa impacted crude oil prices and sparked a general rise in risk aversion among investors. Passive asset outflows also worked against emerging markets. Both 2009 and 2010 were record years for inflows to emerging market mutual funds and ETFs. These flows reversed dramatically in January and February 2011 as investors switched allocations back to developed markets where inflation and policy tightening risks were lower. This created a broad based, indiscriminate liquidation in which the market sold off for no fundamental reason.

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

In March, emerging markets reversed course as risk aversion dropped and assets flowed back in. The MSCI Emerging Markets Index rallied at the end of March to outperform developed markets for the month and move into positive territory for the first time in 2011. Returns continued higher in April as investors became more optimistic that global economic recovery remained on track despite several dramatic events so far this year. The Fund company posted gains in both months but could not outpace index returns driven more by investor sentiment than underlying fundamentals. Despite these short-term headwinds, we are confident that long-term relative attractiveness remains in emerging markets with superior growth prospects and company profitability as measured by return on equity.

Investment Environment and Outlook

Through April 30, 2011, equity markets have been remarkably resilient despite a tumultuous series of events: spreading political unrest in the Middle East and North Africa (MENA); a devastating earthquake, tsunami and nuclear disaster in Japan; continued financial crisis threatening the European Union; along with heightening inflation concerns as crude oil and food prices have surged. Generally, as the global economy continues to recover, emerging countries should benefit.

The Fund exploited pricing dislocations caused by the dramatic events and whispering behavior of passive asset flows so far this year that should advantage the Fund going forward. Large mutual funds have been selling names in Korea, Chile and Taiwan that outperformed in 2010 to reallocate capital to China and Brazil, chasing short-term trends. The Fund is under-allocated in BRICs (Brazil, Russia, India, China), as well as South Africa, reflecting our opinion that these countries are overvalued due to huge asset flows in to these markets over the past two years. Underweight exposure to these countries and to the Materials sector also reflects our opinion that commodities are overbought.

Inflation, rising interest rates and appreciating currencies remain a key risk in some emerging countries. The source of inflation in many countries is primarily higher food prices that tend to be cyclical and shorter term. Rising crude oil prices are more difficult to predict and are a greater unknown. A continued rise in oil prices and commodities will benefit oil producers (such as Russia) but hurt energy importers (such as India and Turkey). This said, investors have overreacted to inflation concerns in certain countries such as Korea where we believe inflation is subdued relative to other economies in Asia. Investors have also plowed funds into regions when they believe conditions are improving. Most markets in emerging Asia surged as investors gained confidence that the region was taking the appropriate steps to control inflation. However, we believe India continues to face severe inflationary pressures and this is one of the largest relative underweight positions currently in the Fund. Our top-down country risk/valuation model suggests that the current valuation premium for India is excessive relative to other emerging countries. It is also difficult for us to find compelling, inexpensive stocks through bottom up company analysis that further supports our negative view on India.

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2011

(Unaudited)

While risks remain in the near and medium term within emerging markets, the secular drivers are still intact. We believe emerging economies are on track for continued recovery with better growth prospects than developed markets that are experiencing a more subdued recovery. Based on our analysis, emerging market companies are generally more profitable than developed market companies. Although valuations are now at parity with developed markets, pockets of opportunity exist across all regions.We continue to identify companies with sustainable earnings power, stable cash flows and strong balance sheets trading at discounted valuations.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Emerging Markets Investment Management

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

DUPONT CAPITAL EMERGING MARKETS FUND

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011+
Since Inception*
Class I Shares	3.90%
MSCI Emerging Markets Index	7.64%**

+	Not Annualized

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent monthend may be obtained by calling (888) 447-0014.

The Fund’s total annual operating expense ratio, as stated in the current prospectus, is 1.50% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report.

A 2% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a float-adjusted market capitalization index consisting of 21 emerging economies. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from December 6, 2010, date of commencement of operations, through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure (Concluded)

April 30, 2011

(Unaudited)

	DuPont Capital Emerging Markets Fund
	Beginning Account Value December 6, 2010*	Ending Account Value April 30, 2011	Expenses Paid During Period
Class I Shares
Actual**	$1,000.00	$1,039.00	$6.32
Hypothetical (5% return before expenses)***	1,000.00	1,016.96	7.83

*	Commencement of operations.

**

Expense are equal to an annualized expense ratio for the period December 6, 2010 (commencement of operations) to April 30, 2011 of 1.56% for Class I Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (145), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total return since inception for the Fund of 3.90%.

***

Expenses (hypothetical expenses if the Fund had been in existence from November 1, 2010) are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365.

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	22.2%	$21,329,206
Oil, Gas & Consumable Fuels	15.2	14,643,166
Semiconductor & Semiconductor Equipment	9.8	9,434,433
Wireless Telecommunication Services	7.2	6,928,648
Exchange Traded Funds	5.4	5,229,568
Metals & Mining	5.1	4,943,299
Insurance	3.5	3,371,855
Electric Utilities	2.7	2,619,680
Diversified Telecommunication Services	2.4	2,267,365
Real Estate Management & Development	2.2	2,037,012
Chemicals	2.1	2,009,394
Pharmaceuticals	2.0	1,954,672
Machinery	1.8	1,721,846
Auto Components	1.7	1,646,520
Beverages	1.7	1,624,800
Marine	1.6	1,546,664
Food & Staples Retailing	1.5	1,470,368
Capital Markets	1.5	1,428,033
Computers & Peripherals	1.3	1,297,348
Construction Materials	1.3	1,287,713
Personal Products	1.3	1,233,202
Hotels, Restaurants & Leisure	1.1	1,035,687
Construction & Engineering	1.1	1,006,991
Paper & Forest Products	0.9	822,530
Media	0.8	784,559
Multiline Retail	0.8	780,551
Aerospace & Defense	0.8	759,507
Automobiles	0.3	287,967
Other Assets in Excess of Liabilities	0.7	659,194

NET ASSETS	100.0%	$96,161,778

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 89.7%
Brazil — 7.2%
Banco Bradesco SA, ADR	92,588	$1,873,055
Embraer SA	61,144	483,882
Embraer SA, ADR	8,486	275,625
Petroleo Brasileiro SA, SP ADR	42,233	1,409,315
Porto Seguro SA	28,534	474,116
Sul America SA - Units	123,794	1,609,983
Suzano Papel e Celulose SA	83,592	822,530

		6,948,506

Chile — 3.9%
Banco de Credito e Inversiones SA	13,122	889,172
Compania Cervecerias Unidas SA, ADR	27,080	1,624,800
Enersis SA, SP ADR	57,214	1,222,091

		3,736,063

China — 13.3%
China Construction Bank Corp.	1,634,172	1,547,434
China Mobile Ltd.	265,088	2,438,408
China Mobile Ltd. SP ADR	4,000	184,360
China Overseas Land & Investment Ltd.	432,624	834,762
China Petroleum & Chemical Corp.	752,664	758,663
China Petroleum & Chemical Corp., ADR	7,998	805,959
CNOOC Ltd.	266,248	661,780
CNOOC Ltd., ADR	450	112,252
Industrial & Commercial Bank of China Ltd.	2,436,296	2,066,498
Pacific Basin Shipping Ltd.	2,487,504	1,546,664
PetroChina Co. Ltd.	1,140,041	1,654,883

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
PetroChina Co. Ltd. ADR	1,000	$145,580

		12,757,243

Columbia — 1.4%
BanColombia SA	84,973	1,383,628

Czech Republic — 1.5%
CEZ AS	24,363	1,397,589

Egypt — 1.9%
Commercial International Bank Egypt SAE	204,387	946,213
Egyptian Financial Group-Hermes Holding SAE	182,217	535,633
Ezz Steel Co. SAE*	270,724	365,901

		1,847,747

Hungary — 1.2%
Egis Pharmaceuticals PLC	10,826	1,187,850

India — 2.2%
ICICI Bank Ltd., SP ADR	12,261	617,954
Reliance Industries, Ltd. SP GDR 144A(a)	34,208	1,522,205

		2,140,159

Indonesia — 1.6%
Astra International Tbk PT	43,815	287,967
International Nickel Indonesia Tbk PT	792,000	461,947
Ramayana Lestari Sentosa Tbk PT	9,134,065	780,551

		1,530,465

Jordan — 0.8%
Hikma Pharmaceuticals PLC	58,352	766,822

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Lebanon — 1.3%
Solidere, GDR	65,625	$1,202,250

Malaysia — 1.8%
Genting Bhd	264,096	1,035,687
Malayan Banking Bhd	247,381	731,516

		1,767,203

Mexico — 4.5%
America Movil SAB de CV	384,101	1,100,415
America Movil SAB de CV,
Series L, ADR	19,619	1,122,207
Grupo Financiero Banorte
SAB de CV	215,513	1,076,470
Ternium SA, SP ADR	29,679	997,808

		4,296,900

Phillipines — 0.9%
Globe Telecom, Inc.	43,175	908,418

Poland — 3.4%
Bank Handlowy w
Warszawie SA	22,562	849,711
Grupa Lotos SA*	40,301	720,935
Telekomunikacja Polska SA	144,862	957,671
TVN SA	118,399	784,559

		3,312,876

Russia — 4.8%
Gazprom OAO, SP ADR	221,880	3,785,273
United Co. RUSAL PLC*	209,352	321,010
VimpelCom Ltd., SP ADR	36,000	524,520

		4,630,803

South Africa — 4.5%
ABSA Group Ltd.	56,730	1,175,834
Aveng Ltd.	189,507	1,006,991
Investec Ltd.	110,268	892,400

	Number of Shares	Value
COMMON STOCKS — (Continued)
South Africa — (Continued)
Pretoria Portland Cement Co. Ltd.	337,829	$1,287,713

		4,362,938

South Korea — 16.7%
AmorePacifico Group	6,259	1,233,202
Hyundai Mobis Co. Ltd.	4,909	1,646,520
LG Uplus Corp.	215,577	1,309,694
POSCO, ADR	18,360	2,025,108
Samsung Electronics Co. Ltd.	4,537	3,789,669
Samsung Heavy Industries Co. Ltd	37,980	1,721,846
Shinhan Financial Group Co. Ltd.	58,189	2,854,642
Shinsegae Co. Ltd	5,836	1,470,368

		16,051,049

Taiwan — 11.2%
China Life Insurance Co. Ltd.	1,064,267	1,246,404
Chinatrust Financial Holding Co. Ltd.	1,209,077	1,110,830
Compal Electronics, Inc	1,142,208	1,297,348
MediaTek, Inc	106,975	1,184,522
Novatek Microelectronics Corp.	374,692	1,148,455
Taiwan Fertilizer Co. Ltd.	422,372	1,425,113
Taiwan Semiconductor Manufacturing Co. Ltd.	648,043	1,676,154
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	121,158	1,635,633

		10,724,459

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Thailand — 4.3%
Advanced Info Service PCL	209,860	$650,320
Kasikornbank PCL	7,943	34,663
Kasikornbank PCL NVDR	406,170	1,724,534
PTT Exploration & Production PCL	269,136	1,677,028

		4,086,545

Turkey — 1.3%
Turkiye Vakiflar Bankasi TAO	460,976	1,223,861

TOTAL COMMON STOCKS (Cost $81,980,759)		86,263,374

PREFERRED STOCK — 4.1%
Brazil — 4.1%
Banco do Estado do Rio Grande do Sul, Class B	102,905	1,223,191
Petroleo Brasileiro SA	85,510	1,389,293
Usinas Siderurgicas de Minas Gerais SA	75,389	771,525
Vale Fertilizantes SA*	56,254	584,281

		3,968,290

TOTAL PREFERRED STOCK (Cost $3,954,170)		3,968,290

RIGHTS — 0.1%
Taiwan — 0.1%
China Life Insurance Co. Ltd.	140,149	41,352

TOTAL RIGHTS (Cost $ — )		41,352

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 5.4%
iShares MSCI Emerging Market Index Fund	51,300	$2,565,000
PowerShares India Portfolio	40,262	965,080
Vanguard MCSI Emerging
Markets ETF	33,600	1,699,488

TOTAL EXCHANGE TRADED FUNDS (Cost $5,126,316)		5,229,568

TOTAL INVESTMENTS — 99.3% (Cost $91,061,245)		95,502,584

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		659,194

NET ASSETS - 100.0%		$96,161,778

*	Non-income producing.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2011, this security amounted to $1,522,205 or 1.6% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $91,061,245)	$95,502,584
Cash	4,376,676
Receivable for investments sold	1,229,010
Receivable for capital shares sold	214,821
Dividends and interest receivable	122,617
Prepaid expenses and other assets	28,580

Total assets	101,474,288

Liabilities
Payable for investments purchased	5,125,160
Payable for capital shares redeemed	1,156
Payable for foreign taxes	32,432
Payable to Adviser	77,787
Payable for transfer agent fees	8,540
Payable for administration and accounting	16,637
Payable for Trustees and Officers	910
Payable for custodian fees	16,556
Accrued expenses	33,332

Total liabilities	5,312,510

Net Assets	$96,161,778

Net Assets Consisted of:
Capital stock, $0.01 par value	$92,544
Paid-in capital	92,351,108
Accumulated net investment income/(loss)	(239,543)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(487,540)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	4,445,209

Net Assets	$96,161,778

Class I:
Net asset value, offering and redemption price per share ($96,161,778 / 9,254,441)	$10.39

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Dividends	$536,481
Less: foreign taxes withheld	(52,254)
Interest	1

Total investment income	484,228

Expenses
Advisory fees (Note 2)	273,900
Custodian transaction and out of pocket fees (Note 2)	41,086
Administration and accounting fees	37,498
Audit fees	17,500
Transfer agent fees (Note 2)	15,418
Legal fees	11,062
Printing and shareholder reporting fees	9,999
Registration and filing fees	8,799
Trustees’ and officers’ fees	6,385
Other expenses	1,694

Total expenses before waivers and reimbursements	423,341

Less: waivers and reimbursements (Note 2)	(15,710)

Net expenses after waivers and reimbursements	407,631

Net investment income	76,597

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(487,540)
Net realized loss from foreign currency transactions	(316,140)
Net change in unrealized appreciation on investments	4,441,339
Net change in unrealized appreciation on foreign currency transactions	3,870

Net realized and unrealized gain on investments	3,641,529

Net increase in net assets resulting from operations	$3,718,126

*	The Fund commenced operations on December 6, 2010.

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income	$76,597
Net realized loss from investments and foreign currency transactions	(803,680)
Net change in unrealized appreciation from investments and foreign currency transactions	4,445,209

Net increase in net assets resulting from operations	3,718,126

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	92,443,652

Total increase in net assets	96,161,778

Net assets
Beginning of period	—

End of period	$96,161,778

Accumulated net investment income (loss), end of period	$(239,543)

*	The Fund commenced operations on December 6, 2010.

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Period December 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.01
Net realized and unrealized gain on investments	0.38

Net increase in net assets resulting from operations	0.39

Net asset value, end of period	$10.39

Total investment return(1)	3.90	%(2)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$96,162
Ratio of expenses to average net assets	1.56	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.62	%(3)
Ratio of net investment income to average net assets	0.29	%(3)
Portfolio turnover rate	60.0	%(2)

*	Commencement of operations.
(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(2)	Not annualized.
(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)

The accompanying notes are an integral part of the financial statements.

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 6, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. As of April 30, 2011, Class A, Class C and Class D shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange closing sale will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by FundVantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Significant events such (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. As a result, the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American depositary receipts, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$6,948,506	$6,948,506	$—	$—
Chile	3,736,063	3,736,063	—	—
China	12,757,243	1,248,151	11,509,092	—
Columbia	1,383,628	1,383,628	—	—
Czech Republic	1,397,589	—	1,397,589	—
Egypt	1,847,747	—	1,847,747	—
Hungary	1,187,850	—	1,187,850	—
India	2,140,159	2,140,159	—	—
Indonesia	1,530,465	—	1,530,465	—

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

	Total Value at 04/30/11	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - continued
Jordan	$766,822	$—	$766,822	$—
Lebanon	1,202,250	1,202,250	—	—
Malaysia	1,767,203	—	1,767,203	—
Mexico	4,296,900	4,296,900	—	—
Phillipines	908,418	—	908,418	—
Poland	3,312,876	—	3,312,876	—
Russia	4,630,803	4,309,793	321,010	—
South Africa	4,362,938	—	4,362,938	—
South Korea	16,051,049	3,495,476	12,555,573	—
Taiwan	10,724,459	1,635,633	9,088,826	—
Thailand	4,086,545	2,327,348	1,759,197	—
Turkey	1,223,861	—	1,223,861	—
Preferred Stock	3,968,290	3,968,290	—	—
Exchange Traded Funds	5,229,568	5,229,568	—	—
Rights	41,352	—	41,352	—

Total Investments	$95,502,584	$41,921,765	$53,580,819	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations. For the period ended April 30, 2011, the Fund did not incur any other foreign currency gain or loss.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depository Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.60% (on an annual basis) of

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. At April 30, 2011, there were no amounts to be recouped.

For the period ended April 30, 2011, investment advisory fees were $273,900. At April 30, 2011, investment advisory fees payable to the Adviser were $77,787.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon charged administration and accounting fees totaling $37,498 and waived fees totaling $9,084.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon charged tranfer agent fees totaling $15,418 and waived fees totaling $6,001.

PFPC Trust Company (“PFPC Trust”), a member of BNY Mellon, provides certain custodial services to the Fund. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, PFPC Trust charged custodian fees totaling $41,086 and waived fees totaling $625.

BNY Mellon and PFPC Trust have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc., (the “Underwriter”) provides principal underwriting services to the Fund. For the period ended April 30, 2011, there were no fees paid for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement dated July 1, 2010. The Trust has adopted a distribution plan for Class A, Class C and Class D Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A, Class C and Class D Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, 1.00% (0.75% distribution fee and 0.25% shareholder service fee) and 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A, Class C and Class D Shares, respectively.

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

At April 30, 2011, the Fund had not issued Class A, Class C or Class D Shares, respectively.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $2,000. During the period there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employement. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

From the commencement of operations on December 6, 2010 to April 30, 2011, aggregate purchases and sales of investment securities (excluding short term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$129,216,037	$41,661,687

4. Capital Share Transactions

From the commencement of operations on December 6, 2010 to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011
	Shares	Values
Class I Shares
Sales	9,766,589	$97,376,912
Redemptions	(512,148)	(4,933,260)

Net increase	9,254,441	$92,443,652

As of April 30, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Citigroup Global Markets, Inc. (10%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2011

to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the fiscal period ended April 30, 2011, these adjustments were to increase undistributed net investment income/(loss) and increase accumulated net realized gain/(loss) by $316,140. These permanent differences were primarily attributable to gains and losses on foreign currency transactions.

As of April 30, 2011, the components of distributable earnings on a tax basis was undistributed ordinary income of $76,597. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$91,443,773

Gross unrealized appreciation	6,427,477
Gross unrealized depreciation	(2,368,666)

Net unrealized appreciation	$4,058,811

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $105,012 and post-October currency losses of $316,140.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

April 30, 2011

amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06; in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective May 9, 2011, The Bank of New York Mellon succeeded PFPC Trust Company as custodian to the Funds.

DUPONT CAPITAL EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

DuPont Capital Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DuPont Capital Emerging Markets Fund (the “Fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period December 6, 2010 (commencement of operations) through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

DUPONT CAPITAL EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal period ended April 30, 2011, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$39,581	$464,614

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on June 11, 2010, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement between DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the DuPont Capital Emerging Markets Fund (the “Fund”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information for similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. In addition, the Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

Representatives from DuPont Capital attended the meeting in person and discussed the Adviser’s history, performance and investment strategy in connection with the proposed Agreement, and answered questions from the Board.

The Trustees reviewed the performance information for a composite of similarly managed accounts versus the MSCI Emerging Markets Index for the period ending December 31, 2009 on a one-, three-, five-, seven- and ten-year basis.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund.The Trustees considered the structure of and the method used to determine the compensation received by a portfolio manager and the most recent financial statements of the Adviser’s parent company, including the balance sheets. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies, including comparative Strategic Insight data provided by the Adviser. The Trustees concluded that the advisory fee and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund are likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the Agreement.

DUPONT CAPITAL EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

29

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

1Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

30

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

INDEPENDANT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (6 Portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

31

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.

32

Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL

EMERGING MARKETS

FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund. Shares of the DuPont Capital Emerging Markets Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

33

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Shareholders,

Thank you for investing with the Estabrook Investment Grade Fixed Income Fund (the “Fund”). As you know, the Fund started operations on July 23, 2010 and we would like to take this opportunity to report to you as our fiscal year has ended on April 30, 2011. Since the commencement of the Fund, the bond market has been extremely volatile as investors have faced uncertainties arising both domestically and from abroad. Bond yields have gyrated wildly as the market adjusted to the Federal Reserve Quantitative Easing 2 program (QE2), the European debt crisis, and events out of the Middle East/North Africa and Japan. On the initiation date of the Fund, 10 year yields stood at 2.94%. Since then, bond yields have dropped as low as 2.38% and have increased as high as 3.73% before ending the fiscal year at 3.29%. Through this period, the Estabrook Investment Grade Fixed Income Fund returned 2.29% while the Barclays Intermediate Government/Credit index, the benchmark against which the Fund is measured, returned 2.24%.

Since the commencement of the Fund, the fixed income markets have fluctuated as investors reacted to QE2 and multiple global events. As we began to invest proceeds of the Fund in late July 2010, bond yields declined over 50 basis points (bps) as the market anticipated the beginning of the Federal Reserve’s purchasing of $900 billion of U.S. Treasuries. The market abruptly turned as QE2 officially began in November and rates backed up approximately 130 bps with increased concerns regarding headline inflationary pressures. As we headed into 2011, economic data seemed to confirm a self-sustaining recovery albeit one that was subpar to previous recoveries. The unrest in the Middle East/North Africa and the tragic tsunami and earthquake in Japan quickly turned the market as bonds rallied in a flight to safety. Bond yields declined as investors grappled with the effects of higher oil prices and possible supply chain disruptions. These disruptions undeniablyaffected the U.S. domestic output as 2011 1st quarter GDP was measured at an anemic 1.9%.

As the market experienced volatile moves in rates, credit spreads continued to tighten as corporations strengthened balance sheets and improved financial performance. Throughout the life of the Fund, we have maintained an overweight position in corporate bonds and continued this bias into the end of the fiscal year. We believe it was advantageous to own spread products as investment grade bond spreads tightened approximately 42 bps according to the Barclays Investment Grade Corporate Index. Among the corporate sectors, we have significant overweight positions in financials, banks, and brokerages as we believe that they have improved their capital ratios and their credit profiles. Measured by the Barclays Investment Grade Corporate Index, the best performing sectors since the inception of the Fund has been REITS (85.9 bps tighter), finance companies (72.3 bps), insurance (67.3 bps) and banks (59.9 bps).

As the new fiscal year begins, the investment team continues to focus on both the domestic economy and the impact of global events. Most recently, there has been a string of weak economic data that has put into question the sustainability of the recent recovery. At this point it is difficult to discern whether this is a temporary or a more fundamental problem. Even as the data has turned softer, corporations produced strong earnings in the 1st quarter of 2011. We continue to believe there will be a rebound in the second half of 2011 although less dramatic than originally forecasted. As always, we continue to monitor the economic landscape and will adjust the portfolio to reflect any changes. Thank you again for your trust and support and please contact us with any questions or comments.

Daniel Oh

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

April 30, 2011

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Estabrook Investment Grade Fixed Income Fund Class I vs. Barclay Int USGv/Cr TRIX

Total Returns for the Period Ended April 30, 2011†
Since Inception*
Estabrook Investment Grade Fixed Income Fund	2.29%
Barclay’s Intermediate Government/Credit Index**	2.24%

†	Not Annualized.

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 1.04% and 0.70%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus and may differ from the actual expenses incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC, (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class I Shares to 0.70%. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2013, unless the Trust’s Board of Trustees approves an earlier termination.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclay’s Intermediate Government/Credit Index (“Barclay Int USGv/Cr TRIX”). The Barclay’s Intermediate Government/Credit Index is an unmanaged market index and should not be considered indicative of any Estabrook investment. It is impossible to invest directly in an index. The fixed income securities in which the Fund invests are subject to interest rate risk, credit risk, prepayment risk, counterparty risk, municipal securities risk, liquidity risk, management risk, government security risk and valuation risk. Typically, when interest rates rise, the market prices of fixed income securities go down. You may lose money by investing in the Fund.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2010 through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Estabrook Investment Grade Fixed Income Fund – Class I
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period

Actual*	$1,000.00	$ 998.60	$3.47
Hypothetical (5% return before expenses)	1,000.00	1,021.28	3.51

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2011 of 2.65% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181) then divided by 365 days. The Fund’s ending account value on the first line in the table is based on the actual six-months total return for the Fund of (0.14)%.

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	86.6%	$11,285,815
Municipal Bonds	1.5	199,756
Other Assets In Excess of Liabilities	11.9	1,548,627

NET ASSETS	100.0%	$13,034,198

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — 86.6%
Airlines — 2.6%
Delta Air Lines Series 2001-1, Class B 7.71%, 09/18/2011	$150,000	$152,438
Delta Air Lines Series 2010-2, Class B 6.75%, 11/23/2015	200,000	192,000

		344,438

Banks — 28.9%
Ally Financial, Inc. 8.30%, 02/12/2015	250,000	281,250
Ally Financial, Inc. 2.51%, 12/01/2014 (a)	200,000	196,813
Ally Financial, Inc. 7.38%, 11/15/2016	125,000	124,443
Bank of America Corp. 3.70%, 09/01/2015	150,000	152,947
Citigroup, Inc. 1.23%, 04/01/2014 (a)	800,000	799,582
Fifth Third Capital Trust IV 6.50%, 04/15/2037 (b)	350,000	343,000
Goldman Sachs Group, Inc. (The) 3.70%, 08/01/2015	250,000	256,231
JPMorgan Chase & Co. 7.90%, 04/29/2049 (b)	400,000	439,492
Morgan Stanley 1.87%, 01/24/2014 (a)	300,000	304,183
Morgan Stanley 3.80%, 04/29/2016	250,000	250,879
Wells Fargo Capital XIII 7.70%, 12/29/2049 (b)	250,000	258,875
Wells Fargo Capital XV 9.75%, 09/29/2049 (b)	325,000	357,906

		3,765,601

Chemicals — 2.6%
Dow Chemical Co. (The) 2.50%, 02/15/2016	150,000	146,942

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Chemicals — (Continued)
E.I. Du Pont de Nemours & Co. 1.95%, 01/15/2016	$200,000	$195,847

		342,789

Diversified Financial Service — 15.6%
American Express Credit Corp. 2.75%, 09/15/2015	100,000	99,684
Caterpillar Financial Services Corp. 0.59%, 04/01/2014 (a)	145,000	145,511
Ford Motor Credit Co. LLC 6.63%, 08/15/2017	200,000	220,230
Ford Motor Credit Co. LLC 3.03%, 01/13/2012 (a)	200,000	201,736
Ford Motor Credit Co. LLC 5.63%, 09/15/2015	200,000	212,566
General Electric Capital Corp. 2.10%, 01/07/2014	200,000	202,140
Jefferies Group, Inc. 3.88%, 11/09/2015	200,000	202,644
Merrill Lynch & Co., Inc. 6.88%, 11/15/2018	250,000	282,224
SLM Corp. 6.25%, 01/25/2016	200,000	212,069
SLM Corp. 2.87%, 09/15/2014 (a)	270,000	259,494

		2,038,298

Food — 1.6%
Kraft Foods, Inc. 4.13%, 02/09/2016	200,000	210,093

Healthcare-Products — 1.6%
Boston Scientific Corp. 4.50%, 01/15/2015	200,000	209,773

Insurance — 5.1%
American International Group, Inc. 5.05%, 10/01/2015	150,000	156,272
Lincoln National Corp. 6.05%, 04/20/2067 (b)	251,000	249,118

The accompanying notes are an integral part of the financial statements.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Insurance — (Continued)
MetLife, Inc. 2.38%, 02/06/2014	$250,000	$253,464

		658,854

Leisure Time — 2.3%
Harley-Davidson Financial Services, Inc. 3.88%, 03/15/2016 (c)	300,000	302,373

Lodging — 3.0%
Wyndham Worldwide Corp. 5.75%, 02/01/2018	150,000	157,218
Wyndham Worldwide Corp. 9.88%, 05/01/2014	200,000	236,211

		393,429

Media — 3.1%
NBC Universal, Inc. 2.88%, 04/01/2016 (c)	200,000	197,693
Time Warner, Inc. 3.15%, 07/15/2015	200,000	204,864

		402,557

Oil&Gas — 5.1%
Anadarko Petroleum Corp. 5.95%, 09/15/2016	200,000	223,398
BP Capital Markets PLC 3.20%, 03/11/2016	100,000	100,812
Marathon Petroleum Corp. 3.50%, 03/01/2016 (c)	125,000	126,657
Rowan Cos., Inc. 5.00%, 09/01/2017	200,000	212,292

		663,159

Pipelines — 2.5%
Enterprise Products Operating LLC 7.03%, 01/15/2068 (b)	200,000	211,000
Plains All American Pipeline LP/PAA Finance Corp. 5.63%, 12/15/2013	100,000	109,407

		320,407

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
REIT — 6.6%
BioMed Realty LP 3.85%, 04/15/2016	$200,000	$201,900
Developers Diversified Realty Corp. 7.50%, 04/01/2017	200,000	229,782
Developers Diversified Realty Corp. 5.50%, 05/01/2015	165,000	175,042
Digital Realty Trust LP 5.25%, 03/15/2021	250,000	249,111

		855,835

Retail — 1.7%
Macy’s Retail Holdings, Inc. 5.75%, 07/15/2014	200,000	216,000

Software — 1.6%
Microsoft Corp. 2.95%, 06/01/2014	200,000	209,790

Telecommunications — 2.7%
Cisco Systems, Inc. 3.15%, 03/14/2017	150,000	152,063
Vodafone Group PLC 2.88%, 03/16/2016	200,000	200,356

		352,419

TOTAL CORPORATE BONDS AND NOTES (Cost $11,150,643)		11,285,815

MUNICIPAL BONDS — 1.5%
California — 0.8%
Alameda Public Financing Authority Revenue, Series B, RB 3.70%, 07/01/2015	100,000	100,768

The accompanying notes are an integral part of the financial statements.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
MUNICIPAL BONDS — (Continued)
New York — 0.7%
City of New York, GO 3.95%, 10/01/2019	$100,000	$98,988

TOTAL MUNICIPAL BONDS (Cost $200,000)		199,756

TOTAL INVESTMENTS — 88.1% (Cost $11,350,643)		11,485,571
OTHER ASSETS IN EXCESS OF LIABILITIES — 11.9%		1,548,627

NET ASSETS — 100.0%		$13,034,198

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2011.
(b)	Fixed to Floating Rate Security. Rate shown is as of April 30, 2011. Maturity date shown is next call date.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Securities were purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2011, these securities amounted to $626,723 or 4.8% of net assets. These securities have been determined by the Adviser to be liquid securities.
GO	General Obligation
RB	Revenue Bond
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $11,350,643)	$11,485,571
Cash	1,639,741
Receivable for capital shares sold	52,000
Dividends and interest receivable	111,708
Receivable from Investment Adviser	9,730
Prepaid expenses and other assets	31,065

Total assets	13,329,815

Liabilities
Payable for capital shares redeemed	423
Payable for investments purchased	250,471
Payable for distributions to shareholders	13
Payable for audit fees	17,575
Payable for transfer agent fees	10,471
Payable for legal fees	7,378
Payable for printing fees	3,244
Payable for Trustees and Officers	2,220
Payable for custodian fees	2,161
Payable for administration and accounting fees	1,092
Accrued expenses	569

Total liabilities	295,617

Net Assets	$13,034,198

Net Assets Consisted of:
Capital stock, $0.01 par value	$129,784
Paid-in capital	12,848,649
Accumulated net realized loss from investments	(79,163)
Net unrealized appreciation on investments	134,928

Net Assets	$13,034,198

Class I:
Shares outstanding	1,295,643

Net asset value, offering and redemption price per share ($13,034,198 / 1,295,643)	$10.06

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Interest	$243,879

Total investment income	243,879

Expenses
Advisory fees (Note 2)	53,912
Administration and accounting fees (Note 2)	37,107
Transfer agent fees (Note 2)	35,512
Legal fees	18,601
Registration and filing fees	17,585
Audit fees	17,575
Trustees’ and officers’ fees	13,626
Custodian fees (Note 2)	10,837
Printing and shareholder reporting fees	7,581
Other expenses	7,177

Total expenses before waivers and reimbursements	219,513

Less: waivers and reimbursements (Note 2)	(161,449)

Net expenses after waivers and reimbursements	58,064

Net investment income	185,815

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(79,163)
Net change in unrealized appreciation on investments	134,928

Net realized and unrealized gain from investments	55,765

Net increase in net assets resulting from operations	$241,580

*	The Fund commenced investment operations on July 23, 2010.

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income	$185,815
Net realized loss from investments	(79,163)
Net change in unrealized appreciation from investments	134,928

Net increase in net assets resulting from operations	241,580

Less Dividends and Distributions to Shareholders:
Net investment income	(185,815)

Net decrease in net assets from dividends and distributions to shareholders	(185,815)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	12,978,433

Total increase in net assets	13,034,198

Net assets
Beginning of period	—

End of period	$13,034,198

*	The Fund commenced investment operations on July 23, 2010.

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Period July 23, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.17	(1)
Net realized and unrealized gain on investments	0.06	(1)

Net increase in net assets resulting from operations	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.17)

Net asset value, end of period	$10.06

Total investment return(2)	2.29	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,034
Ratio of expenses to average net assets	0.70	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.65	%(4)
Ratio of net investment income to average net assets	2.24	%(4)
Portfolio turnover rate	98.85	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2011

1.	Organization and Significant Accounting Policies

The Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. As of April 30, 2011, Class A, Class C and Class R Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2011

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$11,285,815	$—	$11,285,815	$—
Municipal Bonds	199,756	—	199,756	—

Total Investments	$11,485,571	$—	$11,485,571	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued )

April 30, 2011

backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed: (i) 0.70% (on an annual basis) of the average daily net assets of the Fund during the period beginning on the date of commencement of operations of the Fund and ending August 31, 2012 and (ii) 1.00% (on an annual basis) of average daily net assets of the Fund during the period beginning on September 1, 2012 and ending August 31, 2013 (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2011

the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. At April 30, 2011, the amount of potential recovery by the Adviser was as follows:

Expiration April 30, 2014
$140,612

For the period ended April 30, 2011, investment advisory fees accrued and waived were $53,912 and fees reimbursed by the Adviser were $86,700. At April 30, 2011, $9,730 was due from the Adviser for reimbursement of other expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $37,107 and waived fees totaling $9,261.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued Transfer Agent fees totaling $35,512 and waived fees totaling $8,770.

The Bank of New York Mellon (the “Custodian”), succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, the Custodian accrued custodian fees totaling $10,837 and waived fees totaling $2,806.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”), provides principal underwriting services to the Fund. For the year ended April 30, 2011, there were no fees paid for the sale of fund shares.

The Trust and the Underwriter are parties to an underwriting agreement effective July 1, 2010. The Trust has adopted a distribution plan for Class A, Class C and Class R Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A, Class C and Class R Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, 1.00% (0.75% distribution fee and 0.25% shareholder service fee) and 0.50%, respectively, on an annualized basis of the average daily net assets of the Fund’s Class A, Class C and Class R Shares. As of April 30, 2011, the Fund’s Class A, Class C and Class R Shares had not been offered.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended.The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $3,119. During the period there were Trustees that were employees of BNY Mellon. They were

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2011

not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3.	Investment in Securities

From the commencement of operations on July 23, 2010 to April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$20,421,990	$8,963,247

4.	Capital Share Transactions

From the commencement of operations on July 23, 2010 to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011

	Shares	Value

Sales	1,299,809	$13,017,735
Reinvestments	18,508	185,688
Redemptions	(22,674)	(224,990)

Net Increase	1,295,643	$12,978,433

As of April 30, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: JMS LLC Custodian for the benefit of Charles T. Foley (10%).

5.	Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

For the year ended April 30, 2011, the tax character of distributions paid by the Fund was $185,815 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, components of distributable earnings on a tax basis was undistributed ordinary income of $106. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2011

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the net capital losses incurred by the Fund after October 31, 2010 was $74,717.

As of April 30, 2011, the Fund had a capital loss carryforward of $4,446. If not utilized against future capital gains, this capital loss carryforward will expire in 2019.

As of April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$11,365,658

Gross unrealized appreciation	$155,519
Gross unrealized depreciation	(35,606)

Net unrealized appreciation	$119,913

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

April 30, 2011

7.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Estabrook Investment Grade Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Estabrook Investment Grade Fixed Income Fund (the “Fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period July 23, 2010 (commencement of operations) through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, the Fund paid $185,815 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 8.50%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 8.50%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

20

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Forms N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-7443.

22

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 447-7443.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

1 Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

23

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

24

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

25

[PAGE INTENTIONALLY LEFT BLANK]

[PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Estabrook Capital Management LLC

875 Third Avenue, 15th Floor

New York, NY 10022

Administrator and Fund Accounting Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND of FundVantage Trust Class I Shares
ANNUAL REPORT April 30, 2011

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund. Shares of the Estabrook Investment Grade Fixed Income Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

FORMULA INVESTING FUNDS

of

FundVantage Trust

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Formula Investing Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Formula Investing Funds. Shares of the Formula Investing Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

Annual Investment Adviser’s Report

April 30, 2011 (Unaudited)

Dear Shareholder,

We are pleased to report the results for our family of Funds.

The Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund were both started on November 3rd, 2010. The Formula Investing U.S. Value 1000 earned 18.50% from inception through April 30th, 2011 versus the Russell 1000 Index return of 15.66% over the same period. The Formula Investing U.S. Value Select Fund earned 17.80% from inception through April 30th, 2011 versus the Russell 1000 Index return of 15.66% over the same period.

The two U.S. Funds were able to outperform the Russell 1000 due to favorable market conditions for our value weighted approach to portfolio construction. The sector weighting differences that had an impact on performance between our U.S. Funds versus the Russell 1000 Index during this period were energy and information technology. The Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund were under-weighted in the energy sector compared to the Russell 1000 Index, and this sector performed well during this period. The Formula Investing U.S. Value Select Fund was over-weighted in the information technology sector versus the Russell 1000 Index and this sector under-performed during this period. In spite of the negative impact of these two sectors, the Funds outperformed the Russell 1000 due to our value weighted approach to security selection in the overall portfolio.

The Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund were both started on December 17th, 2010. The Formula Investing International Value 400 Fund earned 10.30% from inception through April 30th, 2011 versus the MSCI World (ex US) Index return of 12.16% over the same period. The Formula Investing International Value Select Fund earned 8.30% from inception through April 30th, 2011 versus the MSCI World (ex US) Index return of 12.16% over the same period.

The two international Funds underperformed the MSCI World (ex US) Index due to significant weighting differences in several sectors during the period: energy, information technology and consumer discretionary. The energy sector was a strong performing sector for the MSCI World (ex) US Index during this period; however, our international Funds had very little exposure to the energy sector. Our Funds had a higher weighting in the information technology sector and the consumer discretionary sector compared to the MSCI World (ex US) Index, and these sectors had relatively weak performance during this period.

We are pleased with our current results and continue to believe that long-term investors will benefit from owning a value weighted portfolio of stocks in both domestic and international markets.

Sincerely,

Joel Greenblatt

Co-Portfolio Manager

Robert Goldstein

Co-Portfolio Manager

This letter is intended to assist shareholders in understanding how the Funds performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

1

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011*
Since Inception**
Class A Shares	18.50%
Russell 1000® Index	15.66%***

*	Not annualized.

**	The Formula Investing U.S. Value 1000 Fund (the “Fund”) commenced operations on November 3, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual operating expenses, as stated in the current prospectus, is 1.25% for Class A Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns. The Fund is a recently formed mutual fund and has a limited history of operations.

2

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011*
Since Inception**
Class A Shares	17.80%
Russell 1000® Index	15.66%***

*	Not annualized.

**	The Formula Investing U.S. Value Select Fund (the “Fund”) commenced operations on November 3, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 1.54% and 1.35% for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns. The Fund is a recently formed mutual fund and has a limited history of operations.

3

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011*
Since Inception**
Class A Shares	10.30%
MSCI World (Ex US) Index	12.16%***

*	Not annualized.

**	The Formula Investing International Value 400 Fund (the “Fund”) commenced operations on December 17, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 1.56% and 1.35% for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets in the world except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns. The Fund is a recently formed mutual fund and has a limited history of operations.

4

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Performance Data

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011*
Since Inception**
Class A Shares	8.30%
MSCI World (Ex US) Index	12.16%***

*	Not annualized.

**	The Formula Investing International Value Select Fund (the “Fund”) commenced operations on December 17, 2010.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 2.01% and 1.45% for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which would be the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce the Fund returns. The Fund is a recently formed mutual fund and has a limited history of operations.

5

FORMULA INVESTING FUNDS

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Formula Investing Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 3, 2010, commencement of operations, through April 30, 2011 for Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund and from December 17, 2010, commencement of operations, through April 30, 2011 for Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

FORMULA INVESTING FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2011

(Unaudited)

	Formula Investing Funds

	Beginning Account Value*	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During Period
Formula Investing U.S. Value 1000 Fund
Class A Shares
Actual**	$1,000.00	$1,185.00	1.25%	$6.66
Hypothetical (5% return before expenses)***	1,000.00	1,018.52	1.25%	6.28

Formula Investing U.S. Value Select Fund
Class A Shares
Actual**	$1,000.00	$1,178.00	1.35%	$7.17
Hypothetical (5% return before expenses)***	1,000.00	1,018.02	1.35%	6.78

Formula Investing International Value 400 Fund
Class A Shares
Actual**	$1,000.00	$1,103.00	1.35%	$5.13
Hypothetical (5% return before expenses)***	1,000.00	1,018.02	1.35%	6.78

Formula Investing International Value Select Fund
Class A Shares
Actual**	$1,000.00	$1,083.00	1.45%	$5.46
Hypothetical (5% return before expenses)***	1,000.00	1,017.51	1.45%	7.28

*

The Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010. The Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2010. Beginning account value for the Hypothetical is November 1, 2010.

**

Expenses are equal to the Funds’ annualized expense ratios for the period November 3, 2010 to April 30, 2011 for Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund, and for the period December 17, 2010 to April 30, 2011 for Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund in the table above, which include waived fees and/or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (178 for Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund, and 132 for Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual total returns since inception which are 18.50%, 17.80%, 10.30% and 8.30% for Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund, respectively.

***

Expenses (hypothetical expenses if the Fund had been in existence from November 1, 2010) are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365.

7

FORMULA INVESTING FUNDS

Formula Investing Funds

Portfolio Holdings Summary Tables

April 30, 2011

(Unaudited)

The following tables presents a summary by sector of the portfolio holdings of the Funds:

Formula Investing U.S. Value 1000 Fund

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Consumer, Non-cyclical	26.1%	$3,720,272
Financial	19.9	2,847,859
Consumer, Cyclical	14.3	2,035,330
Industrial	12.9	1,841,973
Technology	11.5	1,644,137
Communications	7.4	1,056,455
Basic Materials	3.6	512,343
Energy	2.0	290,186
Utilities	1.2	174,971
Exchange Traded Funds	0.1	11,695
Diversified	0.0	1,430
Other Assets in Excess of Liabilities	1.0	148,154

NET ASSETS	100.0%	$14,284,805

Formula Investing International Value 400 Fund

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Consumer, Cyclical	22.9%	$1,856,355
Industrial	18.9	1,531,435
Communications	16.4	1,334,829
Consumer, Non-cyclical	15.9	1,295,835
Basic Materials	8.6	702,790
Exchange Traded Funds	5.8	474,744
Technology	5.6	453,107
Energy	3.6	290,829
Diversified	0.5	39,054
Financial	0.3	26,278
Utilities	0.1	7,045
Other Assets in Excess of Liabilities	1.4	110,979

NET ASSETS	100.0%	$8,123,280

Formula Investing U.S. Value Select Fund

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Consumer, Non-cyclical	46.0%	$9,544,969
Technology	16.2	3,357,927
Consumer, Cyclical	13.3	2,761,963
Industrial	12.7	2,630,224
Communications	11.2	2,333,174
Exchange Traded Funds	1.0	215,577
Liabilities in Excess of Other Assets	(0.4)	(79,232)

NET ASSETS	100.0%	$20,764,602

Formula Investing International Value Select Fund

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Consumer, Cyclical	25.6%	$2,899,809
Communications	22.4	2,547,587
Consumer, Non-cyclical	14.6	1,653,041
Technology	13.2	1,492,999
Industrial	8.8	999,659
Exchange Traded Funds	5.6	636,123
Basic Materials	4.3	494,174
Energy	2.1	234,065
Financial	0.8	87,468
Diversified	0.5	56,463
Other Assets in Excess of Liabilities	2.1	241,031

NET ASSETS	100.0%	$11,342,419

The accompanying notes are an integral part of the financial statements.

8

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 98.9%
Basic Materials — 3.6%
Albemarle Corp.	155	$10,935
Ashland, Inc.	299	18,562
Cabot Corp.	269	12,065
CF Industries Holdings, Inc.	7	991
Chemtura Corp.*	651	12,486
Cliffs Natural Resources, Inc.	162	15,183
Cytec Industries, Inc.	208	12,205
Domtar Corp. (Canada)	213	19,813
Eastman Chemical Co.	85	9,116
Ecolab, Inc.	248	13,084
Ferro Corp.*	1,130	16,950
FMC Corp.	243	21,452
Freeport-McMoRan Copper & Gold, Inc.	435	23,938
HudBay Minerals, Inc. (Canada)	677	10,825
International Flavors & Fragrances, Inc.	287	18,230
International Paper Co.	462	14,267
Kraton Performance Polymers, Inc.*	78	3,600
Lubrizol Corp.	208	27,980
MeadWestvaco Corp.	329	11,084
Minerals Technologies, Inc.	297	20,196
Mosaic Co. (The)	115	8,609
NewMarket Corp.	106	19,538
Newmont Mining Corp.	284	16,645
PolyOne Corp.	785	11,367
PPG Industries, Inc.	222	21,017
Reliance Steel & Aluminum Co.	8	453
Rockwood Holdings, Inc.*	5	284
RPM International, Inc.	796	18,706
Sensient Technologies Corp.	264	10,003
Sherwin-Williams Co. (The)	221	18,186
Sigma-Aldrich Corp.	238	16,798
Solutia, Inc.*	664	17,496
Southern Copper Corp.	552	20,678
Valspar Corp.	303	11,911
Westlake Chemical Corp.	162	10,635
WR Grace & Co.*	376	17,055

		512,343

Communications — 7.4%
Acme Packet, Inc.*	25	2,065
ADTRAN, Inc.	539	22,245
Amdocs Ltd. (Channel Islands)*	594	18,265
Ancestry.com, Inc.*	319	14,578

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications — (Continued)
Anixter International, Inc.	141	$10,595
AOL, Inc.*	1,356	27,635
Arris Group, Inc.*	1,408	16,896
AT&T, Inc.	378	11,763
Blue Coat Systems, Inc.*	528	15,206
Cablevision Systems Corp., Class A	199	7,011
CBS Corp.	746	18,814
CenturyLink, Inc.	577	23,530
Cisco Systems, Inc.	1,566	27,499
Comcast Corp., Class A	737	19,339
DIRECTV, Class A*	446	21,671
DISH Network Corp., Class A*	1,062	26,592
eBay, Inc.*	347	11,937
Expedia, Inc.	807	20,199
F5 Networks, Inc.*	81	8,210
Factset Research Systems, Inc.	141	15,427
Gannett Co., Inc.	1,608	24,216
Google, Inc., Class A*	35	19,043
Harris Corp.	543	28,850
IAC/InterActiveCorp*	230	8,305
InterDigital, Inc.	622	28,792
Interpublic Group of Cos, Inc. (The)	1,647	19,352
j2 Global Communications, Inc.*	978	28,812
John Wiley & Sons, Inc., Class A	448	22,817
Juniper Networks, Inc.*	259	9,927
Liberty Media Corp. (Interactive), Class A*	1,202	21,011
Liberty Media Corp. (Starz), Class A*	351	26,974
McGraw-Hill Cos, Inc. (The)	744	30,110
Meredith Corp.	826	27,605
Motorola Solutions, Inc.*	266	12,204
Netgear, Inc.*	159	6,638
NeuStar, Inc., Class A*	1,112	29,902
New York Times Co. (The), Class A*	2,048	16,650
News Corp., Class A	1,238	22,061
Nielsen Holdings NV (Netherlands)*	308	9,206
Omnicom Group, Inc.	524	25,776
Plantronics, Inc.	708	26,246
priceline.com, Inc.*	24	13,128
QUALCOMM, Inc.	226	12,846
RF Micro Devices, Inc.*	2,539	16,910
Scripps Networks Interactive, Inc., Class A	398	20,465
Symantec Corp.*	622	12,222

The accompanying notes are an integral part of the financial statements.

9

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications — (Continued)
Tellabs, Inc.	3,089	$15,198
TIBCO Software, Inc.*	214	6,418
Time Warner Cable, Inc.	268	20,939
Time Warner, Inc.	678	25,669
Travelzoo, Inc.*	19	1,556
ValueClick, Inc.*	1,321	22,127
VeriSign, Inc.	335	12,382
Verizon Communications, Inc.	297	11,221
Viacom, Inc., Class B	545	27,882
Walt Disney Co. (The)	424	18,274
Washington Post Co. (The), Class B	62	27,026
WebMD Health Corp.*	142	8,218

		1,056,455

Consumer, Cyclical — 14.3%
99 Cents Only Stores*	773	15,584
Advance Auto Parts, Inc.	390	25,529
Aeropostale, Inc.*	1,129	28,823
Alaska Air Group, Inc.*	251	16,533
American Eagle Outfitters, Inc.	1,616	25,145
ANN, Inc.*	699	21,816
Ascena Retail Group, Inc.*	837	26,190
Autoliv, Inc. (Sweden)	289	23,158
AutoZone, Inc.*	91	25,697
Bally Technologies, Inc.*	480	18,715
Bed Bath & Beyond, Inc.*	399	22,392
Best Buy Co., Inc.	567	17,702
BJ’s Wholesale Club, Inc.*	209	10,726
Brinker International, Inc.	613	14,767
Buckle, Inc. (The)	518	23,564
Carter’s, Inc.*	685	21,180
Casey’s General Stores, Inc.	194	7,572
Cash America International, Inc.	431	20,451
Chico’s FAS, Inc.	1,361	19,911
Childrens Place Retail Stores, Inc. (The)*	315	16,749
Choice Hotels International, Inc.	471	17,606
Cinemark Holdings, Inc.	781	15,878
Cintas Corp.	153	4,751
Coach, Inc.	395	23,625
Coinstar, Inc.*	291	15,708
Collective Brands, Inc.*	951	19,971
Cooper Tire & Rubber Co.	246	6,637
Copart, Inc.*	441	20,008

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Cracker Barrel Old Country Store, Inc.	301	$15,420
CROCS, Inc.*	111	2,232
CVS Caremark Corp.	670	24,281
Darden Restaurants, Inc.	299	14,044
Deckers Outdoor Corp.*	262	22,233
Delta Air Lines, Inc.*	226	2,346
Dick’s Sporting Goods, Inc.*	436	17,845
Dillard’s, Inc., Class A	247	11,861
Dollar General Corp.*	708	23,074
Dollar Tree, Inc.*	433	24,897
DR Horton, Inc.	33	411
DreamWorks Animation SKG, Inc., Class A*	47	1,245
DSW, Inc., Class A*	456	21,651
Express, Inc.	1,130	24,397
Ezcorp, Inc., Class A*	202	6,361
Family Dollar Stores, Inc.	428	23,202
Foot Locker, Inc.	675	14,526
Ford Motor Co.*	25	387
Fossil, Inc.*	94	9,003
GameStop Corp., Class A*	1,028	26,399
Gap, Inc. (The)	1,183	27,493
General Motors Co.*	507	16,270
Genuine Parts Co.	78	4,189
Guess?, Inc.	581	24,977
Hanesbrands, Inc.*	136	4,421
Hasbro, Inc.	460	21,546
Herman Miller, Inc.	312	8,118
Home Depot, Inc.	367	13,630
HSN, Inc.*	807	26,776
Iconix Brand Group, Inc.*	1,047	25,641
Ingram Micro, Inc., Class A*	564	10,564
International Game Technology	771	13,639
J Crew Group, Inc. (Escrow shares)*	306	—
JC Penney Co., Inc.	228	8,767
Jones Group, Inc. (The)	974	13,276
Jos. A. Bank Clothiers, Inc.*	500	26,210
Kohl’s Corp.	334	17,605
Lear Corp.	516	26,388
Lennar Corp., Class A	72	1,367
Limited Brands, Inc.	616	25,355
Lowe’s Cos, Inc.	473	12,416
Macy’s, Inc.	873	20,873

The accompanying notes are an integral part of the financial statements.

10

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Madison Square Garden, Inc., Class A*	32	$875
Mattel, Inc.	891	23,808
McDonald’s Corp.	264	20,674
MDC Holdings, Inc.	55	1,605
Men’s Wearhouse, Inc. (The)	259	7,224
MSC Industrial Direct Co., Class A	86	6,157
Newell Rubbermaid, Inc.	1,154	21,995
NIKE, Inc., Class B	260	21,403
Nordstrom, Inc.	474	22,539
Nu Skin Enterprises, Inc., Class A	876	28,111
NVR, Inc.*	5	3,697
OfficeMax, Inc.*	608	6,056
O’Reilly Automotive, Inc.*	285	16,832
Oshkosh Corp.*	810	25,645
Owens & Minor, Inc.	673	23,185
PACCAR, Inc.	29	1,540
Penn National Gaming, Inc.*	128	5,121
PetSmart, Inc.	497	20,958
Pier 1 Imports, Inc.*	1,511	18,404
Polaris Industries, Inc.	141	14,866
Polo Ralph Lauren Corp.	157	20,531
Pool Corp.	367	11,105
Pulte Group, Inc.*	46	374
RadioShack Corp.	1,473	23,288
Ross Stores, Inc.	393	28,960
Sally Beauty Holdings, Inc.*	1,213	17,940
Southwest Airlines Co.	980	11,515
Staples, Inc.	1,035	21,880
Starbucks Corp.	278	10,061
Steven Madden, Ltd.*	503	26,734
Suburban Propane Partners LP	227	12,760
Target Corp.	352	17,283
Tempur-Pedic International, Inc.*	151	9,480
Tenneco, Inc.*	315	14,556
Thor Industries, Inc.	609	18,885
Tiffany & Co.	56	3,889
Timberland Co. (The), Class A*	382	17,263
TJX Cos, Inc.	531	28,472
Toll Brothers, Inc.*	57	1,198
Toro Co. (The)	61	4,143
Tractor Supply Co.	4	247
TRW Automotive Holdings Corp.*	437	24,935
United Continental Holdings, Inc.*	105	2,396

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
United Stationers, Inc.	201	$14,484
Urban Outfitters, Inc.*	673	21,173
US Airways Group, Inc.*	1,195	10,863
Vera Bradley, Inc.*	18	876
VF Corp.	235	23,632
WABCO Holdings, Inc.*	102	7,533
Walgreen Co.	533	22,770
Wal-Mart Stores, Inc.	327	17,978
Warnaco Group, Inc. (The)*	382	24,586
Watsco, Inc.	51	3,615
Whirlpool Corp.	226	19,477
Williams-Sonoma, Inc.	506	21,965
WMS Industries, Inc.*	188	6,166
Wolverine World Wide, Inc.	196	7,777
WW Grainger, Inc.	146	22,134
Wyndham Worldwide Corp.	589	20,385
Yum! Brands, Inc.	179	9,602

		2,035,330

Consumer, Non-cyclical — 26.1%
Aaron’s, Inc.	37	1,065
Abbott Laboratories	505	26,280
ABM Industries, Inc.	332	8,074
Acacia Research - Acacia Technologies*	162	6,660
Aetna, Inc.	705	29,173
Align Technology, Inc.*	440	10,622
Allergan, Inc.	187	14,878
Altria Group, Inc.	1,121	30,088
American Medical Systems Holdings, Inc.*	499	14,720
AMERIGROUP Corp.*	433	29,574
AmerisourceBergen Corp.	723	29,383
Amgen, Inc.*	465	26,435
Apollo Group, Inc., Class A*	737	29,502
Automatic Data Processing, Inc.	411	22,338
Avery Dennison Corp.	409	17,072
Avon Products, Inc.	762	22,388
Baxter International, Inc.	401	22,817
Becton Dickinson and Co.	272	23,376
Biogen Idec, Inc.*	196	19,081
Bio-Rad Laboratories, Inc., Class A*	91	11,386
Booz Allen Hamilton Holding Corp.*	71	1,373
Boston Beer Co., Inc., Class A*	155	14,610
Boston Scientific Corp.*	185	1,386

The accompanying notes are an integral part of the financial statements.

11

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Bristol-Myers Squibb Co.	960	$ 26,976
Brown-Forman Corp., Class B	171	12,288
Bruker Corp.*	66	1,303
Campbell Soup Co.	759	25,495
Cardinal Health, Inc.	563	24,597
Career Education Corp.*	1,183	25,801
CareFusion Corp.*	581	17,064
Catalyst Health Solutions, Inc.*	247	14,711
Celgene Corp.*	161	9,480
Centene Corp.*	412	14,927
Cephalon, Inc.*	414	31,795
Chemed Corp.	379	26,390
Church & Dwight Co., Inc.	285	23,507
CIGNA Corp.	39	1,826
Clorox Co.	380	26,471
Coca-Cola Co. (The)	40	2,698
Coca-Cola Enterprises, Inc.	609	17,302
Colgate-Palmolive Co.	306	25,811
Community Health Systems, Inc.*	105	3,227
ConAgra Foods, Inc.	1,003	24,523
Constellation Brands, Inc., Class A*	583	13,053
Convergys Corp.*	1,310	18,995
CoreLogic, Inc.*	1,300	23,933
Corn Products International, Inc.	39	2,149
Corporate Executive Board Co. (The)	337	13,429
Corrections Corp. of America*	33	821
Coventry Health Care, Inc.*	920	29,688
Covidien PLC (Ireland)	381	21,218
CR Bard, Inc.	242	25,833
Cubist Pharmaceuticals, Inc.*	650	22,002
DaVita, Inc.*	242	21,318
Dean Foods Co.*	259	2,898
Deluxe Corp.	1,051	28,461
DENTSPLY International, Inc.	487	18,282
DeVry, Inc.	514	27,191
Dole Food Co., Inc.*	982	13,561
Dollar Thrifty Automotive Group, Inc.* .	46	3,171
Dr Pepper Snapple Group, Inc.	672	26,342
Education Management Corp.*	1,092	20,246
Eli Lilly & Co.	816	30,200
Emergency Medical Services Corp., Class A*	425	27,115
Endo Pharmaceuticals Holdings, Inc.*.	581	22,752
Equifax, Inc.	624	23,419

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Estee Lauder Cos, Inc. (The), Class A	22	$2,134
Express Scripts, Inc.*	334	18,951
FleetCor Technologies, Inc.*	11	413
Flowers Foods, Inc.	556	16,991
Forest Laboratories, Inc.*	884	29,313
Fresh Del Monte Produce, Inc. (Cayman Islands)	31	840
Fresh Market, Inc. (The)*	32	1,338
FTI Consulting, Inc.*	704	28,090
Gartner, Inc.*	272	11,672
General Mills, Inc.	663	25,579
Gilead Sciences, Inc.*	749	29,091
Global Payments, Inc.	395	21,030
Green Dot Corp., Class A*	15	647
Haemonetics Corp.*	266	18,673
Hain Celestial Group, Inc. (The)*	147	4,999
Hansen Natural Corp.*	273	18,059
HCA Holdings, Inc.*	691	22,665
Health Management Associates, Inc., Class A*	109	1,230
Health Net, Inc.*	866	28,838
Healthsouth Corp.*	752	19,274
Healthspring, Inc.*	695	28,836
Henry Schein, Inc.*	228	16,660
Herbalife, Ltd. (Cayman Islands)	284	25,498
Hershey Co. (The)	393	22,680
Hertz Global Holdings, Inc.*	61	1,050
Hillenbrand, Inc.	1,009	23,126
Hill-Rom Holdings, Inc.	390	17,554
HJ Heinz Co.	469	24,027
Hologic, Inc.*	410	9,028
Hormel Foods Corp.	778	22,881
Hospira, Inc.*	3	170
Humana, Inc.*	394	29,991
Immucor, Inc.*	1,220	26,633
Impax Laboratories, Inc.*	1,057	28,941
Incyte Corp., Ltd.*	181	3,345
Integra LifeSciences Holdings Corp.* .	56	2,929
Intuitive Surgical, Inc.*	33	11,540
Iron Mountain, Inc.	45	1,433
ITT Educational Services, Inc.*	336	24,101
Jarden Corp.	316	11,499
Jazz Pharmaceuticals, Inc.*	409	13,051

The accompanying notes are an integral part of the financial statements.

12

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
JM Smucker Co. (The)	345	$25,899
Johnson & Johnson	416	27,340
Kellogg Co.	405	23,194
Kimberly-Clark Corp.	315	20,809
Kinetic Concepts, Inc.*	446	26,327
Kraft Foods, Inc., Class A	578	19,409
Kroger Co. (The)	581	14,124
Laboratory Corp. of America Holdings*	291	28,073
Lancaster Colony Corp.	368	22,488
Lender Processing Services, Inc.	1,008	29,665
Life Technologies Corp.*	198	10,930
LifePoint Hospitals, Inc.*	326	13,565
Lincare Holdings, Inc.	842	26,456
Lorillard, Inc.	297	31,631
Magellan Health Services, Inc.*	565	29,391
Manpower, Inc.	89	5,896
Masimo Corp.	268	9,324
Mastercard, Inc., Class A	104	28,693
MAXIMUS, Inc.	337	26,957
McCormick & Co., Inc. (non-voting shares)	368	18,076
McKesson Corp.	341	28,306
Mead Johnson Nutrition Co.	222	14,847
Medco Health Solutions, Inc.*	463	27,470
Medicis Pharmaceutical Corp., Class A	852	30,212
Mednax, Inc.*	410	29,077
Medtronic, Inc.	633	26,428
Merck & Co., Inc.	385	13,841
Molina Healthcare, Inc.*	582	25,026
Moody’s Corp.	250	9,785
Morningstar, Inc.	212	12,211
Mylan, Inc.*	298	7,426
Myriad Genetics, Inc.*	1,249	26,779
Omnicare, Inc.	608	19,103
Onyx Pharmaceuticals, Inc.*	81	3,043
Par Pharmaceutical Cos, Inc.*	817	28,137
Patterson Cos, Inc.	689	23,915
Paychex, Inc.	561	18,350
PepsiCo, Inc.	287	19,771
Pfizer, Inc.	1,075	22,532
Pharmaceutical Product Development, Inc.	584	18,016

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
PHH Corp.*	590	$12,661
Philip Morris International, Inc.	380	26,387
Procter & Gamble Co. (The)	343	22,261
PSS World Medical, Inc.*	592	17,026
Quest Diagnostics, Inc.	517	29,148
Questcor Pharmaceuticals, Inc.*	160	3,280
Ralcorp Holdings, Inc.*	281	21,862
Rent-A-Center, Inc.	59	1,797
Reynolds American, Inc.	818	30,356
Rollins, Inc.	518	10,862
RR Donnelley & Sons Co.	1,137	21,444
Ruddick Corp.	301	12,498
Safeway, Inc.	480	11,669
SAIC, Inc.*	1,605	27,927
Sara Lee Corp.	523	10,042
Scotts Miracle-Gro Co. (The), Class A	353	19,934
SEI Investments Co.	271	6,051
Select Medical Holdings Corp.*	1,651	14,727
Service Corp. International	1,084	12,759
Sirona Dental Systems, Inc.*	62	3,538
Smithfield Foods, Inc.*	726	17,105
Sotheby’s	399	20,157
Spectrum Brands Holdings, Inc.*	474	15,405
St Jude Medical, Inc.	297	15,872
STERIS Corp.	463	16,687
Strayer Education, Inc.	201	24,900
Stryker Corp.	402	23,718
SUPERVALU, Inc.	613	6,902
SXC Health Solutions Corp. (Canada)*	206	11,363
Sysco Corp.	597	17,259
Team Health Holdings, Inc.*	1,262	25,089
Techne Corp.	219	17,018
Teleflex, Inc.	371	23,377
TeleTech Holdings, Inc.*	898	17,843
Tenet Healthcare Corp.*	228	1,580
Thoratec Corp.*	582	17,867
Total System Services, Inc.	1,108	20,886
Towers Watson & Co., Class A	428	24,550
Tupperware Brands Corp.	396	25,213
Tyson Foods, Inc., Class A	921	18,328
UnitedHealth Group, Inc.	567	27,913
Valassis Communications, Inc.*	856	24,678
Varian Medical Systems, Inc.*	325	22,815

The accompanying notes are an integral part of the financial statements.

13

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
VCA Antech, Inc.*	789	$19,409
Vector Group, Ltd.	1,412	25,924
Verisk Analytics, Inc., Class A*	598	19,674
Viropharma, Inc.*	1,200	23,148
Visa, Inc., Class A	388	30,311
Warner Chilcott PLC, Class A (Ireland)	667	15,374
Watson Pharmaceuticals, Inc.*	226	14,017
Weight Watchers International, Inc.	221	17,183
WellCare Health Plans, Inc.*	658	28,827
WellPoint, Inc.	404	31,023
Western Union Co. (The)	1,325	28,156
Wright Express Corp.*	12	676
Zimmer Holdings, Inc.*	336	21,924

		3,720,272

Diversified — 0.0%
Leucadia National Corp.	37	1,430

Energy — 2.0%
Apache Corp.	29	3,868
Atwood Oceanics, Inc.*	157	7,054
Bill Barrett Corp.*	66	2,754
Chevron Corp.	154	16,854
Cimarex Energy Co.	30	3,318
Cloud Peak Energy, Inc.*	299	6,225
Complete Production Services, Inc.*	107	3,632
ConocoPhillips	226	17,838
Core Laboratories NV (Netherlands)	132	12,669
Devon Energy Corp.	103	9,373
Diamond Offshore Drilling, Inc.	309	23,444
Dresser-Rand Group, Inc.*	281	14,764
El Paso Pipeline Partners LP	100	3,704
Halliburton Co.	11	555
Hess Corp.	33	2,837
Marathon Oil Corp.	236	12,753
Murphy Oil Corp.	120	9,298
National Oilwell Varco, Inc.	241	18,482
NuStar GP Holdings, LLC	389	15,416
Occidental Petroleum Corp.	73	8,343
Oceaneering International, Inc.*	93	8,130
San Juan Basin Royalty Trust	681	16,998
SEACOR Holdings, Inc.	248	24,510
Targa Resources Corp.	43	1,506
Transocen Ltd. (Switzerland)*	167	12,149
Valero Energy Corp.	400	11,320

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Walter Energy, Inc.	162	$22,392

		290,186

Financial — 19.9%
ACE, Ltd. (Switzerland)	438	29,455
Aflac, Inc.	478	26,859
Alexander’s, Inc. REIT	6	2,636
Alexandria Real Estate Equities, Inc. REIT	37	3,040
Alleghany Corp.*	72	23,688
Allied World Assurance Co. Holdings, Ltd. (Switzerland)	477	30,991
Allstate Corp. (The)	386	13,062
Alterra Capital Holdings, Ltd. (Bermuda)	1,263	27,761
AMB Property Corp. REIT	55	2,002
American Campus Communities, Inc. REIT	87	3,058
American Capital Agency Corp.	94	2,736
American Capital, Ltd.*	1,619	16,627
American Express Co.	547	26,847
American Financial Group, Inc.	751	26,863
American International Group, Inc.*	643	20,029
American National Insurance Co.	302	23,888
Ameriprise Financial, Inc.	430	26,686
Annaly Capital Management, Inc. REIT	145	2,587
AON Corp.	67	3,495
Apartment Investment & Management Co. REIT, Class A	72	1,941
Apollo Global Management, LLC, Class A*	163	2,947
Apollo Investment Corp.	615	7,288
Arch Capital Group, Ltd. (Bermuda)*	257	26,728
Ares Capital Corp.	1,728	30,603
Arthur J Gallagher & Co.	5	149
Aspen Insurance Holdings, Ltd. (Bermuda)	621	17,742
Associated Banc-Corp.	456	6,658
Assurant, Inc.	561	22,272
Assured Guaranty, Ltd. (Bermuda)	1,131	19,227
Astoria Financial Corp.	1,757	25,424
AvalonBay Communities, Inc. REIT	30	3,798
Axis Capital Holdings, Ltd. (Bermuda)	646	22,843
Bank of Hawaii Corp.	460	22,443

The accompanying notes are an integral part of the financial statements.

14

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
BankUnited, Inc.	145	$4,073
Berkshire Hathaway, Inc., Class B*	340	28,322
BioMed Realty Trust, Inc. REIT	44	873
BlackRock, Inc.	102	19,986
BOK Financial Corp.	477	25,653
Boston Properties, Inc. REIT	34	3,554
Brandywine Realty Trust REIT	30	381
BRE Properties, Inc. REIT	59	2,992
Brookfield Properties Corp. (Canada)	1,529	30,244
Brown & Brown, Inc.	17	439
Camden Property Trust REIT	57	3,577
Capital One Financial Corp.	541	29,609
Capitol Federal Financial, Inc.	35	396
CBL & Associates Properties, Inc. REIT	43	799
CBOE Holdings, Inc.	139	3,728
Chimera Investment Corp. REIT	93	377
Chubb Corp.	413	26,923
Cincinnati Financial Corp.	197	6,241
CIT Group, Inc.*	129	5,477
Citigroup, Inc.*	932	4,278
City National Corp.	254	14,506
CME Group, Inc.	88	26,028
CNA Financial Corp.	985	30,574
CNO Financial Group, Inc.*	1,617	13,033
Cohen & Steers, Inc.	318	10,004
Colonial Properties Trust REIT	71	1,502
Comerica, Inc.	376	14,262
Commerce Bancshares, Inc.	584	24,855
CommonWealth REIT	57	1,561
Corporate Office Properties Trust REIT	51	1,796
Credit Acceptance Corp.*	111	8,980
Cullen/Frost Bankers, Inc.	222	13,151
Delphi Financial Group, Inc., Class A	876	27,988
Developers Diversified Realty Corp. REIT	28	413
DiamondRock Hospitality Co. REIT	34	409
Digital Realty Trust, Inc. REIT	49	2,957
Discover Financial Services	390	9,688
Douglas Emmett, Inc. REIT	48	999
Duke Realty Corp. REIT	36	549
DuPont Fabros Technology, Inc. REIT	82	2,006
East West Bancorp, Inc.	548	11,579

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Eaton Vance Corp.	557	$18,810
Endurance Specialty Holdings, Ltd.(Bermuda)	608	26,959
Enstar Group, Ltd. (Bermuda)*	278	31,178
Entertainment Properties Trust REIT	66	3,142
Equity Lifestyle Properties, Inc. REIT	57	3,411
Equity One, Inc. REIT	110	2,180
Equity Residential REIT	58	3,464
Erie Indemnity Co., Class A	450	32,593
Essex Property Trust, Inc. REIT	28	3,793
Everest Re Group, Ltd. (Bermuda)	90	8,201
Extra Space Storage, Inc. REIT	55	1,191
Federal Realty Investment Trust REIT	43	3,765
Federated Investors, Inc., Class B	672	17,324
Fidelity National Financial, Inc., Class A	1,904	29,398
Fifth Third Bancorp.	1,040	13,801
First American Financial Corp.	860	13,416
First Citizens BancShares, Inc., Class A	119	23,801
First Niagara Financial Group, Inc.	1,116	16,069
First Republic Bank*	75	2,351
FirstMerit Corp.	971	16,963
FNB Corp.	1,622	17,761
Forest City Enterprises, Inc., Class A*.	781	15,003
Franklin Resources, Inc.	140	18,077
Franklin Street Properties Corp.	76	1,075
Fulton Financial Corp.	1,661	19,400
GAMCO Investors, Inc., Class A	353	18,162
General Growth Properties, Inc. REIT*	45	751
Genworth Financial, Inc., Class A*	64	780
Goldman Sachs Group, Inc. (The)	175	26,427
Hancock Holding Co.	27	882
Hanover Insurance Group, Inc. (The)	566	23,897
Hartford Financial Services Group, Inc.	616	17,846
Hatteras Financial Corp.	98	2,784
HCC Insurance Holdings, Inc.	408	13,276
HCP, Inc. REIT	74	2,932
Health Care, Inc. REIT	78	4,194
Healthcare Realty Trust, Inc. REIT	114	2,604
Highwoods Properties, Inc. REIT	53	1,956
Home Properties, Inc. REIT	63	3,994

The accompanying notes are an integral part of the financial statements.

15

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Hospitality Properties Trust REIT	66	$1,594
Host Hotels & Resorts, Inc. REIT	23	409
Hudson City Bancorp, Inc.	8	76
Huntington Bancshares, Inc.	587	3,986
IntercontinentalExchange, Inc.*	134	16,127
International Bancshares Corp.	1,360	23,963
Invesco Ltd. (Bermuda)	391	9,724
Investors Bancorp, Inc.*	44	662
Janus Capital Group, Inc.	1,079	13,131
Jefferies Group, Inc.	668	16,146
JPMorgan Chase & Co.	659	30,070
KeyCorp	1,783	15,459
Kilroy Realty Corp. REIT	69	2,894
Kimco Realty Corp. REIT	63	1,231
KKR & Co. LP	1,027	19,472
KKR Financial Holdings, LLC REIT	1,819	18,372
Knight Capital Group, Inc., Class A*	294	4,034
LaSalle Hotel Properties REIT	42	1,182
Lazard Ltd., Class A (Bermuda)	555	22,755
Legg Mason, Inc.	38	1,412
Liberty Property Trust REIT	62	2,181
Lincoln National Corp.	865	27,014
Loews Corp.	694	30,716
M&T Bank Corp.	306	27,041
Macerich Co. (The) REIT	54	2,852
Mack-Cali Realty Corp. REIT	64	2,260
Markel Corp.*	58	24,202
Marsh & McLennan Cos., Inc.	392	11,870
Medical Properties Trust, Inc. REIT	32	395
Mercury General Corp.	634	25,195
MetLife, Inc.	473	22,132
MFA Financial, Inc. REIT	45	359
Mid-America Apartment Communities, Inc. REIT	50	3,343
Montpelier Re Holdings, Ltd. (Bermuda)	1,312	23,734
Morgan Stanley	1,089	28,477
NASDAQ OMX Group, Inc. (The)*	807	21,870
National Health Investors, Inc. REIT	63	3,064
National Retail Properties, Inc. REIT	95	2,502
Nationwide Health Properties, Inc. REIT	81	3,548
New York Community Bancorp, Inc.	1,606	26,660
Northern Trust Corp.	311	15,547

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Northwest Bancshares, Inc.	1,111	$13,987
NYSE Euronext	417	16,701
Omega Healthcare Investors, Inc. REIT	96	2,204
OneBeacon Insurance Group, Ltd., Class A (Bermuda)	788	11,071
PartnerRe, Ltd. (Bermuda)	339	27,242
People’s United Financial, Inc.	491	6,722
Piedmont Office Realty Trust, Inc., Class A	93	1,851
Platinum Underwriters Holdings, Ltd. (Bermuda)	94	3,554
PNC Financial Services Group, Inc.	483	30,110
Popular, Inc. (Puerto Rico)*	1,522	4,794
Portfolio Recovery Associates, Inc.*	35	3,159
Post Properties, Inc. REIT	61	2,477
Primerica, Inc.	830	19,190
Principal Financial Group, Inc.	431	14,546
ProAssurance Corp.*	437	29,017
Progressive Corp. (The)	1,277	28,017
ProLogis REIT	49	798
Prosperity Bancshares, Inc.	448	20,541
Protective Life Corp.	1,101	29,628
Prudential Financial, Inc.	479	30,378
PS Business Parks, Inc. REIT	45	2,712
Public Storage REIT	32	3,754
Raymond James Financial, Inc.	468	17,550
Realty Income Corp. REIT	101	3,591
Redwood Trust, Inc. REIT	75	1,187
Regency Centers Corp. REIT	51	2,400
Reinsurance Group of America, Inc.	477	30,194
RenaissanceRe Holdings, Ltd. (Bermuda)	260	18,273
RLI Corp.	523	30,983
Senior Housing Properties Trust REIT	118	2,799
Signature Bank*	388	22,585
Simon Property Group, Inc. REIT	35	4,009
SL Green Realty Corp. REIT	30	2,476
SLM Corp.*	756	12,542
StanCorp Financial Group, Inc.	495	21,335
Starwood Property Trust, Inc.	108	2,461
State Street Corp.	69	3,212
Sunstone Hotel Investors, Inc. REIT*	548	5,732
SVB Financial Group*	423	25,566

The accompanying notes are an integral part of the financial statements.

16

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Symetra Financial Corp.	1,309	$18,169
T Rowe Price Group, Inc.	219	14,071
Tanger Factory Outlet Centers REIT	72	1,989
Taubman Centers, Inc. REIT	60	3,489
TCF Financial Corp.	1,079	16,822
TD Ameritrade Holding Corp.	18	388
Torchmark Corp.	257	17,198
Transatlantic Holdings, Inc.	93	4,584
Travelers Cos, Inc. (The)	428	27,084
Trustmark Corp.	768	17,848
UDR, Inc. REIT	78	2,019
UMB Financial Corp.	429	18,065
United Bankshares, Inc.	749	19,594
Unitrin, Inc.	978	29,575
Universal American Corp.	82	1,894
Unum Group	1,027	27,195
US Bancorp	950	24,529
Validus Holdings, Ltd. (Bermuda)	317	10,315
Valley National Bancorp	1,428	20,449
Ventas, Inc. REIT	70	3,915
Vornado Realty Trust REIT	38	3,674
Waddell & Reed Financial, Inc., Class A	288	11,811
Washington Federal, Inc.	784	12,615
Washington REIT	73	2,365
Webster Financial Corp.	209	4,498
Weingarten Realty Investors REIT	72	1,902
Wells Fargo & Co.	942	27,422
Westamerica Bancorporation	447	22,703
Weyerhaeuser Co.	22	506
White Mountains Insurance Group, Ltd. (Bermuda)	7	2,503
Wintrust Financial Corp.	166	5,593
WP Carey & Co., LLC	351	12,590
WR Berkley Corp.	861	28,077
XL Group PLC (Ireland)	550	13,431
Zions Bancorporation	50	1,222

		2,847,859

Industrial — 12.9%
3M Co	236	22,942
Actuant Corp., Class A	492	13,658
Acuity Brands, Inc.	181	10,643
Aecom Technology Corp.*	103	2,808
Agilent Technologies, Inc.*	109	5,440

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Alliant Techsystems, Inc.	275	$19,429
Amerco, Inc.*	6	610
AMETEK, Inc.	268	12,339
Amphenol Corp., Class A	300	16,773
AO Smith Corp.	16	704
Applied Industrial Technologies, Inc.	481	16,960
Aptargroup, Inc.	175	9,179
Arrow Electronics, Inc.*	301	13,723
Atlas Air Worldwide Holdings, Inc.*	223	15,367
Avnet, Inc.*	228	8,281
AVX Corp.	1,058	17,256
Belden, Inc.	415	15,782
Bemis Co., Inc.	399	12,505
Boeing Co. (The)	245	19,546
Brady Corp., Class A	565	21,306
Carlisle Cos, Inc.	24	1,189
CH Robinson Worldwide, Inc.	163	13,069
CLARCOR, Inc.	31	1,401
Clean Harbors, Inc.*	113	11,130
Cognex Corp.	621	19,425
Coherent, Inc.*	234	14,627
Cooper Industries PLC (Ireland)	176	11,607
Crane Co.	425	21,212
Crown Holdings, Inc.*	358	13,389
CSX Corp.	143	11,253
Cubic Corp.	529	28,608
Curtiss-Wright Corp.	350	11,637
Cymer, Inc.*	237	11,402
Danaher Corp.	275	15,191
Deere & Co.	25	2,437
Dolby Laboratories, Inc., Class A*	498	24,930
Donaldson Co., Inc.	131	8,021
Dover Corp.	298	20,276
EMCOR Group, Inc.*	953	29,514
Emerson Electric Co.	260	15,798
Energizer Holdings, Inc.*	268	20,242
EnerSys*	234	8,866
Esterline Technologies Corp.*	277	19,889
Expeditors International of Washington, Inc.	186	10,094
FEI Co.*	385	12,497
FLIR Systems, Inc.	400	14,088
Flowserve Corp.	129	16,334
Fluor Corp.	381	26,647

The accompanying notes are an integral part of the financial statements.

17

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Foster Wheeler AG (Switzerland)*	384	$13,659
Gardner Denver, Inc.	91	7,863
Garmin, Ltd. (Switzerland)*	871	29,814
GATX Corp.	50	2,113
General Dynamics Corp.	388	28,254
General Electric Co.	77	1,575
Gentex Corp.	21	658
Goodrich Corp.	149	13,167
Graco, Inc.	86	4,303
Greif, Inc.	165	10,247
Heartland Express, Inc.	291	5,020
Honeywell International, Inc.	45	2,755
Hubbell, Inc., Class B	338	23,657
Huntington Ingalls Industries, Inc.*	298	11,920
IDEX Corp.	209	9,806
Illinois Tool Works, Inc.	378	22,079
Imax Corp. (Canada)*	16	561
Ingersoll-Rand PLC (Ireland)	251	12,675
Itron, Inc.*	29	1,578
ITT Corp.	468	27,046
Jabil Circuit, Inc.	626	12,420
Jacobs Engineering Group, Inc.*	401	19,894
Joy Global, Inc.	167	16,859
Kaydon Corp.	548	21,208
KBR, Inc.	562	21,564
Kennametal, Inc.	187	7,895
L-3 Communications Holdings, Inc.	343	27,505
Landstar System, Inc.	230	10,902
Leggett & Platt, Inc.	95	2,498
Lennox International, Inc.	191	9,285
Littelfuse, Inc.	316	19,658
Lockheed Martin Corp.	357	28,292
Manitowoc Co., Inc. (The)	105	2,330
MasTec, Inc.*	924	20,956
Mettler-Toledo International, Inc.*	39	7,309
Middleby Corp.*	177	15,872
Molex, Inc.	346	9,342
Moog, Inc., Class A*	186	8,206
Mueller Industries, Inc.	316	12,362
Nalco Holding Co.	654	19,103
Nordson Corp.	237	13,502
Norfolk Southern Corp.	148	11,053
Northrop Grumman Corp.	418	26,589
Owens-Illinois, Inc.*	289	8,575

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Packaging Corp. of America	346	$9,871
Parker Hannifin Corp.	204	19,241
Pentair, Inc.	421	16,907
PerkinElmer, Inc.	331	9,357
Precision Castparts Corp.	102	15,761
Raytheon Co.	604	29,324
Regal-Beloit Corp.	24	1,819
Republic Services, Inc.	464	14,672
Rock-Tenn Co., Class A	230	15,886
Rockwell Automation, Inc.	54	4,705
Rockwell Collins, Inc.	319	20,129
Roper Industries, Inc.	184	15,914
Sauer-Danfoss, Inc.*	274	16,174
Sealed Air Corp.	927	23,889
Silgan Holdings, Inc.	201	9,218
Simpson Manufacturing Co., Inc.	528	14,742
Snap-On, Inc.	215	13,281
Sonoco Products Co.	405	13,997
SPX Corp.	212	18,327
Stanley Black & Decker, Inc.	295	21,432
Stericycle, Inc.*	110	10,041
SunPower Corp., Class A*	347	7,554
TAL International Group, Inc.	20	721
Tech Data Corp.*	251	13,336
Teledyne Technologies, Inc.*	431	21,761
Tetra Tech, Inc.*	546	12,897
Thomas & Betts Corp.*	327	18,956
Timken Co.	232	13,082
TransDigm Group, Inc.*	99	8,247
Trinity Industries, Inc.	17	615
Tyco International, Ltd. (Switzerland)	335	16,328
Union Pacific Corp.	116	12,003
United Parcel Service, Inc., Class B	260	19,492
United Technologies Corp.	287	25,709
URS Corp.*	501	22,420
Vishay Intertechnology, Inc.*	1,165	22,228
Wabtec Corp.	80	5,710
Waters Corp.*	119	11,662
Watts Water Technologies, Inc., Class A	554	21,440
Woodward Governor Co.	20	741
Zebra Technologies Corp., Class A*	520	20,431

		1,841,973

The accompanying notes are an integral part of the financial statements.

18

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — 11.5%
Accenture PLC, Class A (Ireland)	498	$28,451
Activision Blizzard, Inc.	1,831	20,855
Acxiom Corp.*	950	13,832
Adobe Systems, Inc.*	548	18,385
Advanced Micro Devices, Inc.*	459	4,177
Altera Corp.	423	20,600
Amkor Technology, Inc.*	1,269	8,502
Analog Devices, Inc.	681	27,451
ANSYS, Inc.*	286	15,813
Apple, Inc.*	87	30,296
Applied Materials, Inc.	1,664	26,108
Autodesk, Inc.*	227	10,210
Avago Technologies, Ltd. (Singapore) .	485	16,228
BMC Software, Inc.*	352	17,681
Broadcom Corp., Class A	481	16,922
Broadridge Financial Solutions, Inc.	1,172	27,237
CA, Inc.	1,148	28,229
CACI International, Inc., Class A*	450	27,499
Cirrus Logic*	813	13,463
Citrix Systems, Inc.*	50	4,217
CommVault Systems, Inc.*	175	6,893
Computer Sciences Corp.	486	24,776
Dell, Inc.*	1,749	27,127
Diebold, Inc.	485	16,393
DST Systems, Inc.	451	22,239
Dun & Bradstreet Corp.	361	29,667
EMC Corp.*	338	9,579
Fair Isaac Corp.	826	24,681
Fairchild Semiconductor International, Inc.*	473	9,919
Fidelity National Information Services, Inc.	518	17,146
Fiserv, Inc.*	445	27,283
Fortinet, Inc.*	98	4,773
GT Solar International, Inc.*	2,232	24,931
Hewlett-Packard Co.	709	28,622
Hittite Microwave Corp.*	365	23,502
IHS, Inc., Class A*	124	10,942
Informatica Corp.*	194	10,866
Intel Corp.	1,091	25,300
International Business Machines Corp.	166	28,316
Intersil Corp., Class A	920	13,588
Intuit, Inc.*	212	11,779

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Jack Henry & Associates, Inc.	431	$14,641
JDA Software Group, Inc.*	475	15,566
KLA-Tencor Corp.	600	26,340
Lam Research Corp.*	543	26,232
Lawson Software, Inc.*	533	5,900
Lexmark International, Inc., Class A* .	615	19,834
Linear Technology Corp.	796	27,701
Mantech International Corp., Class A*.	612	26,861
Marvell Technology Group, Ltd. (Bermuda)*	1,652	25,490
Maxim Integrated Products, Inc.	778	21,271
Microchip Technology, Inc.	450	18,468
Micron Technology, Inc.*	478	5,397
MICROS Systems, Inc.*	309	16,074
Microsoft Corp.	1,177	30,626
MKS Instruments, Inc.	928	26,337
National Semiconductor Corp.	810	19,537
NetApp, Inc.*	120	6,238
Novellus Systems, Inc.*	792	25,423
NVIDIA Corp.*	139	2,780
Omnivision Technologies, Inc.*	56	1,882
ON Semiconductor Corp.*	1,365	14,346
Oracle Corp.	533	19,215
Parametric Technology Corp.*	315	7,645
Pitney Bowes, Inc.	1,091	26,795
PMC - Sierra, Inc.*	2,841	22,785
Progress Software Corp.*	718	21,289
QLIK Technologies, Inc.*	211	6,765
QLogic Corp.*	1,296	23,302
Quality Systems, Inc.	125	11,215
Quest Software, Inc.*	544	14,013
Rambus, Inc.*	53	1,055
RealPage, Inc.*	15	479
Riverbed Technology, Inc.*	51	1,792
Rovi Corp.*	176	8,547
SanDisk Corp.*	563	27,666
Seagate Technology PLC (Ireland)	724	12,757
Semtech Corp.*	168	4,716
Silicon Laboratories, Inc.*	257	11,200
SolarWinds, Inc.*	523	12,672
Solera Holdings, Inc.	244	13,420
SRA International, Inc., Class A*	585	18,129
SS&C Technologies Holdings, Inc.*	711	14,504
SYNNEX Corp.*	277	9,288

The accompanying notes are an integral part of the financial statements.

19

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Synopsys, Inc.*	501	$13,722
Syntel, Inc.	137	7,491
Teradata Corp.*	280	15,658
Teradyne, Inc.*	1,341	21,590
Texas Instruments, Inc.	745	26,470
Varian Semiconductor Equipment Associates, Inc.*	468	19,623
Veeco Instruments, Inc.*	557	28,479
VeriFone Systems, Inc.*	15	822
Verint Systems, Inc.*	281	9,619
Western Digital Corp.*	437	17,393
Xerox Corp.	1,648	16,628
Xilinx, Inc.	745	25,971

		1,644,137

Utilities — 1.2%
AES Corp. (The)*	787	10,420
Ameren Corp.	424	12,427
Dominion Resources, Inc.	221	10,259
DPL, Inc.	419	12,692
DTE Energy Co.	159	8,034
Energen Corp.	390	25,354
Entergy Corp.	177	12,340
Exelon Corp.	305	12,856
FirstEnergy Corp.	224	8,951
GenOn Energy, Inc.*	777	3,054
Hawaiian Electric Industries, Inc.	69	1,759

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NRG Energy, Inc.*	409	$9,898
NSTAR	67	3,102
PPL Corp.	71	1,948
Public Service Enterprise Group, Inc.	365	11,742
UGI Corp.	302	10,057
Unisource Energy Corp.	297	11,028
WGL Holdings, Inc.	229	9,050

		174,971

TOTAL COMMON STOCKS (Cost $13,295,190)		14,124,956

EXCHANGE TRADED FUNDS — 0.1%
iShares Russell 1000 Value Index Fund	166	11,695

TOTAL EXCHANGE TRADED FUNDS (Cost $11,059)		11,695

TOTAL INVESTMENTS - 99.0% (Cost $13,306,249)		14,136,651

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		148,154

NET ASSETS - 100.0%		$14,284,805

* Non-income producing.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

20

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 99.4%
Communications — 11.2%
AOL, Inc.*	5,164	$105,242
Cisco Systems, Inc.	10,763	188,998
DISH Network Corp., Class A*	2,922	73,167
Expedia, Inc.	8,585	214,883
Gannett Co., Inc.	1,915	28,840
Harris Corp.	2,675	142,123
InterDigital, Inc.	3,210	148,591
j2 Global Communications, Inc.*	4,419	130,184
Liberty Media Corp. (Starz), Class A*	334	25,668
McGraw-Hill Cos, Inc. (The)	10,258	415,141
Meredith Corp.	8,992	300,513
NeuStar, Inc., Class A*	9,783	263,065
Omnicom Group, Inc.	1,349	66,357
Viacom, Inc., Class B	3,643	186,376
Washington Post Co. (The), Class B	101	44,026

		2,333,174

Consumer, Cyclical — 13.3%
Aeropostale, Inc.*	13,486	344,298
Ascena Retail Group, Inc.*	1,008	31,540
Autoliv, Inc. (Sweden)	665	53,286
Buckle, Inc. (The)	2,946	134,014
Coach, Inc.	746	44,618
Express, Inc.	639	13,796
GameStop Corp., Class A*	10,557	271,104
Gap, Inc. (The)	8,588	199,585
HSN, Inc.*	1,286	42,669
Iconix Brand Group, Inc.*	4,418	108,197
J Crew Group, Inc. (Escrow shares)*	4,301	—
Lear Corp.	2,099	107,343
Limited Brands, Inc.	1,685	69,355
Nu Skin Enterprises, Inc., Class A	8,600	275,974
Oshkosh Corp.*	10,530	333,380
Ross Stores, Inc.	3,779	278,475
Steven Madden, Ltd.*	3,751	199,366
TJX Cos, Inc.	4,755	254,963

		2,761,963

Consumer, Non-cyclical — 46.0%
Altria Group, Inc.	15,431	414,168
AmerisourceBergen Corp.	6,010	244,246
Amgen, Inc.*	2,693	153,097
Apollo Group, Inc., Class A*	6,749	270,162
Bristol-Myers Squibb Co.	3,570	100,317
Career Education Corp.*	692	15,093

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Cephalon, Inc.*	5,288	$406,118
Chemed Corp.	2,079	144,761
Clorox Co.	716	49,877
Colgate-Palmolive Co.	1,426	120,283
CR Bard, Inc.	188	20,069
Cubist Pharmaceuticals, Inc.*	7,348	248,730
Deluxe Corp.	9,008	243,937
DeVry, Inc.	3,036	160,604
Dr Pepper Snapple Group, Inc.	3,549	139,121
Eli Lilly & Co.	10,021	370,877
Endo Pharmaceuticals Holdings, Inc.*	4,265	167,017
Forest Laboratories, Inc.*	10,017	332,164
FTI Consulting, Inc.*	5,925	236,407
Gilead Sciences, Inc.*	9,706	376,981
Herbalife, Ltd. (Cayman Islands)	1,588	142,571
Immucor, Inc.*	2,090	45,625
Impax Laboratories, Inc.*	10,349	283,356
ITT Educational Services, Inc.*	1,442	103,435
Johnson & Johnson	3,184	209,252
Laboratory Corp. of America Holdings*	1,061	102,355
Lender Processing Services, Inc.	9,680	284,882
Lincare Holdings, Inc.	1,998	62,777
Lorillard, Inc.	3,931	418,652
Mastercard, Inc., Class A	805	222,091
MAXIMUS, Inc.	345	27,597
McKesson Corp.	2,815	233,673
Medco Health Solutions, Inc.*	2,481	147,198
Medicis Pharmaceutical Corp., Class A	10,276	364,387
Mednax, Inc.*	4,868	345,239
Medtronic, Inc.	1,397	58,325
Myriad Genetics, Inc.*	12,482	267,614
Par Pharmaceutical Cos, Inc.*	2,704	93,126
Philip Morris International, Inc.	1,534	106,521
Quest Diagnostics, Inc.	3,810	214,808
Reynolds American, Inc.	11,212	416,077
SAIC, Inc.*	5,314	92,464
Strayer Education, Inc.	566	70,116
Stryker Corp.	641	37,819
Tupperware Brands Corp.	524	33,363
Valassis Communications, Inc.*	3,873	111,659
Vector Group, Ltd.	5,000	91,800
Viropharma, Inc.*	5,841	112,673

The accompanying notes are an integral part of the financial statements.

21

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Visa, Inc., Class A	3,958	$309,199
Weight Watchers International, Inc.	2,071	161,020
Western Union Co. (The)	7,589	161,266

		9,544,969

Industrial — 12.7%
Cubic Corp.	3,440	186,035
Dolby Laboratories, Inc., Class A*	3,411	170,755
EMCOR Group, Inc.*	11,685	361,884
Fluor Corp.	1,287	90,013
Garmin, Ltd. (Switzerland)*	8,103	277,366
General Dynamics Corp.	3,940	286,911
ITT Corp.	1,906	110,148
KBR, Inc.	650	24,940
L-3 Communications Holdings, Inc.	2,018	161,823
Lockheed Martin Corp.	3,242	256,928
Northrop Grumman Corp.	2,735	173,973
Raytheon Co.	8,442	409,859
United Technologies Corp.	1,335	119,589

		2,630,224

Technology — 16.2%
Accenture PLC, Class A (Ireland)	2,650	151,395
Analog Devices, Inc.	4,915	198,124
Apple, Inc.*	962	334,997
Applied Materials, Inc.	1,876	29,434
Broadridge Financial Solutions, Inc.	2,083	48,409
CA, Inc.	7,531	185,187
Dell, Inc.*	8,467	131,323
Dun & Bradstreet Corp.	4,167	342,444
Fiserv, Inc.*	966	59,225
Hewlett-Packard Co.	3,204	129,345
Intel Corp.	6,484	150,364
International Business Machines Corp.	512	87,337

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
KLA-Tencor Corp.	3,180	$139,602
Lam Research Corp.*	1,358	65,605
Lexmark International, Inc., Class A*	379	12,223
Linear Technology Corp.	4,525	157,470
Mantech International Corp., Class A*	2,584	113,412
Marvell Technology Group, Ltd. (Bermuda)*	5,159	79,603
Microsoft Corp.	14,503	377,368
Novellus Systems, Inc.*	363	11,652
Pitney Bowes, Inc.	3,949	96,987
Progress Software Corp.*	1,370	40,621
SanDisk Corp.*	1,656	81,376
Teradyne, Inc.*	4,580	73,738
Texas Instruments, Inc.	304	10,801
Veeco Instruments, Inc.*	3,433	175,529
Xilinx, Inc.	2,133	74,356

		3,357,927

TOTAL COMMON STOCKS (Cost $19,464,226)		20,628,257

EXCHANGE TRADED FUNDS — 1.0%
iShares Russell 1000 Value Index Fund	3,060	215,577

TOTAL EXCHANGE TRADED FUNDS (Cost $212,064)		215,577

TOTAL INVESTMENTS - 100.4% (Cost $19,676,290)		20,843,834

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(79,232)

NET ASSETS - 100.0%		$20,764,602

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

22

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 92.8%
Australia — 7.0%
Adelaide Brighton Ltd.	9,639	$33,386
Ansell, Ltd.	1,183	18,063
APN News & Media, Ltd.	6,556	11,282
Beach Energy Ltd.	30,199	31,777
Boral Ltd.	6,167	33,257
CSL, Ltd.	461	17,357
Fairfax Media, Ltd.	22,960	33,220
Flight Centre, Ltd.	1,321	34,041
Foster’s Group, Ltd.	5,312	32,722
Goodman Fielder, Ltd.	26,424	31,135
JB Hi-Fi, Ltd.	1,300	26,945
Mount Gibson Iron Ltd.*	15,759	32,474
Nufarm, Ltd.*	5,940	31,447
Orica, Ltd.	554	16,140
OZ Minerals, Ltd.	20,923	33,024
Primary Health Care, Ltd.	7,941	30,203
TABCORP Holdings, Ltd.	2,249	18,809
Tatts Group, Ltd.	13,212	33,597
Telstra Corp., Ltd.	10,793	34,426
West Australian Newspapers Holdings, Ltd.	6,217	34,072

		567,377

Belgium — 1.4%
Anheuser-Busch InBev NV, SP ADR	37	2,367
Belgacom SA	734	28,870
Delhaize Group SA	214	18,530
Mobistar SA	267	19,809
Omega Pharma	300	15,374
Solvay SA	185	26,686

		111,636

Brazil — 2.9%
Brasil Telecom SA, Pref. shares	1,896	17,523
Cia de Bebidas das Americas, Pref. shares	296	9,430
Cia de Concessoes Rodoviarias	166	5,155
Cia Siderurgica Nacional SA	90	1,405
Diagnosticos da America SA	427	5,732
EcoRodovias Infraestrutura e Logistica SA	721	6,357
Even Construtora e Incorporadora SA	704	3,916
Gerdau SA, Pref. shares	620	7,389
Gol Linhas Aereas Inteligentes SA, Pref. shares*	996	13,840
Klabin SA, Pref. shares	3,339	12,926

	Number of Shares	Value
COMMON STOCKS — (Continued)
Brazil — (Continued)
M Dias Branco SA	11	$284
Magnesita Refratarios SA*	3,021	16,034
Metalurgica Gerdau SA, Pref. shares	316	4,550
Natura Cosmeticos SA	313	8,784
Obrascon Huarte Lain Brasil SA	191	8,117
Randon Participacoes SA, Pref. shares	1,900	14,227
Redecard SA	714	10,375
Santos Brasil Participacoes SA (Units)	161	3,086
Souza Cruz SA	1,046	11,901
Telecomunicacoes de Sao Paulo SA, Pref. shares	639	17,019
Telemar Norte Leste SA, Pref. shares A	463	16,081
Tim Participacoes SA, Pref. shares	576	2,614
Totvs SA	84	1,608
Ultrapar Participacoes SA, Pref. shares	570	9,964
Vale SA, Pref., Class A	513	15,036
Vivo Participacoes SA, Pref. shares	297	12,050

		235,403

Canada — 8.1%
Alimentation Couche Tard, Inc., Class B	754	19,803
Astral Media, Inc., Class A	439	17,079
BCE, Inc.	380	14,223
Bell Aliant, Inc. (Units)	722	20,535
CAE, Inc.	382	5,148
Canadian National Railway Co.	145	11,227
Canadian Natural Resources, Ltd.	24	1,127
Canadian Oil Sands, Ltd.	240	8,279
Canadian Pacific Railway, Ltd.	194	12,866
Canfor Corp.*	1,459	19,214
Celestica, Inc.*	1,673	18,503
CGI Group, Inc., Class A*	562	12,308
Cineplex, Inc.	290	7,555
Dollarama, Inc.*	380	11,908
Empire Co., Ltd., Class A	305	17,311
Finning International, Inc.	537	15,750
First Quantum Minerals, Ltd.	16	2,280
George Weston, Ltd.	122	8,741
Gildan Activewear, Inc.	26	966
Groupe Aeroplan, Inc.	359	4,921

The accompanying notes are an integral part of the financial statements.

23

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Canada — (Continued)
HudBay Minerals, Inc.	448	$7,150
Inmet Mining Corp.	249	17,475
Jean Coutu Group PJC, Inc. (The), Class A	1,454	16,136
Just Energy Group, Inc. (Units)	58	918
Loblaw Cos., Ltd.	152	6,407
Lundin Mining Corp.*	1,188	11,627
MacDonald Dettwiler & Associates, Ltd.	71	4,278
Magna International, Inc.	405	20,756
Manitoba Telecom Services, Inc.	287	9,146
Metro, Inc., Class A	358	17,519
Mullen Group, Ltd. (Units)	70	1,570
Neo Material Technologies, Inc.*	249	2,576
Nexen, Inc.	802	21,197
North West Co., Inc. (The)	295	6,167
Open Text Corp.*	55	3,366
Pan American Silver Corp.	125	4,510
Pembina Pipeline Corp. (Units)	30	731
Penn West Petroleum, Ltd.	582	14,905
Peregrine Metals, Ltd.*	40	50
Precision Drilling Corp. (Units)*	894	13,540
Provident Energy, Ltd. (Units)	2,373	22,354
Quebecor, Inc., Class B	91	3,233
Research In Motion, Ltd.*	366	17,806
Rogers Communications, Inc., Class B	426	16,116
Russel Metals, Inc.	507	13,932
Saputo, Inc.	207	9,854
SEMAFO, Inc.*	200	1,700
Shaw Communications, Inc., Class B	274	5,786
Shoppers Drug Mart Corp.	265	11,539
SNC-Lavalin Group, Inc.	52	3,146
Stantec, Inc.*	331	10,432
Suncor Energy, Inc.	173	7,965
SXC Health Solutions Corp.*	41	2,262
Teck Resources, Ltd., Class B	354	19,204
TELUS Corp. (non-voting shares)	253	12,693
Thomson Reuters Corp.	89	3,602
Tim Hortons, Inc.	191	9,288
TransAlta Corp.	275	6,127
Transcontinental, Inc., Class A	433	6,672
Trinidad Drilling, Ltd. (Units)	610	6,989
West Fraser Timber Co., Ltd.	377	21,437

	Number of Shares	Value
COMMON STOCKS — (Continued)
Canada — (Continued)
Westjet Airlines, Ltd.	1,415	$21,326
Yellow Media, Inc.	3,573	17,975

		661,206

China — 1.2%
China Shipping Container Lines Co., Ltd., Class H*	10,000	3,992
Dongfeng Motor Group Co., Ltd., Class H	20,000	31,212
Sinopec Yizheng Chemical Fibre Co., Ltd., Class H*	76,000	32,489
Zhejiang Expressway Co., Ltd., Class H	38,000	31,364

		99,057

Denmark — 0.8%
Carlsberg A/S, Class B	62	7,363
DSV A/S	139	3,633
FLSmidth & Co. A/S	93	8,386
H Lundbeck A/S	1,209	29,030
TDC A/S*	1,562	13,563

		61,975

Finland — 1.6%
Elisa OYJ	999	24,045
Huhtamaki OYJ	1,008	14,094
Kone OYJ, Class B	99	6,201
Nokia OYJ, SP ADR	2,752	25,401
Orion OYJ, Class B	1,095	27,215
Sanoma OYJ	129	2,681
Wartsila OYJ	747	29,364

		129,001

France — 6.4%
Arkema SA	155	16,151
Atos Origin SA*	192	11,832
Cap Gemini SA	36	2,182
Christian Dior SA	126	20,221
Compagnie de St-Gobain	274	18,926
Compagnie Generale des Etablissements Michelin, Class B	65	6,515
France Telecom SA, SP ADR	1,025	24,026
Havas SA	4,408	25,136
Ingenico	402	19,950
Ipsen SA	594	23,262
Lagardere SCA	78	3,425
Legrand SA	487	22,238

The accompanying notes are an integral part of the financial statements.

24

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
France — (Continued)
Metropole Television SA	1,086	$28,833
Neopost SA	161	15,362
PagesJaunes Groupe	2,806	29,255
Pernod-Ricard SA	79	7,940
PPR	59	10,552
Publicis Groupe SA	390	22,101
Rexel SA	580	15,888
Sanofi-Aventis SA, ADR	670	26,478
Societe BIC SA	304	29,556
Societe Television Francaise 1	1,031	19,348
Sodexo	183	14,260
Teleperformance	504	19,234
Total SA	495	31,688
Vinci SA	225	15,030
Vivendi SA	565	17,729
Zodiac Aerospace	271	21,274

		518,392

Germany — 5.7%
Adidas AG	111	8,263
Aixtron SE	338	14,418
Axel Springer AG	82	13,433
BASF SE*	33	3,392
Bayer AG	227	19,955
Bayerische Motoren Werke AG	132	12,448
Beiersdorf AG	353	22,990
Celesio AG	1,114	27,011
Continental AG*	67	6,725
Daimler AG, Reg. shares	58	4,483
Deutsche Telekom AG, Reg. shares	1,076	17,874
Douglas Holding AG	475	27,846
Freenet AG	2,123	27,043
Fresenius Medical Care AG & Co.
KGaA	4	314
Fresenius SE & Co. KGaA	229	24,035
Gerresheimer AG	435	21,033
Henkel AG & Co. KGaA, Pref. shares	145	9,875
Infineon Technologies AG	500	5,676
K&S AG	96	7,768
MAN SE*	152	21,183
Metro AG	135	9,909
MTU Aero Engines Holding AG*	312	23,915
ProSiebenSat.1 Media AG, Pref. shares	253	7,245
Puma AG Rudolf Dassler Sport	75	24,994

	Number of Shares	Value
COMMON STOCKS — (Continued)
Germany — (Continued)
SAP AG, SP ADR	83	$5,356
Siemens AG, SP ADR	30	4,378
SMA Solar Technology AG	265	31,593
Software AG	63	11,921
Stada Arzneimittel AG	310	13,717
Tognum AG	279	10,703
United Internet AG, Reg. shares	757	14,834
Wincor Nixdorf AG	127	10,496

		464,826

Gibraltar — 0.1%
DS Smith PLC	1,230	4,456

Greece — 0.5%
Coca Cola Hellenic Bottling Co. SA	198	5,472
OPAP SA	1,488	31,450

		36,922

Hong Kong — 1.4%
China Dongxiang Group Co.	99,000	34,546
China Mobile, Ltd., SP ADR	761	35,074
Johnson Electric Holdings, Ltd.	21,500	13,178
Orient Overseas International, Ltd.	4,000	30,542

		113,340

Ireland — 0.2%
DCC PLC	345	11,497
Smurfit Kappa Group PLC*	489	6,663
United Business Media, Ltd.	135	1,362

		19,522

Italy — 2.6%
Ansaldo STS SpA	1,450	22,400
Danieli & C. Officine Meccaniche SpA	1,025	32,641
ENI SpA	479	12,806
Gruppo Editoriale L’espresso SpA*	8,277	25,696
Indesit Co. SpA	2,385	31,422
Maire Tecnimont SpA	5,665	23,746
Mediaset SpA	4,556	30,340
Recordati SpA	2,733	28,923
Telecom Italia SpA, SP ADR	300	4,509

		212,483

Japan — 19.2%
Aeon Co., Ltd.	2,400	28,818
Aisin Seiki Co., Ltd.	900	31,611
Asahi Glass Co., Ltd.	2,000	25,297
Brother Industries, Ltd.	1,200	18,285

The accompanying notes are an integral part of the financial statements.

25

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Canon Marketing Japan, Inc.	3,000	$33,175
Canon, Inc., SP ADR	64	3,019
Daicel Chemical Industries, Ltd.	5,000	32,053
Daiichi Sankyo Co., Ltd.	600	11,724
Dainippon Screen Manufacturing Co., Ltd.	1,000	9,184
Dainippon Sumitomo Pharma Co., Ltd.	200	1,908
Daito Trust Construction Co., Ltd.	200	15,903
Dena Co., Ltd.	500	18,646
Denso Corp.	300	10,008
Ebara Corp.	6,000	33,656
Eisai Co., Ltd.	400	14,498
Elpida Memory, Inc.*	2,200	32,601
Exedy Corp.	600	19,047
Fast Retailing Co., Ltd.	100	15,669
FCC Co., Ltd.	700	16,414
Fuji Heavy Industries, Ltd.	4,000	29,686
Fuji Media Holdings, Inc.	26	34,521
Hoya Corp.	700	14,955
IHI Corp.	13,000	32,694
Japan Tobacco, Inc.	4	15,484
JSR Corp.	900	18,696
Kao Corp.	400	9,981
KDDI Corp.	2	13,265
Keihin Corp.	1,800	34,018
Kobayashi Pharmaceutical Co., Ltd.	300	14,054
Koito Manufacturing Co., Ltd.	2,000	31,363
Kose Corp.	500	13,043
K’s Holdings Corp.	1,000	30,993
Kuraray Co., Ltd.	900	13,059
Kyocera Corp.	100	10,960
Mitsubishi Tanabe Pharma Corp.	1,100	18,104
NHK Spring Co., Ltd.	3,000	28,293
Nintendo Co., Ltd., ADR L	545	16,236
Nippon Electric Glass Co., Ltd.	1,000	15,077
Nissin Kogyo Co., Ltd.	800	13,452
Nitto Denko Corp.	300	15,922
NTT DoComo, Inc., SP ADR	1,022	18,917
Obic Co., Ltd.	90	16,699
Ono Pharmaceutical Co., Ltd.	200	10,146
Oracle Corp. Japan	400	17,284
Pacific Metals Co., Ltd.	4,000	30,130
Point, Inc.	420	19,106

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Rinnai Corp.	200	$13,142
Ryohin Keikaku Co., Ltd.	400	18,394
Sankyo Co., Ltd.	600	30,993
Santen Pharmaceutical Co., Ltd.	400	15,410
Sega Sammy Holdings, Inc.	1,900	32,793
Shimamura Co., Ltd.	200	18,665
Shimano, Inc.	300	16,014
Shinko Electric Industries Co., Ltd.	200	2,037
Shionogi & Co., Ltd.	1,100	17,792
Softbank Corp.	500	20,896
Square Enix Holdings Co., Ltd.	1,000	16,544
Stanley Electric Co., Ltd.	1,100	18,402
Sugi Holdings Co., Ltd.	800	19,153
Sundrug Co., Ltd.	600	16,939
Taisei Corp.	14,000	32,620
Takata Corp.	1,100	33,211
Takeda Pharmaceutical Co., Ltd.	300	14,498
Toagosei Co., Ltd.	6,000	32,250
Tokai Rika Co., Ltd.	1,900	32,980
Toshiba Plant Systems & Services Corp.	3,000	33,804
Toshiba TEC Corp.	7,000	32,103
Toyoda Gosei Co., Ltd.	500	10,880
Toyota Boshoku Corp.	2,200	34,119
Trend Micro, Inc.	700	19,857
Tsuruha Holdings, Inc.	600	28,256
USS Co., Ltd.	230	17,608
Yahoo Japan Corp.	50	18,240
Yamada Denki Co., Ltd.	500	34,642
Yamatake Corp.	800	20,376

		1,560,272

Luxemburg — 0.3%
ArcelorMittal	457	16,814
Millicom International Cellular SA	94	10,184

		26,998

Mexico — 2.3%
Alfa SAB de CV, Class A	1,104	16,409
America Movil SAB de CV, ADR L	266	15,215
Cemex SAB de CV, SP ADR*	1,589	13,793
Coca-Cola Femsa SAB de CV, SP ADR	158	12,604
Corp. GEO SAB de CV, Class B*	4,290	12,659
Embotelladoras Arca SAB de CV	890	5,404

The accompanying notes are an integral part of the financial statements.

26

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Mexico — (Continued)
Fomento Economico Mexicano SABde CV, SP ADR	109	$6,856
Grupo Aeroportuario del Pacifico SABde CV, ADR	200	8,342
Grupo Bimbo SAB de CV, Class A	4,384	9,692
Grupo Mexico SAB de CV, Class B	5,495	19,027
Grupo Modelo SAB de CV, Class C	2,449	15,519
Grupo Televisa SA, SP ADR*	431	10,223
Industrias Penoles SAB de CV	225	8,756
Kimberly-Clark de Mexico SAB de CV, Class A	1,866	11,509
Telefonos de Mexico SAB de CV, SP ADR L	1,154	21,603

		187,611

Netherlands — 1.9%
ASML Holding NV	716	29,646
Koninklijke Ahold NV	680	9,547
Koninklijke BAM Groep NV	2,254	18,015
Koninklijke KPN NV	1,637	25,980
Koninklijke Philips Electronics NV	391	11,594
Nutreco NV	196	15,256
TNT NV	66	1,625
TomTom NV*	2,799	25,326
Unilever NV-CVA	220	7,240
Wolters Kluwer NV	419	9,762

		153,991

New Zealand — 0.6%
Sky City Entertainment Group, Ltd.	6,704	19,314
Telecom Corp. of New Zealand, Ltd.	15,958	28,088

		47,402

Norway — 1.6%
Fred Olsen Energy ASA	270	12,454
Orkla ASA	2,406	24,374
Schibsted ASA	625	18,786
Statoil ASA	1,113	32,563
Telenor ASA	1,057	18,263
TGS Nopec Geophysical Co. ASA	867	22,821

		129,261

Singapore — 1.4%
Neptune Orient Lines, Ltd.	21,000	32,254
SembCorp Marine, Ltd.	7,000	32,425
Singapore Airlines, Ltd.	2,000	23,006

	Number of Shares	Value
COMMON STOCKS — (Continued)
Singapore — (Continued)
Singapore Post, Ltd.	29,000	$27,483

		115,168

South Korea — 0.6%
Kangwon Land, Inc.	780	17,723
KT&G Corp.	570	33,722

		51,445

Spain — 1.0%
Antena 3 de Television SA	2,865	26,564
Construcciones y Auxiliar de Ferrocarriles SA	46	28,037
Prosegur Cia de Seguridad SA, Reg.shares	31	1,894
Tecnicas Reunidas SA	151	9,478
Telefonica SA	40	1,075
Zardoya Otis SA	725	12,349

		79,397

Sweden — 4.6%
Alfa Laval AB	293	6,561
Assa Abloy AB, Class B	676	20,294
Atlas Copco AB, Class A	39	1,145
Autoliv, Inc. (Sweden)	367	29,408
Axfood AB	652	23,955
Boliden AB*	1,161	26,170
Electrolux AB, Class B	1,222	31,084
Getinge AB, Class B	614	16,319
Husqvarna AB, Class B*	1,478	11,624
Intrum Justitia AB	723	10,948
Meda AB, Class A	1,077	11,398
Saab AB, Class B	1,410	31,852
Sandvik AB	752	15,955
Scania AB, Class B	1,075	27,932
Securitas AB, Class B	1,668	20,897
SKF AB	765	24,143
Svenska Cellulosa AB, Class B	439	6,728
Tele2 AB, Class B	1,004	25,206
Telefonaktiebolaget LM Ericsson, SP ADR	695	10,564
TeliaSonera AB	2,774	22,651

		374,834

Switzerland — 4.1%
Actelion, Ltd., Reg. shares*	86	5,066
Barry Callebaut AG, Reg. shares	30	28,665
Bucher Industries AG, Reg. shares	106	25,857

The accompanying notes are an integral part of the financial statements.

27

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Switzerland — (Continued)
Clariant AG, Reg. shares*	1,437	$29,820
EMS-Chemie Holding AG, Reg.shares	43	8,868
Forbo Holding AG, Reg. shares*	39	31,921
Galenica AG, Reg. shares	28	18,516
Geberit AG, Reg. shares	96	22,474
Georg Fischer AG, Reg. shares*	28	18,289
Givaudan SA, Reg. shares	4	4,449
Holcim, Ltd., Reg. shares	233	20,283
Kaba Holding AG, Reg. shares, Class B	40	17,873
Meyer Burger Technology AG*	431	21,550
Nestle SA, Reg. shares	157	9,747
Panalpina Welttransport Holding AG, Reg. shares*	97	13,120
Roche Holding AG, SP ADR	683	27,682
Sika AG, Bearer shares	3	7,658
Swisscom AG, Reg. shares	41	18,813

		330,651

Taiwan — 3.6%
China Airlines, Ltd.*	41,000	26,199
China Steel Chemical Corp.	1,000	6,163
Chunghwa Telecom Co., Ltd., ADR	417	13,156
Compal Electronics, Inc.	24,000	27,194
Coretronic Corp.	17,000	26,000
Evergreen Marine Corp., Ltd.*	28,000	25,909
Foxconn Technology Co., Ltd.	3,000	14,351
Gintech Energy Corp.	5,000	14,229
LITE-ON IT Corp.	11,000	11,926
Lite-On Technology Corp.	9,000	11,392
MediaTek, Inc.	2,000	22,103
Novatek Microelectronics Corp.	5,000	15,277
Powertech Technology, Inc.	3,000	10,894
Richtek Technology Corp.	2,000	13,374
Simplo Technology Co., Ltd.	2,000	13,548
Taiwan Mobile Co., Ltd.	7,000	18,063
Tripod Technology Corp.	2,000	9,463
TSRC Corp.	1,000	2,985
Yageo Corp.	1,000	541
Young Fast Optoelectronics Co., Ltd.	2,000	13,688

		296,455

United Kingdom — 11.6%
Aegis Group PLC	1,296	3,031
African Barrick Gold, Ltd.	1,550	13,644

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
AMEC PLC	458	$9,180
AstraZeneca PLC, SP ADR	662	32,987
BAE Systems PLC	1,655	9,065
BHP Billiton PLC	397	16,741
Bodycote PLC	1,382	8,957
British American Tobacco PLC, SP ADR	96	8,467
Britvic PLC	2,141	14,645
BT Group PLC	7,182	23,489
Bunzl PLC	144	1,790
Burberry Group PLC	228	4,932
Cable & Wireless Worldwide PLC	24,830	19,945
Cobham PLC	1,521	5,795
Compass Group PLC	1,330	12,985
Croda International PLC	50	1,571
CSR PLC*	2,743	17,113
Daily Mail & General Trust PLC, Class A	730	6,086
Debenhams PLC*	26,877	30,573
Diageo PLC, SP ADR	68	5,533
Electrocomponents PLC	572	2,658
Firstgroup PLC	4,011	21,754
GKN PLC	4,179	15,566
GlaxoSmithKline PLC, SP ADR	603	26,327
Greene King PLC	2,374	19,415
Halfords Group PLC	4,857	32,038
Halma PLC	2,311	14,418
Home Retail Group PLC	8,489	31,181
IMI PLC	538	9,813
Imperial Tobacco Group PLC	532	18,723
Inchcape PLC*	5,299	32,254
Inmarsat PLC	1,589	16,164
Intercontinental Hotels Group PLC	183	4,035
ITV PLC*	22,983	29,195
Kingfisher PLC	4,402	20,184
Ladbrokes PLC	11,604	29,500
Marks & Spencer Group PLC	4,322	28,011
Melrose PLC	2,382	14,089
Micro Focus International PLC	4,738	29,401
Mitchells & Butlers PLC*	4,514	24,806
Mitie Group PLC	6,407	22,645
Morgan Crucible Co. PLC	1,987	10,289
Next PLC	716	26,754
Pearson PLC	193	3,711

The accompanying notes are an integral part of the financial statements. 28

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Petrofac, Ltd.	36	$908
Premier Farnell PLC	581	2,771
Reckitt Benckiser Group PLC	289	16,046
Reed Elsevier PLC	674	5,967
Rolls-Royce Group PLC	407	4,361
Rolls-Royce Group PLC, Class C*	39,072	65
Sage Group PLC (The)	3,481	16,571
Serco Group PLC	396	3,741
SIG PLC*	896	2,092
Smith & Nephew PLC, SP ADR	350	19,397
Smiths Group PLC	485	10,791
Spectris PLC	531	13,153
Spirax-Sarco Engineering PLC	22	738
Tate & Lyle PLC	2,998	29,721
Thomas Cook Group PLC	8,350	23,892
Ultra Electronics Holdings PLC	7	202
WH Smith PLC	3,873	30,405
Whitbread PLC	211	5,921
William Hill PLC	7,509	28,033

		944,235

	Number of Shares	Value
COMMON STOCKS — (Continued)
United States — 0.1%
NII Holdings, Inc.*	102	$4,241

TOTAL COMMON STOCKS (Cost $7,191,264)		7,537,557

EXCHANGE TRADED FUNDS — 5.8%
iShares MSCI EAFE Index Fund	7,481	474,744

TOTAL EXCHANGE TRADED FUNDS (Cost $477,952)		474,744

TOTAL INVESTMENTS - 98.6% (Cost $7,669,216)		8,012,301

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		110,979

NET ASSETS - 100.0%		$8,123,280

*	Non-income producing.

ADR American Depository Receipt
Pref. Preferred
Reg. Registered
SP ADR Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 92.3%
Australia — 6.2%
Fairfax Media, Ltd.	94,046	$136,070
Flight Centre, Ltd.	2,698	69,525
Goodman Fielder, Ltd.	108,235	127,534
Metcash, Ltd.	17,051	75,879
OZ Minerals, Ltd.	62,895	99,272
TABCORP Holdings, Ltd.	6,361	53,198
Tatts Group, Ltd.	17,820	45,315
Telstra Corp., Ltd.	15,664	49,962
Ten Network Holdings, Ltd.	31,106	46,028

		702,783

Belgium — 0.4%
Belgacom SA	897	35,281
Mobistar SA	84	6,232

		41,513

Brazil — 2.9%
Brasil Telecom SA, Pref. shares	11,206	103,569
Randon Participacoes SA, Pref.shares	1,313	9,832
Telecomunicacoes de Sao Paulo SA,
Pref. shares	5,724	152,451
Vale SA, Pref., Class A	1,971	57,769

		323,621

Canada — 8.1%
Astral Media, Inc., Class A	4,197	163,284
Bell Aliant, Inc. (Units)	341	9,699
Jean Coutu Group PJC, Inc. (The), Class A	9,138	101,410
Magna International, Inc.	2,663	136,479
Metro, Inc., Class A	1,450	70,956
Research In Motion, Ltd.*	4,450	216,493
Yellow Media, Inc.	44,818	225,476

		923,797

China — 1.0%
361 Degrees International, Ltd.	99,000	65,777
Dongfeng Motor Group Co., Ltd., Class H	32,000	49,939
Sinopec Yizheng Chemical Fibre Co., Ltd., Class H*	4,000	1,710

		117,426

Denmark — 1.7%
H Lundbeck A/S	8,190	196,654

Finland — 2.0%
Nokia OYJ, SP ADR	10,179	93,952

	Number of Shares	Value
COMMON STOCKS — (Continued)
Finland — (Continued)
Orion OYJ, Class B	5,460	$135,701

		229,653

France — 6.5%
Havas SA	26,506	151,149
Metropole Television SA	8,139	216,088
PagesJaunes Groupe	24,737	257,904
Publicis Groupe SA	1,142	64,716
Sanofi-Aventis SA, ADR	545	21,538
Societe BIC SA	289	28,097

		739,492

Germany — 4.6%
Aixtron SE	2,138	91,201
Freenet AG	14,399	183,413
SMA Solar Technology AG	2,090	249,166

		523,780

Greece — 2.3%
OPAP SA	12,111	255,979

Hong Kong — 1.6%
China Dongxiang Group Co.	407,000	142,021
China Mobile, Ltd., SP ADR	906	41,758

		183,779

Italy — 5.8%
Ansaldo STS SpA	8,026	123,989
Danieli & C. Officine Meccaniche SpA	4,478	142,601
Gruppo Editoriale L’espresso SpA*	15,858	49,231
Maire Tecnimont SpA	37,016	155,159
Recordati SpA	18,025	190,756

		661,736

Japan — 19.2%
Capcom Co., Ltd.	4,300	79,464
Daito Trust Construction Co., Ltd.	1,100	87,468
Dena Co., Ltd.	2,400	89,502
Eisai Co., Ltd.	2,200	79,739
Fast Retailing Co., Ltd.	600	94,015
Japan Tobacco, Inc.	12	46,453
JGC Corp.	1,000	24,644
Keihin Corp.	5,000	94,495
Kobayashi Pharmaceutical Co., Ltd.	3,000	140,541
Koito Manufacturing Co., Ltd.	9,000	141,133
Nintendo Co., Ltd., ADR L	1,310	39,025
Nippon Electric Glass Co., Ltd.	3,000	45,232
Obic Co., Ltd.	750	139,154

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Pacific Metals Co., Ltd.	18,000	$135,585
Point, Inc.	3,010	136,928
Sankyo Co., Ltd.	2,700	139,469
Sega Sammy Holdings, Inc.	8,100	139,801
Square Enix Holdings Co., Ltd.	2,500	41,361
Takeda Pharmaceutical Co., Ltd.	1,800	86,988
Tokai Rika Co., Ltd.	6,800	118,035
Toshiba TEC Corp.	30,000	137,582
Tsuruha Holdings, Inc.	3,000	141,281
Yamada Denki Co., Ltd.	20	1,386

		2,179,281

Mexico — 2.1%
Grupo Mexico SAB de CV, Class B	57,714	199,838
Telefonos de Mexico SAB de CV, SP ADR L	2,137	40,005

		239,843

Netherlands — 3.5%
ASML Holding NV	5,174	214,233
TomTom NV*	19,979	180,777

		395,010

Norway — 0.7%
Statoil ASA	2,697	78,906

Singapore — 0.7%
SembCorp Marine, Ltd.	16,000	74,115

South Korea — 2.7%
Kangwon Land, Inc.	3,060	69,529
KT&G Corp.	2,337	138,259
NCSoft Corp.	361	95,501

		303,289

Spain — 2.2%
Antena 3 de Television SA	17,040	157,995
Construcciones y Auxiliar de
Ferrocarriles SA	141	85,939

		243,934

Sweden — 1.6%
Autoliv, Inc. (Sweden)	1,489	119,314
Axfood AB	576	21,162
Securitas AB, Class B	3,300	41,342

		181,818

	Number of Shares	Value
COMMON STOCKS — (Continued)
Taiwan — 3.6%
Compal Electronics, Inc.	105,000	$118,974
Evergreen Marine Corp., Ltd.*	1,000	925
LITE-ON IT Corp.	56,000	60,715
Macronix International	52,000	34,136
MediaTek, Inc.	12,000	132,619
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	89	1,202
Young Fast Optoelectronics Co., Ltd.	8,000	54,751

		403,322

United Kingdom — 12.9%
AstraZeneca PLC, SP ADR	5,046	251,442
Halfords Group PLC	34,958	230,589
ITV PLC*	140,378	178,321
Ladbrokes PLC	42,798	108,804
Micro Focus International PLC	39,222	243,385
Mitie Group PLC	15,975	56,463
Next PLC	1,900	70,994
WH Smith PLC	15,869	124,581
William Hill PLC	53,829	200,955

		1,465,534

TOTAL COMMON STOCKS (Cost $10,238,449)		10,465,265

EXCHANGE TRADED FUNDS — 5.6%
iShares MSCI EAFE Index Fund	10,024	636,123

TOTAL EXCHANGE TRADED FUNDS (Cost $640,429)		636,123

TOTAL INVESTMENTS - 97.9% (Cost $10,878,878)		11,101,388

OTHER ASSETS IN EXCESS OF
LIABILITIES - 2.1%		241,031

NET ASSETS - 100.0%		$11,342,419

* Non-income producing.
ADR American Depository Receipt
SP ADR Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities

April 30, 2011

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Assets
Investments, at value†	$14,136,651	$20,843,834	$8,012,301	$11,101,388
Cash	348,471	522,294	240,114	100,702
Foreign currency, at value††	—	—	156,063	331,525
Receivable for investments sold	1,325,676	1,209,717	1,511,747	2,694,066
Receivable for capital shares sold	679,909	725,852	234,892	416,548
Dividends and interest receivable	5,192	4,589	26,383	35,046
Receivable from Investment Adviser	21,113	573	19,377	2,857
Prepaid expenses and other assets	5,008	5,112	5,115	5,115

Total assets	16,522,020	23,311,971	10,205,992	14,687,247

Liabilities
Payable for investments purchased	2,171,513	2,488,428	2,030,311	3,298,286
Payable for distribution fees	1,947	3,192	1,314	1,799
Payable for transfer agent fees	7,501	7,488	3,610	3,612
Payable for administration and accounting. .	13,797	8,571	8,969	6,117
Payable for Trustees and Officers	2,547	2,586	1,100	1,167
Payable for custodian fees	10,648	5,017	9,557	3,739
Accrued expenses	29,262	32,087	27,851	30,108

Total liabilities	2,237,215	2,547,369	2,082,712	3,344,828

Net Assets	$14,284,805	$20,764,602	$8,123,280	$11,342,419

Net Assets Consisted of:
Capital stock, $0.01 par value	$12,059	$17,633	$7,365	$10,473
Paid-in capital	13,392,832	19,567,316	7,575,996	10,866,459
Accumulated net investment income	7,251	—	29,165	29,069
Accumulated net realized gain from investments and foreign currency transactions	42,261	12,109	166,331	211,906
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	830,402	1,167,544	344,423	224,512

Net Assets	$14,284,805	$20,764,602	$8,123,280	$11,342,419

Class A:
Net assets	$14,284,805	$20,764,602	$8,123,280	$11,342,419
Shares outstanding	1,205,948	1,763,286	736,508	1,047,265
Net asset value, offering and redemption price per share	$11.85	$11.78	$11.03	$10.83

† Investments, at cost	$13,306,249	$19,676,290	$7,669,216	$10,878,878

†† Foreign currency, at cost	$—	$—	$154,275	$328,739

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Operations

For the Period Ended April 30, 2011*

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Investment Income
Dividends	$35,276	$39,547	$63,229	$70,438
Less: foreign taxes withheld	(26)	—	(6,461)	(7,246)

Total investment income	35,250	39,547	56,768	63,192

Expenses
Advisory fees (Note 2)	16,988	26,024	14,261	17,593
Administration and accounting fees	39,980	27,798	29,926	22,031
Custodian transaction and out of pocket fees (Note 2)	23,688	10,830	18,712	8,371
Transfer agent fees (Note 2)	18,003	18,002	14,110	14,110
Audit fees	17,598	17,598	17,500	17,500
Printing and shareholder reporting fees	10,057	10,057	10,000	9,908
Legal fees	6,501	6,586	3,507	3,554
Trustees’ and officers’ fees	6,145	6,145	2,346	2,346
Distribution fees (Class A) (Note 2)	5,663	7,654	4,194	4,630
Registration and filing fees	864	939	758	758
Other expenses	2,454	2,355	2,145	2,000

Total expenses before waivers and reimbursements	147,941	133,988	117,459	102,801

Less: waivers and reimbursements (Note 2)	(119,622)	(92,651)	(94,839)	(75,978)

Net expenses after waivers and reimbursements	28,319	41,337	22,620	26,823

Net investment income	6,931	(1,790)	34,148	36,369

Net realized and unrealized gain (loss) from investments:
Net realized gain on investments	42,261	13,569	166,331	211,906
Net realized loss on foreign currency transactions	—	—	(5,174)	(7,359)
Net change in unrealized appreciation on investments	830,402	1,167,544	343,085	222,510
Net change in unrealized gain on foreign currency translations	—	—	1,338	2,002

Net realized and unrealized gain on investments	872,663	1,181,113	505,580	429,059

Net increase in net assets resulting from operations	$879,594	$1,179,323	$539,728	$465,428

*

Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2010.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
	For the Period Ended April 30, 2011*	For the Period Ended April 30, 2011*	For the Period Ended April 30, 2011*	For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income (loss)	$6,931	$(1,790)	$34,148	$36,369
Net realized gain from investments and foreign currency transactions	42,261	13,569	161,157	204,547
Net change in unrealized appreciation from investments and foreign currency transactions	830,402	1,167,544	344,423	224,512

Net increase in net assets resulting from operations	879,594	1,179,323	539,728	465,428

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	13,405,211	19,585,279	7,583,552	10,876,991

Total increase in net assets	14,284,805	20,764,602	8,123,280	11,342,419

Net assets
Beginning of period	—	—	—	—

End of period	$14,284,805	$20,764,602	$8,123,280	$11,342,419

Accumulated net investment income (loss), end of period	$7,251	$—	$29,165	$29,069

*

Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2010.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

For the Period Ended April 30, 2011

	Investment Activities
	Net Asset Value, Beginning of Period*	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Redemption Fees	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Formula Investing U.S. Value 1000 Fund Class A Shares
2011	$10.00	$0.02	$1.83	$1.85	$0.00(4)	$11.85	18.50%	$14,285	1.25%(5)	6.53%(5)	0.31%(5)	171%(6)

Formula Investing U.S. Value Select Fund Class A Shares
2011	$10.00	$(0.00)(4)	$1.78	$1.78	$0.00(4)	$11.78	17.80%	$20,765	1.35%(5)	4.38%(5)	(0.06)%(5)	174%(6)

Formula Investing International Value 400 Fund Class A Shares
2011	$10.00	$0.08	$0.95	$1.03	$0.00(4)	$11.03	10.30%	$8,123	1.35%(5)	7.00%(5)	2.04%(5)	147%(6)

Formula Investing International Value Select Fund Class A Shares
2011	$10.00	$0.07	$0.76	$0.83	$0.00(4)	$10.83	8.30%	$11,342	1.45%(5)	5.55%(5)	1.96%(5)	220%(6)

*

Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2010.

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(4)	Amount is less than $0.005 per share.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The Formula Investing Funds (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund commenced investment operations on November 3, 2010 and the Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced investment operations on December 17, 2010. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Funds. Each of the Funds offers separate classes of shares, Class A, Class C and Class I Shares. As of April 30, 2011, Class C and Class I Shares had not been issued.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Funds’ assets carried at fair value:

Funds	Total Value at 4/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Formula Investing U.S. Value 1000 Fund: Investments in Securities*	$14,136,651	$14,136,651	$—	$—

Formula Investing U.S. Value Select Fund: Investments in Securities*	$20,843,834	$20,843,834	$—	$—

Formula Investing International Value 400 Fund: Investments in Securities*	$8,012,301	$8,012,301	$—	$—

Formula Investing International Value Select Fund: Investments in Securities*	$11,101,388	$11,101,388	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations. For the period ended April 30, 2011, the Funds did not incur any other foreign currency gain or loss.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against a Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Both the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund invest in securities of foreign issuers, including American Depository Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which these two Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect both Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for both Funds is determined on the basis of U.S. dollars, both Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of both Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of both Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC. (“Gotham” or the “Adviser”), serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as investment adviser, Gotham is entitled to the following advisory fees, as a percentage of each Fund’s average daily net assets:

Annual Advisory Fee
Formula Investing U.S. Value 1000 Fund	0.75%
Formula Investing U.S. Value Select Fund	0.85%
Formula Investing International Value 400 Fund	0.85%
Formula Investing International Value Select Fund	0.95%

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed the amounts listed below (on an annual basis) of a Fund’s average daily net assets (each an “Expense Limitation”):

Formula Investing U.S. Value 1000 Fund	1.00%
Formula Investing U.S. Value Select Fund	1.10%
Formula Investing International Value 400 Fund	1.10%
Formula Investing International Value Select Fund	1.20%

Each Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for a Fund. Each class of shares of the Funds pays its respective pro-rates portion of the advisory fee payable by the Funds. For the period ended April 30, 2011, the Adviser accrued and waived fees of $16,988, $26,024, $14,261 and $17,593 and reimbursed fees of $80,227, $44,170, $54,872 and $32,633 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively. As of April 30, 2011, $21,113, $573, $19,377 and $2,857 was due from the Adviser for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

At April 30, 2011, the amount of potential recoupment by the Adviser was as follows:

Expiration April 30, 2014
Formula Investing U.S. Value 1000 Fund	$97,215
Formula Investing U.S. Value Select Fund	$70,194
Formula Investing International Value 400 Fund	$69,133
Formula Investing International Value Select Fund	$50,226

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $39,980, $27,798, $29,926 and $22,031 and waived fees totaling $12,426, $12,465, $13,049 and $13,101 for the Formula Investing U.S. Value 1000

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $18,003, $18,002, $14,110 and $14,110 and waived fees totaling $7,500, $7,500, $9,500 and $9,500 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

PFPC Trust Company (“PFPC Trust”), a member of BNY Mellon, provides certain custodial services to the Funds. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued custodian fees totaling $23,688, $10,830, $18,712 and $8,371 and waived fees totaling $2,481, $2,492, $3,157 and $3,151 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Funds. For the period ended April 30, 2011, the Underwriter received $247 in underwriting commissions and $2,625 in sales commission for the sale of the Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, each Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of each Fund’s Class A Shares. Pursuant to the Class C Shares plan, each Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 1.00% on an annualized basis of the average daily net assets of each Fund’s Class C Shares. This fee is broken down into a Rule 12b-1 distribution fee of 0.75% of average daily net assets and a shareholder service fee of 0.25% of average daily net assets. As of April 30, 2011, the Funds’ Class C Shares have not been offered.

The Trustees of the Trust who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees and Officers by the Funds during the period ended April 30, 2011 was $7,682. During the period there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

From the commencement of operations through April 30, 2011 (Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010; Formula Investing International Value

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2010), aggregate purchases and sales of investment securities (excluding short term investments) of the Funds were as follows:

	Purchases	Sales
Formula Investing U.S. Value 1000 Fund	$23,299,054	$10,034,658
Formula Investing U.S. Value Select Fund	33,880,175	14,217,454
Formula Investing International Value 400 Fund	14,884,465	7,381,451
Formula Investing International Value Select Fund	23,334,690	12,667,718

4. Capital Share Transactions

From the commencement of operations through April 30, 2011 (Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced operations on December 17, 2010), transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011
	Shares	Values
Formula Investing U.S. Value 1000 Fund
Class A Shares
Sales	1,213,873	$13,492,530
Redemption Fees*	—	882
Redemptions	(7,925)	(88,201)

Net increase	1,205,948	$13,405,211

Formula Investing U.S. Value Select Fund
Class A Shares
Sales	1,775,670	$19,722,741
Redemption Fees*	—	1,389
Redemptions	(12,384)	(138,851)

Net increase	1,763,286	$19,585,279

Formula Investing International Value 400 Fund
Class A Shares
Sales	752,435	$7,748,123
Redemption Fees*	—	616
Redemptions	(15,927)	(165,187)

Net increase	736,508	$7,583,552

Formula Investing International Value Select Fund
Class A Shares
Sales	1,073,477	$11,147,262
Redemption Fees*	—	1,134
Redemptions	(26,212)	(271,405)

Net increase	1,047,265	$10,876,991

* There is 1.00% redemption fee that may be charged on shares redeemed which have been held 90 days or less. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

As of April 30, 2011, the following two shareholders held, of record or beneficially, 10% or more of the outstanding shares of the Funds:

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of its Customers	37%	41%	39%	43%
Gotham Capital V LLC	17%	—	33%	—

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2011, primarily attributable to non-deductible expenses, net investment loss and gains and losses on foreign currency transactions, were reclassified among the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Increase/(Decrease) Additional Paid-in-Capital
Formula Investing U.S. Value 1000 Fund	$320	$—	$(320)
Formula Investing U.S. Value Select Fund	1,790	(1,460)	(330)
Formula Investing International Value 400 Fund	(4,983)	5,174	(191)
Formula Investing International Value Select Fund	(7,300)	7,359	(59)

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains
Formula Investing U.S. Value 1000 Fund	$ 50,799	$24
Formula Investing U.S. Value Select Fund	23,315	—
Formula Investing International Value 400 Fund	209,260	—
Formula Investing International Value Select Fund	265,847	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Formula Investing U.S. Value 1000 Fund	$13,307,560	$887,664	$(58,573)	$829,091
Formula Investing U.S. Value Select Fund	19,687,496	1,308,044	(151,706)	1,156,338
Formula Investing International Value 400 Fund	7,677,806	423,438	(88,943)	334,495
Formula Investing International Value Select Fund	10,896,391	416,285	(211,288)	204,997

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended April 30, 2011, the Funds deferred to May 1, 2011 post-October losses as follows:

Post-October Foreign Currency Losses
Formula Investing International Value 400 Fund	$3,583
Formula Investing International Value Select Fund	5,348

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has currently evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Concluded)

April 30, 2011

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FORMULA INVESTING FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Formula Investing Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund, and Formula Investing International Value Select Fund (collectively referred to as the “Formula Investing Funds” or the “Funds”) at April 30, 2011, and the results of each of their operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

FORMULA INVESTING FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders within 60 days of the Funds’ fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, none of the Funds paid any ordinary income dividends or long-term capital gain dividends to their shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

The Funds paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes Paid	Foreign Source Income
Formula Investing International Value 400 Fund	$4,564	$51,978
Formula Investing International Value Select Fund	5,886	62,591

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FORMULA INVESTING FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on September 24, 2010, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement between Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund (each a “Fund” and collectively, the “Funds”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Funds, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of a Fund, (iv) how the Adviser will manage the Funds including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information for similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service a Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. Representatives from the Adviser attended the meeting and answered questions from the Board.

The Trustees reviewed performance information for several composites versus their respective benchmarks. The Adviser explained that the separately managed accounts included within the composites are managed substantially similar to the Formula Investing U.S. Value Select Fund and the Formula Investing International Value Select Fund.

The Adviser provided information regarding its proposed advisory fees and an analysis of its fees in relation to the services to be provided to each Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from each Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Funds. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financial statements. The Trustees also reviewed information regarding the fees the Adviser charges to other clients and evaluated explanations provided by the Adviser as to differences in fees charged to the Funds and other similarly managed accounts. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees concluded

FORMULA INVESTING FUNDS

Other Information

(Unaudited)

that the advisory fees and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds.

The Trustees reviewed the services to be provided to each Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Funds are likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Funds, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of each Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of each Fund is reasonable, taking into account the projected growth and size of each Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for each Fund for the benefit of fund shareholders, but the fee structure for each Fund did not currently include breakpoint reductions as asset levels increased.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement.

FORMULA INVESTING FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

FORMULA INVESTING FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

1Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

FORMULA INVESTING FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDANT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 Portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

FORMULA INVESTING FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

Investment Adviser

Gotham Asset Management, LLC

50 Tice Boulevard

Woodcliff Lake, NJ 07677

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

PFPC Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Lateef Fund Shareholder:

Despite the monumental political events and natural disasters of the last ninety days, the market as represented by the S&P 500, demonstrated significant resilience, rising 5.9% in the first quarter 2011, and extended its rally from the second half of 2010. The market responded to a robust earnings season as well as an economy that continues to improve, while shaking off the tragedies in Japan and New Zealand and instability in the Middle East. Our thoughts and prayers are with the many affected in these geographies.

While destabilizing macro events can have short-term impacts on the stock market, over time, the market tends to reflect the earnings growth and cash generating capability of the underlying companies. The chart below highlights the growth in the value of the S&P 500 index versus its operating earnings growth since 1950, overlaid with annotations of negative macro events. We believe that the market digests these macro events, and then re-focuses on earnings, the core driver of value. The market is resilient and benefits from the regenerative entrepreneurial spirit of a free market.

S&P 500 Index (blue) vs. Operating Earnings (red)

(log scale)

Source: Strategas

Our Fund performance leaders in the first quarter were Teradata, Suncor and EMC.

Teradata (TDC) rose 23% this quarter after generating strong earnings and guiding 2011 earnings above consensus. Teradata’s core market of data analytics continues to be a high priority for corporate information technology spending.

Suncor (SU) increased 17% in Q1, driven by rising oil prices. For the quarter, a barrel of oil increased 17%, and was 27% higher than a year earlier. Driving oil prices higher were changing political dynamics in the Middle East and expectations

1

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

of higher demand from economic growth. We believe that the value of Suncor’s Canadian-based production footprint increases in value as uncertainties of supply from Middle Eastern and other developing market sources arise.

EMC (EMC) rose 16% as the company announced strong earnings and provided longer-term double-digit revenue and EPS growth at its investor day in February. EMC is at the center of several information technology spending trends, including cloud computing and virtualization, while expanding into adjacencies such as big data and low-end storage. EMC also pledged to continue using its ample free cash flow to repurchase shares.

Our Fund performance laggards during the quarter included Expeditors International (EXPD), C.H. Robinson (CHRW), and Aflac (AFL).

Expeditors and C.H. Robinson declined 8% and 7% respectively. While both companies reported strong Q4 earnings, they did not surpass expectations which were elevated after Expeditors and C.H. Robinson appreciated 58% and 39% during 2010. We reduced our weights in each last year when they approached our estimate of fair value and we are positioned to increase our weight should they decline below our price limits.

Aflac was weak in the quarter in reaction to concerns from the Japanese earthquake and tsunami as Aflac derives about 75% of revenues from Japan. Subsequent to quarter-end, we sold our position after we learned at Aflac’s May investor day that earnings growth would fall below our expectations due to Aflac restructuring its investment portfolio, suspending its planned share buybacks and shifting its product mix toward more competitive markets which will negatively impact margins.

During the quarter we sold Colgate (CL). We believe the risks of achieving the company’s guidance of mid-single digit earnings growth this year, and double-digit longer-term, have increased with heightened promotional activity by competitors limiting pricing flexibility, and with commodity cost increases further pressuring margins. Our original investment rationale expected mid-single digit volume growth, which Colgate has only achieved in one quarter out of the last two years despite its dominant market share in developing countries with low oral care penetration.

In March 2011, Warren Buffett remarked in a CNBC interview that “we (our country with its current deficit that is 10% of gross domestic product (GDP) and the highest since World War II) are following policies that will lead to lots of inflation down the road unless changes are made...there is no way you can run the kind of deficits we’re running and following other policies, and this is true around the world, without it being enormously inflationary.”

We believe most of the Fund’s holdings will be net beneficiaries in an inflationary environment. One of our longstanding criteria for evaluating companies is pricing power. Pricing power reflects the quality, utility and uniqueness of a company’s product or service. We become concerned when promotional activity accelerates, especially in tandem with inflating commodity costs, as is occurring with Colgate, which threatens earnings. We want to partner with companies who will not be victims of inflationary forces but have a competitive advantage that will allow them to sustain their earnings power.

During the first quarter, we visited with 70% of the Fund companies as well as many other candidates. In our opinion, research confirms that the Fund’s companies’ competitive advantages are growing, intrinsic values are rising and pricing power remains intact. Our travels included headquarter visits with Express Scripts, Rockwell Collins, Robert Half, EMC and State Street, as well as separate meetings with Scripps Network Interactive, AMG, Visa, ADP, Accenture, Qualcomm, Teradata, and Colgate.

2

LATEEF FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2011

(Unaudited)

We believe the Fund’s portfolio of stocks offers the unique combination of quality and value.

•	The Fund’s portfolio earnings per share (EPS) growth has more than doubled the S&P 500’s cumulative growth in the last 7 years.

•	Consensus earnings estimates for the Fund portfolio indicate expected growth of 22% in 2011 vs. 14% for the S&P 500.

•	The two-year compound growth in earnings from 2010-2012, according to Bloomberg consensus estimates, is 19% for the Fund and 14% for the S&P 500.

•	The Fund’s free cash flow yield of 5.5% is attractive, especially versus U.S. Treasury yields of 3.5%. Further we believe the free cash flow of our Fund companies will increase over time.

•	We believe the Fund offers significant upside potential appreciation to our conservative estimate of intrinsic value.

•	All Fund holdings generate positive free cash flow.

•	Over 80% of the Fund holdings will earn more in 2011 than in 2008, the previous peak earnings cycle.

•	Excluding our financial positions, over 75% of Fund holdings have positive net cash on their balance sheets.

•	The Fund’s return on equity (ROE) of 25% exceeds the S&P 500, which is less than 20%.

The Fund was up 5.73% for the quarter ended 3/31/11 versus 5.92% for the S&P 500. In April 2011, the Fund increased 3.33% for the month and 9.25% year to date versus 2.96% and 9.06% for the S&P 500 respectively. The annualized, since inception (September 2007) return through 4/30/11 for the Fund was 2.33% versus the S&P 500’s -0.03%(1).

Thank you for your trust and confidence, and as always, please feel free to contact us with any additional questions or comments.

Sincerely,

Lateef Investment Management

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

(1)

For purposes of this letter, we utilize the investment returns for the Lateef Fund Institutional Class I shares (ticker: LIMIX). Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition may change at any time and there is no guarantee that any stocks mentioned will be successful. Visit www.lateef.com to see the Fund’s most recently published top 10 holdings list.

3

LATEEF FUND

Annual Report

Fund Performance

April 30, 2011

(Unaudited)

Comparison of Change in Account Values in Lateef Fund’s Class A and Class C Shares vs. Russell 3000® Index and S&P 500® Index

Comparison of Change in Account Values in Lateef Fund’s Class I Shares vs. Russell 3000® Index and S&P 500® Index

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4

LATEEF FUND

Annual Report

Fund Performance (Continued)

April 30, 2011

(Unaudited)

Average Annual Total Returns For the Years Ended April 30, 2011

	1 Year	3 Years	Since Inception*
Class A Shares (without sales charge)	18.63%	4.76%	2.04%
Class A Shares (with sales charge)	12.67%	2.99%	0.60%
Class C Shares	17.81%	3.93%	1.21%
Class I Shares	19.06%	5.07%	2.33%
Russell 3000® Index	18.35%	2.75%	0.77%**
S&P 500® Index	17.22%	1.73%	-0.03%**

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 1.93% and 1.24% for Class A Shares, 2.68% and 1.99% for Class C Shares and 1.68% and 0.99% for Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Effective September 1, 2010, Lateef Investment Management, L.P. (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by the lesser of (i) 0.25% of average daily net assets (25 basis points), or (ii) an amount necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 1.24%, 1.99% and 0.99% of average daily net assets (the “Expense Limitation”) for the Class A, Class C and Class I Shares, respectively. The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

5

LATEEF FUND

Annual Report

Fund Performance (Concluded)

April 30, 2011

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

6

LATEEF FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2010 through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

LATEEF FUND

Fund Expense Disclosure (Concluded)

April 30, 2011

(Unaudited)

	Lateef Fund
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,144.70	$ 6.59
Hypothetical (5% return before expenses)	1,000.00	1,018.57	6.23

Class C Shares
Actual	$1,000.00	$1,140.80	$10.56
Hypothetical (5% return before expenses)	1,000.00	1,014.80	9.99

Class I Shares
Actual	$1,000.00	$1,146.60	$ 5.27
Hypothetical (5% return before expenses)	1,000.00	1,019.82	4.97

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2011 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 14.47%, 14.08%, and 14.66% for Class A, Class C, and Class I Shares, respectively.

8

LATEEF FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Services	23.4%	$59,439,759
Computers	17.1	43,440,803
Insurance	11.4	29,086,003
Oil & Gas	6.9	17,531,480
Telecommunications	6.9	17,471,649
Aerospace & Defense	6.4	16,173,477
Media	4.6	11,661,388
Pharmaceuticals	4.7	11,838,800
Diversified Financial Services	4.5	11,421,112
Transportation	3.1	7,999,955
Put Options	0.0	6,120
Other Assets In Excess of Liabilities	11.0	27,862,333

NET ASSETS	100.0%	$253,932,879

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

LATEEF FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 89.0%
Aerospace & Defense — 6.4%
Rockwell Collins, Inc.	256,315	$16,173,477

Commercial Services — 23.4%
Accenture PLC, Class A	313,520	17,911,398
MasterCard, Inc., Class A	45,337	12,508,025
Robert Half International, Inc.	558,714	16,945,796
Visa, Inc., Class A	154,564	12,074,540

		59,439,759

Computers — 17.1%
Apple, Inc.*	34,000	11,839,820
EMC Corp.*	437,807	12,407,450
Teradata Corp.*	343,232	19,193,533

		43,440,803

Diversified Financial Services — 4.5%
Affiliated Managers Group, Inc.*	104,704	11,421,112

Insurance — 11.4%
Aflac, Inc.	317,263	17,827,008
Berkshire Hathaway Inc., Class B*	135,162	11,258,995

		29,086,003

Media — 4.6%
Scripps Networks Interactive, Inc., Class A	226,787	11,661,388

Oil & Gas — 6.9%
Suncor Energy, Inc.	380,788	17,531,480

Pharmaceuticals — 4.7%
Express Scripts, Inc.*	208,650	11,838,800

Telecommunications — 6.9%
QUALCOMM, Inc.	307,383	17,471,649

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — 3.1%
C.H. Robinson Worldwide, Inc.	38,775	$3,108,980
Expeditors International of Washington, Inc.	90,123	4,890,975

		7,999,955

TOTAL COMMON STOCKS (Cost $173,068,279)		226,064,426

	Contracts
OUTSTANDING OPTIONS PURCHASED — 0.0%
Put Options — 0.0%
Teradata, Corp. Expires 11/05/21 Strike Price $45	408	6,120

TOTAL OUTSTANDING OPTIONS PURCHASED (Cost $25,848)		6,120

TOTAL INVESTMENTS — 89.0% (Cost $173,094,127)		226,070,546

OTHER ASSETS IN EXCESS OF LIABILITIES — 11.0%		27,862,333

NET ASSETS — 100.0%		$253,932,879

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

10

LATEEF FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $173,094,127)	$ 226,070,546
Cash	27,659,155
Receivable for capital shares sold	498,527
Dividends and interest receivable	148,235
Prepaid expenses and other assets	21,918

Total assets	254,398,381

Liabilities
Payable for capital shares redeemed	129,552
Payable to Adviser	144,694
Payable for transfer agent fees	38,192
Payable for administration and accounting fees	37,079
Payable for printing fees	34,598
Payable for distribution fees	30,828
Payable for audit fees	24,803
Payable for legal fees	6,875
Payable for shareholder services fees	5,731
Payable for custodian fees	4,570
Payable for Trustees and Officers	3,273
Accrued expenses	5,307

Total liabilities	465,502

Net Assets	$253,932,879

Net Assets Consisted of:
Capital stock, $0.01 par value	$235,335
Paid-in capital	226,693,056
Accumulated net realized loss from investments and written options	(25,971,931)
Net unrealized appreciation on investments	52,976,419

Net Assets	$253,932,879

Class A:
Net asset value, offering and redemption price per share ($68,230,476 / 6,339,198)	$10.76

Maximum offering price per share (100/95 of $10.76)	$11.33

Class C:
Net asset value, offering and redemption price per share ($28,086,113 / 2,687,961)	$10.45

Class I:
Net asset value, offering and redemption price per share ($157,616,290 / 14,506,355)	$10.87

The accompanying notes are an integral part of the financial statements.

11

LATEEF FUND

Statement of Operations

For the Year Ended April 30, 2011

Investment Income
Dividends	$ 1,651,724
Less: foreign taxes withheld	(18,624)
Interest	8,640

Total investment income	1,641,740

Expenses
Advisory fees (Note 2)	1,766,357
Distribution fees (Class C) (Note 2)	190,450
Transfer agent fees (Note 2)	174,567
Administration and accounting fees (Note 2)	174,088
Distribution fees (Class A) (Note 2)	128,494
Shareholder servicing fees (Class C) (Note 2)	63,483
Printing and shareholder reporting fees	56,226
Registration and filing fees	47,096
Trustees’ and officers’ fees	37,908
Audit fees	25,036
Legal fees	19,256
Custodian transaction and out of pocket fees (Note 2)	17,150
Other expenses	51,417

Total expenses before waivers and reimbursements	2,751,528

Less: waivers and reimbursements (Note 2)	(498,908)

Net expenses after waivers and reimbursements	2,252,620

Net investment loss	(610,880)

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(1,596,414)
Net realized gain from written options*	107,085
Net change in unrealized appreciation on investments	35,850,299
Net change in unrealized appreciation on written options*	47,041
Net change in unrealized depreciation of purchased options*	(19,728)

Net realized and unrealized gain from investments	34,388,283

Net increase in net assets resulting from operations	$ 33,777,403

*	The primary risk exposure is equity contracts (See Note 1).

The accompanying notes are an integral part of the financial statements.

12

LATEEF FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

Increase in net assets from operations:
Net investment loss	$(610,880)	$(701,752)
Net realized loss from investments and written options	(1,489,329)	(3,724,456)
Net change in unrealized appreciation from investments,written and purchased options	35,877,612	32,160,810

Net increase in net assets resulting from operations	33,777,403	27,734,602

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	72,608,434	45,307,666

Total increase in net assets	106,385,837	73,042,268

Net assets
Beginning of year	147,547,042	74,504,774

End of year	$253,932,879	$147,547,042

The accompanying notes are an integral part of the financial statements.

13

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.07		$6.91		$9.36		$10.00
Net investment loss	(0.04	)(1)	(0.05	)(1)	(0.08	)(1)	(0.01)
Net realized and unrealized gain/loss on investments	1.73	(1)	2.21	(1)	(2.37	)(1)	(0.63)

Net increase (decrease) in net assets resulting from operations	1.69		2.16		(2.45)		(0.64)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—	(2)

Net asset value, end of period	$10.76		$9.07		$6.91		$9.36

Total investment return(3)	18.63%		31.26%		(26.18)%		(6.37)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,230		$46,570		$34,955		$46,944
Ratio of expenses to average net assets	1.30%		1.76%		2.06%		2.05	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.59%		1.93%		—%		—%
Ratio of net investment (loss) to average net assets	(0.38)%		(0.60)%		(1.02)%		(0.23	)%(4)
Portfolio turnover rate	31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008

Per Share Operating Performance
Net asset value, beginning of period	$8.87		$6.81		$9.31		$10.00
Net investment loss	(0.10	)(1)	(0.11	)(1)	(0.13	)(1)	(0.06)
Net realized and unrealized gain/loss on investments	1.68	(1)	2.17	(1)	(2.37	)(1)	(0.63)

Net increase (decrease) in net assets resulting from operations	1.58		2.06		(2.50)		(0.69)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—	(2)

Net asset value, end of period	$10.45		$8.87		$6.81		$9.31

Total investment return(3)	17.81%		30.25%		(26.85)%		(6.90)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,086		$26,081		$18,042		$27,167
Ratio of expenses to average net assets	2.05%		2.51%		2.81%		2.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.34%		2.68%		—%		—%
Ratio of net investment income (loss) to average net assets	(1.13)%		(1.35)%		(1.77)%		(0.98	)%(4)
Portfolio turnover rate	31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.13		$6.94		$9.37		$10.00

Net investment income/loss	(0.01	)(1)	(0.03	)(1)	(0.06	)(1)	—	(2)
Net realized and unrealized gain/loss on investments	1.75	(1)	2.22	(1)	(2.37	)(1)	(0.62)

Net increase (decrease) in net assets resulting from operations	1.74		2.19		(2.43)		(0.62)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		(0.01)

Net asset value, end of year	$10.87		$9.13		$6.94		$9.37

Total investment return(3)	19.06%		31.56%		(25.93)%		(6.23)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157,616		$74,896		$21,508		$26,556
Ratio of expenses to average net assets	1.05%		1.48%		1.81%		1.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.34%		1.68%		—%		—%
Ratio of net investment income (loss) to average net assets	(0.13)%		(0.35)%		(0.77)%		—	%(4)
Portfolio turnover rate	31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

LATEEF FUND

Notes to Financial Statements

April 30, 2011

1.	Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares made on or after October 10, 2008. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, BNY Mellon Distributors Inc., (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

17

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$226,070,546	$226,064,426	$6,120	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily

18

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

OPTIONS — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy put and call options and write covered call and secured put options, all to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

During the year ended April 30, 2011, the Fund entered into 1,087 written options contracts. The Fund had no open written options contracts at the end of the year.

19

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

The Fund had transactions in written options for the year ended April 30, 2011 as follows:

	Number of Contracts	Premium
Outstanding, April 30, 2010	480	$87,359
Call Options Written	387	125,692
Put Options Written	700	67,899
Call Options Closed	(480)	(87,359)
Put Options Expired	(700)	(67,899)
Call Options Exercised	(387)	(125,692)

Outstanding, April 30, 2011	—	$—

2.	Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. Effective September 1, 2010, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination. From September 1, 2009 through August 31, 2010, the Adviser had contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by the lesser of (i) 0.25% (25 basis points) of average daily net assets, or (ii) an amount necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses”, and brokerage commissions, do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

As of April 30, 2011, investment advisory fees payable to the Adviser were $144,694. For the year ended April 30, 2011, the Adviser waived fees of $498,908.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $174,088.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $174,567.

20

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, the Custodian accrued fees totaling $17,150.

BNY Mellon Distributors Inc., provides principal underwriting services to the Fund. For the year ended April 30, 2011, the Underwriter received $10,237 in underwriter commissions and $122,495 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement dated July 1, 2010. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2011 was $23,839. During the period, there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3.	Investment in Securities

For the year ended April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$106,072,050	$50,667,305

4.	Capital Share Transactions

For the year ended April 30, 2011 and the year ended April 30, 2010, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010
	Shares	Value	Shares	Value

Class A Shares
Sales	3,072,895	$29,564,837	1,825,122	$15,141,163
Redemption Fees*	—	8,237	—	3,947
Redemptions	(1,868,788)	(17,327,662)	(1,745,301)	(14,323,384)

Net Increase	1,204,107	$12,245,412	79,821	$821,726

21

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010
	Shares	Value	Shares	Value

Class C Shares
Sales	648,478	$6,123,095	845,049	$6,912,899
Redemption Fees*	—	4,224	—	2,065
Redemptions	(901,644)	(8,275,994)	(552,344)	(4,378,923)

Net Increase (Decrease)	(253,166)	$(2,148,675)	292,705	$2,536,041

Class I Shares
Sales	7,849,916	$77,187,874	6,310,195	$51,921,609
Redemption Fees*	—	15,053	—	3,972
Redemptions	(1,548,239)	(14,691,230)	(1,203,471)	(9,975,682)

Net Increase	6,301,677	$62,511,697	5,106,724	$41,949,899

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less (prior to September 1, 2009; 120 days or less). The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

As of April 30, 2011, the following one shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers (29%).

5.	Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2011, these adjustments were to increase undistributed net investment income/(loss) and decrease paid-in-capital by $610,880 due to the write-off of current year net investment loss. Net investment income, net realized gains and net assets were not affected by these adjustments.

As of April 30, 2011, there were no distributable earnings on a tax basis. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

22

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

As of April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$173,094,127

Gross unrealized appreciation	$53,226,670
Gross unrealized depreciation	(250,251)

Net unrealized appreciation	$52,976,419

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any capital losses after October 31, 2010.

As of April 30, 2011, the Fund had a capital loss carryforward of $25,971,931. If not utilized against future capital gains, $9,453,602, $15,029,000 and $1,489,329 of this capital loss carryforward will expire in 2017, 2018 and 2019, respectively.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after

23

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2011

December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

LATEEF FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Lateef Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lateef Fund (the “Fund”) at April 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

25

LATEEF FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on March 23-24, 2011, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Lateef Investment Management, L.P. (the “Adviser” or “Lateef”) and FundVantage Trust (the “Trust”) on behalf of the Lateef Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser manages the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information of similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

The Trustees reviewed the historical performance charts and a comparison to relevant Morningstar peer comparative ratings for the one-year, three-year and since inception periods as of December 31, 2010. The Trustees considered the short-term and long-term performance of the Fund. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the applicable Morning-star peer group ratings.

27

LATEEF FUND

Other Information (Concluded)

(Unaudited)

A representative from Lateef attended the meeting in person and discussed Lateef’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Adviser provided information regarding its advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financials, including its balance sheet. The Trustees also considered that the Adviser charges the same fees to its separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the continuation of the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the continuation of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the continuation of the Agreement.

28

LATEEF FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

29

LATEEF FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

[1]

Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

30

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

31

LATEEF FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

32

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 100

Greenbrae, CA 94904

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund. Shares of the Lateef Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2011 (Unaudited)

Dear Shareholder:

U.S. Economy

During the last nine months, the overall economy and financial markets continued to recover strongly. However, near the end of the first quarter of 2011, economic releases were lower than expectations and the retracement was reflected in the markets.

Hawaii Economy

The Hawaii economy also continues to improve, assisted by visitor arrivals from non-US and non-Japan residents. The economic struggles across the US were less severe and the unemployment rate hovered slightly under 6.5%. Increased arrivals are expected in the upcoming year but we expect growth to taper as effects play out from the tragedy in Japan.

Municipal Market and Fund Performance

During the nine months ending April 30, 2011, the municipal market experienced some volatility due to negative headline news, fund redemptions and large amounts of new issuance related to the expiration of the Build America Bond program. However, diminished issuance in 2011, state and local government efforts to resolve budgetary challenges and attractive municipal yields relative to Treasuries led municipal yields to fall again. The very low Fed Funds target rate of 0.25% continued to spur a return of risk appetite. Over the nine month period, 2 year municipal rates increased from 0.38% to 0.57%, while 30 year municipal rates increased from 5.11% to 5.38%.

The Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of 0.45% for the period ending April 30, 2011. The Pacific Capital Tax-Free Securities Fund had a total return, of 0.89% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. The Barclays Hawaii 3 Year Index had a total return of 0.53% for the nine month period ending April 30, 2011 and the Barclays Hawaii Muni index had a total return of 0.30% for the same period.

Outlook and Strategy

The substantial monetary and fiscal stimulus that was put into place at the peak of the financial crisis successfully stabilized the economy and even led to the start of the recovery. An important factor we will be monitoring going forward is whether the economy can continue to grow on its own as the effects of the stimulus wear off.

In managing the Pacific Capital Tax-Free Short Intermediate Securities Fund and the Pacific Capital Tax-Free Securities Fund (each a “Fund” and collectively, the “Funds”), we keep in mind each Fund’s goal of seeking high current income that is exempt from federal and Hawaii income tax. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance.

Asset Management Group of Bank of Hawaii’s (“AMG”) comments reflect the investment adviser’s views generally regarding the market and economy and are compiled from AMG’s research. These comments reflect opinions as of the date written and are subject to change.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Fund Performance Review

April 30, 2011 (Unaudited)

Credit Quality as of April 30, 2011

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use Standard & Poor’s or Fitch. The ratings represent the credit quality of the underlying securities and not that of the Fund. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•Top-down macroeconomic analysis of interest rate trends

•Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

• As of April 30, 2011, AMG manages $1.9 billion in mutual fund assets. In addition, AMG personnel also manage approximately $2.2 billion in assets on behalf of Bank of Hawaii clients.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Fund Performance Review (Continued)

April 30, 2011 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the nine month period ending April 30, 2011, the Fund gained 0.89%, outperforming its benchmark, the Barclays Capital Hawaii Municipal Index, which returned 0.30%. The municipal sector experienced a strong rally over the past quarter, rewarding higher credit quality bonds. This added to performance for the Fund which looks to maintain a high credit quality in the portfolio.

What major changes have occurred in the portfolio during the period covered by the report?

Redemptions have slowed but still continue in the Fund. We looked to maintain the slightly short duration and purchase bonds with available cash at a reasonable risk return balance.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the growth prospects for the economy. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Fund Performance Review (Concluded)

April 30, 2011 (Unaudited)

Growth of $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the Class Y shares of the Fund versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Total Returns as of April 30, 2011
	Average Annual
	Nine Months*	1 Year	3 Year	5 Year	10 Year
Class Y Shares	0.89%	2.89%	3.74%	3.81%	4.15%
Barclays Capital Municipal Hawaii Bond Index	0.30%	2.66%	5.04%	4.81%	4.93%
*	Not Annualized

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. To obtain performance information current to the most recent month end, please call 1-800-272-7262.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares are 0.29% and 0.09%, respectively, as disclosed in the Funds’ prospectus dated November 30, 2010. The Adviser has contractually agreed to waive its Advisory fees until November 30, 2012. Additional information pertaining to the Fund’s expense ratio for the nine months ended April 30, 2011 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Municipal Hawaii Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by BNY Mellon Distributors Inc. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Performance Review

April 30, 2011 (Unaudited)

Credit Quality as of April 30, 2011

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use Standard & Poor’s or Fitch. The ratings represent the credit quality of the underlying securities and not that of the Fund. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•Top-down macroeconomic analysis of interest rate trends

•Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

• As of April 30, 2011, AMG manages $1.9 billion in mutual fund assets. In addition, AMG personnel also manage approximately $2.2 billion in assets on behalf of Bank of Hawaii clients.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Performance Review (Continued)

April 30, 2011 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the nine month period ending April 30, 2011, the Fund gained 0.45%, in line with its benchmark, the Barclays Capital Municipal Hawaii 3-Year Bond Index, which returned 0.53%. The municipal sector experienced a strong rally over the past quarter, rewarding higher credit quality bonds. This added to performance for the Fund which looks to maintain a high credit quality in the portfolio.

What major changes have occurred in the portfolio during the period covered by the report?

Redemptions in the Fund have slowed. We looked to maintain the duration and purchase bonds with a reasonable risk return balance.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the growth prospects for the economy. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Performance Review (Concluded)

April 30, 2011 (Unaudited)

Growth of $10,000 Investment

The hypothetical $10,000 investment graph above represents a comparison of the performance of the Class Y shares of the Fund versus a similar investment in the Fund’s benchmark. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Total Returns as of April 30, 2011
	Average Annual
	Nine Months*	1 Year	3 Year	5 Year	10 Year
Class Y Shares	0.45%	1.42%	2.31%	2.96%	2.91%
Barclays Capital Municipal Hawaii 3-Year Bond Index	0.53%	1.96%	3.94%	4.35%	3.80%
*	Not Annualized

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call 1-800-272-7262.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares are 0.43% and 0.23%, respectively, as disclosed in the Funds’ prospectus dated November 30, 2010. The Adviser has contractually agreed to waive its Advisory fees until November 30, 2012. Additional information pertaining to the Fund’s expense ratio for the nine months ended April 30, 2011 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower. The performance of the Fund is measured against the Barclays Capital Municipal Hawaii 3-Year Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by BNY Mellon Distributors Inc. The Asset Management Group of Bank of Hawaii is investment adviser to the Fund and receives a fee for its services.

7

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2011

(Unaudited)

Expense Examples

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure(Concluded)

April 30, 2011

(Unaudited)

		Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10–4/30/11	Expense Ratio During Period** 11/1/10–4/30/11
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$ 993.90	$0.74	0.15%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.04	0.75	0.15
Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,002.80	$1.69	0.34%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.09	1.71	0.34

*

Expenses are equal to the average account value times a Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

**	Annualized.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2011

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS (98.9)%
Arizona (3.2)%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 0.00%, 07/01/31, NATL-RE, FGIC	7,255,000	6,647,539

California (0.8)%
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27 (a), AGM- CR, FGIC	5,000,000	1,667,750

Florida (2.1)%
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	3,725,000	4,355,344

Georgia (4.4)%
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series P, 6.25%, 07/01/11, AMBAC	1,440,000	1,453,219
Municipal Electric Authority Power Revenue, Series W, ETM, 6.60%, 01/01/18, NATL-RE, IBC, BNYM	390,000	498,787
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, NATL-RE, IBC, BNYM	6,350,000	7,270,623

		9,222,629

Hawaii (72.7)%
Hawaii County GO, Series A, 5.60%, 05/01/13, NATL-RE, FGIC	605,000	661,888

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series A, 5.25%, 07/15/17	1,655,000	1,942,738
Hawaii County GO, Series A, 5.25%, 07/15/23, Callable 07/15/14 @ 100, NATL- RE	595,000	644,766
Hawaii County GO, Series A, 6.00%, 07/15/26, Callable 07/15/18 @ 100	1,655,000	1,881,172
Hawaii County GO, Series A, 4.00%, 03/01/28, Callable 03/01/20 @ 100	2,470,000	2,445,992
Hawaii State Airports System Revenue, AMT, 5.63%, 07/01/18, Callable 07/01/11 @ 100, NATL-RE, FGIC	3,000,000	3,013,410
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12, NATL-RE, IBC	6,660,000	6,904,156
Hawaii State Airports System Revenue, Series A, 5.00%, 07/01/22, Callable 07/01/20 @ 100	1,000,000	1,055,580
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., AMT, 5.70%, 07/01/20, Callable 09/07/10 @ 101, AMBAC	3,000,000	2,987,070

The accompanying notes are an integral part of the financial statements.

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., Series A, 5.50%, 12/01/14, Callable 09/07/10 @ 101, AMBAC	2,000,000	2,005,300
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., Series A, AMT, 5.65%, 10/01/27, Callable 10/01/12 @ 101, NATL- RE	3,000,000	2,773,290
Hawaii State Department of Hawaiian Home Lands Revenue, 4.50%, 04/01/13	500,000	521,270
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/16	500,000	540,565
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	826,646
Hawaii State GO, Series BZ, 6.00%, 10/01/12, FGIC- TCRS	2,000,000	2,151,800
Hawaii State GO, Series CH, 4.75%, 11/01/13, NATL-RE, IBC	1,435,000	1,572,688
Hawaii State GO, Series CM, 6.50%, 12/01/13, NATL-RE, FGIC	5,000,000	5,706,950
Hawaii State GO, Series CY, 5.75%, 02/01/15, AGM	650,000	750,392

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DB, ETM, 5.00%, 09/01/12, NATL-RE	505,000	536,083
Hawaii State GO, Series DB, Unrefunded Portion, 5.00%, 09/01/12, NATL- RE	2,020,000	2,138,210
Hawaii State GO, Series DD, 5.00%, 05/01/17, Callable 05/01/14 @ 100, NATL- RE	1,000,000	1,094,320
Hawaii State GO, Series DD, 5.00%, 05/01/18, Prerefunded 05/01/14 @ 100, NATL- RE	2,680,000	3,007,844
Hawaii State GO, Series DD, Unrefunded Portion, 5.00%, 05/01/18, Callable 05/01/14 @ 100, NATL- RE	1,560,000	1,698,575
Hawaii State GO, Series DI, 5.00%, 03/01/26, Callable 03/01/16 @ 100, AGM	1,000,000	1,054,650
Hawaii State GO, Series DJ, 5.00%, 04/01/19, Callable 04/01/17 @ 100, AMBAC	1,000,000	1,129,470
Hawaii State GO, Series DJ, 5.00%, 04/01/22, Callable 04/01/17 @ 100, AMBAC	875,000	956,200
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,652,320
Hawaii State GO, Series DK, 5.00%, 05/01/28, Callable 05/01/18 @ 100	3,000,000	3,183,270
Hawaii State GO, Series DQ, 5.00%, 06/01/23, Callable 06/01/19 @ 100	3,000,000	3,327,450

The accompanying notes are an integral part of the financial statements.

11

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DT, 5.00%, 11/01/15	1,500,000	1,722,300
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,800,000	2,093,760
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,483,420
Hawaii State Harbor System Revenue, Series A, 5.63%, 07/01/40, Callable 07/01/20 @ 100	3,000,000	3,011,460
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, AGM	1,105,000	1,193,864
Hawaii State Harbor System Revenue, Series B, AMT, 5.50%, 07/01/19, Callable 07/01/12 @ 100, AMBAC	1,500,000	1,526,325
Hawaii State Housing Finance & Development Corp., Single Family Mortgage Purpose Revenue, Series A, AMT, 5.40%, 07/01/29, Callable 09/07/10 @ 100, FNMA	1,565,000	1,565,157
Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 07/01/18, Callable 07/01/14 @ 100, NATL-RE, FGIC	1,000,000	1,066,630
Honolulu City & County Board of Water Supply System Revenue, Series A, 4.50%, 07/01/23, Callable 07/01/16 @ 100, NATL- RE	1,500,000	1,571,610

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, 5.25%, 07/01/17, Callable 07/01/16 @ 100, NATL- RE	1,300,000	1,427,036
Honolulu City & County GO, ETM, 6.00%, 12/01/11, FGIC-TCRS	2,320,000	2,396,606
Honolulu City & County GO, Series A, 5.00%, 04/01/18	5,000,000	5,854,150
Honolulu City & County GO, Series A, 5.00%, 07/01/19, Callable 07/01/15 @ 100, NATL-RE	6,250,000	6,894,500
Honolulu City & County GO, Series A, 5.00%, 07/01/21, Callable 07/01/17 @ 100, AGM	4,000,000	4,397,040
Honolulu City & County GO, Series A, 5.00%, 04/01/24, Callable 04/01/19 @ 100	1,110,000	1,215,295
Honolulu City & County GO, Series A, 5.00%, 07/01/26, Callable 07/01/15 @ 100, NATL-RE	5,000,000	5,189,550
Honolulu City & County GO, Series A, 5.00%, 07/01/27, Callable 07/01/15 @ 100, NATL-RE	3,150,000	3,254,769
Honolulu City & County GO, Series A, 5.00%, 07/01/28, Callable 07/01/15 @ 100, NATL-RE	1,275,000	1,312,498

The accompanying notes are an integral part of the financial statements.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 5.00%, 07/01/29, Callable 07/01/15 @ 100, NATL-RE	2,000,000	2,050,380
Honolulu City & County GO, Series A, ETM, 5.75%, 04/01/13, FGIC- TCRS	850,000	934,473
Honolulu City & County GO, Series A, Unrefunded Portion, 5.75%, 04/01/12, FGIC-TCRS	1,865,000	1,956,068
Honolulu City & County GO, Series A, Unrefunded Portion, 5.75%, 04/01/13, FGIC-TCRS	3,345,000	3,657,925
Honolulu City & County GO, Series B, ETM, 5.25%, 10/01/12	200,000	213,784
Honolulu City & County GO, Series B, ETM, 5.00%, 10/01/13	630,000	696,496
Honolulu City & County GO, Series B, Unrefunded Portion, 5.25%, 10/01/12, FGIC-TCRS	640,000	681,856
Honolulu City & County GO, Series D, 5.00%, 07/01/20, Callable 07/01/15 @ 100, NATL-RE	2,000,000	2,180,540
Honolulu City & County GO, Series F, 5.00%, 07/01/22, Callable 07/01/15 @ 100, NATL-RE, FGIC	4,115,000	4,449,385

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/21, Callable 07/01/19 @ 100	1,000,000	1,124,490
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/31, Callable 07/01/17 @ 100, NATL- RE	3,500,000	3,587,325
Honolulu City & County Waste Water System Revenue, Series B-1, 5.00%, 07/01/32, Callable 07/01/16 @ 100, NATL- RE	5,015,000	5,076,033
Honolulu City & County Wastewater System Revenue, Junior Series A, 2nd Board Resolution, 4.50%, 07/01/27, Callable 07/01/20 @ 100	3,000,000	3,038,070
Honolulu City & County Wastewater System Revenue, Senior Series A, 1st Board Resolution, 5.00%, 07/01/27, Callable @ 07/01/19 @ 100	2,565,000	2,718,079
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,107,770
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,261,775

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,507,155
University of Hawaii System Revenue, Series A, 5.50%, 07/15/16, Prerefunded 07/15/12 @ 100, FGIC	1,000,000	1,061,590
University of Hawaii System Revenue, Series A, 5.50%, 07/15/22, Prerefunded 07/15/12 @ 100, FGIC	1,205,000	1,279,216
University of Hawaii System Revenue, Series A, 5.50%, 07/15/29, Prerefunded 07/15/12 @ 100, FGIC	1,500,000	1,592,385
University of Hawaii System Revenue, Series A, 5.13%, 07/15/32, Prerefunded 07/15/12 @ 100, FGIC	1,605,000	1,696,678

		152,211,508

Illinois (3.5)%
Chicago Midway Airport Revenue, Series C, 5.50%, 01/01/15, NATL- RE	2,000,000	2,209,920
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, NATL-RE, FGIC	4,665,000	5,033,628

		7,243,548

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Kentucky (0.6)%
Kentucky State Property & Building Commission Revenue, Project No. 73, Second Series, 5.50%, 11/01/16, Callable 11/01/12 @ 100, AGM	1,250,000	1,339,650

Massachusetts (1.3)%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Contract Assistance, Series B, 5.00%, 01/01/23, Callable 01/01/20 @ 100	2,500,000	2,785,825

Michigan (1.1)%
Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 05/01/11, NATL-RE, FGIC	2,245,000	2,245,000

North Carolina (0.4)%
Mecklenburg County GO, Series A, 5.00%, 08/01/19	750,000	890,685

Ohio (0.6)%
Hamilton County Sales Tax Revenue, Series B, Unrefunded Portion, 5.25%, 12/01/18, Callable 12/01/10 @ 100, AMBAC	205,000	205,537
Ohio State, Infrustracture Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,147,610

		1,353,147

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas (5.7)%
Barbers Hill Independent School District GO, 5.00%, 02/15/24, Callable 02/15/15 @ 100, PSF- GTD	2,395,000	2,520,187
Bexar County GO, Series A, 5.00%, 06/15/23, Callable 06/15/19 @ 100	1,000,000	1,124,660
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, NATL-RE, FGIC	2,630,000	1,458,703
Grapevine GO, Series A, 5.00%, 08/15/24, Callable 02/15/15 @ 100, NATL- RE	2,345,000	2,453,198
Houston Independent School District GO, Series A, 5.00%, 02/15/24, Callable 02/15/15 @ 100, PSF- GTD	2,000,000	2,104,540
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/18	2,000,000	2,331,300

		11,992,588

Washington (2.5)%
King County School District No. 403 Renton GO, 5.00%, 12/01/24, Callable 12/01/16 @ 100, NATL-RE, FGIC, School Bond Guarantee	3,000,000	3,240,240

Security Description	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Washington — (Continued)
Port of Seattle Revenue, 5.00%, 02/01/25, Callable 02/01/16 @ 100, XLCA	2,000,000	2,063,680

		5,303,920

TOTAL MUNICIPAL BONDS (Cost $200,201,766)		207,259,133

TOTAL INVESTMENTS — 98.9% (Cost $200,201,766)		207,259,133
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		2,223,058

NET ASSETS — 100.0%		$209,482,191

(a)	Rate disclosed represents the effective yield at time of purchase.

AGM	Insured by Assured Guaranty Municipal Corp.
AGM-CR	Insured by Assured Guaranty Municipal Corp. Custodial Receipts
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
BNYM	Insured by Bank of New York Mellon
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Insured by Federal National Mortgage Association
GO	General Obligation
IBC	Insurance Bond Certificate
NATL-RE	Insured by National Reinsurance Corp.
PSF-GTD	Insured by Public School Funding Guaranty
TCRS	Transferable Custodial Receipts
XLCA	Insured by XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2011

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS (97.7)%
Arizona (0.9)%
Vistancia Community Facilities District GO, 4.00%, 07/15/13	500,000	508,405

Florida (1.4)%
Highlands County Health Facilities Authority Revenue, Series G, ETM, 5.00%, 11/15/11	25,000	25,595
Highlands County Health Facilities Authority Revenue, Series G, Unrefunded Portion, 5.00%, 11/15/11	755,000	770,613

		796,208

Georgia (2.7)%
Georgia State GO, Series C, 5.50%, 07/01/12	500,000	529,435
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series A, 5.00%, 07/01/12, AMBAC	1,000,000	1,050,110

		1,579,545

Guam (2.7)%
Guam Economic Development & Commerce Authority, CAB, Series B, ETM, 5.40%, 05/15/15	1,350,000	1,560,897

Hawaii (59.8)%
Hawaii County GO, Series A, 5.00%, 03/01/15	400,000	451,208
Hawaii County GO, Series A, 4.00%, 03/01/16	400,000	441,188
Hawaii Pacific Health Special Purpose Revenue, Series A, 3.00%, 07/01/14	500,000	492,570

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12, NATL-RE, IBC	550,000	570,163
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12	485,000	502,780
Hawaii State Airports System Revenue, Series B, AMT, 4.00%, 07/01/15	1,000,000	1,039,580
Hawaii State GO, Series CH, 4.75%, 11/01/13, NATL-RE, IBC	1,000,000	1,095,950
Hawaii State GO, Series CM, ETM, 6.00%, 12/01/11, NATL-RE, FGIC	1,000,000	1,033,020
Hawaii State GO, Series CX, 5.50%, 02/01/15, Prerefunded 02/01/12 @ 100, AGM	1,500,000	1,558,080
Hawaii State GO, Series CY, 5.75%, 02/01/13, AGM	1,500,000	1,629,240
Hawaii State GO, Series CZ 5.50%, 07/01/14, Prerefunded 07/01/12 @ 100, AGM	1,275,000	1,350,990
Hawaii State GO, Series CZ, 5.25%, 07/01/12, AGM	2,000,000	2,108,860
Hawaii State GO, Series CZ, 5.25%, 07/01/15, Prerefunded 07/01/12 @ 100, AGM	1,000,000	1,056,110
Hawaii State GO, Series CZ, 5.25%, 07/01/20, Prerefunded 07/01/12 @ 100, AGM	1,000,000	1,056,710

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DA, 5.25%, 09/01/13, Prerefunded 09/01/13 @ 100, NATL-RE	1,010,000	1,118,767
Hawaii State GO, Series DE, 5.00%, 10/01/12, NATL-RE	1,000,000	1,061,900
Hawaii State GO, Series DF, 5.00%, 07/01/12, AMBAC	675,000	709,789
Hawaii State GO, Series DG, 5.00%, 07/01/12, AMBAC	2,000,000	2,103,080
Hawaii State GO, Series DG, 5.00%, 07/01/13, AMBAC	1,000,000	1,090,590
Hawaii State GO, Series DG, 5.00%, 07/01/16, Callable 07/01/15 @ 100, AMBAC	1,000,000	1,131,060
Hawaii State GO, Series DO, 3.00%, 08/01/12	1,100,000	1,133,297
Hawaii State GO, Series DQ, 4.00%, 06/01/13	1,000,000	1,067,000
Hawaii State GO, Series DR, 4.00%, 06/01/14	1,000,000	1,087,440
Hawaii State Highway Revenue Bonds, Series B 5.25%, 07/01/18, AGM	500,000	589,235
Hawaii State Housing & Community Development Corp. Rental Housing System Revenue, Series A, 3.70%, 07/01/13, AGM	1,055,000	1,082,979
Honolulu City & County GO, Series B, 5.50%, 07/01/13, AGM	1,000,000	1,101,500
Honolulu City & County GO, Series B, ETM, 5.25%, 10/01/12	800,000	855,136
Honolulu City & County GO, Series D, 2.25%, 09/01/14	780,000	805,834

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series D, 5.00%, 09/01/14	1,140,000	1,283,161
Honolulu City & County GO, Series F, 5.25%, 07/01/17, Callable 07/01/15 @ 100, NATL-RE, FGIC	400,000	449,572
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	250,000	273,743
Honolulu City & County Waste Water System Revenue, Series A, 2.25%, 07/01/11	1,000,000	1,002,220
Honolulu City & County Waste Water System Revenue, Series A, 4.00%, 07/01/13	500,000	527,975
University of Hawaii Revenue, Series A, 5.00%, 10/01/14	500,000	556,515
University of Hawaii System Revenue, Series A, 5.50%, 07/15/12, Prerefunded 07/15/12 @ 100, FGIC	1,090,000	1,157,133

		34,574,375

Illinois (0.9)%
Chicago Midway Airport Revenue, Second Lien, Series B, 5.00%, 01/01/12, AMBAC	500,000	510,945

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Indiana (0.9)%
Northwest Allen County Middle School Building Corp. Revenue, First Mortgage, 5.25%, 07/15/18, Callable 07/15/13 @ 100, NATL-RE, State Aid Withholding	500,000	531,080

Michigan (1.4)%
Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.50%, 11/01/12	750,000	790,545

Minnesota (2.7)%
Minnesota State GO, 5.00%, 08/01/12, Callable 08/01/12 @ 100	1,500,000	1,586,535

Missouri (1.5)%
Cape Girardeau County Industrial Development Authority, Health Care Facilities Revenue, 5.75%, 06/01/32, Prerefunded 06/01/12 @ 100	825,000	871,010

New York (3.6)%
New York City GO, Series C, 4.25%, 01/01/12	1,000,000	1,025,220
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, 5.25%, 04/01/12, AMBAC	1,000,000	1,044,400

		2,069,620

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
North Carolina (1.9)%
North Carolina State GO, Series B, 5.00%, 06/01/14	1,000,000	1,124,390

Ohio (1.9)%
Ohio State GO, 5.00%, 06/15/16, Prerefunded 06/15/13 @ 100	1,000,000	1,092,720

Pennsylvania (2.8)%
Pennsylvania Higher Educational Facilties Authority Revenue, Temple University, 5.00%, 04/01/16, NATL-RE	500,000	562,805
Philadelphia Water & Waste Water Revenue, Series B, 5.50%, 11/01/11, NATL-RE, FGIC	1,030,000	1,055,050

		1,617,855

Puerto Rico (5.0)%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, ETM, 6.25%, 07/01/13, NATL-RE, IBC, Commonwealth Guaranteed	1,200,000	1,345,716
Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, 5.75%, 07/01/41, Prerefunded 07/01/12 @ 100	500,000	530,335

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2011

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Puerto Rico — (Continued)
Puerto Rico Public Finance Corp., Series E, 5.50%, 08/01/29, Prerefunded 02/01/12 @ 100	1,000,000	1,039,100

		2,915,151

Tennessee (2.9)%
Sullivan County Health Educational & Housing Facilities Board Revenue, Wellmont Health Systems Project, 6.25%, 09/01/32, Prerefunded 09/01/12 @ 101	480,000	520,901
Wilson County GO, 5.00%, 04/01/12, NATL-RE	1,135,000	1,182,920

		1,703,821

Texas (0.8)%
North Harris Montgomery Community College District, Lone Star College System GO, 4.50%, 02/15/14, NATL- RE	425,000	464,091

Washington (1.8)%
Washington State Health Care Facilities Authority Revenue, Providence Health System, Series A, 5.63%, 10/01/14, Callable 10/01/11 @ 100, NATL-RE	1,000,000	1,018,750

Security Description	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Wisconsin (2.1)%
Waukesha GO, Series A, 5.00%, 10/01/16, Callable 10/01/14 @ 100, AGM	1,095,000	1,224,188

TOTAL MUNICIPAL BONDS (Cost $55,442,510)		56,540,131

	Shares

REGISTERED INVESTMENT COMPANY (1.1)%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.09% (a)	622,775	622,775

TOTAL REGISTERED INVESTMENT COMPANY (Cost $622,775)		622,775

TOTAL INVESTMENTS — 98.8% (Cost $56,065,285)		57,162,906
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		668,167

NET ASSETS — 100.0%		$57,831,073

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2011.

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
IBC	Insurance Bond Certificate
NATL-RE	Insured by National Reinsurance Corp.

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Statement of Assets andLiabilities

April 30, 2011

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $200,201,766 and $56,065,285,respectively)	$207,259,133	$57,162,906
Receivable for capital shares sold	162,266	36,967
Dividends and interest receivable	2,994,295	780,534
Prepaid expenses and other assets	26,977	8,005

Total assets	210,442,671	57,988,412

Liabilities
Due to custodian	188,406	—
Distributions payable	92,466	11,495
Payable for capital shares redeemed	616,337	99,356
Payable for administration and accounting fees	13,345	9,266
Payable for custodian fees	3,593	2,584
Payable for transfer agent fees	8,272	8,179
Payable for audit fees	24,000	21,826
Payable for legal fees	6,187	1,259
Payable for printing fees	6,718	2,468
Accrued expenses	1,156	906

Total liabilities	960,480	157,339

Net Assets	$209,482,191	$57,831,073

Net Assets Consisted of:
Capital stock, $0.01 par value	$211,065	$56,238
Paid-in capital	204,416,712	57,519,588
Undistributed net investment income	176,731	21,297
Accumulated net realized loss from investments	(2,379,684)	(863,671)
Net unrealized appreciation on investments	7,057,367	1,097,621

Net Assets	$209,482,191	$57,831,073

Class Y:
Shares outstanding	21,106,573	5,623,835

Net asset value, offering and redemption price per share	$9.92	$10.28

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

Statement of Operations

	Nine Months Ended April 30, 2011	Year Ended July 31, 2010
Investment Income:
Interest	$8,265,294	$11,113,625
Dividends	2,532	857
Other Income (Note 9)	814,527	—

Total Investment Income	9,082,353	11,114,482

Expenses:
Advisory fees (Note 2)	392,944	1,411,771
Administration and accounting fees (Note 2)	71,106	400,341
Trustees’ and officers’ fees	36,962	78,179
Transfer agent fees (Note 2)	22,513	60,199
Legal fees	27,159	35,797
Audit fees	37,791	17,939
Custodian fees (Note 2)	17,722	25,577
Printing and shareholder reporting fees	10,681	26,164
Distribution fees (Class A) (Note 2)	—	13,589
Registration and filing fees	3,324	3,487
Distribution fees (Class B) (Note 2)	—	997
Distribution fees (Class Y) (Note 2)	—	35
Other expenses	31,180	76,593

Total expenses before waivers and reimbursements	651,382	2,150,668

Less: waivers and reimbursements (Note 2)	(392,944)	(390,044)

Net expenses after waivers and reimbursements	258,438	1,760,624

Net investment income	8,823,915	9,353,858

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	(458,180)	199,402
Net change in unrealized appreciation (depreciation) on investments	(7,657,519)	4,565,054

Net realized and unrealized gain (loss) on investments	(8,115,699)	4,764,456

Net increase in net assets resulting from operations	$708,216	$14,118,314

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Statement of Operations

	Nine Months Ended April 30, 2011	Year Ended July 31, 2010
Investment Income:
Interest	$1,048,110	$1,483,651
Dividends	884	270
Other Income (Note 9)	98,455	—

Total Investment Income	1,147,449	1,483,921

Expenses:
Advisory fees (Note 2)	97,331	321,323
Administration and accounting fees (Note 2)	41,751	114,931
Audit fees	29,960	18,000
Trustees’ and officers’ fees	14,461	21,681
Legal fees	4,914	10,945
Transfer agent fees (Note 2)	22,492	51,408
Custodian fees (Note 2)	13,522	17,580
Printing and shareholder reporting fees	7,053	7,376
Registration and filing fees	1,910	890
Distribution fees (Class A) (Note 2)	—	3,980
Distribution fees (Class Y) (Note 2)	—	34
Other expenses	9,614	19,956

Total expenses before waivers and reimbursements	243,008	588,104

Less: waivers and reimbursements (Note 2)	(97,331)	(74,638)

Net expenses after waivers and reimbursements	145,677	513,466

Net investment income	1,001,772	970,455

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investments	(10,780)	(15,687)
Net change in unrealized appreciation (depreciation) on investments	(715,416)	426,343

Net realized and unrealized gain (loss) on investments	(726,196)	410,656

Net increase in net assets resulting from operations	$275,576	$1,381,111

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statement of Changes in Net Assets

	Nine Months Ended April 30, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Increase (Decrease) in net assets from operations:
Net investment income	$8,823,915	$9,353,858	$10,168,370
Net realized gain (loss) from investments	(458,180)	199,402	(2,120,906)
Change in unrealized appreciation (depreciation) from investments	(7,657,519)	4,565,054	2,752,064

Net increase in net assets resulting from operations	708,216	14,118,314	10,799,528

Less Dividends and Distributions to Shareholders*:
Distributions to Class A Shareholders*:
From net investment income	—	(187,683)	(204,462)
From net realized capital gains:	—	—	(6,985)
Distributions to Class B Shareholders*:
From net investment income	—	(2,668)	(18,145)
From net realized gains	—	—	(956)
Distributions to Class C Shareholders:
From net investment income	—	—	(349)
From net realized gains	—	—	(16)
Distributions to Class Y Shareholders:
From net investment income	(8,647,184)	(9,192,615)	(9,916,410)
From net realized gains	—	—	(333,728)

Net decrease in net assets from dividends and distributions to shareholders	(8,647,184)	(9,382,966)	(10,481,051)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(53,223,231)	26,378,430	(20,846,984)

Total increase (decrease) in net assets	(61,162,199)	31,113,778	(20,528,507)

Net assets
Beginning of period	270,644,390	239,530,612	260,059,119

End of period	$209,482,191	$270,644,390	$239,530,612

Undistributed net investment income, end ofperiod	$176,731	$—	$29,108

*	Classes A and B shares converted into Class Y shares during the year ended July 31, 2010. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statement of Changes in Net Assets

	Nine Months Ended April 30, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Increase (Decrease) in net assets from operations:
Net investment income	$1,001,772	$970,455	$1,327,847
Net realized loss from investments	(10,780)	(15,687)	(82,600)
Change in unrealized appreciation (depreciation) from investments	(715,416)	426,343	708,487

Net increase in net assets resulting from operations	275,576	1,381,111	1,953,734

Less Dividends and Distributions to Shareholders*:
Distributions to Class A Shareholders*:
From net investment income	—	(17,677)	(33,725)
Distributions to Class C Shareholders:
From net investment income	—	—	(171)
Distributions to Class Y Shareholders:
From net investment income	(980,475)	(931,475)	(1,317,060)

Net decrease in net assets from dividends and distributions to shareholders	(980,475)	(949,152)	(1,350,956)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(9,755,509)	4,905,637	12,832,358

Total increase (decrease) in net assets	(10,460,408)	5,337,596	13,435,136

Net assets
Beginning of period	68,291,481	62,953,885	49,518,749

End of period	$57,831,073	$68,291,481	$62,953,885

Undistributed (distributions in excess of) net investment income (loss), end of period	$21,297	$—	$(21,303)

*	Class A shares converted into Class Y shares during the year ended July 31, 2010. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007	For the Year Ended July 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$10.16		$9.97	$9.94	$10.09	$10.15	$10.57

Net investment income	0.34		0.37	0.41	0.44	0.43	0.42
Net realized and unrealized gain (loss) from investments	(0.25)		0.20	0.04	(0.14)	(0.05)	(0.29)

Net increase in net assets resulting from operations	0.09		0.57	0.45	0.30	0.38	0.13

Dividends to shareholders from:
Net investment income	(0.33)		(0.38)	(0.41)	(0.44)	(0.43)	(0.42)
Net realized gains	—		—	(0.01)	(0.01)	(0.01)	(0.13)

Net asset value, end of period	$9.92		$10.16	$9.97	$9.94	$10.09	$10.15

Total investment return	0.89	%*(c)	5.77%	4.75%	3.02%	3.81%	1.34%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$209,482		$270,644	$233,348	$254,182	$282,671	$287,126

Ratio of expenses to average net assets	0.13	%**	0.71%	0.76%	0.70%	0.68%	0.73%
Ratio of expenses to average net assets without waivers and expense reimbursements(a)	0.33	%**	0.87%	0.91%	0.85%	0.83%	0.94%
Ratio of net investment income to average net assets	4.49	%**(c)	3.80%	4.21%	4.36%	4.25%	4.09%
Portfolio turnover rate	12.26	%*	12.10%	23.69%	30.61%	19.29%	59.63	%(b)

*	Not annualized.
**	Annualized.
(a)	During the period certain fees were reduced. If such fee reductions had not occured, the ratios would have been as indicated. (See Note 2)
(b)	The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.
(c)	During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. (See Note 9 in the Notes to Financial Statements). Had this settlement not occurred the ratio of net investment income to average net assets and total return for the Fund would have been 4.08% and 0.59%, respectively.
†	The Fund changed its fiscal year end to April 30.

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007	For the Year Ended July 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$10.39		$10.32	$10.20	$10.08	$10.11	$10.27

Net investment income	0.16		0.15	0.26	0.33	0.34	0.31
Net realized and unrealized gain (loss) from investments	(0.11)		0.06	0.12	0.12	(0.03)	(0.16)

Net increase in net assets resulting from operations	0.05		0.21	0.38	0.45	0.31	0.15

Dividends to shareholders from:
Net investment income	(0.16)		(0.14)	(0.26)	(0.33)	(0.34)	(0.31)

Net asset value, end of period	$10.28		$10.39	$10.32	$10.20	$10.08	$10.11

Total investment return	0.45	%*(c)	2.10%	3.80%	4.55%	3.08%	1.47%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$57,831		$68,291	$61,113	$47,552	$50,835	$62,816

Ratio of expenses to average net assets	0.30	%**	0.77%	0.81%	0.77%	0.74%	0.75%
Ratio of expenses to average net assets without waivers and expense reimbursements(a)	0.50	%**	0.88%	0.91%	0.87%	0.83%	0.91%
Ratio of net investment income to average net assets	2.06	%**(c)	1.46%	2.47%	3.27%	3.33%	3.03%
Portfolio turnover rate	13.20	%*	22.81%	40.33%	39.29%	68.09%	112.73	%(b)

*	Not annualized.
**	Annualized.
(a)	During the period certain fees were reduced. If such fee reductions had not occured, the ratios would have been as indicated. (See Note 2)
(b)

The portfolio turnover rate increased significantly during the period. This increase was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The basic characteristics of the Fund in terms of style and diversification have not changed.

(c)

During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. (See Note 9 in the Notes to Financial Statements). Had this settlement not occurred the ratio of net investment income to average net assets and total return for the Fund would have been 1.86% and 0.35%, respectively.

†	The Fund changed its fiscal year end to April 30.

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Funds. The Funds are each authorized to issue and offer Class Y shares.

On June 28, 2010, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund, each a series of the Trust, acquired, respectively, substantially all of the assets and liabilities of the Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, each a series of Pacific Capital Funds pursuant to an Agreement and Plan of Reorganization. As a result of the reorganization, Pacific Capital Tax-Free Securities Fund is the accounting successor to the Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is the accounting successor to the Tax-Free Short Intermediate Securities Fund. See Note 7 for additional information on the reorganization.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund changed its fiscal year end to April 30 to reflect the fiscal year end of the other series of FundVantage Trust.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance

27

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurement — The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized in the three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Funds’ assets at fair value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$207,259,133	$—	$207,259,133	$—

Total	$207,259,133	$—	$207,259,133	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$56,540,131	$—	$56,540,131	$—
Registered Investment Company	622,775	622,775	—	—

Total	$57,162,906	$622,775	$56,540,131	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

28

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

29

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its entire advisory fee (the “Waiver”). The Waiver will remain in effect until November 30, 2012. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.

Fee rates for the period August 1, 2010 through April 30, 2011 were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20	0.00

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly PNC Global Investment Servicing (U.S.) Inc., serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the nine month period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $71,106 and $41,751 for the Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Fund, respectively.

For providing transfer agent services, BNY Mellon is entitled to receive a minimum monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the nine month period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $22,513 and $22,492 for the Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Fund, respectively.

PFPC Trust Company (“PFPC Trust”), a member of BNY Mellon, provides certain custodial services to the Funds. PFPC Trust is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the nine month period ended April 30, 2011, the custodian accrued fees totaling $17,722 and $13,522 for the Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Fund, respectively.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Funds. For the nine month period ended April 30, 2011, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust, who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees and Officers by the Funds during the nine month period ended April 30, 2011 was $30,140 for the Pacific Capital Tax-Free Securities Fund and $7,500 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. During the period there

30

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investments in Securities

For the nine months ended April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$31,382,400	$78,872,449
Pacific Capital Tax-Free Short Intermediate Securities Fund	8,391,466	16,604,400

4. Capital Share Transactions

For the nine months ended April 30, 2011 and the years ended July 31, 2010 and July 31, 2009, transactions in capital shares (authorized shares unlimited) were as follows:

	For The Nine Months Ended April 30, 2011		For The Year Ended July 31, 2010		For The Year Ended July 31, 2009
	Shares	Value	Shares	Value	Shares	Value
Pacific Capital Tax-Free Securities Fund
Class A
Sales	—	$—	77,570	$781,525	106,580	$1,053,806
Reinvestments	—	—	11,304	113,414	12,751	124,460
Redemptions	—	—	(94,450)	(946,547)	(43,536)	(424,436)
Converted to Class Y shares	—	—	(588,822)	(5,902,858)	—	—

Net Increase (Decrease)	—	$—	(594,398)	$(5,954,466)	75,795	$753,830

Class B
Sales	—	$—	—	$—	—	$—
Reinvestments	—	—	246	2,468	1,223	11,903
Redemptions	—	—	(23,653)	(238,374)	(48,137)	(471,835)
Converted to Class Y shares	—	—	(3,454)	(34,633)	—	—

Net Decrease	—	$—	(26,861)	$(270,539)	(46,914)	$(459,932)

31

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

	For The Nine Months Ended April 30, 2011		For The Year Ended July 31, 2010		For The Year Ended July 31, 2009
	Shares	Value	Shares	Value	Shares	Value
Class C
Sales	—	$—	10	$96	—	$(31)
Reinvestments	—	—	—	—	37	365
Redemptions	—	—	(1,149)	(11,533)	—	—

Net Increase (Decrease)	—	$—	(1,139)	$(11,437)	37	$334

Class Y
Sales	7,362,891	$73,904,052	7,235,246	$72,990,198	4,541,880	$44,671,807
Reinvestments	12,478	124,841	3,746	37,866	39,020	365,071
Redemptions	(12,897,303)	(127,252,124)	(4,596,070)	(46,350,683)	(6,747,130)	(66,178,094)
Converted from Class A and B shares	—	—	589,858	5,937,491	—	—

Net Increase (Decrease)	(5,521,934)	$(53,223,231)	3,232,780	$32,614,872	(2,166,230)	$(21,141,216)

32

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

	For The Nine Months Ended April 30, 2011		For The Year Ended July 31, 2010		For The Year Ended July 31, 2009
	Shares	Value	Shares	Value	Shares	Value
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class A
Sales	—	$—	4,537	$46,599	59,232	$605,312
Reinvestments	—	—	1,508	15,494	2,678	27,245
Redemptions	—	—	(37,999)	(390,611)	(76,400)	(777,631)
Converted to Class Y shares	—	—	(146,371)	(1,504,672)	—	—

Net Decrease	—	$—	(178,325)	$(1,833,190)	(14,490)	$(145,074)

Class C
Sales	—	$—	1	$15	—	$—
Reinvestments	—	—	—	—	17	172
Redemptions	—	—	(1,073)	(11,037)	—	—

Net Increase (Decrease)	—	$—	(1,072)	$(11,022)	17	$172

Class Y
Sales	2,664,809	$27,534,264	3,780,777	$39,094,397	2,644,094	$27,121,911
Reinvestments	2,067	21,308	377	3,908	388	3,964
Redemptions	(3,617,700)	(37,311,081)	(3,276,270)	(33,853,128)	(1,382,504)	(14,148,615)
Converted from Class A shares	—	$—	145,553	1,504,672	—	—

Net Increase	(950,824)	$(9,755,509)	650,437	$6,749,849	1,261,978	$12,977,260

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

33

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

The tax character of distributions paid during the nine months ended April 30, 2011 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Pacific Capital Tax-Free Securities Fund	$872,749	$—	$872,749	$7,774,435	$8,647,184
Pacific Capital Tax-Free Short Intermediate Securities Fund	79,986	—	79,986	900,489	980,475

The tax character of distributions paid during the fiscal year ended July 31, 2010 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Tax-Free Securities Fund	$325,897	$—	$325,897	$9,057,069	$9,382,966
Tax-Free Short Intermediate Securities Fund	—	—	—	949,152	949,152

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Post-October Capital Losses	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ Deficit
Pacific Capital Tax-Free Securities Fund	$269,197	$(458,180)	$(92,466)	$(1,921,504)	$7,057,367	$4,854,414
Pacific Capital Tax-Free Short Intermediate Securities Fund	32,792	(16,044)	(11,495)	(847,627)	1,097,621	255,247

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

34

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

As of April 30, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires
	2013 ($)	2014 ($)	2015 ($)	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Pacific Capital Tax-Free Securities Fund	—	—	—	—	625,102	1,296,402	—
Pacific Capital Tax-Free Short Intermediate Securities Fund	14,258	18,908	657,223	49,093	15,122	75,378	17,645

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the nine months ended April 30, 2011, the Funds deferred to May 1, 2011 post-October capital losses of:

Post-October Capital Losses
Pacific Capital Tax-Free Securities Fund	$458,180
Pacific Capital Tax-Free Short Intermediate Securities Fund	16,044

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) as of April 30, 2011 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$200,201,766	$8,738,986	$(1,681,619)	$7,057,367
Pacific Capital Tax-Free Short Intermediate Securities Fund	56,065,285	1,164,212	(66,591)	1,097,621

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Reorganization

On June 4, 2010, at a special meeting, shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund (each an “Acquired Fund” and together the “Acquired Funds”) approved an

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

Agreement and Plan of Reorganization pursuant to which the assets and identified liabilities of each of the Acquired Funds were transferred into Class Y shares of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each an “Acquiring Fund” and together the “Acquiring Funds”) of the Trust as noted below. Class A, Class B (with respect to the Tax-Free Securities Fund only) and Class Y shareholders of each Acquired Fund received on a pro rata basis Class Y shares of the corresponding Acquiring Fund. The consummation of the reorganizations took place on June 28, 2010 in a tax-free exchange of shares.

Acquired Fund (series of Pacific Capital Funds)	Acquiring Fund (series of FundVantage Trust)	Net Assets	Shares Outstanding
Tax-Free Securities Fund	Pacific Capital Tax-Free Securities Fund	$262,350,561	26,063,299
Tax-Free Short Intermediate Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund	71,087,610	6,876,607

8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures,” to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

9. Regulatory Matters

During the period ended April 30, 2011, the Funds received a distribution from a “fair fund” established by the Securities and Exchange Commission (“SEC”) in connection with a consent order against BISYS Fund Services, Inc. Additional information regarding the BISYS Fair Fund is available at www.bisysfairfund.com. The effect on

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2011

the financial performance for each Fund that was allocated a portion of the distribution is disclosed in this report. Amounts are included as “Other Income” in the Statements of Operations. The corresponding impact to the net income ratio and total return for the period ended April 30, 2011 is disclosed in the Funds’ Financial Highlights.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there was the following subsequent event:

Effective May 9, 2011, The Bank of New York Mellon succeeded PFPC Trust Company as custodian to the Funds.

37

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Pacific Capital Tax-Free Securities Fund and the

Pacific Capital Tax-Free Short Intermediate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (the ‘Funds’) at April 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the nine month period ended April 30, 2011 and the year ended July 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘financial statements’) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights for each of the periods ended July 31, 2009 and prior were audited by other independent accountants whose report dated September 25, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

June 27, 2011

38

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders within 60 days of the Funds’ fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the nine months ended April 30, 2011 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Pacific Capital Tax-Free Securities Fund	$872,749	$—	$872,749	$7,774,435	$8,647,184
Pacific Capital Tax-Free Short Intermediate
Securities Fund	79,986	—	79,986	900,489	980,475

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

39

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

41

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal Trustee since 2009	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008	33	Copeland Trust (registered investment company); Trustee of Widener University

[1]

Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

42

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

43

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

44

Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103
PACIFIC CAPITAL

FUNDS

of

FundVantage Trust

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds. Shares of the Pacific Capital Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

PEMBERWICK FUND

Annual Investment Advisor’s Report

April 30, 2011

(Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the period from May 1, 2010 through April 30, 2011. Portfolio performance information, market commentary and our outlook for the year ended April 30, 2011 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From May 1, 2010 through April 30, 2011, Pemberwick Fund (“Pemberwick”) generated a total return of 3.01%, net of expenses. The Fund’s primary benchmark, the Barclays Capital 1- 3 year Government/Credit Index, returned 2.27% during the same period. Since its inception on February 1, 2010, Pemberwick has generated a return net of expenses of 3.09% vs. the Barclay benchmark return of 2.11% for the same period.

Pemberwick Fund began the year focused on continuing its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns due to the upward sloping yield curve without taking on significant duration risk. Although the yield curve has flattened over the past year, this strategy has proven to be successful and the Fund’s NAV has increased from $10.00 as of April 30, 2010 to $10.16 as of April 30, 2011. In addition, Pemberwick has concentrated its investments in the banking sector, focusing primarily on floating rate bonds. These securities, which make up approximately 42% of the Pemberwick portfolio, have performed well over the past year due to (a) the upward sloping yield curve, and (b) the improvement in credit quality of the large banks. Yields on these securities have tightened significantly in the past six months which is a double-edged sword: securities in the portfolio have appreciated as a result but finding new investments with yields similar to those purchased earlier this fiscal year will be challenging.

Asset prices in risk markets continued their upward climb in April, despite mixed economic data and concerns about what will happen as monetary and fiscal stimulus is withdrawn. Commodities, particularly oil, gold and silver, also continued to rise in price, with oil ending the month above $110 per barrel. During the month, the U.S. Congress and the Obama Administration wrangled up to the last minute over the 2011 fiscal budget, averting a federal government shutdown but setting the stage for future debates over the federal budget. Furthermore, Standard & Poor’s downgraded its outlook for U.S. Treasury debt from stable to negative, escalating concerns regarding the growing size of the federal debt.

Focus on fiscal restraint at the federal, state, and local governments will detract from growth. In this environment, the Fed is likely to keep rates on hold into 2012 as wage disinflation slows. This message will be challenging for the Fed to deliver if headline inflation measures continue to move higher.

This environment is conducive to risk assets as long as global liquidity remains high. Markets are likely to react negatively over the summer as the Fed moves from its easing policy to a neutral stance, when it completes its Treasury purchase program. Asset price inflation has been evident during the purchase campaign as investors have shifted away from holding Treasury securities to holding assets further out the risk spectrum. We expect the end of Fed purchases may cause a hiccup in risk asset prices, but that this should be temporary as the Fed maintains the size of its balance sheet for an extended period.

1

PEMBERWICK FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2011

(Unaudited)

PORTFOLIO POSITIONING:

Pemberwick Fund continues to be invested primarily in investment grade floating rate and fixed to float securities issued by large financial institutions. In addition, Pemberwick currently has approximately 15% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick has grown from approximately $140 million as of April 30, 2010, to approximately $162 million as of April 30, 2011. We anticipate that Pemberwick will continue to grow (albeit more slowly) and will continue to add floating rate bonds with laddered maturities to its portfolio. As the Fund increases in size it will likely reduce its cash position from 15% down to 10%.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2011 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

2

PEMBERWICK FUND

Annual Report

April 30, 2011

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pemberwick Fund vs. Barclays 1-3 Year Gov’t/Credit Index

Total Returns for the Year Ended April 30, 2011
	1 Year	Since Inception*
Pemberwick Fund	3.01%	3.09%
Barclay’s 1-3 Year Gov’t/Credit Index	2.27%	2.11%

*	The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expense ratio, as stated in the current prospectus, is 0.92% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund intends to evaluate performance as compared to that of the Barclay’s 1-3 Year Gov’t/Credit Index. The Barclay’s 1-3 Year Gov’t/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

3

PEMBERWICK FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2010, through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Pemberwick Fund
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,016.50	$2.15
Hypothetical (5% return before expenses)	1,000.00	1,022.64	2.16

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2011 of 0.43% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year since inception (181) then divided by 365 days. The Fund’s ending account values on the first line in each table are based on the actual six-months total return for the Fund of 1.65%.

4

PEMBERWICK FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	56.0%	$91,182,105
U.S. Treasury Obligations	12.1	19,760,512
Short-Term Investments	11.4	18,498,036
U.S. Government Agency Obligations	8.9	14,534,375
Asset Backed Securities	4.8	7,758,195
Collateralized Mortgage Obligations	4.4	7,181,125
Preferred Stock	2.0	3,174,000
Other Assets In Excess of Liabilities	0.4	625,958

NET ASSETS	100.0%	$162,714,306

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

PEMBERWICK FUND

Portfolio of Investments

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — 56.0%
Basic Materials — 0.0%
Nucor Corp. 5.00%, 12/01/2012	$15,000	$15,936
Praxair, Inc. 1.75%, 11/15/2012	40,000	40,617

		56,553

Communications — 0.2%
AT&T, Inc. 5.88%, 08/15/2012	40,000	42,609
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 02/01/2014	75,000	82,744
New Cingular Wireless Services, Inc. 8.13%, 05/01/2012	90,000	96,585
Verizon Communications, Inc. 4.35%, 02/15/2013	55,000	58,144
Walt Disney Co. (The) 6.38%, 03/01/2012	55,000	57,683

		337,765

Consumer, Cyclical — 0.1%
PACCAR, Inc. 6.38%, 02/15/2012	20,000	20,857
Target Corp. 4.00%, 06/15/2013	45,000	47,976
Wal-Mart Stores, Inc. 4.55%, 05/01/2013	40,000	42,968
Wal-Mart Stores, Inc. 7.25%, 06/01/2013	15,000	16,945
Wal-Mart Stores, Inc. 2.25%, 07/08/2015	25,000	25,240

		153,986

Consumer, Non-cyclical — 0.1%
Abbott Laboratories 2.70%, 05/27/2015	15,000	15,411
Baxter International, Inc. 1.80%, 03/15/2013	10,000	10,167

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Consumer, Non-cyclical — (Continued)
Bottling Group LLC 4.63%, 11/15/2012	$10,000 $	10,594
Coca-Cola Co. (The) 1.50%, 11/15/2015	35,000	34,045
Coca-Cola Enterprises, Inc. 8.50%, 02/01/2012	15,000	15,899
Pepsico, Inc. 3.75%, 03/01/2014	65,000	69,524
Procter & Gamble Co. (The) 4.95%, 08/15/2014	55,000	61,488

		217,128

Energy — 0.1%
ConocoPhillips Australia Funding Co. 5.50%, 04/15/2013	50,000	54,419
Shell International Finance BV 1.88%, 03/25/2013	5,000	5,115
Shell International Finance BV 4.00%, 03/21/2014	10,000	10,740
Shell International Finance BV 3.10%, 06/28/2015	50,000	51,916

		122,190

Financials — 55.0%
Allstate Life Global Funding Trusts 5.38%, 04/30/2013	30,000	32,474
Bank of America Corp. 0.81%, 09/11/2012 (a)	2,000,000	1,998,978
Bank of America Corp. 5.38%, 09/11/2012	300,000	316,673
Bank of America Corp. 0.64%, 09/15/2014 (a)	2,000,000	1,960,220
Bank of America Corp. 3.63%, 03/17/2016	10,000	10,062
Bank of America Corp. 8.00%, 01/30/2018 (b)	2,000,000	2,166,292

The accompanying notes are an integral part of the financial statements.

6

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financials — (Continued)
Bank of America Corp. 8.13%, 05/15/2018 (b)	$3,530,000	$3,822,919
Bank of New York Mellon Corp. (The) 4.95%, 11/01/2012	25,000	26,561
Bank of New York Mellon Corp. (The) 4.30%, 05/15/2014	75,000	81,213
Barclays Bank PLC 5.20%, 07/10/2014	100,000	108,945
BB&T Corp. 3.20%, 03/15/2016	15,000	15,139
Berkshire Hathaway Finance Corp. 4.60%, 05/15/2013	85,000	90,939
Berkshire Hathaway Finance Corp. 5.10%, 07/15/2014	90,000	99,754
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015	17,000	17,121
Blackrock, Inc. 3.50%, 12/10/2014	40,000	42,233
BP Capital Markets PLC 5.25%, 11/07/2013	45,000	48,814
Branch Banking & Trust Co. 4.88%, 01/15/2013	100,000	105,550
Caterpillar Financial Services Corp. 4.70%, 03/15/2012	50,000	51,822
Caterpillar Financial Services Corp. 6.13%, 02/17/2014	15,000	16,959
Caterpillar Financial Services Corp. 2.65%, 04/01/2016	20,000	20,319
Charles Schwab Corp. (The) 4.95%, 06/01/2014	20,000	21,930
Citigroup Funding, Inc. 2.13%, 07/12/2012	400,000	408,630

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financials — (Continued)
Citigroup, Inc. 5.50%, 04/11/2013	$200,000	$214,193
Citigroup, Inc. 6.00%, 12/13/2013	100,000	109,478
Citigroup, Inc. 0.43%, 03/07/2014 (a)	2,000,000	1,956,518
Citigroup, Inc. 0.59%, 11/05/2014 (a)	2,525,000	2,462,403
Citigroup, Inc. 6.01%, 01/15/2015	50,000	55,468
Citigroup, Inc. 0.58%, 06/09/2016 (a)	2,000,000	1,891,272
CME Group, Inc. 5.40%, 08/01/2013	40,000	43,643
CME Group, Inc. 5.75%, 02/15/2014	20,000	22,258
Countrywide Financial Corp. 0.75%, 05/07/2012 (a)	5,700,000	5,701,864
Credit Suisse USA, Inc. 6.13%, 11/15/2011	127,000	130,850
Credit Suisse USA, Inc. 5.13%, 01/15/2014	50,000	54,560
Deutsche Bank AG London 5.38%, 10/12/2012	100,000	106,296
Deutsche Bank AG London 4.88%, 05/20/2013	40,000	42,720
General Electric Capital Corp. 5.00%, 11/15/2011	108,000	110,645
General Electric Capital Corp. 4.15%, 05/15/2012	1,000,000	1,022,085
General Electric Capital Corp. 0.40%, 05/29/2012 (a)	1,400,000	1,393,948
General Electric Capital Corp. 5.45%, 01/15/2013	375,000	401,742

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financials — (Continued)
General Electric Capital Corp. 0.43%, 03/20/2013 (a)	$4,000,000	$3,971,928
General Electric Capital Corp. 0.44%, 06/20/2013 (a)	2,000,000	1,984,476
General Electric Capital Corp. 1.31%, 09/23/2013 (a)	406,000	410,705
General Electric Capital Corp. 0.43%, 12/17/2013 (a)	1,400,000	1,382,685
General Electric Capital Corp. 0.43%, 12/20/2013 (a)	1,575,000	1,558,055
General Electric Capital Corp. 0.44%, 03/20/2014 (a)	4,500,000	4,443,219
General Electric Capital Corp. 5.65%, 06/09/2014	35,000	38,748
General Electric Capital Corp. 0.46%, 09/15/2014 (a)	1,400,000	1,376,875
General Electric Capital Corp. 2.25%, 11/09/2015	127,000	124,626
Goldman Sachs Group, Inc. (The) 4.75%, 07/15/2013	45,000	47,873
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/2013	30,000	32,404
Goldman Sachs Group, Inc. (The) 5.00%, 10/01/2014	100,000	108,148
Goldman Sachs Group, Inc. (The) 0.79%, 01/12/2015 (a)	3,400,000	3,343,373

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financials — (Continued)
Goldman Sachs Group, Inc. (The) 0.67%, 07/22/2015 (a)	$400,000	$390,730
Goldman Sachs Group, Inc. (The) 3.70%, 08/01/2015	90,000	92,333
Goldman Sachs Group, Inc. (The) 3.63%, 02/07/2016	70,000	70,594
Hartford Life Global Funding Trusts 0.49%, 06/16/2014 (a)	700,000	682,294
HSBC Finance Corp. 6.38%, 10/15/2011	1,000,000	1,026,309
HSBC Finance Corp. 0.66%, 09/14/2012 (a)	2,000,000	1,993,728
HSBC Finance Corp. 0.53%, 01/15/2014 (a)	5,000,000	4,932,640
HSBC Finance Corp. 0.74%, 06/01/2016 (a)	2,000,000	1,920,618
HSBC Holdings PLC 5.25%, 12/12/2012	225,000	238,382
John Deere Capital Corp. 5.40%, 10/17/2011	50,000	51,171
John Deere Capital Corp. 4.95%, 12/17/2012	15,000	16,011
John Deere Capital Corp. 4.90%, 09/09/2013	50,000	54,426
Morgan Stanley 2.00%, 09/22/2011	200,000	201,477
Morgan Stanley 2.81%, 05/14/2013 (a)	2,000,000	2,063,270
Morgan Stanley 0.59%, 01/09/2014 (a)	4,000,000	3,918,600
Morgan Stanley 4.20%, 11/20/2014	250,000	260,681
Morgan Stanley 0.76%, 10/15/2015 (a)	1,000,000	964,686
Morgan Stanley 0.73%, 10/18/2016 (a)	2,500,000	2,374,668

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financials — (Continued)
National City Bank 0.66%, 12/15/2016 (a)	$2,000,000	$1,890,342
Northern Trust Corp. 5.50%, 08/15/2013	75,000	82,583
PNC Funding Corp. 0.47%, 01/31/2014 (a)	2,000,000	1,990,652
Protective Life Secured Trusts 5.45%, 09/28/2012	40,000	42,153
Province of Ontario Canada 2.70%, 06/16/2015	40,000	41,373
Royal Bank of Scotland PLC 2.73%, 08/23/2013 (a)	640,000	660,457
State Street Corp. 4.30%, 05/30/2014	35,000	37,757
State Street Corp. 2.88%, 03/07/2016	10,000	10,095
U.S. Bancorp 2.88%, 11/20/2014	75,000	78,060
U.S. Bancorp 3.15%, 03/04/2015	25,000	25,929
U.S. Bancorp 2.45%, 07/27/2015	15,000	15,039
US Bank NA 0.56%, 10/14/2014 (a)	2,000,000	1,979,992
Wachovia Bank NA 4.80%, 11/01/2014	1,000,000	1,079,634
Wachovia Bank NA 0.69%, 11/03/2014 (a)	7,000,000	6,881,385
Wachovia Corp. 2.07%, 05/01/2013 (a)	1,000,000	1,030,902
Wachovia Corp. 5.50%, 05/01/2013	55,000	59,528
Wachovia Corp. 4.88%, 02/15/2014	100,000	107,124
Wells Fargo & Co. 3.75%, 10/01/2014	200,000	211,911
Wells Fargo & Co. 7.98%, 03/15/2018 (b)	3,500,000	3,867,500

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financials — (Continued)
Wells Fargo Capital XV 9.75%, 09/26/2044 (b)	$2,000,000	$2,212,500

		89,564,139

Industrials — 0.1%
Boeing Co. (The) 5.00%, 03/15/2014	65,000	71,447
Caterpillar, Inc. 7.00%, 12/15/2013	20,000	22,913
Honeywell International, Inc. 4.25%, 03/01/2013	20,000	21,255
United Technologies Corp. 6.10%, 05/15/2012	20,000	21,171

		136,786

Technology — 0.3%
Electronic Data Systems LLC 6.00%, 08/01/2013	200,000	221,550
International Business Machines Corp. 4.75%, 11/29/2012	70,000	74,405
International Business Machines Corp. 6.50%, 10/15/2013	100,000	112,845
Microsoft Corp. 2.95%, 06/01/2014	25,000	26,243
Oracle Corp. 4.95%, 04/15/2013	49,000	52,881

		487,924

Utilities — 0.1%
Alabama Power Co. 5.80%, 11/15/2013	35,000	38,864
Duke Energy Carolinas LLC 5.75%, 11/15/2013	55,000	61,310

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Utilities — (Continued)
Northern States Power Co. 8.00%, 08/28/2012	$5,000	$5,460

		105,634

TOTAL CORPORATE BONDS AND NOTES (Cost $88,816,976)		91,182,105

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.4%
Government National Mortgage Association — 0.2%
Series 2002-22, Class GF 6.50%, 03/20/2032	119,669	133,751
Series 2002-51, Class D 6.00%, 07/20/2032	178,074	198,185
Series 2008-50, Class NA 5.50%, 03/16/2037	90,972	99,183

		431,119

Federal National Mortgage Association REMICs — 1.5%
Series 2008-26, Class VJ 5.00%, 03/25/2018	162,732	175,435
Series 2004-81, Class KD 4.50%, 07/25/2018	90,000	94,641
Series 2003-92, Class PE 4.50%, 09/25/2018	100,000	108,396
Series 2008-54, Class EA 5.00%, 07/25/2019	63,268	68,559
Series 2005-91, Class DA 4.50%, 10/25/2020	45,765	48,298
Series 2002-91, Class LC 5.00%, 06/25/2022	29,605	30,803
Series 2004-65, Class EJ 5.00%, 05/25/2023	88,653	92,292
Series 2003-80, Class YE 4.00%, 06/25/2023	86,008	90,415
Series 2007-27, Class MQ 5.50%, 04/25/2027	68,283	75,341

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICs — (Continued)
Series 2005-59, Class PB 5.50%, 10/25/2028	$89,516	$91,493
Series 2005-22, Class UC 5.50%, 01/25/2031	112,487	115,813
Series 2003-21, Class PJ 4.50%, 12/25/2031	67,646	70,747
Series 2003-47, Class PD 5.50%, 09/25/2032	102,526	109,982
Series 2005-12, Class JE 5.00%, 09/25/2033	250,000	270,095
Series 2006-59, Class DA 6.50%, 12/25/2033	11,376	11,724
Series 2007-24, Class GA 5.50%, 01/25/2034	58,065	60,716
Series 2005-16, Class PE 5.00%, 03/25/2034	100,000	106,725
Series 2005-48, Class AR 5.50%, 02/25/2035	157,587	172,226
Series 2005-62, Class CQ 4.75%, 07/25/2035	121,329	128,592
Series 2005-84, Class TG 5.00%, 09/25/2035	58,758	62,307
Series 2010-64, Class EH 5.00%, 10/25/2035	228,433	245,034
Series 2005-83, Class LA 5.50%, 10/25/2035	84,300	93,120
Series 2007-39, Class NA 4.25%, 01/25/2037	76,305	79,340

		2,402,094

Federal Home Loan Mortgage Corporation REMICs — 2.7%
Series 2777, Class VX 5.00%, 04/15/2015	85,423	90,900
Series 2630, Class HB 3.50%, 01/15/2017	70,913	71,832
Series 2542, Class ES 5.00%, 12/15/2017	113,262	122,161

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICs — (Continued)
Series 2564, Class HJ 5.00%, 02/15/2018	$73,042	$78,878
Series 2611, Class UH 4.50%, 05/15/2018	128,301	135,589
Series 2617, Class GR 4.50%, 05/15/2018	125,000	133,817
Series 2627, Class MC 4.50%, 05/15/2018	200,000	215,630
Series 2617, Class TK 4.50%, 06/15/2018	176,608	189,197
Series 2649, Class KA 4.50%, 07/15/2018	155,689	166,530
Series 2677, Class JA 5.00%, 09/15/2018	33,583	36,051
Series 2693, Class PE 4.50%, 10/15/2018	100,000	108,538
Series 2746, Class EG 4.50%, 02/15/2019	125,000	134,175
Series 2780, Class JG 4.50%, 04/15/2019	29,443	31,305
Series 2814, Class GB 5.00%, 06/15/2019	64,088	68,175
Series 3461, Class BV 5.00%, 06/15/2019	118,801	127,396
Series 3558, Class AW 4.75%, 08/15/2019	78,758	82,860
Series 2729, Class CM 4.50%, 12/15/2020	48,196	48,911
Series 2639, Class UG 4.00%, 03/15/2022	118,447	124,018
Series 2639, Class UH 4.25%, 03/15/2022	101,864	107,223
Series 2542, Class OB 5.00%, 05/15/2022	55,708	57,816
Series 2503, Class JV 5.50%, 05/15/2022	186,666	200,411
Series 2924, Class EH 5.25%, 03/15/2024	94,890	101,385

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICs — (Continued)
Series 3087, Class JB 5.50%, 03/15/2024	$49,374	$51,981
Series 3002, Class YD 4.50%, 07/15/2025	94,518	101,366
Series 3145, Class KB 5.00%, 11/15/2027	167,427	171,339
Series 3104, Class QB 5.00%, 01/15/2029	112,632	115,423
Series 2890, Class PC 5.00%, 07/15/2030	80,000	83,683
Series 2691, Class ME 4.50%, 04/15/2032	100,000	107,139
Series 2741, Class GF 5.50%, 05/15/2032	44,623	46,950
Series 2735, Class OG 5.00%, 08/15/2032	105,000	112,614
Series 2764, Class TE 5.00%, 10/15/2032	160,000	172,964
Series 2802, Class OA 4.50%, 12/15/2032	75,777	78,676
Series 2760, Class PD 5.00%, 12/15/2032	243,000	262,018
Series 2655, Class QA 5.00%, 02/15/2033	28,900	30,803
Series 2827, Class TE 5.00%, 04/15/2033	260,000	281,439
Series 3204, Class MA 5.50%, 02/15/2034	57,301	59,949
Series 2881, Class AE 5.00%, 08/15/2034	100,323	108,032
Series 2933, Class HD 5.50%, 02/15/2035	118,873	130,738

		4,347,912

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,094,826)		7,181,125

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.9%
Federal Home Loan Bank — 2.9%
1.00%, 12/28/2011	$1,950,000	$1,959,639
5.31%, 12/28/2012	300,000	323,594
1.88%, 06/21/2013	1,300,000	1,331,604
2.63%, 09/13/2013	25,000	26,019
4.88%, 12/13/2013	500,000	549,242
1.38%, 05/28/2014	255,000	256,123
5.38%, 06/13/2014	300,000	337,507

		4,783,728

Federal Home Loan Mortgage Corporation — 2.9%
2.13%, 03/23/2012	1,000,000	1,016,300
1.75%, 06/15/2012	2,000,000	2,032,110
1.00%, 08/28/2012	750,000	755,779
4.13%, 09/27/2013	250,000	269,282
5.00%, 01/30/2014	450,000	497,850
4.75%, 01/19/2016	100,000	112,211

		4,683,532

Federal National Mortgage Association — 3.1%
4.88%, 05/18/2012	500,000	523,758
4.00%, 04/15/2013	1,000,000	1,065,252
1.00%, 09/23/2013	1,150,000	1,152,734
4.13%, 04/15/2014	900,000	977,574
5.00%, 12/01/2014 Pool #255598	68,022	71,034
2.38%, 07/28/2015	350,000	359,172
1.50%, 10/28/2015	150,000	146,927
5.00%, 03/15/2016	100,000	113,513
6.00%, 09/01/2019 Pool #735439	43,019	47,013
5.50%, 06/01/2020 Pool #888601	58,178	63,209
5.00%, 05/01/2023 Pool #254762	89,646	96,194
5.50%, 01/01/2024 Pool #AD0471	95,403	103,593
5.00%, 07/01/2024 Pool #255320	45,978	49,250
5.00%, 12/01/2025 Pool #256045	215,555	229,429

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
7.00%, 04/01/2037 Pool #888366	$59,726	$68,463

		5,067,115

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,406,147)		14,534,375

ASSET BACKED SECURITIES — 4.8%
Ally Auto Receivables Trust Series 2010-1, Class A3 1.45%, 05/15/2014	25,000	25,215
Ally Auto Receivables Trust Series 2010-4, Class A3 0.91%, 11/17/2014	107,000	106,996
Ally Auto Receivables Trust Series 2010-2, Class A4 2.09%, 05/15/2015	100,000	101,742
Ally Auto Receivables Trust Series 2010-3, Class A4 1.55%, 08/17/2015	38,000	37,964
AmeriCredit Automobile Receivables Trust Series 2010-1, Class A2 0.97%, 01/15/2013	5,358	5,359
AmeriCredit Automobile Receivables Trust Series 2010-1, Class A3 1.66%, 03/17/2014	15,000	15,106
AmeriCredit Automobile Receivables Trust Series 2010-2, Class A3 1.71%, 08/08/2014	110,000	111,108
AmeriCredit Automobile Receivables Trust Series 2010-A, Class A3 3.51%, 07/06/2017	255,000	264,520

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Capital Auto Receivables Asset Trust Series 2007-3, Class A4 5.21%, 03/17/2014	$56,730	$57,713
Capital Auto Receivables Asset Trust Series 2008-1, Class A4A 4.46%, 07/15/2014	264,000	270,854
CarMax Auto Owner Trust Series 2007-2, Class A4 5.27%, 11/15/2012	54,726	55,340
CarMax Auto Owner Trust Series 2008-1, Class A4A 4.79%, 02/15/2013	55,679	56,781
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 07/15/2014	145,000	146,088
Chrysler Financial Auto Securitization Trust Series 2010-A, Class A3 0.91%, 08/08/2013	93,000	93,153
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 01/15/2016	223,659	226,746
Citibank Credit Card Issuance Trust Series 2008-A5, Class A5 4.85%, 04/22/2015	400,000	430,427
CNH Equipment Trust Series 2009-C, Class A3 1.85%, 12/16/2013	31,010	31,155
CNH Equipment Trust Series 2010-A, Class A3 1.54%, 07/15/2014	43,727	44,035
CNH Equipment Trust Series 2009-B, Class A4 5.17%, 10/15/2014	245,645	254,629

	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Ford Credit Auto Owner Trust Series 2009-A, Class A3A 3.96%, 05/15/2013	$127,584	$129,183
Ford Credit Auto Owner Trust Series 2009-B, Class A3 2.79%, 08/15/2013	79,550	80,463
Ford Credit Auto Owner Trust Series 2009-E, Class A3 1.51%, 01/15/2014	148,526	149,537
Ford Credit Auto Owner Trust Series 2009-B, Class A4 4.50%, 07/15/2014	350,000	368,791
GE Capital Credit Card Master Note Trust Series 2009-2, Class A 3.69%, 07/15/2015	200,000	207,012
GE Capital Credit Card Master Note Trust Series 2009-4, Class A 3.80%, 11/15/2017	100,000	106,394
Harley-Davidson Motorcycle Trust Series 2009-4, Class A3 1.87%, 02/15/2014	300,000	301,609
Harley-Davidson Motorcycle Trust Series 2009-2, Class A3 2.62%, 03/15/2014	74,501	75,182
Harley-Davidson Motorcycle Trust Series 2009-1, Class A4 4.55%, 01/15/2017	275,000	285,715
Honda Auto Receivables Owner Trust Series 2010-1, Class A2 0.62%, 02/21/2012	16,947	16,951

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Honda Auto Receivables Owner Trust Series 2009-2, Class A3 2.79%, 01/15/2013	$130,690	$131,891
Honda Auto Receivables Owner Trust Series 2010-3, Class A2 0.53%, 01/21/2013	170,000	170,095
Honda Auto Receivables Owner Trust Series 2011-1, Class A3 1.13%, 10/15/2014	60,000	60,263
Hyundai Auto Receivables Trust Series 2010-A, Class A3 1.50%, 10/15/2014	150,000	151,534
Hyundai Auto Receivables Trust Series 2008-A, Class A4 5.48%, 11/17/2014	130,000	136,969
Hyundai Auto Receivables Trust Series 2010-B, Class A3 0.97%, 04/15/2015	10,000	10,023
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 03/15/2016	265,000	275,949
John Deere Owner Trust Series 2009-B, Class A3 1.57%, 10/15/2013	19,634	19,735
John Deere Owner Trust Series 2011-A, Class A3 1.29%, 01/15/2016	20,000	20,087
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, 01/15/2014	291,295	293,812

	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
Mercedes-Benz Auto Receivables Trust Series 2010-1, Class A3 1.42%, 08/15/2014	$60,000	$60,557
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 03/15/2016	235,000	241,398
Nissan Auto Receivables Owner Trust Series 2009-A, Class A4 4.74%, 08/17/2015	365,000	383,209
Santander Drive Auto Receivables Trust Series 2010-2, Class A3 1.24%, 02/17/2014	225,000	225,718
Santander Drive Auto Receivables Trust Series 2010-3, Class A3 1.20%, 06/16/2014	20,000	20,068
Toyota Auto Receivables Owner Trust Series 2010-B, Class A3 1.04%, 02/18/2014	500,000	502,597
USAA Auto Owner Trust Series 2008-1, Class A4 4.50%, 10/15/2013	98,197	99,816
USAA Auto Owner Trust Series 2009-2, Class A3 1.54%, 02/18/2014	11,478	11,551
USAA Auto Owner Trust Series 2009-2, Class A4 2.53%, 07/15/2015	115,000	118,379
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A3 1.31%, 01/20/2014	150,000	150,878
World Omni Auto Receivables Trust Series 2009-A, Class A4 5.12%, 05/15/2014	320,000	336,856

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
ASSET BACKED SECURITIES — (Continued)
World Omni Auto Receivables Trust Series 2010-A, Class A4 2.21%, 05/15/2015	$275,000	$281,042

		7,758,195

U.S. TREASURY OBLIGATIONS — 12.1%
U.S. Treasury Notes — 12.1%
0.38%, 08/31/2012	2,900,000	2,901,813
0.38%, 10/31/2012	500,000	499,883
0.50%, 11/30/2012	750,000	750,879
0.50%, 10/15/2013	400,000	397,188
0.63%, 12/31/2012	100,000	100,258
0.75%, 05/31/2012	750,000	753,808
0.75%, 08/15/2013	655,000	655,512
0.75%, 09/15/2013	2,200,000	2,199,657
0.88%, 01/31/2012	1,660,000	1,668,755
0.88%, 02/29/2012	3,500,000	3,519,975
1.13%, 06/15/2013	1,610,000	1,625,723
1.25%, 03/15/2014	250,000	251,992
1.25%, 04/15/2014	600,000	604,360
1.25%, 08/31/2015	150,000	147,340
1.25%, 09/30/2015	300,000	294,071
1.38%, 02/15/2012	800,000	807,562
1.38%, 05/15/2013	100,000	101,524
1.50%, 07/15/2012	400,000	405,860
1.75%, 07/31/2015	150,000	150,739
2.13%, 02/29/2016	515,000	520,472
2.25%, 01/31/2015	1,095,000	1,129,133
2.25%, 03/31/2016	270,000	274,008

		19,760,512

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,697,456)		19,760,512

	Shares	Value
PREFERRED STOCK — 2.0%
Financials — 2.0%
Cititgroup Captial XII*	120,000	$3,174,000

	Par Value
SHORT-TERM INVESTMENTS — 11.4%
Commercial Paper (c) — 8.5%
American Honda Finance 0.18%, 05/04/2011	$800,000	799,992
Coca Cola 0.14%, 05/26/2011	1,650,000	1,649,846
Coca Cola 0.16%, 05/24/2011	800,000	799,922
Grainger 0.14%, 05/19/2011	1,000,000	999,934
Hewlett-Packard 0.11%, 05/11/2011	1,000,000	999,973
Honeywell 0.16%, 06/24/2011	1,000,000	999,702
Nestle 0.12%, 06/06/2011	1,000,000	999,883
PepsiCo 0.16%, 06/17/2011	1,300,000	1,299,665
TD Bank 0.15%, 05/27/2011	3,000,000	2,999,688
United Technologies 0.11%, 05/19/2011	1,250,000	1,249,935
Walt Disney 0.13%, 06/20/2011	1,000,000	999,737

		13,798,277

U.S. Government Agency Issue — 2.9%
Federal Home Loan Bank 0.11%, 06/03/2011	1,700,000	1,699,864

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2011

	Par Value	Value
SHORT-TERM INVESTMENTS — (Continued)
U.S. Government Agency Issue — (Continued)
Federal Home Loan Bank 0.06%, 05/23/2011	$3,000,000	$2,999,895

		4,699,759

TOTAL SHORT-TERM INVESTMENTS (Cost $18,498,223)		18,498,036

TOTAL INVESTMENTS — 99.6% (Cost $159,453,779)		162,088,348
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		625,958

NET ASSETS — 100.0%		$162,714,306

*	Non-income producing security.
(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2011.
(b)	Fix-to-Float Bond. Rate shown is as of April 30, 2011. Maturity date shown is next call date.
(c)	Rate shown represents the yield at time of purchase.
REMICs	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $159,453,779)	$162,088,348
Cash	357,392
Receivable for investments sold	72,244
Receivable for capital shares sold	3,200,000
Dividends and interest receivable	589,080
Prepaid expenses and other assets	11,132

Total assets	166,318,196

Liabilities
Payable for investments purchased	3,476,568
Payable to Advisor	19,866
Payable for administration and accounting fees	32,779
Payable for transfer agent fees	14,079
Payable for custodian fees	7,400
Payable for Trustees and Officers	4,994
Accrued expenses	48,204

Total liabilities	3,603,890

Net Assets	$162,714,306

Net Assets Consisted of:
Capital stock, $0.01 par value	$160,164
Paid-in capital	159,998,362
Accumulated net investment income	46,859
Accumulated net realized loss from investments	(125,648)
Net unrealized appreciation on investments	2,634,569

Net Assets	$162,714,306

Shares outstanding	16,016,443

Net asset value, offering and redemption price per share	$10.16

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Statement of Operations

For the Year Ended April 30, 2011

Investment Income
Dividends	$646,902
Interest	2,002,170

Total investment income	2,649,072

Expenses
Advisory fees (Note 2)	764,320
Administration and accounting fees (Note 2)	185,884
Transfer agent fees (Note 2)	54,581
Trustees’ and officers’ fees	40,130
Custodian fees (Note 2)	26,496
Audit fees	25,173
Legal fees	24,268
Printing and shareholder reporting fees	23,193
Registration and filing fees	7,608
Other expenses	18,838

Total expenses before waivers and reimbursements	1,170,491

Less: waivers and reimbursements (Note 2)	(526,457)

Net expenses after waivers and reimbursements	644,034

Net investment income	2,005,038

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	14,996
Net change in unrealized appreciation on investments	2,567,055

Net realized and unrealized gain from investments	2,582,051

Net increase in net assets resulting from operations	$4,587,089

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2011	For the Period Ended April 30, 2010*
Increase in net assets from operations:
Net investment income	$2,005,038	$91,920
Net realized gain(loss) from investments	14,996	(5,994)
Net change in unrealized appreciation from investments	2,567,055	67,514

Net increase in net assets resulting from operations	4,587,089	153,440

Less Dividends and Distributions to Shareholders:
Net investment income	(2,087,962)	(96,787)
Tax return of capital	(46,579)	—

Net decrease in net assets from dividends and distributions to shareholders	(2,134,541)	(96,787)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	19,850,314	140,354,791

Total increase in net assets	22,302,862	140,411,444

Net assets
Beginning of period	140,411,444	—

End of period	$162,714,306	$140,411,444

Accumulated net investment income, end of year	$46,859	$1

*	The Fund commenced investment operations on February 1, 2010.

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2011	For the Period February 1, 2010* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income	0.13 (1)	0.01	(1)
Net realized and unrealized gain on investments	0.17 (1)	—	(1)(2)

Net increase in net assets resulting from operations	0.30	0.01

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.01)
Tax return of capital	— (2)	—

Net asset value, end of period	$10.16	$10.00

Total investment return(3)	3.01%	0.07	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162,714	$140,411
Ratio of expenses to average net assets	0.42%	0.61	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	0.77%	0.92	%(5)
Ratio of net investment income to average net assets	1.31%	0.42	%(5)
Portfolio turnover rate	22.46%	9.89	%(4)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Not annualized.
(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated. (See Note 2)

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Notes to Financial Statements

April 30, 2011

1.	Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers one class of shares and is not subject to a front-end sales charge.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be value at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

21

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$91,182,105	$—	$91,182,105	$—
Collateralized Mortgage Obligations	7,181,125	—	7,181,125	—
U.S. Government Agency Obligations	14,534,375	—	14,534,375	—
Asset Backed Securities	7,758,195	—	7,758,195	—
U.S. Treasury Obligations	19,760,512	—	19,760,512	—
Preferred Stock	3,174,000	3,174,000	—	—
Short-Term Investments	18,498,036	—	18,498,036	—

Total Investments	$162,088,348	$3,174,000	$158,914,348	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line

22

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2011

basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Advisor is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. As of April 30, 2011, investment advisory fees payable to the Advisor were $19,866, net of fee waivers. For the year ended April 30, 2011, the Advisor waived fees of 0.34% of the Fund’s average daily net assets totaling $526,457.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, BNY Mellon accrued administration and accounting fees totalling $185,884.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, BNY Mellon accrued transfer agent fees totalling $54,581.

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2011

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2011, the Custodian accrued fees totalling $26,496.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the year ended April 30, 2011, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2011 was $24,207. During the period there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3.	Investment in Securities

For the year ended April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$92,306,459	$26,329,547

4.	Capital Share Transactions

For the year ended April 30, 2011 and the period from February 1, 2010 to April 30, 2010, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2011		For the Period February 1, 2010* to April 30, 2010
	Shares	Value	Shares	Value
Sales	8,890,094	$89,430,000	15,378,570	$153,735,205
Reinvestments	211,270	2,127,945	10,336	103,361
Redemptions	(7,124,103)	(71,707,631)	(1,349,724)	(13,483,775)

Net Increase	1,977,261	$19,850,314	14,039,182	$140,354,791

*	Commencement of operations.

As of April 30, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Richman Real Estate Investments, Inc. (31%).

5.	Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Asset and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal period

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2011

ended April 30, 2011, these adjustments were to increase undistributed net investment income/(loss) and decrease accumulated net realized gain/(loss) by $129,782, primarily attributable to paydown treatment. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2011, the tax characters of distributions paid by the Fund was $2,087,962 of ordinary income dividends and tax return of capital of $46,579. For the year ended April 30, 2010, the tax character of distributions paid by the Fund was $96,787 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended April 30, 2011, the Fund deferred to May 1, 2011 post-October capital losses of $104,337.

As of April 30, 2011, the Fund had a capital loss carryforward of $20,817. If not utilized against future capital gains, $10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively.

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$159,542,377

Gross unrealized appreciation	$2,712,738
Gross unrealized depreciation	(166,767)

Net unrealized appreciation	$2,545,971

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6.	Significant Risks

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

7.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are

25

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

April 30, 2011

effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

PEMBERWICK FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Pemberwick Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pemberwick Fund (the “Fund”) at April 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

27

PEMBERWICK FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal period ended April 30, 2011, the Fund paid $2,087,962 of ordinary income dividends and $46,579 of tax return of capital to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 30.94%. The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 30.94%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

PEMBERWICK FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-4785.

30

PEMBERWICK FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 447-4785.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

[1]

Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

31

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

32

PEMBERWICK FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

33

Investment Advisor

Pemberwick Investment Advisors LLC

340 Pemberwick Road

Greenwich, CT 06831

Sub-Advisor

J.P. Morgan Investment Management Inc.

245 Park Ave.

New York, NY 10167

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PEMBERWICK

FUND

of

FundVantage Trust

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund. Shares of the Pemberwick Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Shareholders,

In this inaugural shareholder letter we would like to briefly explain our investment philosophy and why it is has proven successful over many years.

While we only launched the Polen Growth Fund (the “Fund”) in September of 2010, Polen Capital Management (“Polen Capital” or “PCM”) has been managing separate accounts for individuals and institutions for over 22 years and our track record for those clients can be found in the Fund’s current prospectus. PCM is a 100% employee-owned and independent investment firm and we believe that there are many unique attributes to the way we invest.

First, we build our portfolio to own about 20 companies at a time. This number is fewer than most other funds and a key, we believe, to earning both higher returns as well as controlling risk. By only investing in financially superior and competitively advantaged businesses and nothing less, we believe that we have been able to construct a portfolio of companies that can compound their earnings growth at above average rates with less volatility.

Second, we tend to hold companies for about 5 years on average. This is considered a very long holding period by mutual fund investing standards. When we analyze a company, we are thinking about it as if we were interested in buying the whole business to hold for a long period of time. This is a mental framework that allows us to think more objectively about a company and its long-term business prospects and less about the stock market. We are not attempting to buy and sell securities in the short term to create investment returns for our shareholders. We are assembling a portfolio of excellent growth businesses that we believe will grow the aggregate earnings of the portfolio at a rate far above the average company or index of companies. Over the long term, we believe that the return we generate will track closely to that aggregate earnings growth of the companies in the portfolio.

Third, our Chief Investment Officer, David Polen, has managed Polen Capital’s accounts since inception in 1989, a tenure matched by few in the investment business, and he continues to lead the investment team today. Portfolio Manager, Dan Davidowitz, has been co-managing the firm’s accounts with David for over 3 years. The investment team together has over 34 years of combined experience with PCM. The continuity of our team and our singular focus on Polen Capital’s Large Cap Growth managed accounts and the Polen Growth Fund (which are managed with the same investment objective) are certainly unique.

The Polen Growth Fund at fiscal year-end only had a 7 1/2 month track record. Over that period your Fund (Institutional Shares) returned 21.00% versus 22.60% for the S&P 500 and 25.94% for the Russell 1000 Growth. The vast majority of this short-term underperformance versus the benchmarks was due to our lack of exposure to the energy sector and a slightly higher than normal cash position. During this time, lower quality stocks also outperformed their high quality peers, which was an additional headwind to our performance. We partially offset these headwinds with good stock selection. This bottom-up stock selection process, driven by the attributes of our investment philosophy mentioned above, had proven effective for PCM through many market cycles. Going forward we will continue to employ this same approach.

1

Annual Investment Adviser’s Report

April 30, 2011

We look forward to managing the Fund for a very long time and we thank you for your investment in the Polen Growth Fund.

Sincerely,

David Polen

Daniel Davidowitz

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

2

POLEN GROWTH FUND

Annual Report

April 30, 2011

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Polen Growth Fund Institutional Shares vs Russell 1000® Growth Index and S&P 500® Index

The line graph shows performance for Institutional Shares of the Fund and the performance of Retail Shares will vary from the Institutional Shares due to differences in class-specific fees.

Total Returns for the Period Ended April 30, 2011†

Since Inception
Institutional Shares*	21.00%
S&P 500® Index	22.60%
Russell 1000® Index	25.94%

Since Inception
Retail Shares**	5.68%
S&P 500® Index	9.04%
Russell 1000® Index	9.41%

†	Not Annualized.

*	The Polen Growth Fund (the “Fund”) Institutional Shares commenced operations on September 15, 2010.

**	The Retail Shares commenced operations on December 30, 2010.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

POLEN GROWTH FUND

Annual Report

April 30, 2011 (Concluded)

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios, as stated in the current prospectus, are 1.27% and 1.00%, respectively, for the Institutional Shares and 1.52% and 1.25%, respectively, for the Retail Shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser, Polen Capital Management, LLC (“PCM”), has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for the Institutional Shares and the Retail Shares to 1.00% and 1.25%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2011, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

4

POLEN GROWTH FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2010 through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

POLEN GROWTH FUND

Fund Expense Disclosure

April 30, 2011 (Concluded)

(Unaudited)

	Beginning Account Value*	Ending Account Value April 30, 2011	Expenses Paid During Period**
Institutional Shares
Actual**	$1,000.00	$1,100.00	$5.21
Hypothetical (5% return before expenses)***	1,000.00	1,019.77	5.02
Retail Shares
Actual**	$1,000.00	$1,056.80	$4.26
Hypothetical (5% return before expenses)***	1,000.00	1,018.52	6.28

*	Beginning account value is November 1, 2010 for Institutional Shares and December 30, 2010 (commencement of operations) for Retail Shares.
**

Expenses are equal to an annualized expense ratio for the period November 1, 2010 through April 30, 2011 of 1.00% for Institutional Shares and for the period December 30, 2010 (commencement of operations) through April 30, 2011 of 1.25% for Retail Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181 and 121 for Institutional Shares and Retail Shares, respectively), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of the table are based on the actual total returns for the Fund of 10.00% and 5.68% for Institutional Shares and Retail Shares, respectively.

***

Expenses (hypothetical expenses if the Fund had been in existence from November 1, 2010) are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365.

6

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Business Services	13.8%	$1,696,255
Software	13.1	1,612,663
Medical Equipment	12.1	1,485,175
Consumer Discretionary	10.2	1,250,568
Computer Equipment	8.9	1,095,183
Communications Equipment	6.6	812,983
Pharmaceuticals	6.3	773,084
Transportation	5.6	688,586
Internet Software & Services	4.6	571,849
Financials	4.2	516,249
Other Assets In Excess of Liabilities	14.6	1,798,517

NET ASSETS	100.0%	$12,301,112

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 85.4%
Business Services — 13.8%
Accenture PLC, Class A	9,878	$564,330
Cognizant Technology Solutions Corp.*	6,875	569,937
MasterCard, Inc., Class A	2,037	561,988

		1,696,255

Communications Equipment — 6.6%
QUALCOMM, Inc.	14,303	812,983

Computer Equipment — 8.9%
Apple, Inc.*	3,145	1,095,183

Consumer Discretionary — 10.2%
Coach, Inc.	11,503	687,994
Starbucks Corp.	15,545	562,574

		1,250,568

Financials — 4.2%
T. Rowe Price Group, Inc.	8,035	516,249

Internet Software & Services — 4.6%
Google, Inc., Class A*	1,051	571,849

Medical Equipment — 12.1%
C.R. Bard, Inc.	5,207	555,847
Intuitive Surgical, Inc.*	470	164,359
Varian Medical Systems, Inc.*	10,897	764,969

		1,485,175

Pharmaceuticals — 6.3%
Allergan, Inc.	9,717	773,084

Software — 13.1%
BMC Software, Inc.*	4,660	234,072
Microsoft Corp.	20,875	543,168
Oracle Corp.	23,174	835,423

		1,612,663

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — 5.6%
C.H. Robinson Worldwide, Inc.	8,588	$688,586

TOTAL COMMON STOCKS (Cost $9,887,393)		10,502,595

TOTAL INVESTMENTS — 85.4% (Cost $9,887,393)		10,502,595
OTHER ASSETS IN EXCESS OF LIABILITIES — 14.6%		1,798,517

NET ASSETS — 100.0%		$12,301,112

*	Non income producing.

The accompanying notes are an integral part of the financial statements.

8

POLEN GROWTH FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $9,887,393)	$10,502,595
Cash	2,286,289
Receivable for investments sold	298,949
Receivable for capital shares sold	640,539
Dividends and interest receivable	6,449
Receivable from Investment Adviser	19,895
Prepaid expenses and other assets	4,877

Total assets	13,759,593

Liabilities
Payable for capital shares redeemed	138
Payable for investments purchased	1,384,146
Payable for transfer agent fees	22,111
Payable for audit fees	17,597
Payable for administration and accounting fees	12,761
Payable for legal fees	7,655
Payable for printing fees	6,842
Payable for Trustees and Officers	2,865
Payable for custodian fees	2,053
Payable for distribution fees	1,184
Accrued expenses	1,129

Total liabilities	1,458,481

Net Assets	$12,301,112

Net Assets Consisted of:
Capital stock, $0.01 par value	$10,170
Paid-in capital	11,681,167
Accumulated net realized loss from investments	(5,427)
Net unrealized appreciation on investments	615,202

Net Assets	$12,301,112

Institutional Shares:
Shares outstanding	427,130

Net asset value, offering and redemption price per share ($5,168,254 / 427,130)	$12.10

Retail Shares:
Shares Outstanding	589,887

Net asset value, offering and redemption price per share ($7,132,858 / 589,887)	$12.09

The accompanying notes are an integral part of the financial statements.

9

POLEN GROWTH FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Dividends	$20,182
Interest	170

Total investment income	20,352

Expenses
Advisory fees (Note 2)	27,471
Transfer agent fees (Note 2)	48,214
Administration and accounting fees (Note 2)	48,060
Audit fees	17,597
Legal fees	15,607
Custodian fees (Note 2)	11,793
Printing and shareholder reporting fees	11,483
Trustees’ and officers’ fees	11,239
Distribution fees (Retail Shares) (Note 2)	3,322
Registration and filing fees	1,197
Other expenses	4,904

Total expenses before waivers and reimbursements	200,887

Less: waivers and reimbursements (Note 2)	(170,111)

Net expenses after waivers and reimbursements	30,776

Net investment loss	(10,424)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	4,777
Net change in unrealized appreciation on investments	615,202

Net realized and unrealized gain from investments	619,979

Net increase in net assets resulting from operations	$609,555

*	The Fund commenced investment operations on September 15, 2010.

The accompanying notes are an integral part of the financial statements.

10

POLEN GROWTH FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment loss	$(10,424)
Net realized gain on investments	4,777
Net change in unrealized appreciation from investments	615,202

Net increase in net assets resulting from operations	609,555

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	11,691,557

Total increase in net assets	12,301,112

Net assets
Beginning of period	—

End of period	$12,301,112

*	The Fund commenced investment operations on September 15, 2010.

The accompanying notes are an integral part of the financial statements.

11

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Shares
	For the Period September 15, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss	(0.02	)(1)
Net realized and unrealized gain on investments	2.11	(1)

Net increase in net assets resulting from operations	2.09

Redemption fees	0.01

Net asset value, end of period	$12.10

Total investment return(2)	21.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,168
Ratio of expenses to average net assets	1.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	8.23	%(3)
Ratio of net lnvestment loss to average net assets	(0.27	)%(3)
Portfolio turnover rate	22.55	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

12

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Shares
	For the Period December 30, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.44

Net investment loss	(0.02	)(1)
Net realized and unrealized gain on investments	0.66	(1)

Net increase in net assets resulting from operations	0.64

Redemption fees	0.01

Net asset value, end of period	$12.09

Total investment return(2)	5.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,133
Ratio of expenses to average net assets	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	6.35	%(3)
Ratio of net loss to average net assets	(0.50	)%(3)
Portfolio turnover rate	22.55	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

POLEN GROWTH FUND

Notes to Financial Statements

April 30, 2011

1.	Organization and Significant Accounting Policies

The Polen Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers two separate classes of shares, Retail Class and Institutional Class.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$10,502,595	$10,502,595	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

15

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2011, unless the Board of Trustees approves its earlier termination.

For the period ended April 30, 2011, investment advisory fees accrued and waived were $27,471 and fees reimbursed by the Adviser were $103,394. At April 30, 2011, $19,895 was due from the Adviser for reimbursement of other expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $48,060 and waived fees totaling $20,304.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $48,214 and waived fees totaling $14,581.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s Custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For

16

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

the period ended April 30, 2011, the Custodian accrued custody fees totaling $11,793 and waived fees totaling $4,361.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the period ended April 30, 2011, there were no fees paid for the sale of Fund Shares.

The Trust and the Underwriter are parties to an underwriting agreement effective July 1, 2010. The Trust has adopted a distribution plan for Retail Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Retail Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $3,016. During the period there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3.	Investment in Securities

From the commencement of operations on September 15, 2010 to April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$10,863,374	$980,758

17

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

4.	Capital Share Transactions

For the period ended, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011
	Shares	Value
Institutional Shares*
Sales	427,134	$4,802,238
Redemption Fees***	—	1,914
Redemptions	(4)	(47)

Net Increase	427,130	$4,804,105

Retail Shares**
Sales	619,999	$7,229,594
Redemption Fees***	—	3,104
Redemptions	(30,112)	(345,246)

Net Increase	589,887	$6,887,452

*	Institutional Shares commenced operations on September 15, 2010.
**	Retail Shares commenced operations on December 30, 2010.
***

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

As of April 30, 2011, the following shareholders held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Charles Schwab & Co., Inc. (41%), Mitra & Co. (11%) and David M. Polen (10%).

5.	Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2011, these adjustments were to increase undistributed net investment income/(loss) by $10,424, to decrease accumulated net realized gain/(loss) by $10,204 and to decrease paid-in-capital by $220 primarily attributable to non-deductible expenses and net investment loss. Net investment loss, net realized gains and net assets were not affected by these adjustments.

18

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

As of April 30, 2011, the components of distributable earnings on a tax basis was Undistributed Ordinary Income of $4,226. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$9,897,046

Gross unrealized appreciation	$684,923
Gross unrealized depreciation	(79,374)

Net unrealized appreciation	$605,549

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any post-October capital losses.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after

19

POLEN GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2011

December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

POLEN GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Polen Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Polen Growth Fund (the “Fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

21

POLEN GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

POLEN GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

POLEN GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

24

POLEN GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing Inc. from March 2008 to July 2010; President, PNC Global Investment Servicing Inc. from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

[1]

Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

25

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

26

POLEN GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

27

Investment Adviser

Polen Capital Management, LLC

2700 N. Military Trail

Suite 230

Boca Raton, FL, 33431

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

of

FundVantage Trust

Institutional Shares

Retail Shares

Annual Report

April 30, 2011

This report is submitted for the general information of the shareholders of the Polen Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund. Shares of the Polen Growth Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear Fellow Shareholder:

We are pleased to report that the Fund experienced significant appreciation since our last report in October. Over the past six months, the net return for the Private Capital Management Value Fund’s I-share class (VFPIX) was 20.37%, performing well on an absolute basis and as compared to the S&P 500 Index’s 16.36% return1. For the fiscal year, the Fund’s I-share class posted a net gain of 19.23%.

In the last few months we have witnessed unprecedented political upheaval in the Middle East and North Africa; several governments have fallen and the West has been dragged into civil war in Libya. Meanwhile, Saudi Arabia was forced to send troops into neighboring Bahrain to quell and contain unrest there. Japan suffered an unimaginable triple blow: earthquake, tsunami and nuclear disaster. The horrific human tragedy laid bare much of what is great and some of what is broken within Japanese society. The stoic grace demonstrated by survivors was inspirational. In contrast, the response to the nuclear disaster at the corporate and national level evidenced the ineffectual bureaucracy that has befallen a Japanese system that once was the envy of the world.

On the European front, the Portuguese people decided that they had endured enough austerity and elected to unelect their sitting government. Rapidly following the bailout of Ireland, the failure of Portugal seems to have ruffled remarkably few feathers. Capital market participants that likely would have suffered a near heart attack at such a sequence of events only twelve months ago largely shrugged off this “set back” and have even ignored the rapidly escalating prospects that Greece will default (again) and this time restructure its debt. Buoyed by hawkish words from the European Central Bank (ECB) and a modest bump in interest rates, the euro has proven remarkably immune to these financial travails, appreciating strongly against the dollar.

What has happened, one might ask, to the dollar’s traditional role as a safe haven in troubled times? One answer is that investor risk aversion has diminished and funds are flowing from areas of low-risk and low-yield to higher-risk and higher-yield. Another more worrisome explanation is that the U.S. government and Federal Reserve are suffering a credibility crisis; the former with regard to its political will (or ability) to address our budget deficit and the latter with respect to the safety and soundness of the U.S. currency. In this regard, the extended bull market in precious metals is more likely than not driven by investor concern that our government has proven willing to debase the dollar in order to sustain the economic recovery.

It is first necessary to recognize that cash is not a risk-free asset. In dollar terms, real world inflation — from fuel to food to clothing — is substantially positive. At a pedestrian level, this obviously implies that a dollar buys less today than it bought last year. Historically, short-term interest rates have operated to compensate investors for an inflation-driven loss of purchasing power. With the after-tax return on cash virtually zero, such is not the case today. More disconcerting to U.S. investors, however, is the diminution in the dollar’s value versus the rest of the world.

The dollar has declined by more than eight percent against a basket of six alternative currencies since the beginning of 2011. An investor who held nothing but cash would have suffered a corresponding decline in the

1 For purposes of this letter, we utilize the investment returns for the Fund’s Class I shares. The performance of the Fund’s Class A shares will be less than the performance of the Fund’s Class I shares due to differences in class specific fees and applicable sales charges.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

worldwide purchasing power of his capital over this period. Unless one regularly travels overseas, the consequence of this wealth destruction is not immediately visible. Rather, it sneaks into our economy via higher prices for imported raw materials and finished goods.

From a societal standpoint, few benefit from this process. Wealth that is improperly invested suffers steady erosion. Those living on fixed incomes endure an inexorable decline in their living standard. Workers will press for higher wages, but find themselves caught between high unemployment and corporations looking to outsource labor to lower cost geographies.

How does this discussion reconcile with a resilient and enduring bull market? Not to be simplistic, but stocks represent a claim on economic assets that are adaptive and capable of generating real growth (i.e., greater than the rate of inflation). Presuming, as we do, that worldwide economic growth continues over time, then almost any broadly diversified portfolio of equities — the S&P 500 for example — should at a minimum provide a storehouse for wealth that is materially superior to cash. We believe that this economic reality is drawing capital into the stock market despite a seemingly endless litany of worldwide concerns.

Despite our belief that equities are a superior asset class, we are not (unsurprisingly) suggesting that you invest in an index fund. As inflationary pressures build, there will be cohorts of the economy that suffer disproportionately. For example, many industrial concerns are facing significant input cost inflation led by soaring prices for base and precious metals not to mention higher related energy costs. We find it hard to imagine that consumer spending will not suffer under the weight of high gas and food prices.

Within this context, we have remained assiduously focused on finding intrinsically undervalued equities that either capitalize upon, or are relatively immune to, the macroeconomic concerns articulated above. Our technology and medical device holdings, for example, generally benefit from a weak dollar because we believe that their North American operations tend to suffer minimal ill-effect from input cost inflation while their foreign operations benefit from an improved competitive position and greater profitability when income is translated back into dollars.

We have opportunistically expanded our commitment to energy businesses through natural gas (Black Hills, National Fuel Gas and Ultra Petroleum), oil (Swift Energy), drilling (Noble Corporation) and the transportation of liquefied natural gas (Golar LNG). While all reside within the rubric of energy, there is a substantially different economic rationale for each investment such that they do not simply correlate to underlying commodity prices.

Two companies that seemingly would have nothing in common, pawnshop operator EZCORP and insurance broker Willis Group, actually share an important common denominator: they both are direct beneficiaries of rising inflation. Since gold jewelry is the most frequently pledged item at pawn shops, higher gold prices foster loan growth and provide substantial inventory gains. We considered this to be a more subtle and creative way to own precious metals. Willis Group benefits from the value of insurance that it brokers. Therefore, factors that drive insurance premiums upward — be it rising asset values, catastrophes or highly expansionary monetary policy — auger well for this business.

The point of this discussion is not to highlight individual securities, but rather to illustrate how the portfolio has evolved over the last two years. In 2009 we stated that Private Capital Management would remain first and foremost a stock-picking organization. Detailed due-diligence and an intense focus on corporate free cash flow

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

generation would, as always, constitute the bedrock of our stock selection process. That said, we did call out one important change: rather than maintaining a single-minded focus on straightforward undervaluation, our portfolio construction would also take into consideration an informed world view. As illustrated by some of the examples discussed above, we believe the Fund’s portfolio is built around intrinsically undervalued equities that also map well against the opportunities and threats that exist in the current macroeconomic environment.

Do not be concerned that we are waxing self-satisfied. Quite the opposite, while we believe we understand why capital is consistently flowing into equities, a rising market makes it more difficult to acquire stocks at prices we consider ideal. Discipline and patience are the watchwords. We will continue to scale out of fully priced stocks and scale into new positions as opportunities permit. While cash is a placeholder asset in the intervening period, we are adamant about not rushing redeployment or managing to a specific cash level.

Over the next few weeks we should gain some insight as to whether Congress and the White House have the skill and political will to deal with our country’s fiscal challenges like adults. Forcing a default is a questionable negotiating tactic when dealing with the issue of raising the U.S. debt ceiling. Trillion dollar deficits into the foreseeable future are likewise unsustainable and equally dangerous, but the threat develops over a longer timeline. It is also important to observe that a cogent debate and evidence of real progress would, in our view, be a tremendous positive for the stock market.

Despite ongoing dollar weakness and his assertion that a strong currency is fundamentally in the nation’s interest in the “medium term”, Fed Chairman Ben Bernanke recently reiterated his intent to complete the second quantitative easing (QE2) by the end of June. While acknowledging growing inflationary pressures — that he dismisses as transitory — Chairman Bernanke also reiterated the Fed’s intention to keep interest rates at historical lows. From a near-term perspective status quo monetary policy is a positive for equities.

It is worth noting that the catastrophe in Japan has precipitated some supply chain issues that will likely have a modest impact on technology sector results over the next quarter or two (which is relevant to the Fund) and the auto sector (where our exposure is minimal). While this may create some near-term volatility for the companies impacted, we view this as an opportunity rather than a threat since business simply will be deferred rather than foregone.

We remain very conscious of events in the Middle East, particularly those that have the potential to involve Saudi Arabia. While it is in everyone’s economic interest to keep oil flowing, this is a volatile and enigmatic region and an oil shock certainly would be damaging for the world economy. In our opinion, this remains the single most significant exogenous threat to our economy and the stock market.

We appreciate your support,

Private Capital Management

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2011

(Unaudited)

Individual holdings mentioned in report and corresponding weighting (as of 3/31/11): Black Hills 0.6%; National Fuel Gas 0.6%; Ultra Petroleum 2.0%; Swift Energy 1.1%; Noble Corporation 1.7%; Golar LNG 1.8%; EZCORP 2.2%; Willis Group 0.7%. The specific securities identified and described above do not represent all the securities purchased or sold and you should not assume that investments in the securities identified as discussed will be profitable.

Mutual Fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and does not represent an offer, solicitation or recommendation to buy, hold or sell any security.

Shares of the Private Capital Management Value Fund are distributed by BNY Mellon Distributors Inc., not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

April 30, 2011

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Class A Shares of the Private

Capital Management Value Fund vs. Russell 2000® and S&P 500® Indexes

The Fund’s growth of an assumed $25,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $23,750.

Total Returns for the Period Ended April 30, 2011†

	Since Inception
Class A Shares (without sales charge)*	25.08%
Class A Shares (with sales charge)*	18.84%
S&P 500 Index	18.76%	**
Russell 2000 Index	27.05%	**

†	Not Annualized.
*	Class A Shares of the Private Capital Management Value Fund (the “Fund”) commenced operations on October 6, 2010.
**	Benchmark performance is from the commencement date of the Class A (October 6, 2010) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

April 30, 2011

(Unaudited)

Comparison of Change in Value of $750,000 Investment in Class I Shares* of the Private

Capital Management Value Fund vs. Russell 2000® and S&P 500® Indexes

Total Returns for the Period Ended April 30, 2011
	1 Year	3 Years	5 Years	10 Years
Class I Shares*	19.23%	3.15%	0.60%	6.75%
S&P 500 Index	17.22%	1.73%	2.95%	2.82%
Russell 2000 Index	22.20%	8.03%	3.89%	7.34%

*

Performance shown for the period from April 30, 2001 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010, to April 30, 2011 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.24% and 1.25%, respectively, for Class A Shares and 1.99% and 1.00%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, L.P., (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class A Shares and Class I Shares to 1.25% and 1.00%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2014, unless the Trust’s Board of Trustees approves an earlier termination.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

April 30, 2011

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

Mutual Fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest in a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2010, through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Continued)

April 30, 2011

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,203.20	$6.83
Hypothetical (5% return before expenses)	1,000.00	1,018.52	6.28
Class I Shares
Actual	$1,000.00	$1,203.70	$5.46
Hypothetical (5% return before expenses)	1,000.00	1,019.77	5.02

*

Expenses are equal to an annualized expenses ratio for the six month period ended April 30, 2011 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in each table are based on the actual six month total return for the Fund of 20.32% and 20.37% for Class A and Class I Shares, respectively.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	32.7%	$14,735,820
Health Care	16.8	7,568,741
Financials	11.7	5,266,996
Energy	8.4	3,788,466
Consumer Discretionary	7.1	3,228,754
Industrials	5.3	2,417,381
Consumer Staples	3.8	1,697,786
Materials	2.6	1,160,663
Utilities	1.2	530,695
Registered Investment Company	10.5	4,708,366
Liabilities In Excess of Other Assets	(0.1)	(27,452)

NET ASSETS	100.0%	$45,076,216

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 89.6%
Consumer Discretionary — 7.1%
AutoNation, Inc.*	24,000	$813,839
Dover Downs Gaming & Entertainment, Inc.	156,542	551,027
Eastman Kodak Co.*	181,500	504,569
H&R Block, Inc.	27,325	472,448
International Game Technology	6,013	106,369
John Wiley & Sons, Inc.	15,325	780,502

		3,228,754

Consumer Staples — 3.8%
Nu Skin Enterprises, Inc., Class A	22,475	721,223
Prestige Brands Holdings, Inc.*	34,450	397,898
Wal-Mart Stores, Inc.	10,525	578,665

		1,697,786

Energy — 8.4%
Golar LNG Partners LP (Bermuda)	19,600	525,280
Golar LNG, Ltd. (Bermuda)	30,825	1,003,662
Noble Corp. (Switzerland)	16,375	704,289
Swift Energy Co.*	16,875	661,331
Ultra Petroleum Corp.*	17,600	893,904

		3,788,466

Financials — 11.7%
Bank of Hawaii Corp.	13,100	639,149
Dundee Corp., Class A (Canada)*	37,900	981,398
Ezcorp, Inc., Class A*	30,350	955,722
Northern Trust Corp.	12,925	646,121
Oppenheimer Holdings, Inc., Class A	16,225	498,270
Raymond James Financial, Inc.	19,200	720,000
Suffolk Bancorp	29,960	491,644
Willis Group Holdings PLC (Ireland)	8,100	334,692

		5,266,996

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care — 16.8%
Alere, Inc.*	22,525	$836,579
Covidien PLC (Ireland)	18,200	1,013,558
Health Management Associates, Inc., Class A*	97,150	1,095,852
Universal Health Services, Inc., Class B	24,950	1,366,761
Valeant Pharmaceuticals International, Inc. (Canada)	32,050	1,686,792
Warner Chilcott PLC, Class A (Ireland)	38,850	895,493
Zimmer Holdings, Inc.*	10,325	673,706

		7,568,741

Industrials — 5.3%
Consolidated Graphics, Inc.*	3,525	197,929
Mine Safety Appliances Co.	24,150	958,272
Triumph Group, Inc.	11,730	1,010,188
UTI Worldwide, Inc. (British Virgin Islands)	11,200	250,992

		2,417,381

Information Technology — 32.7%
CA, Inc.	91,475	2,249,370
Cisco Systems, Inc.	44,650	784,054
CoreLogic, Inc.*	35,775	658,618
Electro Rent Corp.	24,980	393,435
Global Cash Access Holdings, Inc.*	122,152	403,102
Hewlett-Packard Co.	29,050	1,172,749
Imation Corp.*	36,140	371,158
Mentor Graphics Corp.*	83,100	1,225,725
Motorola Mobility Holdings, Inc.*	20,737	540,406
Motorola Solutions, Inc.*	20,300	931,364
Novellus Systems, Inc.*	22,975	737,498
Progress Software Corp.*	18,900	560,385
QUALCOMM, Inc.	21,280	1,209,555
Quantum Corp.*	338,850	1,077,543

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Information Technology — (Continued)
SAIC, Inc.*	24,725	$430,215
Symantec Corp.*	101,305	1,990,643

		14,735,820

Materials — 2.6%
Pope Resources LP.	25,650	1,160,663

Utilities — 1.2%
Black Hills Corp.	8,100	281,475
National Fuel Gas Co.	3,400	249,220

		530,695

TOTAL COMMON STOCKS (Cost $32,361,139)		40,395,302

REGISTERED INVESTMENT COMPANY — 10.5%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.09%(a)	4,708,366	4,708,366

TOTAL INVESTMENTS — 100.1% (Cost $37,069,505)		45,103,668
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(27,452)

NET ASSETS — 100.0%		$45,076,216

*	Non income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2011.

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $37,069,505)	$45,103,668
Receivable for capital shares sold	35,087
Dividends and interest receivable	3,640
Prepaid expenses and other assets	10,290

Total assets	45,152,685

Liabilities
Payable to Adviser	9,686
Payable for transfer agent fees	20,588
Payable for audit fees	17,566
Payable for administration and accounting fees	12,969
Payable for legal fees	7,480
Payable for custodian fees	3,102
Payable for Trustees and Officers	1,676
Payable for distribution fees	173
Accrued expenses	3,229

Total liabilities	76,469

Net Assets	$45,076,216

Net Assets Consisted of:
Capital stock, $0.01 par value	$35,735
Paid-in capital	36,770,926
Accumulated net investment income	16,988
Accumulated net realized gain from investments	218,404
Net unrealized appreciation on investments	8,034,163

Net Assets	$45,076,216

Class A:
Net asset value, offering and redemption price per share ($1,161,823 / 92,135)	$12.61

Maximum offering price per share (100/95 of $12.61)	$13.27

Class I:
Net asset value, offering and redemption price per share ($43,914,393 / 3,481,335)	$12.61

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Dividends	$301,340
Less: foreign taxes withheld	(5,276)

Total investment income	296,064

Expenses
Advisory fees (Note 2)	267,631
Administration and accounting fees (Note 2)	71,120
Transfer agent fees (Note 2)	61,610
Registration and filing fees	37,850
Legal fees	36,850
Audit fees	17,565
Trustees’ and officers’ fees	17,353
Custodian fees (Note 2)	16,525
Printing and shareholder reporting fees	11,445
Distribution fees (Class A) (Note 2)	438
Other expenses	9,048

Total expenses before waivers and reimbursements	547,435

Less: waivers and reimbursements (Note 2)	(249,622)

Net expenses after waivers and reimbursements	297,813

Net investment loss	(1,749)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	273,101
Net change in unrealized appreciation on investments	8,034,163

Net realized and unrealized gain from investments	8,307,264

Net increase in net assets resulting from operations	$8,305,515

*	The Fund commenced investment operations on May 28, 2010.

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*

Increase in net assets from operations:
Net investment loss	$(1,749)
Net realized gain from investments	273,101
Net change in unrealized appreciation on investments	8,034,163

Net increase in net assets resulting from operations	8,305,515

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(139)
Class I	(71,477)

Total net investment income	(71,616)

Net decrease in net assets from dividends and distributions to shareholders	(71,616)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	36,842,317

Total increase in net assets	45,076,216

Net assets
Beginning of period	—

End of period	$45,076,216

Accumulated net investment income, end of period	$16,988

*	The Fund commenced investment operations on May 28, 2010.

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period October 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.10

Net investment loss	(0.04	)(1)
Net realized and unrealized gain on investments	2.57	(1)

Net increase in net assets resulting from operations	2.53

Dividends and distributions to shareholders from:
Net investment income	(0.02)

Net asset value, end of period	$12.61

Total investment return(2)	25.08	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,162
Ratio of expenses to average net assets	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.02	%(4)
Ratio of net investment (loss) to average net assets	(0.59	)%(4)
Portfolio turnover rate	21.71	%(3)(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Not annualized.
(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Portfolio turnover rate excludes securities received from processing three subscriptions-in-kind.

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Period May 28, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	—	(1)(2)
Net realized and unrealized gain on investments	2.64	(1)

Net increase in net assets resulting from operations	2.64

Dividends and distributions to shareholders from:
Net investment income	(0.03)

Net asset value, end of year	$12.61

Total investment return(3)	26.39	%(4)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,914
Ratio of expenses to average net assets	1.00	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(8)	1.84	%(5)
Ratio of net investment income to average net assets	—	%(5)(6)
Portfolio turnover rate	21.71	%(4)(9)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than 0.01%.
(7)	Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.
(8)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(9)	Portfolio turnover rate excludes securities received from processing three subscriptions-in-kind.

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2011

1.	Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $750,000 or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $750,000 or more where a selling broker-dealer did not receive a commission. As of April 30, 2011, Class C and Class R Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2011

determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$45,103,668	$45,103,668	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2011

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Transactions with Affiliates and Related Parties

Private Capital Management, L.P. (“Private Capital” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2011, the amount of potential recovery was as follows:

Expiration April 30, 2014
$249,622

For the period ended April 30, 2011, investment advisory fees payable to the adviser were $9,686. For the period ended April 30, 2011, the Adviser waived fees of $249,622.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, serves as administrator and transfer agent for the Fund.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2011

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totalling $71,120.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totalling $61,610.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, the custodian accrued fees totaling $16,525.

BNY Mellon Distributors Inc. (the “Underwriter”) provides principal underwriting services to the Fund. For the period ended April 30, 2011, the Underwritter received $629 in underwritter commissions and $4,126 in sales commissions for the sale of fund shares.

The Trust and the Underwriter are parties to an underwriting agreement effective July 1, 2010. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $5,019. During the period there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3.	Investment in Securities

From the commencement of operations on May 28, 2010 to April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$7,630,378	$6,687,291

The Fund had a subscription-in-kind on May 28, 2010, which resulted in transactions into the Fund of $23,678,023, which is comprised of securities and cash in the amounts of $22,525,471 and $1,152,552, respectively. The Fund had a subscription-in-kind on June 30, 2010, which resulted in transactions into the Fund of $3,822,816, which is comprised of securities and cash in the amounts of $3,501,011 and $321,805, respectively. The Fund had a subscription-in-kind on December 31, 2010, which resulted in transactions into the Fund of $5,953,078, which is comprised of securities and cash in the amounts of $5,118,469 and $834,609, respectively. These securities are excluded from the aggregate purchases above.

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2011

4.	Capital Share Transactions

For the period ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011
	Shares	Value
Class A Shares*
Sales	92,355	$1,105,873
Reinvestments	12	139
Redemptions	(232)	(2,825)

Net Increase	92,135	$1,103,187

Class I Shares**
Sales	4,042,672	$42,079,150
Reinvestments	6,286	71,477
Redemption Fees***	—	1
Redemptions	(567,623)	(6,411,498)

Net Increase	3,481,335	$35,739,130

*	Class A Shares commenced operations on October 6, 2010.
**	Class I Shares commenced operations on May 28, 2010.
***

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

As of April 30, 2011, the following shareholders held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers (76%) and Merrill Lynch Perice Fenner & Smith Inc. for the Benefit of Customers (22%).

5.	Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Asset and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the period ended April 30, 2011, these adjustments were to increase undistributed net investment income/(loss) by $90,353 and decrease accumulated net realized gains/(loss) and paid-in capital by $54,697 and $35,656, respectively,

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2011

primarily attributable to disallowed expenses and redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the period ended April 30, 2011, the tax character of distributions paid by the Fund was $71,616 of ordinary income dividends. Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, components of distributable earnings on a tax basis was undistributed ordinary income of $243,783 and accumulated long term capital gains of $11,183. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$37,089,079

Gross unrealized appreciation	$8,864,567
Gross unrealized depreciation	(849,978)

Net unrealized appreciation	$8,014,589

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any capital losses after October 31, 2010.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6.	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendements to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2011

measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Private Capital Management Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Private Capital Management Value Fund (the “Fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period May 28, 2010 (commencement of operations) through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2011 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2011, the Fund paid $71,616 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 86.29%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 67.61%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

[1]

Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

31

Investment Adviser

Private Capital Management, L.P.

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRIVATE CAPITAL

MANAGEMENT

VALUE FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. Shares of the Private Capital Management Value Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

TW SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear TW Small Cap Growth Fund Shareholder,

“Major League Baseball has always recognized the influence that our stars can have on the youth of America. As such, we are concerned that recent revelations and allegations of steroid use have been sending a terrible message to young people.” Bud Selig, Commissioner of Major League Baseball

What if Bud Selig were Ben Bernanke? Would he say that, “The Fed has always recognized the influence loose monetary policy can have on the investors of America……and the terrible message it sends about risk-taking.”? Would he be shocked – SHOCKED! – that money had found its way into all forms of risky assets? Probably not. Bud and Ben know that homeruns and returns keep ballparks full and portfolios fat. In fairness to Ben, he was sitting on an 0 – 2 count (massive US deficits) and facing 95 mph heat (a 9.8% unemployment rate) so the best he could do was point to the bleachers in left with his big stick (the Fed’s balance sheet) and hope he could knock one out of the park. If loose money inflates away our debt obligations at a controlled pace and if the wealth effect from rising asset prices can keep the economy moving forward, he may yet circle the bases and give us a tip of his cap. Heck, if he pulls it off, we’ll call him out of the dugout with a standing ovation.

The net effect on risk assets has been positive and this bull market is now more than two years old. Stocks’ winning streak continued through April, with the US market more than holding its own against foreign bourses. Large cap stocks, as represented by the Standard & Poor’s Index (S&P 500) and the Dow Jones Industrial Average, appreciated 8.43% and 10.65%, respectively, for the year-to-date period from December 31, 2010 through April 30, 2011. Small cap stocks, as represented by the Russell 2000 Growth Index, had a year’s worth of returns in 120 days, notching another 13.00% gain for the same period. Major European markets had more muted gains and the MSCI EAFE was up 8.40%, held back by the Nikkei’s (3.71%) return during the same four-month period. Two of the four BRICs (India and Brazil) had negative returns while Russia, in a Sputnik moment, rocketed more than 16.5% in US dollar terms during the first four months of 2011.

Commodity prices were mixed during the quarter. Anyone not driving a Prius knows that oil prices were up strongly with West Texas Intermediate closing the quarter at $113.93 a barrel, up 24.68% for the year-to-date period from January 1 through April 30, 2011. Among metals, silver soared almost 22% in the first three months of 2011 and another 29% in April, and invoked memories of the Hunt brothers’ attempt to corner the market almost forty years ago. Gold was relatively flat during the first three months of 2011, but has since resumed its 10-year advance, having breached the $1,500 per ounce level in April. Interestingly, copper, the metal with a Ph.D. in economics, was down over 5% in the first four months of 2011, and three of the key engines of world growth (Brazil, China, and India) have been aggressively tightening monetary policy since last year. In the US, the growth outlook has been revised downward, partially in response to the terrible events in Japan, which will face a contraction in GDP this quarter. Meanwhile, with most central banks, save the Fed, raising interest rates, the greenback fell more than 4% in the quarter and has seen accelerated declines against most currencies in April. Admittedly, we were in Keds and Tough Skins in 1973, but there are some eerie similarities to the stagflation and lack of confidence in our currency that characterized the Carter years.

1

TW SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

Equity markets had plenty of breaking balls since the beginning of the year. Macro-economic events continued the pattern of inducing profit taking bouts that couldn’t (yet) kill this aging bull. While the VIX1 ended April only slightly lower than it began the year, there were spikes in volatility associated with turmoil in the Middle East in February and the earthquake, tsunami, and nuclear disaster in Japan in March. In Europe, Portugal contributed to macro-economic concerns as the government contended with how to appease creditors with proposed austerity measures that angered voters in Lisbon. On these shores, Congress managed to pass a budget in the ninth inning and avert a government shutdown. We’re still not sure which we would have preferred, but with the subsequent unveiling of the dueling Ryan and Obama budgets, the 2012 electoral battle lines appear drawn. Let the fundraising begin!

There was no shortage of catalysts in the first four months of 2011 that could have caused investors to call it a season, yet markets digested events and moved higher. Despite all the macro headlines, the domestic economy is expanding, corporate earnings continue to surprise to the upside, interest rates remain low, and the Fed Chief’s and President’s jobs are at risk if the recovery doesn’t gather steam and create more jobs. Plenty for the bulls to latch onto. Bears counter that the effects of the Fed’s and Administration’s steroid regimen will wear off after mid-year and growth will shrivel. Housing prices look like they could take a second leg down, state and local government downsizing is a meaningful offset to private sector hiring, and commodity cost increases are acting like a tax on consumer spending and may soon start pressuring corporate margins. With first quarter growth estimates having been revised downward, we believe that a reacceleration of growth in the second half is probably needed in order to keep the bears at bay.

For the partial year from TW Small Cap Growth Fund’s commencement of operations on December 31, 2010 through April 30, 2011, performance was strong in both absolute and relative terms. The Russell 2000 Growth Index, the Fund’s primary benchmark, appreciated 13.17% during the four-month period. We were delighted with the Fund’s Institutional Class total return of 18.60%, 543 basis points of relative outperformance over the benchmark Index.

• Powerwave Technologies Inc. (PWAV), an Information Technology position, has been a top holding for the Fund since its inception and was the top performer for the period. PWAV is a supplier of radio frequency components for wireless networks. Its equipment transmits or amplifies wireless signals and is installed inside a base station cabinet or on a cell tower. We believe the company’s sales should benefit from a global network upgrade cycle currently underway and from leverage in the company’s financial model that we consider to be underappreciated by other investors.

• Pharmasset Inc. (VRUS), the Fund’s second best performing stock for the period, benefitted during the quarter from ground-breaking clinical data surrounding the company’s wholly-owned hepatitis C virus, (“HCV”) anti-viral drugs. The gold standard for HCV treatment is short duration (two-to-four months) oral therapy with a high cure rate, simple dosing, and tolerable side effects, without the use of interferon and ribavirin. The drugs, PSI7977 and PSI938, showed high efficacy with no significant viral rebound in 12-week clinical trials, with and without the use of interferon and ribavirin. Data to date indicates that

[1]	Chicago Board Options Exchange Market Volatility Index.

The commencement date of the Fund is December 31, 2010, while the inception date of the Fund’s performance history, including the predecessor fund, TW Small Cap Growth Fund I, L.P., is November 1, 2007.

2

TW SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

VRUS drug candidates lead the industry in this new therapeutic class. We see significant growth for VRUS and for the global HCV category as these drugs are brought to market.

• Shutterfly Inc. (SFLY) was the third-best performing holding in the Fund’s portfolio over the period.

The company reported a very strong Q4 2010, which highlighted the core elements of our thesis – accelerating revenue growth and margin expansion. Subsequent to posting results, the company acquired TinyPrints, offering SFLY meaningful revenue and cost synergies. We trimmed the position as stock appreciation resulted in less favorable risk/reward, but continue to maintain a position because we think numbers are too low and there is room for further multiple expansion.

We continue to operate under the assumption that economic growth will remain slow but that the risks of slipping into recession remain low. This has proven to be the case as the recovery has been anemic, especially in light of the depth of the recession. Since the beginning of 2010, however, we have underestimated how this economic backdrop would translate to stock market returns. Fortunately, the stocks we own have ignored our predictions and we believe that our portfolios have more than kept pace during this advance.

As of this writing, we are squarely in the midst of earnings reporting season for our portfolio companies. In general, we are pleased with the reports we see and the outlook being provided. Corporate profitability remains strong and we are seeing another quarter of healthy sales growth. Companies appear to have more confidence in projecting their respective businesses as reflected in increasing capital expenditures, selective hiring, restoration of wages and benefits cut during the downturn, and increased M&A activity. Risks most often cited relate to the unknown dragons lurking in post-QE II waters, deflationary debt troubles in developed markets, and the impact of commodity costs on margins that in many cases have already surpassed prior cycle highs.

We don’t hold ourselves out as macro economists and strategists, so we don’t orient our investment strategy around these legitimate and real macro concerns. Our strategy ultimately depends on our ability to identify stocks of small cap growth companies with good risk-reward setups while controlling risk at the portfolio level through appropriate position sizing and sector weightings. We continue to believe that we are in the wake of a recession exacerbated by a financial crisis that has given way to a tepid economic expansion. Consequently, companies that can drive organic growth through the introduction of new products and services may generate superior returns. We believe that as asset correlations continue to drop and as valuations are more squarely aligned with perceived growth prospects, the environment would seem to favor investment strategies predicated on stock selection. As always, we remain attentive to the risks that come with a rapidly changing environment and are mindful that new evidence must be weighed against our current assumptions.

Kenneth A. Korngiebel, CFA

TW Small Cap Growth Fund

3

TW SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2011

(Unaudited)

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

For purposes of this letter, we utilize the investment returns for the TW Small Cap Growth Fund Institutional Class Shares (ticker: SGRIX).The Fund’s portolio holdings may change at any time. Visit www.morningstar.com to see the Fund’s most recently published top 10 holdings list.

4

TW SMALL CAP GROWTH FUND

Performance Data

April 30, 2011

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Institutional Class Shares

of the TW Small Cap Growth Fund vs. Russell 2000® Growth Index

Total Returns For the Period Ended April 30, 2011
	Average Annual
	1 Year	3 years	Since Inception*
Class A Shares (without sales charge)	N/A	N/A	12.11%†
Class A Shares (with sales charge)	N/A	N/A	5.71%†
Advisor Class Shares	N/A	N/A	13.94%†
Institutional Class Shares††	34.73%	14.33%	6.56%
Russell 2000 Growth® Index**	30.29%	9.62%	3.59%

†	Not annualized.
††

Performance shown for the period from November 1, 2007 to December 30, 2010 is the performance of TW Small Cap Growth Fund I, L.P. an unregistered pooled investment vehicle (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on December 31, 2010. Performance from December 31, 2010, to April 30, 2011 is from the performance of the Institutional Class Shares. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Fund had been registered under the 1940 Act its performance may have been different. The line graph shows performance for Institutional Class Shares of the Fund and the performance of Class A Shares and Advisor Class Shares will be lower than the Institutional Class Shares due to higher sales charges and class-specific expenses.

5

TW SMALL CAP GROWTH FUND

Performance Data

April 30, 2011

(Unaudited)

*	Class A Shares, Advisor Class Shares and Institutional Class Shares of the Fund commenced operations on February 3, 2011, March 16, 2011 and December 31, 2010, respectively.

**	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

The returns for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, are 2.06% and 1.48% for Class A Shares, 2.06% and 1.48% for Advisor Class Shares and 1.81% and 1.23% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. TW Asset Management LLC (“TW” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to 1.48% with respect to Class A Shares, 1.48% with respect to Advisor Class Shares and 1.23% with respect to Institutional Class Shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

The Fund intends to evaluate performance as compared to that of the Russell 2000 Growth® Index. The Russell 2000 Growth® Index is an unmanaged index that measures the performance of the small-cap growth market. It is impossible to invest directly in an index.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

6

TW SMALL CAP GROWTH FUND

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from December 31, 2010, commencement of operations, through April 30, 2011 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

TW SMALL CAP GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2011

(Unaudited)

	TW Small Cap Growth Fund
	Beginning Account Value*	Ending Account Value April 30, 2011	Expenses Paid During Period**
Class A Shares
Actual**	$1,000.00	$1,121.10	$3.70
Hypothetical (5% return before expenses)***	1,000.00	1,017.36	7.43
Advisor Shares
Actual**	$1,000.00	$1,139.40	$1.95
Hypothetical (5% return before expenses)***	1,000.00	1,017.36	7.43
Institutional Shares
Actual**	$1,000.00	$1,186.00	$4.35
Hypothetical (5% return before expenses)***	1,000.00	1,018.62	6.18

*	Beginning account value dates for Class A, Advisor Class and Institutional Class Shares are February 3, 2011, March 16, 2011 and December 31, 2010, respectively, commencement of operations.

**

Expenses are equal to an annualized expense ratio for the period from February 3, 2011, March 16, 2011 and December 31, 2010 (commencement of operations) through April 30, 2011 of 1.48%, 1.48%, and 1.23% for Class A, Advisor Class and Institutional Class Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (86, 45 & 118 for Class A, Advisor Class and Institutional Class Shares, respectively.), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual total returns for the Fund of 12.11%, 13.94%, and 18.60% for Class A, Advisor Class and Institutional Class Shares, respectively.

***

Expenses (hypothetical expenses if the Fund had been in existence from November 1, 2010) are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365.

8

TW SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Semiconductors & Semiconductor Equipment	8.5%	$1,594,999
Software	6.6	1,234,227
Machinery	5.8	1,088,513
Biotechnology	4.9	920,247
Consumer Finance	4.8	907,999
Hotels, Restaurants & Leisure	4.6	869,693
Professional Services	4.4	830,147
Health Care Providers & Services	4.3	805,742
Oil, Gas & Consumable Fuels	4.0	756,911
Health Care Equipment & Supplies	3.8	716,730
Communications Equipment	3.8	709,028
Internet Software & Services	3.7	691,072
Energy Equipment & Services	3.0	569,884
Aerospace & Defense	2.8	518,928
Specialty Retail	2.5	476,318
Internet Catalog & Retail	2.4	443,577
Computers & Peripherals	2.3	428,669
Electrical Equipment	2.1	399,007
Real Estate Management & Development	2.0	382,492
Textiles, Apparel & Luxury Goods	2.0	379,974
Chemicals	2.0	369,731
IT Services	1.6	295,467
Road & Rail	1.6	291,015
Food Products	1.4	258,398
Diversified Telecommunication Services	1.3	244,091
Trading Companies & Distributors	1.2	219,170
Diversified Consumer Services	1.1	196,150
Health Care Technology	1.0	191,481
Metals & Mining	1.0	186,765
Commercial Services & Supplies	0.8	153,306
Commercial Banks	0.7	133,399
Household Durables	0.7	133,286
Pharmacueticals	0.6	120,230
Electronic Equipment, Instruments & Components	0.6	120,317
Other Assets in Excess of Liabilities	6.1	1,150,280

NET ASSETS	100.0%	$18,787,243

The accompanying notes are an integral part of the financial statements.

9

TW SMALL CAP GROWTH FUND

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 93.9%
Aerospace & Defense — 2.8%
BE Aerospace, Inc.*	6,047	$233,354
Hexcel Corp.*	13,264	285,574

		518,928

Biotechnology — 4.9%
Alexion Pharmaceuticals, Inc.*	1,056	102,316
Keryx Biopharmaceuticals, Inc.*	25,531	135,059
Pharmasset, Inc.*	2,618	265,648
Spectrum Pharmaceuticals, Inc.*	7,075	63,675
United Therapeutics Corp.*	5,280	353,549

		920,247

Chemicals — 2.0%
Kraton Performance Polymers, Inc.*	3,350	154,636
Solutia, Inc.*	8,163	215,095

		369,731

Commercial Banks — 0.7%
Zions Bancorporation	5,456	133,399

Commercial Services & Supplies — 0.8%
US Ecology, Inc.	8,350	153,306

Communications Equipment — 3.8%
Aruba Networks, Inc.*	4,486	161,182
Powerwave Technologies, Inc.*	66,150	302,305
Sonus Networks, Inc.*	62,320	245,541

		709,028

Computers & Peripherals — 2.3%
OCZ Technology Group, Inc.*	25,537	209,659

	Number of Shares	Value
COMMON STOCKS — (Continued)
Computers & Peripherals — (Continued)
Quantum Corp.*	68,871	$219,010

		428,669

Consumer Finance — 4.8%
Dollar Financial Corp.*	13,330	306,457
First Cash Financial Services, Inc.*	8,752	343,428
Netspend Holdings, Inc.*	22,232	258,114

		907,999

Diversified Consumer Services — 1.1%
Steiner Leisure Ltd.*	4,041	196,150

Diversified Telecommunication Services — 1.3%
tw telecom, inc.*	11,332	244,091

Electrical Equipment — 2.1%
EnerSys*	5,324	201,726
Regal-Beloit Corp.	2,603	197,281

		399,007

Electronic Equipment, Instruments & Components — 0.6%
Maxwell Technologies, Inc.*	6,748	120,317

Energy Equipment & Services — 3.0%
CARBO Ceramics, Inc.	729	117,325
Key Energy Services, Inc.*	10,138	184,512
Pioneer Drilling Co.*	8,843	137,067
Tetra Technologies, Inc.*	8,868	130,980

		569,884

Food Products — 1.4%
Diamond Foods, Inc.	3,939	258,398

Health Care Equipment & Supplies — 3.8%
DexCom, Inc.*	7,244	120,613
Masimo Corp.	6,656	231,562
OraSure Technologies, Inc.*	8,163	71,916
Quidel Corp.*	10,344	137,265

The accompanying notes are an integral part of the financial statements.

10

TW SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Supplies — (Continued)
Volcano Corp.*	5,828	$155,374

		716,730

Health Care Providers & Services — 4.3%
AMERIGROUP Corp.*	3,492	238,504
Health Net, Inc.*	7,830	260,739
HMS Holdings Corp.*	1,855	146,007
Mednax, Inc.*	2,263	160,492

		805,742

Health Care Technology — 1.0%
Omnicell, Inc.*	12,450	191,481

Hotels, Restaurants & Leisure — 4.6%
BJ’s Restaurants, Inc.*	3,370	158,222
Morgans Hotel Group Co.*	23,970	207,341
Orient-Express Hotels Ltd.* .	13,907	170,639
Red Robin Gourmet Burgers, Inc.*	4,760	129,424
Scientific Games Corp.*	19,398	204,067

		869,693

Household Durables — 0.7%
SodaStream International Ltd.*	2,914	133,286

Internet & Catalog Retail — 2.4%
Shutterfly, Inc.*	3,699	227,710
Valuevision Media, Inc., Class A*	33,835	215,867

		443,577

Internet Software & Services — 3.7%
Dice Holdings, Inc.*	12,007	220,088
Internap Network Services Corp.*	58,218	470,984

		691,072

	Number of Shares	Value
COMMON STOCKS — (Continued)
IT Services — 1.6%
ExlService Holdings, Inc.*	14,260	$295,467

Machinery — 5.8%
Actuant Corp., Class A	9,271	257,363
Lindsay Corp.	1,582	115,992
Navistar International Corp.*.	5,538	385,002
Nordson Corp.	2,350	133,880
Trinity Industries, Inc.	5,422	196,276

		1,088,513

Metals & Mining — 1.0%
Horsehead Holding Corp.*	6,241	98,421
Kaiser Aluminum Corp.	1,763	88,344

		186,765

Oil, Gas & Consumable Fuels — 4.0%
Brigham Exploration Co.*	4,709	157,893
Carrizo Oil & Gas, Inc.*	2,320	92,429
Energy XXI Bermuda Ltd.*	3,722	134,923
Goodrich Petroleum Corp.*	5,236	117,653
International Coal Group, Inc.*	11,145	122,929
Rosetta Resources, Inc.*	2,854	131,084

		756,911

Pharmaceuticals — 0.6%
MAP Pharmaceuticals, Inc.* .	7,797	120,230

Professional Services — 4.4%
Acacia Research - Acacia Technologies*	8,215	337,719
Advisory Board Co. (The)*	2,321	108,437
Hudson Highland Group, Inc.*	28,282	170,540
Navigant Consulting, Inc.*	18,322	213,451

		830,147

The accompanying notes are an integral part of the financial statements.

11

TW SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate Management & Development — 2.0%
Jones Lang LaSalle, Inc.	3,736	$382,492

Road & Rail — 1.6%
Kansas City Southern*	3,116	181,071
Marten Transport Ltd.	4,917	109,944

		291,015

Semiconductors & Semiconductor Equipment — 8.5%
Cavium Networks, Inc.*	4,934	232,983
Micrel, Inc.	16,412	210,238
Mindspeed Technologies, Inc.*	43,686	394,048
Netlogic Microsystems, Inc.*.	2,114	91,177
Spreadtrum Communications, Inc., ADR*	8,394	179,632
TriQuint Semiconductor, Inc.*	8,530	117,458
Veeco Instruments, Inc.*	2,187	111,821
Volterra Semiconductor Corp.*	9,800	257,642

		1,594,999

Software — 6.6%
Ariba, Inc.*	3,355	116,653
CommVault Systems, Inc.*	3,854	151,809
Kenexa Corp.*	6,210	182,698
Parametric Technology Corp.*	11,922	289,347
Radiant Systems, Inc.*	6,416	127,807

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software — (Continued)
Sourcefire, Inc.*	8,923	$237,530
VanceInfo Technologies, Inc., ADR*	3,992	128,383

		1,234,227

Specialty Retail — 2.5%
Guess?, Inc.	4,486	192,853
Pier 1 Imports, Inc.*	23,273	283,465

		476,318

Textiles, Apparel & Luxury Goods — 2.0%
Deckers Outdoor Corp.*	1,268	107,602
Warnaco Group, Inc. (The)* .	4,232	272,372

		379,974

Trading Companies & Distributors — 1.2%
Rush Enterprises, Inc.*	10,402	219,170

TOTAL COMMON STOCKS (Cost $15,090,478)		17,636,963

TOTAL INVESTMENTS - 93.9% (Cost $15,090,478)		17,636,963

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.1%		1,150,280

NET ASSETS - 100.0%		$18,787,243

* Non-income producing. ADR American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

12

TW SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at value (Cost $15,090,478)	$17,636,963
Cash	1,236,666
Receivable for investments sold	295,810
Receivable for capital shares sold	600
Dividends and interest receivable	1,180
Receivable from Investment Adviser	15,736
Prepaid expenses and other assets	44,355

Total assets	19,231,310

Liabilities
Payable for investments purchased	386,919
Payable for distribution fees	13
Payable for transfer agent fees	19,165
Payable for administration and accounting fees	6,699
Payable for Trustees and Officers fees	806
Payable for custodian fees	2,396
Accrued expenses	28,069

Total liabilities	444,067

Net Assets	$18,787,243

Net Assets Consisted of:
Capital stock, $0.01 par value	$15,839
Paid-in capital	15,784,881
Accumulated net realized gain from investments	440,038
Net unrealized appreciation on investments	2,546,485

Net Assets	$18,787,243

Class A:
Net asset value, redemption price per share ($71,881 / 6,066)	$11.85

Maximum offering price per share (100/94.25 of $11.85)	$12.57

Advisor Class:
Net asset value, offering and redemption price per share ($28,492 / 2,404)	$11.85

Institutional Class:
Net asset value, offering and redemption price per share ($18,686,870 / 1,575,445)	$11.86

The accompanying notes are an integral part of the financial statements.

13

TW SMALL CAP GROWTH FUND

Statement of Operations

For the Period Ended April 30, 2011*

Investment Income
Dividends	$6,714

Total investment income	6,714

Expenses
Advisory fees (Note 2)	55,489
Transfer agent fees (Note 2)	27,013
Administration and accounting fees (Note 2)	24,742
Audit fees	17,656
Legal fees	7,747
Custodian transaction and out of pocket fees (Note 2)	7,573
Registration and filing fees	7,165
Trustees’ and officers’ fees	4,633
Printing and shareholder reporting fees	2,505
Distribution fees (Class A) (Note 2)	10
Distribution fees (Advisor Class) (Note 2)	8
Other expenses	1,507

Total expenses before waivers and reimbursements	156,048

Less: waivers and reimbursements (Note 2)	(87,814)

Net expenses after waivers and reimbursements	68,234

Net investment loss	(61,520)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments	495,634
Net change in unrealized appreciation on investments	2,546,485

Net realized and unrealized gain on investments	3,042,119

Net increase in net assets resulting from operations	$2,980,599

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

14

TW SMALL CAP GROWTH FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment loss	$(61,520)
Net realized gain from investments	495,634
Net change in unrealized appreciation from investments	2,546,485

Net increase in net assets resulting from operations	2,980,599

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	15,806,644

Total increase in net assets	18,787,243

Net assets
Beginning of period	—

End of period	$18,787,243

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

15

TW SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period February 3, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.57

Net investment loss	(0.04	)(1)
Net realized and unrealized gain on investments	1.32

Net increase in net assets resulting from operations	1.28

Net asset value, end of period	$11.85

Total investment return(2)	12.11%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$ 72
Ratio of expenses to average net assets	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.75	%(3)
Ratio of net investment loss to average net assets	(1.34	%)(3)
Portfolio turnover rate	31.40	%(5)(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

16

TW SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Advisor Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Advisor Class
	For the Period March 16, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.40
Net investment loss	(0.02	)(1)
Net realized and unrealized gain on investments	1.47

Net increase in net assets resulting from operations	1.45

Net asset value, end of period	$11.85

Total investment return(2)	13.94%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$28
Ratio of expenses to average net assets	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.49	%(3)
Ratio of net investment loss to average net assets	(1.29	)%(3)
Portfolio turnover rate	31.40	%(5)(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

17

TW SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period December 31, 2010* to April 30, 20118
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss	(0.04	)(1)
Net realized and unrealized gain on investments	1.90

Net increase in net assets resulting from operations	1.86

Net asset value, end of period	$11.86

Total investment return(2)	18.60%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$18,687
Ratio of expenses to average net assets	1.23	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.81	%(3)
Ratio of net investment loss to average net assets	(1.11	)%(3)
Portfolio turnover rate	31.40	%(5)(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

18

TW SMALL CAP GROWTH FUND

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The TW Small Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 31, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2011, there were eighteen series of the Trust that were operational, including the Fund. The Fund offers separate classes of shares, Class A and Advisor and Institutional Classes. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, BNY Mellon Distributors Inc. (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

19

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1—quoted prices in active markets for identical securities;

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Fund’s assets carried at fair value:

	Total Market Value at 4/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities* .	$17,636,963	$17,636,963	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

20

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DividendsandDistributionstoShareholders — Dividendsfromnetinvestmentincomeanddistributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

TW Asset Management LLC (“TW” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses

21

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. At April 30, 2011, the amount of potential recovery by the Adviser was $61,402, which will expire April 30, 2014.

For the period ended April 30, 2011, the advisory fees accrued and waived were $55,489 and fees reimbursed by the Adviser were $5,913.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $24,742 and waived fees totaling $15,206.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $27,013 and waived fees totaling $7,848.

The Bank of New York Mellon (the “Custodian”), succeeded PFPC Trust Company as the Fund’s custodian, providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, the Custodian accrued custody fees totaling $7,573 and waived fees totaling $3,358.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agreements in place with the Trust.

The Underwriter provides principal underwriting services to the Fund. For the period ended April 30, 2011, the Underwriter received $2,250 in underwriter commissions and $310 in sales commissions for the sale of Fund Shares.

The Trust and the Underwriter are parties to an underwriting agreement dated July 1, 2010. The Trust has adopted a distribution plan for Class A and Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Advisor Class Shares plan, the Fund compensates

22

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Advisor Class Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2011 was $806. During the period, there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are also Officers of the Trust and are not compensated by the Fund or the Trust.

3. Investment in Securities

From the commencement of operations on December 31, 2010 to April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$5,261,186	$6,037,258

The Fund had a subscriptions-in-kind on December 31, 2010, which resulted in transactions into the Fund of $16,052,525, which was comprised of securities and cash in the amounts of $15,370,916 and $681.609, respectively. These securities are excluded from the aggregate purchases above.

4. Capital Share Transactions

From the commencement of operations to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2011†*
	Shares	Values
Class A Shares
Sales	6,066	$67,440

Net increase	6,066	$67,440

Advisor Class Shares
Sales	2,404	$25,000

Net increase	2,404	$25,000

23

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

	For the Period Ended April 30, 2011†*
	Shares	Values
Institutional Class Shares
Sales	1,608,069	$16,082,525
Redemptions	(32,624)	(368,321)

Net increase	1,575,445	$15,714,204

Total Net Increase	1,583,915	$15,806,644

†

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the year ended April 30, 2011, there were no redemption fees.

*	Class A Shares, Advisor Class Shares and Institutional Class Shares commenced operations on February 3, 2011, March 16, 2011 and December 31, 2010, respectively.

As of April 30, 2011, the following shareholder held, of record or beneficially, 10% or more of the outstanding shares of the Fund: Thomas Weisel Partners Group, Inc. (99%).

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal period ended April 30, 2011, these adjustments were $61,520 to increase undistributed net investment income/(loss), $55,596 to decrease accumulated net realized gain/(loss) and $5,924 to decrease paid-in-capital. These adjustments are primarily attributable to non-deductible expenses and net investment loss. Net investment income, net realized gains and net assets were not affected by these adjustments.

As of April 30, 2011, there was $445,140 of undistributed ordinary income on a tax basis. The differences between the book and tax basis components of distributable earnings relate primarily to the timing and

24

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2011

recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$15,095,580

Gross unrealized appreciation	$2,681,752
Gross unrealized depreciation	(140,369)

Net unrealized appreciation	$2,541,383

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended April 30, 2011, the Fund did not incur any post-October capital losses.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncment

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

25

TW SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2011

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

TW SMALL CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

FundVantage Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the TW Small Cap Growth Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2011, and the related statement of operations, statement of changes in net assets, and financial highlights for the period December 31, 2010 (commencement of operations) to April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TW Small Cap Growth Fund of FundVantage Trust at April 30, 2011, and the results of its operations, the changes in its net assets and its financial highlights for the period December 31, 2010 (commencement of operations) to April 30, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2011

27

TW SMALL CAP GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2011, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

TW SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 632-9904 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on December 15, 2010, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), unanimously approved an advisory agreement between TW Asset Management LLC (the “TW” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the TW Small Cap Growth Fund (the “Fund”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information for similarly-managed accounts and for the Fund’s predecessor fund, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. In addition, the Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

29

TW SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Representatives of TW attended the meeting in person and discussed TW’s history, performance and investment strategy in connection with the proposed Agreement and answered questions from the Board.

The Trustees reviewed the performance information for a composite of similarly-managed accounts for the period ending October 31, 2010 on a monthly, quarterly and yearly basis, including a comparison to its benchmark and to the performance information for its Morningstar peer group. The Trustees also reviewed the historical performance information of the Fund’s predecessor fund, the TW Small Cap Growth Fund I, L.P.

The Adviser provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the most recent financials for the Adviser’s parent company, including the balance sheets. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds, including a comparison of funds in the Morningstar Small Cap Growth Category. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund are likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the

30

TW SMALL CAP GROWTH FUND

Other Information

(Unaudited)

benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the Agreement.

31

TW SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 632-9904.

32

TW SMALL CAP GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of theTrust’s shareholders and to provide oversight management of theTrust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 632-9904.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

1Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

33

TW SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

34

TW SMALL CAP GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

35

Investment Adviser

TW Asset Management LLC

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TW SMALL CAP

GROWTH FUND

of

FundVantage Trust

Class A Shares

Advisor Class Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the TW Small Cap Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the TW Small Cap Growth Fund. Shares of the TW Small Cap Growth Fund are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

WHV FUNDS

Annual Investment Adviser’s Report

April 30, 2011

(Unaudited)

Dear WHV Funds Shareholder,

In the first quarter of 2011 equity markets extended their strong performance of 2010. Many domestic U.S. indices bested the returns of the non-U.S. developed countries as measured by the MSCI EAFE Index. For the same period Emerging Markets returns were uncharacteristically weak compared to the developed markets. The main reason for the comparatively strong returns from U.S. domestic indices appeared to be the Federal Reserve Bank’s continued commitment to the second round of quantitative easing, which was sharply contrasted by multiple monetary tightening moves by various EM central banks and the anticipation of an initial interest rate hike by the European Central Bank.

Currently most of the developed world finds itself in the recovery stage of the business cycle. In the recently released April 2011 World Economic Outlook the International Monetary Fund (IMF) reported that the world’s economy grew 5% in 2010 and is projected to grow 4.4% in 2011 and 4.5% in 2012. This is well above the 3.3% annual historical average going back to 1980. The forecasted above trend-line growth is due to the continuing strong economic growth contribution of the emerging markets. As a whole, emerging market countries grew over 7% last year and are expected to advance 6.5% this year and next.

Closer to home, the U.S. reported annual GDP growth of 2.8% for 2010, and the IMF is projecting similar growth for 2011. While economic growth in the United States is about half as strong at this stage of the economic recovery as compared to historical norms, the economy is advancing at a rate that is in line with the long-term average. From 1980 through 2010, U.S. gross domestic product grew at an average annual rate of 2.7%.1

In the medium term, there are concerns that we may enter a period of higher inflation in the US. This would follow many emerging market nations which are already experiencing relatively high inflation rates. The seeds for this higher domestic inflation potential were sown by the Federal Reserve with two consecutive quantitative easing (QE) programs, the second of which will expire at the end of June. While the goal of these programs was to stimulate the economy and combat deflationary forces, they have created a massive amount of liquidity. Consequently, the US dollar weakened, which benefitted energy and materials prices. If the economy continues to recover then one would expect a continued increase in demand for energy and materials, leading to higher industrial input costs as well as rising inflationary expectations.

WHV International Equity Fund

Market Outlook

As global demand for natural resources returns to its pre-recessionary levels, WHV anticipates that supplies will be increasingly tight and significant capital spending will need to occur in order to meet growing consumption needs. We believe that the companies in which we are invested will benefit from these capital expenditures and should generate strong earnings and stock price performance in the foreseeable future.

[1]	Source: IMF, World Economic Outlook, April 2011

1

WHV FUNDS

Annual Investment Adviser’s Report (Continued)

April 30, 2011

(Unaudited)

We anticipate that the portfolio is also reasonably well-positioned to provide some cushion to potential negative impacts in the event we experience a period of higher inflation. In response to the global financial crisis, governments and central banks around the world increased spending, lowered interest rates and initiated quantitative easing programs. These massive government spending initiatives combined with significantly lower tax receipts may be sowing the seeds for the next bubble: long-term inflation. During periods of high inflation, investors tend to favor real and tangible assets as they seek to minimize the degradation of their wealth and purchasing power. Accordingly, if we were to enter a period of high inflation, we would expect that our energy and materials investments would be favored by global investors.

Performance Review

The primary factor in the sector selection process of the Fund is the analysis of global supply and demand imbalances. The identification and monitoring of these imbalances allows WHV to follow the relative attractiveness of each sector. For example, the current secular theme emphasizes those sectors that are expected to benefit from the developing economic leadership of the emerging market economies: energy, materials and industrials.

The continued strong economic environment that emerged in the latter half of 2010 helped the WHV International Equity Fund to realize a 25.12% (I share), and 24.83% (A share without sales charge), total return net of fees during the one year period ending April 30, 2011. This is compared to the overall international equity market, as defined by the MSCI EAFE Index, appreciating 19.18% for the same period. The Fund’s outperformance for the period was attributable to its focused investments in the materials sector combined with its underweight to financials.

WHV Emerging Markets Equity Fund

Market Outlook

The bullish scenario for emerging markets remains intact as most of the countries continue to be positioned for significant economic growth driven by rising productivity and better resource allocation. Higher savings rates, rising commodity prices and improving economic policies have combined to allow sustainable economic growth with low aggregate debt levels. GDP growth in emerging economies has moderated following the interest rate increases discussed above, but GDP growth rates have consistently remained above those of most developed countries. We expect food price increases to moderate on a year-on-year basis. Concerns about accelerating inflation might shift to the developed countries as import prices of raw materials and subassemblies will pressure corporate margins. Extended periods of monetary easing in the U.S. and Europe appear to be slowly reaching an end as evidenced by the intention of the ECB to raise rates in three steps this year. As a result of these developments, we anticipate improved relative performance of EM stock markets vis-à-vis most developed markets during the remainder of 2011, as valuations do not appear to be excessive when adjusted for future earnings growth and relative profitability.

Performance Review

The investment philosophy of the Fund is grounded in the conviction that superior investment performance results are obtainable by identifying attractively valued companies that can grow their earnings faster than the overall market. The process begins with a top-down analysis that identifies the most attractive emerging market countries in which

2

WHV FUNDS

Annual Investment Adviser’s Report (Concluded)

April 30, 2011

(Unaudited)

to invest. Utilizing the firm’s long running GARP oriented philosophy, the firm then constructs a portfolio of the most attractive stocks within those countries following bottom-up, fundamental research.

Since the Fund’s commencement on December 31, 2010 the WHV Emerging Markets Equity Fund has realized a year to date total return net of fees of 3.50% (I share), and 3.40% (A share without sales charge), for the period ending April 30, 2011. This is compared to the emerging markets equity market, as defined by the MSCI Emerging Markets Index, appreciating 5.22% for the same period. The Fund’s underperformance for the period was attributable to investments in Peru and South Korea, as well as specific holdings in the materials and financials sectors. We believe that the Fund remains positioned to benefit from forecasted global economic growth within the Emerging Markets.

WHV would like to thank you for your investment in the Funds and we look forward to communicating with you again in our next letter.

Sincerely,

Wentworth, Hauser and Violich

This letter is intended to assist shareholders in understanding how the WHV International Equity Fund performed during the year ended April 30, 2011 and the WHV Emerging Markets Equity Fund performed during the period ended April 30, 2011 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

3

WHV FUNDS

WHV International Equity Fund

Performance Data

April 30, 2011

(Unaudited)

Comparison of Change in Account Value of the WHV International Equity Fund vs. MSCI EAFE Index

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

WHV FUNDS

WHV International Equity Fund

Performance Data (Continued)

April 30, 2011

(Unaudited)

Average Annual Total Returns For the Year Ended April 30, 2010
	1 Year	Since Inception
Class A Shares (without sales charge)*	24.83%	24.85%
Class A Shares (with sales charge)*	17.63%	20.68%
Class I Shares**	25.12%	41.17%
MSCI EAFE Index	19.18%	17.68%***
MSCI EAFE Index	19.18%	21.73%****

*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.
**	Class I Shares of the Fund commenced operations on December 19, 2008.
***	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.
****	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685 (WHV-INTL). The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.32% and 1.50%, respectively, for Class A Shares and 2.50% and 1.25%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus and may differ from the actual expenses incurred by the Fund for the period covered by this report. Wentworth, Hauser and Violich, Inc. (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class A Shares and Class I Shares to 1.50% and 1.25%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2013, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index (Europe, Autralasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 30, 2011, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

5

WHV FUNDS

WHV Emerging Markets Equity Fund

Performance Data (Concluded)

April 30, 2011

(Unaudited)

Total Returns For the Period Ended April 30, 2011†
Since Inception*
Class A Shares (without sales charge)	3.40%
Class A Shares (with sales charge)	-2.54%
Class I Shares	3.50%
MSCI Emerging Markets Index	5.22%**

†	Not Annualized.
*	The WHV Emerging Markets Equity Fund (the “Fund”) commenced operations on December 31, 2010.
**	Benchmark performance is from inception date of the Fund (December 31, 2010) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685 (WHV-INTL). The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.40% and 1.75%, respectively, for Class A Shares and 2.15% and 1.50%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus and may differ from the actual expenses incurred by the Fund for the period covered by this report. Wentworth, Hauser and Violich, Inc. (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for Class A Shares and Class I Shares to 1.75% and 1.50%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on December 31, 2013, unless the Trust’s Board of Trustees approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI Emerging Markets Index, which is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. As of April 30, 2011, the MSCI Emerging Markets Index consisted of the following 26 emerging economies: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. Emerging markets involve additional risks, including lack of market liquidity, currency devaluation, hyperinflation, political or social instability, and other factors.

6

WHV FUNDS

Fund Expense Disclosure

April 30, 2011

(Unaudited)

As a shareholder of the WHV Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads), if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2010 through April 30, 2011 for the WHV International Equity Fund and from December 31, 2010 (commencement of operations) through April 30, 2011 for the WHV Emerging Markets Equity Fund and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

WHV FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2011

(Unaudited)

	WHV International Equity Fund
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,185.00	$8.13
Hypothetical (5% return before expenses)	1,000.00	1,017.26	7.53
Class I Shares
Actual	$1,000.00	$1,186.60	$6.78
Hypothetical (5% return before expenses)	1,000.00	1,018.52	6.28

	WHV Emerging Markets Equity Fund
	Beginning Account Value(1)	Ending Account Value April 30, 2011	Expenses Paid During Period
Class A Shares
Actual**	$1,000.00	$1,034.00	$5.75
Hypothetical (5% return before expenses)***	1,000.00	1,016.01	8.79
Class I Shares
Actual**	$1,000.00	$1,035.00	$4.93
Hypothetical (5% return before expenses)***	1,000.00	1,017.26	7.53

(1)	The WHV Emerging Markets Equity Fund commenced operations on December 31, 2010. Beginning account value for the hypothetical is November 1, 2010.

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2011 of 1.50% and 1.25% for Class A and Class I Shares, respectively, for the WHV International Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The WHV International Equity Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the WHV International Equity Fund of 18.50% and 18.66% for Class A and Class I Shares, respectively.

**

Expenses are equal to an annualized expense ratio for the period from December 31, 2010 (commencement of operations) through April 30, 2011 of 1.75% and 1.50% for Class A and Class I Shares, respectively, for the WHV Emerging Markets Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (118), then divided by 365 to reflect the period. The WHV Emerging Markets Equity Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the WHV Emerging Markets Equity Fund of 3.40% and 3.50% for Class A and Class I Shares, respectively.

***

Expenses (hypothetical expenses if the WHV Emerging Markets Equity Fund had been in existence from November 1, 2010) are equal to the WHV Emerging Markets Equity Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

8

WHV FUNDS

WHV International Equity Fund

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Energy Equipment & Services	29.1%	$72,552,837
Metals & Mining	11.4	28,470,309
Oil, Gas & Consumable Fuels	10.3	25,597,082
Chemicals	8.7	21,781,668
Road & Rail	8.2	20,591,791
Food Products	6.5	16,111,900
Electrical Equipment	4.2	10,430,916
Tobacco	3.2	7,912,422
Beverages	2.6	6,495,360
Machinery	2.2	5,561,565
Insurance	1.8	4,559,116
Pharmaceuticals	1.5	3,733,923
Real Estate Management & Development	1.1	2,799,201
Capital Markets	0.7	1,793,700
Trading Companies & Distributors	0.2	484,931
Other Assets in Excess of Liabilities	8.3	20,597,285

NET ASSETS	100.0%	$249,474,006

The accompanying notes are an integral part of the financial statements.

9

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 91.7%
Australia — 4.8%
BHP Billiton Ltd., SP ADR	119,505	$12,098,686

Bermuda — 6.4%
Bunge Ltd.	42,240	3,186,586
Nabors Industries Ltd.*	359,227	11,006,715
PartnerRe, Ltd.	23,530	1,890,871

		16,084,172

Brazil — 3.5%
Petroleo Brasileiro SA, ADR	35,210	1,314,389
Vale SA, SP ADR	219,390	7,327,626

		8,642,015

Canada — 26.4%
Agrium, Inc.	62,900	5,688,047
Brookfield Asset Management, Inc., Class A	83,260	2,799,201
Canadian National Railway Co.	134,945	10,448,791
Canadian Natural Resources, Ltd.	190,350	8,938,836
Canadian Pacific Railway Ltd.	153,125	10,143,000
Ensign Energy Services, Inc.	29,210	564,040
Finning International, Inc.	17,475	484,931
Manulife Financial Corp	67,805	1,218,456
Potash Corp. of Saskatchewan, Inc.	180,030	10,150,091
Suncor Energy, Inc.	255,175	11,748,257
Talisman Energy, Inc.	149,195	3,595,600

		65,779,250

France — 0.6%
AXA SA, SP ADR	64,665	1,449,789

	Number of Shares	Value
COMMON STOCKS — (Continued)
Germany — 2.2%
BASF SE, SP ADR*	53,855	$5,544,911

Ireland — 6.4%
Cooper Industries PLC (Ireland)	158,164	10,430,916
Ingersoll-Rand PLC	110,130	5,561,565

		15,992,481

Luxemburg — 3.2%
Tenaris SA, ADR	157,520	8,000,441

Netherlands — 4.2%
Core Laboratories NV (Netherlands)	73,250	7,030,535
Unilever NV, NY Shares	103,775	3,424,575

		10,455,110

Netherlands Antilles — 4.6%
Schlumberger Ltd.	129,170	11,593,008

Norway — 0.2%
Yara International ASA, ADR	6,785	398,619

Switzerland — 19.8%
Nestle SA, SP ADR	152,745	9,500,739
Noble Corp.	259,555	11,163,461
Novartis AG, ADR	63,105	3,733,923
Transocean Ltd. (Switzerland)*	161,260	11,731,665
UBS AG*	89,685	1,793,700
Weatherford International Ltd.*	531,185	11,462,972

		49,386,460

United Kingdom — 9.4%
British American Tobacco PLC, SP ADR	89,710	7,912,422
Diageo PLC, SP ADR	79,825	6,495,360

The accompanying notes are an integral part of the financial statements.

10

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Rio Tinto PLC, SP ADR	123,535	$9,043,997

		23,451,779

TOTAL COMMON STOCKS (Cost $184,366,950)		228,876,721

TOTAL INVESTMENTS - 91.7% (Cost $184,366,950)		228,876,721

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.3%		20,597,285

NET ASSETS - 100.0%		$249,474,006

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

11

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio Holdings Summary Table

April 30, 2011

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Oil, Gas & Consumable Fuels	21.6%	$104,919
Metals & Mining	12.8	61,938
Commercial Banks	10.1	49,200
Wireless Telecommunication Services	8.8	42,512
Beverages	5.4	26,064
Chemicals	4.5	21,666
Energy Equipment & Services	3.9	19,046
Water Utilities	3.6	17,556
Internet Software & Services	3.5	16,844
Hotels, Restaurants & Leisure	3.5	16,808
Semiconductors & Semiconductor Equipment	3.4	16,537
IT Services	3.3	16,295
Pharmaceuticals	3.2	15,696
Life Sciences Tools & Services	3.2	15,488
Machinery	3.2	15,366
Diversified Telecommunication Services	2.6	12,649
Food & Staples Retailing	2.3	11,365
Other Assets in Excess of Liabilities	1.1	5,309

NET ASSETS	100.0%	$485,258

The accompanying notes are an integral part of the financial statements.

12

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — 98.9%
Argentina — 3.9%
Tenaris SA, ADR	375	$19,046

Brazil — 19.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, SP PRF ADR	250	11,365
Cia de Bebidas das Americas, PRF ADR	800	26,064
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	300	17,556
Itau Unibanco Holding SA, PRF ADR	660	15,675
Vale SA, SP ADR	660	22,044

		92,704

Chile — 4.5%
Sociedad Quimica y Minera de Chile SA, SP ADR	355	21,666

China — 24.3%
Aluminum Corp. of China Ltd., ADR	560	13,188
CNOOC Ltd., ADR	85	21,203
Ctrip.com International Ltd., ADR*	345	16,808
PetroChina Co. Ltd., ADR	85	12,374
Sina Corp.*	125	16,844
WuXi PharmaTech Inc., ADR*	880	15,488
Yanzhou Coal Mining Co. Ltd., SP ADR	560	21,862

		117,767

Columbia — 5.3%
BanColombia SA, SP ADR	160	10,600

	Number of Shares	Value
COMMON STOCKS — (Continued)
Columbia — (Continued)
Ecopetrol SA, SP ADR	350	$15,355

		25,955

India — 9.8%
Dr. Reddy’s Laboratories Ltd., ADR	400	15,696
Infosys Technologies Ltd., SP ADR	250	16,295
Tata Motors Ltd., SP ADR	560	15,366

		47,357

Indonesia — 2.6%
PT Telekomunikasi Indonesia Tbk, SP ADR	350	12,649

Mexico — 3.1%
America Movil SAB de CV, ADR L	265	15,158

Peru — 4.7%
Cia de Minas Buenaventura SA, ADR	310	12,918
Credicorp Ltd.	105	10,135

		23,053

Russia — 3.2%
Lukoil OAO, SP ADR	220	15,334

South Africa — 3.9%
Sasol Ltd., SP ADR	325	18,791

South Korea — 8.4%
KB Financial Group, Inc., ADR	240	12,790
POSCO, ADR	125	13,788
SK Telecom Co. Ltd., ADR	755	14,330

		40,908

The accompanying notes are an integral part of the financial statements.

13

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments (Concluded)

April 30, 2011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Taiwan — 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., SP ADR	1,225	$16,537

Turkey — 2.7%
Turkcell Iletisim Hizmet AS, ADR	880	13,024

TOTAL COMMON STOCKS
(Cost $452,862)		479,949

TOTAL INVESTMENTS - 98.9%
(Cost $452,862)		479,949

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		5,309

NET ASSETS - 100.0%		$485,258

*	Non-incomeproducing.

ADR	American Depositary Receipt
PRF ADR	Preferred American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
SP PRF ADR	Sponsored Preferred American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

14

WHV FUNDS

Statement of Assets and Liabilities

April 30, 2011

	WHV International Equity Fund	WHV Emerging Markets Equity Fund
Assets
Investments, at value (Cost $184,366,950 and $452,862, respectively)	$228,876,721	$479,949
Cash	20,854,765	134,154
Receivable for capital shares sold	1,997,162	—
Dividends and interest receivable	610,390	1,024
Receivable from Investment Adviser	—	20,906
Prepaid expenses and other assets	27,983	2,449

Total assets	252,367,021	638,482

Liabilities
Payable for investments purchased	1,666,788	105,408
Payable for capital shares redeemed	896,099	—
Payable to Adviser	177,958	—
Payable for distribution fees	10,681	1
Payable for audit fees	24,829	17,500
Payable for legal fees	6,488	3,000
Payable for transfer agent fees	24,166	15,219
Payable for administration and accounting	33,591	6,485
Payable for Trustees and Officers	4,996	100
Payable for custodian fees	17,628	3,327
Accrued expenses	29,791	2,184

Total liabilities	2,893,015	153,224

Net Assets	$249,474,006	$485,258

Net Assets Consist of:
Capital stock, $0.01 par value	$111,090	$469
Paid-in capital	205,366,175	459,157
Accumulated net investment income	313,009	352
Accumulated net realized loss from investments	(826,039)	(1,807)
Net unrealized appreciation on investments	44,509,771	27,087

Net Assets	$249,474,006	$485,258

The accompanying notes are an integral part of the financial statements.

15

WHV FUNDS

Statement of Assets and Liabilities (Concluded)

April 30, 2011

	WHV International Equity Fund	WHV Emerging Markets Equity Fund
Class A:
Net asset value, offering and redemption price per share ($56,113,432 / 2,502,673) and ($4,872 / 471), respectively	$22.42	$10.34

Maximum offering price per share (100/94.25 of $22.42 and $10.34), respectively	$23.79	$10.97

Class I:
Net asset value, offering and redemption price per share ($193,360,574 / 8,606,296) and ($480,386 / 46,421), respectively	$22.47	$10.35

The accompanying notes are an integral part of the financial statements.

16

WHV FUNDS

Statement of Operations

	For the Year Ended April 30, 2011 WHV International Equity Fund	For the Period Ended April 30, 2011 WHV Emerging Markets Equity Fund*
Investment Income
Dividends	$2,470,546	$1,692
Less: foreign taxes withheld	(193,539)	(71)
Interest	4,723	1

Total investment income	2,281,730	1,622

Expenses
Advisory fees (Note 2)	1,521,305	852
Administration and accounting fees (Note 2)	132,441	24,308
Transfer agent fees (Note 2)	110,565	29,883
Custodian transaction and out of pocket fees (Note 2)	69,346	7,481
Distribution fees (Class A) (Note 2)	66,940	4
Printing and shareholder reporting fees	47,553	2,000
Trustees’ and officers’ fees	37,203	2,223
Registration and filing fees	28,930	551
Legal fees	25,790	3,000
Audit fees	25,048	17,500
Other expenses	17,797	1,347

Total expenses before waivers and reimbursements	2,082,918	89,149

Less: waivers and reimbursements (Note 2)	(114,347)	(87,867)

Net expenses after waivers and reimbursements	1,968,571	1,282

Net investment income	313,159	340

Net realized and unrealized gain (loss) from investments:
Net realized loss from investments	(443,987)	(1,807)
Net change in unrealized appreciation on investments	42,362,217	27,087

Net realized and unrealized gain on investments	41,918,230	25,280

Net increase in net assets resulting from operations	$42,231,389	$25,620

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

17

WHV FUNDS

WHV International Equity Fund

Statement of Changes in Net Assets

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Increase (decrease) in net assets from operations:
Net investment income	$313,159	$159,852
Net realized loss from investments	(443,987)	(287,972)
Net change in unrealized appreciation from investments	42,362,217	2,112,120

Net increase in net assets resulting from operations	42,231,389	1,984,000

Less Dividends and Distributions to Shareholders:
Net investment income:
Class I	(159,999)	(988)

Total net investment income	(159,999)	(988)

Net realized capital gains:
Class A	(16,054)	(12)
Class I	(77,141)	(50)

Total net realized capital gains	(93,195)	(62)

Net decrease in net assets from dividends and distributions	(253,194)	(1,050)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	128,608,575	76,713,690

Total increase in net assets	170,586,770	78,696,640

Net assets
Beginning of year	78,887,236	190,596

End of year	$249,474,006	$78,887,236

Accumulated net investment income, end of period	$313,009	$159,852

The accompanying notes are an integral part of the financial statements.

18

WHV FUNDS

WHV Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the Period Ended April 30, 2011*
Increase (decrease) in net assets from operations:
Net investment income	$340
Net realized loss from investments	(1,807)
Net change in unrealized appreciation from investments	27,087

Net increase in net assets resulting from operations	25,620

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	459,638

Total increase in net assets	485,258

Net assets
Beginning of period	—

End of period	$485,258

Accumulated net investment income, end of period	$352

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

19

WHV FUNDS

WHV International Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2011	For the Period July 31, 2009* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$17.97	$15.22

Net investment income	0.01 (1)	0.05	(1)
Net realized and unrealized gain on investments	4.44 (1)	2.70	(1)

Net increase in net assets resulting from operations	4.45	2.75

Dividends to shareholders from:
Net realized gains	(0.01)	—	(2)

Redemption fees	0.01	—	(2)

Net asset value, end of period	$22.42	$17.97

Total investment return(3)	24.83%	18.07	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$56,113	$14,349
Ratio of expenses to average net assets	1.50%	1.50	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.57%	2.32	%(5)
Ratio of net investment income to average net assets	0.05%	0.37	%(5)
Portfolio turnover rate	2.20%	30.18	%(4)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Not annualized.
(5)	Annualized.
(6)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)

The accompanying notes are an integral part of the financial statements.

20

WHV FUNDS

WHV International Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010		For the Period December 19, 2008* to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$17.99	$12.44		$10.00

Net investment income	0.05 (1)	0.12	(1)	0.07	(1)
Net realized and unrealized gain on investments	4.45 (1)	5.43	(1)	2.37	(1)

Net increase in net assets resulting from operations	4.50	5.55		2.44

Dividends to shareholders from:
Net investment income	(0.02)	—	(2)	—
Net realized gains	(0.01)	—	(2)	—

Total distributions	(0.03)	—		—

Redemption fees	0.01	—	(2)	—

Net asset value, end of period	$22.47	$17.99		$12.44

Total investment return(3)	25.12%	44.62%		24.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$193,361	$64,538		$191
Ratio of expenses to average net assets	1.25%	1.25%		1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.32%	2.50%		163.68	%(4)
Ratio of net investment income to average net assets	0.24%	0.68%		1.73	%(4)
Portfolio turnover rate	2.20%	30.18%		11.10	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

21

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss	—	(1)(2)
Net realized and unrealized gain on investments	0.34	(1)

Net increase in net assets resulting from operations	0.34

Net asset value, end of period	$10.34

Total investment return(3)	3.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$5
Ratio of expenses to average net assets	1.75	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	113.39	%(4)
Ratio of net investment loss to average net assets	(0.15	)%(4)
Portfolio turnover rate	19.25	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.01) per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

22

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.01	(1)
Net realized and unrealized gain on investments	0.34	(1)

Net increase in net assets resulting from operations	0.35

Net asset value, end of period	$10.35

Total investment return(2)	3.50%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$480
Ratio of expenses to average net assets	1.50	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	104.44	%(3)
Ratio of net investment income to average net assets	0.40	%(3)
Portfolio turnover rate	19.25	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (See Note 2)
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

23

WHV FUNDS

Notes to Financial Statements

April 30, 2011

1. Organization and Significant Accounting Policies

The WHV International Equity Fund and the WHV Emerging Markets Equity Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008 and December 31, 2010, respectively. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. As of April 30, 2010, there were eighteen series of the Trust that were operational, including the Funds. The Funds offer separate classes of shares, Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A 1.00% contingent deferred sales charge (“CDSC”) may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where BNY Mellon Distributors Inc. (the “Underwriter”) did not pay a commission to the selling broker-dealer.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Funds’ equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost which approximates fair value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds’ determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair

24

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Trust’s Board of Trustees. The Trust’s Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Wentworth, Hauser and Violich, Inc. (“WHV” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2011, in valuing the Funds’ assets carried at fair value:

Funds	Total Value at 4/30/11	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
WHV International Equity Fund:
Investments in Securities*	$228,876,721	$228,876,721	$—	$—

WHV Emerging Markets Equity Fund:
Investments in Securities*	$479,949	$479,949	$—	$—

* Please refer to Portfolio of Investments for further details.

25

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2011, there were no transfers between Levels 1, 2 and 3 for all Funds.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of

26

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the WHV International Equity Fund’s average daily net assets and 1.50% (on an annual basis) of the WHV Emerging Markets Equity Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013 for the WHV International Equity Fund and until December 31, 2013 for the WHV Emerging Markets Equity Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. As of April 30, 2011, the amount of potential recovery was as follows:

	April 30, 2012	Expiration April 30, 2013	April 30, 2014
WHV International Equity Fund	$74,268	$301,085	$114,347
WHV Emerging Markets Equity Fund	—	—	56,380

27

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

For the period ended April 30, 2011, the advisory fee and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
WHV International Equity Fund	$1,521,305	$(114,347)	$1,406,958
WHV Emerging Markets Equity Fund	852	(56,380)	(55,528)

Hirayama Investments, LLC (the “Sub-Adviser”) serves as the sub-adviser to the WHV International Equity Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the WHV International Equity Fund. Sub-Advisory fees are paid by WHV, not the WHV International Equity Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued administration and accounting fees totaling $132,441 and $24,308 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $16,323 for the WHV Emerging Markets Equity Fund.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, BNY Mellon accrued transfer agent fees totaling $110,565 and $29,883 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $11,665 for the WHV Emerging Markets Equity Fund.

The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2011, the Custodian accrued custodian fees totaling $69,346 and $7,481 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $3,499 for the WHV Emerging Markets Equity Fund.

28

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

BNY Mellon and the Custodian have the ability to recover such amounts previously waived based on the terms and conditions of the various servicing agrements in place with the Trust.

BNY Mellon Distributors Inc. (the “Underwriter”), provides principal underwriting services to the Funds. For the year or period ended April 30, 2011, the Underwriter received $295,319 and $287 in sales commissions for the WHV International Equity Fund and WHV Emerging Markets Equity Fund, respectively.

The Trust and the Underwriter are parties to an underwriting agreement dated July 1, 2010. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Funds during the year or period ended April 30, 2011 was $20,526 for the WHV International Equity Fund and $100 for the WHV Emerging Markets Equity Fund. During the period there were Trustees that were employees of BNY Mellon. They were not entitled to compensation during the time of their employment. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year or period ended April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
WHV International Equity Fund	$119,478,079	$3,099,524
WHV Emerging Markets Equity Fund	514,183	59,514

29

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

4. Capital Share Transactions

For the year or period ended April 30, 2011 and the year ended April 30, 2010, transactions in capital shares (authorized shares unlimited) were as follows:

	WHV International Equity Fund
	For the Year Ended April 30, 2011		For the Period Ended April 30, 2010
	Shares	Values	Shares	Values
Class A Shares*
Sales	1,926,049	$38,938,221	812,114	$14,462,035
Reinvestments	641	12,934	—	—
Redemption Fees**	—	8,791	—	1,138
Redemptions	(222,638)	(4,183,715)	(13,493)	(238,884)

Net increase	1,704,052	$34,776,231	798,621	$14,224,289

Class I Shares
Sales	6,377,142	$120,497,836	4,183,187	$73,286,763
Reinvestments	10,746	216,955	52	912
Redemption Fees**	—	42,409	—	5,041
Redemptions	(1,369,718)	(26,924,856)	(610,432)	(10,803,315)

Net increase	5,018,170	$93,832,344	3,572,807	$62,489,401

	WHV Emerging Markets Equity Fund
	For the Period Ended April 30, 2011***
	Shares	Values
Class A Shares
Sales	471	$4,713

Net increase	471	$4,713

Class I Shares
Sales	46,421	$454,925

Net increase	46,421	$454,925

*	Class A Shares of the WHV International Equity Fund commenced operations on July 31, 2009.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital.

***	The WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

30

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

As of April 30, 2011, the following shareholders held, of record or beneficially, 10% or more of the outstanding shares of the Funds.

	WHV International Equity Fund	WHV Emerging Markets Equity Fund
Reiner M. Triltsch	N/A	12%
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of its Customers	33%	65%
Prudential Investment Service for the Benefit of Mutual Fund Clients	15%	N/A
Jeffrey K. Romrell and Robyn M. Romrell, Trustees of the Romrell 2007 Living Trust	N/A	21%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2011, primarily attributable to redesignation of dividends paid and nondeductible expenses, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
WHV International Equity Fund	$ (3)	$ 3	$ —
WHV Emerging Markets Equity Fund	12	—	(12)

As of April 30, 2011, the tax characters of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$251,762	$1,432
WHV Emerging Markets Equity Fund	—	—

31

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2011

As of April 30, 2010, the tax characters of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$1,050	$—
WHV Emerging Markets Equity Fund	—	—

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income
WHV International Equity Fund	$313,009
WHV Emerging Markets Equity Fund	352

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
WHV International Equity Fund	$184,734,648	$44,523,267	$(381,194)	$44,142,073
WHV Emerging Markets Equity Fund	452,862	31,696	(4,609)	27,087

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year or period ended April 30, 2011, the Funds deferred to May 1, 2011 post-October losses as follows:

Post-October Capital Losses
WHV International Equity Fund	$458,341
WHV Emerging Markets Equity Fund	1,807

32

WHV FUNDS

Notes to Financial Statements (Concluded)

April 30, 2011

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

6. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

33

WHV FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

WHV International Equity Fund and the

WHV Emerging Markets Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV International Equity Fund and the WHV Emerging Markets Equity Fund (the “Funds”) at April 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 27, 2011

34

WHV FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders within 60 days of the Funds’ year end (April 30) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal period ended April 30, 2011, the tax characters of distibutions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$251,762	$1,432
WHV Emerging Markets Equity Fund	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

For the WHV International Equity Fund, the percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 100%.

For the WHV International Equity Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 2.10%.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

35

WHV FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At a meeting held on September 24, 2010, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved an advisory agreement between Wentworth, Hauser and Violich, Inc. (“WHV” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the WHV Emerging Markets Equity Fund (the “Fund”) (“Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser will manage the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its Code of Ethics and Proxy voting policies for the Trustees’ review and consideration. The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. Representatives from WHV attended the meeting and answered questions from the Board.

36

WHV FUNDS

Other Information (Continued)

(Unaudited)

The Trustees reviewed the performance information of a composite for a similarly managed account (“WHV Composite”) versus the MSCI Emerging Markets Index for the period ending June 30, 2010 on a year to date, quarter to date and since inception basis. The Trustees also reviewed the WHV Composite’s rankings within the PSN International Emerging Markets Universe.

WHV provided information regarding its proposed advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financial statements. The Trustees also reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees concluded that the advisory fee and services to be provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services to be provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services to be provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services to be provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s anticipated fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services to be provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders but the fee structure for the Fund did not currently include breakpoint reductions as asset levels increased.

In voting to approve the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each

37

WHV FUNDS

Other Information (Concluded)

(Unaudited)

factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the Agreement would be in the best interest of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement.

38

WHV FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

39

WHV FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	President of PNC Bank Delaware from June 2011 to present; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010; Director of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.)	33	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company); Trustee of Widener University

1Messrs. Marsini and Wynne may be deemed “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini may be deemed an “Interested Trustee” of the Trust by reason of his former position as an officer, director or employee of the Underwriter. Mr. Wynne may be deemed an “Interested Trustee” of the Trust by reason of his former positions with BNY Mellon Asset Servicing and BNY Mellon Investment Servicing (US) Inc., which, with the Underwriter, may be deemed to be under the common control of The Bank of New York Mellon Corporation.

40

WHV FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	33	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; and Swift Mandatory Common Exchange Security Trust

41

WHV FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. and predecessor firms, from 2002 to 2004.

42

Investment Adviser

Wentworth, Hauser and Voilich, Inc

301 Battery Street

Suite 400

San Fransisco, CA 94111-3203

Sub-Adviser (WHV International Equity Fund)

Hirayama Investments, LLC

301 Battery Street

Suite 400

San Fransisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square,

Suite 1700 2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV FUNDS

of

FundVantage Trust

WHV International Equity Fund

WHV Emerging Markets Equity Fund

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2011

This report is submitted for the general information of the shareholders of the WHV Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV Funds. Shares of the WHV Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Donald J. Puglisi, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Puglisi acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of business and a managing director of a financial services consulting firm.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$384,100	$89,500
Ernst & Young LLP	$17,500	N/A
Aggregate Fees	$401,600	$89,500

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2010 and $0 for 2011.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$0	$86,800
Ernst & Young LLP	$0	N/A
Aggregate Fees	$0	$86,800

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the reports to shareholders filed under Item 1 of this form for the Boston Advisors Broad Allocation Strategy Fund, Corverus Strategic Equity Fund, Cutwater Investment Grade Bond Fund, DuPont Capital Emerging Markets Fund, Estabrook Investment Grade Fixed Income Fund, Formula Investing International Value 400 Fund, Formula Investing International Value Select Fund, Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Lateef Fund, Pacific Capital Tax-Free Securities Fund, Pacific Capital Tax-Free Short Intermediate Securities Fund, Pemberwick Fund, Polen Growth Fund, Private Capital Management Value Fund, TW Small Cap Growth Fund, WHV International Equity Fund and WHV Emerging Markets Equity Fund. Schedules of Investments in securities of unaffiliated issuers for the Boston Advisors International Equity Fund, Boston Advisors U.S. Small Cap Equity Fund, Compak Dynamic Asset Allocation Fund, Cutwater High Yield Fund, Cutwater Multi-Sector Inflation Protection Fund, Cutwater Municipal Bond Inflation Protection Fund, EIC Value Fund, Estabrook Value Fund, Formula Investing Global Value 500 Fund, Formula Investing Global Value Select Fund, Gotham International Value 400 Fund, Gotham Global Value 500 Fund, Gotham U.S. Value 1000 Fund, Olympia American Real Estate Fund and SNW Oregon Short-Term Tax-Exempt Bond Fund are not provided because such Funds ceased investment operations or have not yet commenced investment operations as of April 30, 2011.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                             FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer
(principal executive officer)

Date November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer
(principal executive officer)

Date November 21, 2011

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and Chief Financial Officer
(principal financial officer)

Date November 21, 2011

*	Print the name and title of each signing officer under his or her signature.